As filed with the Securities and Exchange Commission on November 9, 1999


                                             1933 Act Registration No. 333-52965
                                             1940 Act Registration No.  811-8767

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933   [X]


                      Pre-Effective Amendment No.   ---           [---]
                      Post-Effective Amendment No.   6            [ X ]
                                                    ---            ---


        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940   [X]


                              Amendment No. 7 [ X ]
                                            -- ---


                       MITCHELL HUTCHINS LIR MONEY SERIES
               (Exact name of registrant as specified in charter)
                               51 West 52nd Street
                          New York, New York 10019-6114
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (212) 713-2000

                            DIANNE E. O'DONNELL, ESQ.
                     Mitchell Hutchins Asset Management Inc.
                           1285 Avenue of the Americas
                            New York, New York 10019
                     (Name and address of agent for service)

                                   Copies to:
                             ELINOR W. GAMMON, ESQ.
                            BENJAMIN J. HASKIN, ESQ.
                           Kirkpatrick & Lockhart LLP
                  1800 Massachusetts Avenue, N.W., Second Floor
                           Washington, D.C. 20036-1800
                            Telephone: (202) 778-9000

Approximate Date of Proposed Public Offering: Effective Date of this Post-Effective Amendment.

It is proposed that this filing will become effective:
[   ] Immediately upon filing pursuant to Rule 485(b)

[ X ] On November 12, 1999, pursuant to Rule 485(b)

[   ] 60 days after filing pursuant to Rule 485(a)(1)
[   ] On pursuant to Rule 485(a)(1)
[   ] 75 days after filing pursuant to Rule 485(a)(2)
[   ] On pursuant to Rule 485(a)(2)


Title of Securities Being Registered: Shares of Beneficial Interest of LIR Premier Money Market Fund and LIR Premier Tax-Free Money Market Fund.

                          LIR PREMIER MONEY MARKET FUND
                     LIR PREMIER TAX-FREE MONEY MARKET FUND










                         -------------------------------

                                   PROSPECTUS


                                NOVEMBER 12, 1999


                         -------------------------------


This prospectus offers shares of these money market funds through firms that have arrangements with Correspondent Services Corporation (csc) and certain other financial services firms for the benefit of their clients.


As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the funds' shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

                                    CONTENTS


                                    THE FUNDS


       -----------------------------------------------------------------
What every investor             3    Premier Money Market Fund
should know about               7    Premier Tax-Free Money Market Fund
the funds                      11    More About Risks and Investment Strategies


                               YOUR INVESTMENT

       -----------------------------------------------------------------
Information for                12    Managing Your Fund Account
managing your fund                   ----Buying Shares
account                              ----Selling Shares
                                     ----Exchanging Shares
                                     ----Pricing and Valuation


                           ADDITIONAL INFORMATION

       -----------------------------------------------------------------
Additional important           15    Management
information about              16    Dividends and Taxes
the funds                      17    Financial Highlights


       -----------------------------------------------------------------

Where to learn more                  Back Cover
about the funds


                        --------------------------------
                        The funds are not a complete or
                        balanced investment program.
                        --------------------------------

PREMIER MONEY MARKET FUND

INVESTMENT OBJECTIVE, STRATEGIES AND RISKS
------------------------------------------

FUND OBJECTIVE

High level of current income consistent with the preservation of capital and the maintenance of liquidity.

PRINCIPAL INVESTMENT STRATEGIES


The fund is a money market fund and seeks to maintain a stable price of $1.00 per share. To do this, the fund invests in a diversified portfolio of high quality money market instruments of governmental and private issuers.

Money market instruments are short-term debt obligations and similar securities. They also include longer term bonds that have variable interest rates or other special features that give them the financial characteristics of short-term debt. The fund invests in foreign money market instruments only if they are denominated in U.S. dollars.

Mitchell Hutchins Asset Management Inc., the fund's investment adviser, selects money market instruments for the fund based on its assessment of relative values and changes in market and economic conditions.


PRINCIPAL RISKS

An investment in the fund is not a bank deposit and is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the fund seeks to maintain the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.


Money market instruments generally have a low risk of loss, but they are not risk-free. The fund is subject to credit risk, which is the risk that issuers may fail, or become less able, to make payments when due. The fund also is subject to interest rate risk. When short-term interest rates rise, the value of the fund's investments generally will fall, and its yield will tend to lag behind prevailing rates.


More information about these and other risks of an investment in the fund is provided below in "More About Risks and Investment Strategies." In particular, see the following headings:

o    Credit Risk

o    Interest Rate Risk

o    Foreign Securities Risk


INFORMATION ON THE FUND'S RECENT HOLDINGS CAN BE FOUND IN THE CURRENT ANNUAL/SEMI-ANNUAL REPORTS FOR THE FUND'S PREDECESSOR, CORRESPONDENT CASH
RESERVES MONEY MARKET PORTFOLIO, A SERIES OF THE INFINITY MUTUAL FUNDS, INC. (SEE BACK COVER FOR INFORMATION ON ORDERING THESE REPORTS).

PERFORMANCE
-----------

RISK/RETURN BAR CHART AND TABLE


The following bar chart and table provide information about Premier Money Market Fund's performance and thus give some indication of the risks of an investment in the fund. The bar chart and table reflect the performance of the fund's predecessor, Correspondent Cash Reserves Money Market Portfolio, a series of The Infinity Mutual Funds, Inc. On November __, 1999, the shareholders of Correspondent Cash Reserves Money Market Portfolio approved an Agreement and Plan of Conversion and Termination to reorganize into Premier Money Market Fund. This reorganization is expected to occur before the end of January 2000. The performance shown below assumes that the reorganization is effected.


The bar chart shows how the fund's performance has varied from year to year.


The table that follows the bar chart shows the average annual returns over several time periods for the fund's shares.


The Fund's past performance does not necessarily indicate how the fund will perform in the future.



PREMIER MONEY MARKET FUND -- TOTAL RETURN (1992 IS THE FUND'S FIRST FULL CALENDAR YEAR OF OPERATIONS)



The chart below contains the following plot points:

                  1992          3.11%
                  1993          2.48%
                  1994          3.45%
                  1995          5.24%
                  1996          4.72%
                  1997          4.77%
                  1998          4.75%


        Best quarter during years shown:   2nd quarter,  1995 ----- 1.31%
        Worst quarter during years shown:  2nd quarter,  1993 ----- 0.59%


        AVERAGE ANNUAL TOTAL RETURNS
        as of December 31, 1998

One Year                         4.75%

Five Years                       4.59%

Life of Fund (5/20/91)           4.16%

EXPENSES AND FEE TABLES
-----------------------

FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.


SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment)


Maximum Sales Charge (Load) Imposed
on Purchases (as a percentage of offering
price)......................................                    None
Maximum Deferred Sales Charge
(Load) (as a percentage of offering price)..                    None



ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)


Management Fees.............................                    0.20%

Distribution and/or Service
(12b-1) Fees................................                    0.60%

Other Expenses(1)...........................                    0.24%

Total Annual Fund Operating Expenses........                    1.04%

Expense Reimbursements(2)...................                    0.14%

Net Expenses(2).............................                    0.90%


---------------
(1) Other Expenses are based on estimated amounts for the current fiscal year.

(2) The fund and Mitchell Hutchins have entered into an expense reimbursement agreement. Mitchell Hutchins has agreed to reimburse the fund to the extent that the fund's expenses through the end of its fiscal year ending December 31, 2000 otherwise would exceed the "Net Expenses" rate shown above. The fund has agreed to repay Mitchell Hutchins for those unreimbursed expenses if it can do so over the following three years without causing the fund's expenses in any of those three years to exceed the "Net Expenses" rate.

EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

        1 YEAR                 3 YEARS              5 YEARS           10 YEARS

          $92                     $317                $560             $1,258

PREMIER TAX-FREE MONEY MARKET FUND

INVESTMENT OBJECTIVE, STRATEGIES AND RISKS
------------------------------------------

FUND OBJECTIVE

High level of current income exempt from federal income tax consistent with the preservation of capital and the maintenance of liquidity.

PRINCIPAL INVESTMENT STRATEGIES

The fund is a money market fund and seeks to maintain a stable price of $1.00 per share. The fund invests in a diversified portfolio of high quality, municipal money market instruments.


Money market instruments are short-term debt obligations and similar securities. They also include longer term bonds that have variable interest rates or other special features that give them the financial characteristics of short-term debt. The fund invests primarily in money market instruments that are exempt from federal income tax. The fund may invest up to 20% of its total assets in securities that are subject to the federal alternative minimum tax.

Mitchell Hutchins Asset Management Inc., the fund's investment adviser, selects money market instruments for the fund based on its assessment of relative values and changes in market and economic conditions.


PRINCIPAL RISKS

An investment in the fund is not a bank deposit and is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the fund seeks to maintain the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.


Money market instruments generally have a low risk of loss, but they are not risk-free. The fund is subject to credit risk, which is the risk that issuers may fail, or become less able, to make payments when due. The fund also is subject to interest rate risks. When short-term interest rates rise, the value of the fund's investments generally will fall, and its yield will tend to lag behind prevailing rates.


More information about these and other risks of an investment in the fund is provided below in "More About Risks and Investment Strategies." In particular, see the following headings:

o   Credit Risk

o   Interest Rate Risk


INFORMATION ON THE FUND'S RECENT HOLDINGS CAN BE FOUND IN THE CURRENT ANNUAL/SEMI-ANNUAL REPORTS FOR THE FUND'S PREDECESSOR, CORRESPONDENT CASH RESERVES TAX FREE MONEY MARKET PORTFOLIO, A SERIES OF THE INFINITY MUTUAL FUNDS, INC. (SEE BACK COVER FOR INFORMATION ON ORDERING THESE REPORTS).

PERFORMANCE
-----------

RISK/RETURN BAR CHART AND TABLE


The following bar chart and table provide information about Premier Tax-Free Money Market Fund's performance and thus give some indication of the risks of an investment in the fund. The bar chart and table reflect the performance of the fund's predecessor, Correspondent Cash Reserves Tax Free Money Market Portfolio, a series of The Infinity Mutual Funds, Inc. On November __, 1999, the shareholders of Correspondent Cash Reserves Tax Free Money Market Portfolio approved an Agreement and Plan of Conversion and Termination to reorganize into Premier Tax-Free Money Market Fund. This reorganization is expected to occur before the end of January 2000. The performance shown below assumes that the reorganization is effected.


The bar chart shows how the fund's performance has varied from year to year.


The table that follows the bar chart shows the average annual returns over several time periods for the fund's shares.


The fund's past performance does not necessarily indicate how the fund will perform in the future.


PREMIER TAX-FREE MONEY MARKET FUND -- TOTAL RETURN (1997 IS THE FUND'S FIRST FULL CALENDAR YEAR OF OPERATIONS)



The chart below contains the following plot points:

                  1997          2.90%
                  1998          2.83%



        Best quarter during years shown: 2nd quarter, 1998 ----- 0.75% Worst quarter during years shown: 4th quarter, 1998 ----- 0.66%



        AVERAGE ANNUAL TOTAL RETURNS
        as of December 31, 1998

One Year                         2.83%

Life of Fund (10/7/96)           2.86%

EXPENSES AND FEE TABLES
-----------------------

FEES AND EXPENSES These tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment)


Maximum Sales Charge (Load) Imposed
on Purchases (as a percentage of offering
price)......................................                    None
Maximum Deferred Sales Charge
(Load) (as a percentage of offering price)..                    None


ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)


Management Fees.............................                    0.20%
Distribution and/or Service (Rule 12b-1)
Fees(1).....................................                    0.60%
Other  Expenses(2)..........................                    0.39%

Total Annual Fund Operating Expenses........                    1.19%

Expense Reimbursements/Fee Waivers(3)                           0.51%

Net Expenses(3).............................                    0.68%



--------------------------
1 Mitchell Hutchins and its affiliates have agreed to waive 0.17% of the fund's Rule 12b-1 fees through December 31, 2000, making the effective rate of these fees 0.43%.

2  Other Expenses are based on estimated amounts for the current fiscal year.

3 Mitchell Hutchins and its affiliates have agreed to waive 0.17% of the fund's Rule 12b-1 fees through December 31, 2000, making the effective rate of these fees 0.43%. In addition, the fund and Mitchell Hutchins have entered into an expense reimbursement agreement. Mitchell Hutchins has agreed to reimburse the fund to the extent that the fund's expenses through the end of its fiscal year ending December 31, 2000 otherwise would exceed the "Net Expenses" rate shown above. The fund has agreed to repay Mitchell Hutchins for those unreimbursed expenses if it can do so over the following three years without causing the fund's expenses in any of those three years to exceed the "Net Expenses" rate.

EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

        1 YEAR                 3 YEARS              5 YEARS           10 YEARS

          $69                    $327                $605              $1,398

MORE ABOUT RISKS AND INVESTMENT STRATEGIES
------------------------------------------


PRINCIPAL RISKS


The main risks of investing in the funds are described below. Not all of these risks apply to each fund. You can find a list of the main risks that apply to either fund under the "Investment Objective, Strategies and Risks" heading for that fund.

Other risks of investing in a fund, along with further details about some of the risks described below, are discussed in the funds' Statement of Additional Information ("SAI"). Information on how you can obtain the SAI is on the back cover of this prospectus.


CREDIT RISK. Credit risk is the risk that the issuer of a money market instrument will not make principal or interest payments when they are due. Even if an issuer does not default on a payment, a money market instrument's value may decline if the market believes that the issuer has become less able, or less willing, to make payments on time. Even the highest quality money market instruments are subject to some credit risk.


INTEREST RATE RISK. The value of money market instruments generally can be expected to fall when short-term interest rates rise and to rise when short-term interest rates fall. Interest rate risk is the risk that interest rates will rise, so that the value of a fund's investments will fall. ALSO, a fund's yield will tend to lag behind changes in prevailing short-term interest rates. This means that a fund's income will tend to rise more slowly than increases in short-term interest rates. Similarly, when short-term interest rates are falling, a fund's income generally will tend to fall more slowly.


FOREIGN SECURITIES RISK. Foreign securities involve risks that normally are not associated with securities of U.S. issuers. These include risks relating to political, social and economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices.

ADDITIONAL RISKS

YEAR 2000 RISK. The funds could be adversely affected by problems relating to the inability of computer systems used by Mitchell Hutchins and the funds' other service providers to recognize the year 2000. While year 2000-related computer problems could have a negative effect on the funds, Mitchell Hutchins is working to avoid these problems with respect to its own computer systems and to obtain assurances from other service providers that they are taking similar steps.

Similarly, the issuers whose money market instruments are bought by the funds and the trading systems used by the funds could be adversely affected by this issue. The ability of an issuer or trading system to respond successfully to this issue requires both technological sophistication and diligence, and there can be no assurance that any steps taken will be sufficient to avoid an adverse impact on the funds.

POLITICAL RISK. Political or regulatory developments could adversely affect the tax-exempt status of interest paid on municipal securities or the tax-exempt status of Premier Tax-Free Money Market Fund's dividends. These developments could also cause the value of this fund's municipal money market instruments to fall.

ADDITIONAL INVESTMENT STRATEGIES

Like all money market funds, the funds are subject to maturity, quality and diversification requirements designed to help them maintain a stable price of $1.00 per share. In addition, Mitchell Hutchins may use a number of professional money management techniques to respond to changing economic and money market conditions and to shifts in fiscal and monetary policy. These techniques include varying a fund's composition and weighted average maturity based upon its assessment of the relative values of various money market instruments and future interest rate patterns. Mitchell Hutchins also may buy or sell money market instruments to take advantage of yield differences.

During adverse market conditions, Premier Tax-Free Money Market Fund may temporarily invest in cash or taxable money market instruments. These investments may not be consistent with achieving the fund's investment objective during the relatively short periods that they are held.

YOUR INVESTMENT

MANAGING YOUR FUND ACCOUNT
--------------------------

BUYING SHARES

The funds  offer  their  shares  only to clients of certain  securities  dealers
(correspondent firms) that have securities clearing arrangements with Correspondent Services Corporation (csc) or certain other financial services firms. These clients include qualified retirement plans and individual retirement accounts. You must buy shares through your Investment Representative at your correspondent firm or other financial services firm.

You may buy shares of the funds at the net asset value per share on the same business day after receipt and acceptance of the purchase order by the transfer agent, subject to timely receipt of the purchase order and federal funds for the purchase as provided below. You can place a purchase order through your Investment Representative By presenting him or her with a check made out to your correspondent firm, your financial services firm or csc. Your correspondent firm or other financial services firm is then responsible for timely depositing that check and crediting your account so that payment is swept into a fund. Your purchase order must be received by the transfer agent by noon, Eastern time, and Federal funds must be available to the funds by 4:00 p.m., Eastern time, on a business day for your purchase to be effective.

Federal funds are funds deposited by a commercial bank in an account at a Federal Reserve Bank that can be transferred to a similar account of another bank in one day and thus can be made immediately available to a fund through its custodian. A business day is any day that the funds' custodian, their transfer agent, Mitchell Hutchins and your correspondent (or other financial services ) firm's office(s) are open for business.

Federal funds are deemed available to a fund two business days after the deposit of a personal check and one business day after deposit of a cashier's or certified check. Your correspondent (or other financial services) firm, csc or their affiliates, I.E., PaineWebber Incorporated, may benefit from the temporary use of the proceeds of personal checks if they are converted to federal funds in less than two business days.

Each fund's shares are sold at net asset value. However, under a Rule 12b-1 plan adopted by the funds, the funds pay a fee for services and expenses relating to the sale and distribution of the funds' shares and/or for providing shareholder services. Because these fees are paid from the funds' assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges. The funds pay Rule 12b-1 plan fees at the following rates based on average daily net assets:

Premier Money Market Fund....................0.60%

Premier Tax-Free Money Market Fund...........0.43%*

--------------
* This is the effective rate resulting from Mitchell Hutchins' and its affiliates' waiver, through December 31, 2000, of 0.17% of its 0.60% Rule 12b-1 plan fee.

The funds and Mitchell Hutchins reserve the right to reject a purchase order or suspend the offering of fund shares. The availability of fund shares to customers of correspondent firms or other financial services firms may vary depending on the arrangements between csc and those firms.

BUYING SHARES AUTOMATICALLY

All free cash credit balances (that is, immediately available funds) of over $1.00 in your brokerage account at your correspondent firm or other financial services firm (including proceeds from securities you have sold) are automatically invested in the fund you selected as your primary sweep money market fund on a daily basis for settlement the next business day, when federal funds normally are available. For cash balances arising from the sale of securities in your brokerage account, federal funds availability can sometimes take longer.

Fund shares will be purchased only after debits and other charges to your brokerage account are satisfied.

MINIMUM INVESTMENTS:

 To open an Individual Retirement
  Account ^(IRA)............................$25
 To open any other  (non-IRA) account.......$1,000
 To add to an account ......................None

The funds may change their minimum investment requirements at any time.

Correspondent firms or other participating financial services firms may establish higher minimums for their customers. Your Investment Representative at your correspondent firm or other financial services firm is responsible for transmitting orders in a timely manner and may have an earlier cut-off time for purchase and sale requests. Speak with your Investment Representative for more information on minimum investments.



                                       12A

SELLING SHARES

You may sell your fund shares by check or through the funds' systematic withdrawal plan. Your fund shares will also be sold automatically to settle any outstanding securities purchases or debits to your linked or associated brokerage account, unless you instruct your Investment Representative otherwise.

You may request sales proceeds at any time by following the instructions related to your account at your correspondent firm or other financial services firm. Your correspondent firm or other financial services firm is responsible for transmitting the sales order to the transfer agent and crediting your account on a timely basis. The funds will not accept requests to sell shares by wire or telephone from you or your financial institution. Your Investment Representative may charge a fee for transmitting the sales order. Please contact your Investment Representative if you have questions about sales order requirements or closing your account.

SELLING BY CHECK

You may sell your fund shares by using a check drawn on your fund account. You may obtain a supply of checks from the transfer agent or by contacting your Investment Representative. When the transfer agent receives the check for payment, the transfer agent will arrange for the sale of a sufficient amount of fund shares to cover the amount of the check. You will continue to receive dividends until the transfer agent receives the check.

You will not receive canceled checks, but you may request photocopies of canceled checks. If you have insufficient funds in your account to cover a check you have written, the payee will receive a returned check. You should not attempt to sell all the shares in your account by writing a check because the amount of fund shares is likely to change each day as you earn dividends. You may not close your account by check.

The transfer agent may impose charges for specially imprinted checks, business checks, stop payment orders, copies of canceled checks and checks returned for insufficient funds. You will pay these charges through automatic sales of an appropriate number of your fund shares.


You may obtain the necessary forms for the checkwriting service from your Investment Representative. This service generally is not available to persons who own fund shares through any sub-account or tax-deferred retirement plan account.

SELLING SHARES AUTOMATICALLY

Csc has instituted an automatic sales procedure applicable to fund shareholders. Csc may use this procedure if you have outstanding amounts due as a result of securities purchases or other transactions. Csc may review your securities account each business day prior to noon, Eastern time, and automatically sell a sufficient number of fund shares to satisfy any outstanding amounts due from your account. This procedure will occur on the business day prior to the day you are obligated to make a payment. Your correspondent firm or other financial services firm will receive these sales proceeds on the day following the sales date.

SYSTEMATIC WITHDRAWAL PLAN

You may receive automatic payments from your account on a monthly, quarterly or semi-annual basis if you maintain a minimum $1,000 balance in your fund account. The minimum withdrawal is $50. Ordinarily, sales proceeds will be on deposit in your designated account at an Automatic Clearing House member bank two business days after the withdrawal. You may request that payment be made by check to yourself or a third party. You, your correspondent firm (or other financial services firm), the transfer agent or a fund may request that your participation in the systematic withdrawal plan end at any time.

If you are a retirement plan participant, you may be eligible for participation in the systematic withdrawal plan. Such withdrawals are generally taxable as ordinary income. Generally, withdrawals from an eligible benefit plan will be taxable as ordinary income and withdrawals will be subject to an additional tax equal to 10% of the amount distributed (unless the withdrawals are used to pay certain higher education expenses and certain acquisition costs of first time home buyers) if made prior to the time the participant:

o    reaches age 59 1/2;

o    becomes permanently disabled; or

o reaches at least age 55 and is separated from service of the employer who sponsored the plan.

Please contact your Investment Representative for more information on the systematic withdrawal plan.


ADDITIONAL INFORMATION


It costs the funds money to maintain shareholder accounts. Therefore, the funds reserve the right to repurchase all shares in any account that has a net asset value of less than $500. If a fund elects to do this with your account, you will be notified that you can increase the amount invested to $500 or more within 60


                                       13A
days. This notice may appear on your account statement. This requirement will be waived for IRA accounts.


If you want to sell shares that you purchased recently, a fund may delay payment until it verifies that it has received good payment. If you purchased shares by check, this can take up to 15 days.

Each fund's shares are bought and sold without charge to the shareholder. Correspondent firms or other financial services firms buying or holding shares for their client accounts may charge clients for cash management and other services provided in connection with their accounts.


You should consider the terms of your account with your correspondent firm or other financial services firm before purchasing shares. A correspondent firm or other financial services firm buying or selling shares on your behalf is responsible for transmitting orders to the transfer agent in accordance with its shareholder agreements and the procedures noted above.

PRICING AND VALUATION

The price of fund shares is based on net asset value. The net asset value is the total value of the fund divided by the total number of shares outstanding. In determining net asset value, each fund values its securities at their amortized cost. This method uses a constant amortization to maturity of the difference between the cost of the instrument to the fund and the amount due at maturity. Each fund's net asset value per share is expected to be $1.00 per share, although this value is not guaranteed.

The net asset value per share for each fund is determined once each business day at noon, Eastern time, on days that the New York Stock Exchange is open, except Columbus Day and Veterans Day. Your price for buying , selling or exchanging your shares will be the net asset value that is next calculated after a fund accepts your order.

MANAGEMENT
----------

INVESTMENT ADVISER

Mitchell Hutchins Asset Management Inc. is the investment adviser and administrator of the funds. Mitchell Hutchins is located at 51 West 52nd Street, New York, New York, 10019 and is a wholly owned asset management subsidiary of PaineWebber Incorporated, which is wholly owned by Paine Webber Group Inc., a publicly owned financial services holding company. On September 30, 1999, Mitchell Hutchins managed over $59 billion in client assets with Mitchell
Hutchins or its affiliates serving as the adviser or sub-adviser of 33 investment companies with 75 separate portfolios and aggregate assets of approximately $47.3 billion.


ADVISORY FEES

Each fund will pay advisory and administration fees to Mitchell Hutchins at the annual rate of 0.20% of its average daily net assets.

DIVIDENDS AND TAXES
-------------------

DIVIDENDS


The funds declare dividends daily and pay them monthly. The funds distribute any net short-term capital gain annually, but may make more frequent distributions if necessary to maintain their share price at $1.00 per share.

Shares earn dividends on the day they are purchased but not on the day they are sold.

You will receive dividends in additional shares of a fund unless you elect to receive them in cash. Contact your Investment Representative if you prefer to receive dividends in cash.

TAXES

Dividends from Premier Tax-Free Money Market Fund generally are not subject to federal income tax. The dividends that you receive from Premier Money Market Fund generally are subject to federal income tax regardless of whether you receive them in additional fund shares or in cash and are expected to be taxed as ordinary income.

If you hold fund shares through a tax-exempt account or plan such as an IRA or 401(k) plan, dividends on your shares generally will not be subject to tax.

Each fund will tell you annually how you should treat its dividends for tax purposes. You will not recognize any gain on the sale of your fund shares so long as the funds maintain a share price of $1.00.

Each fund is required to withhold 31% of all taxable dividends payable to any individuals and certain other noncorporate shareholders who

     o have not provided the funds or their correspondent firm (or other financial services firm) with

     o a correct taxpayer identification number on Form W-9 (for U.S. citizens and resident aliens) or

     o a properly completed claim for exemption on Form W-8 (for nonresident aliens and other foreign entities), or

     o    are otherwise subject to backup withholding.

                              FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand the funds' financial performance for the fiscal periods indicated. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the funds (assuming reinvestment of all dividends and distributions).

The information in the financial highlights for the years ended December 31 has been audited by KPMG LLP, independent auditors for the reported periods of each fund's predecessor, whose report, along with the predecessor funds' financial statements, are included in the predecessor funds' Annual Report to
Shareholders. The information for the six months ended June 30, 1999, is unaudited. The predecessor funds' Annual Report may be obtained without charge by calling 1-800-442-3809.



----------------------------------------------------------------------------------------------------------------
                                              PREMIER MONEY MARKET FUND(1)
----------------------------------------------------------------------------------------------------------------
                                      SIX MONTHS
                                      ENDED JUNE 30,                     YEAR ENDED DECEMBER 31,
                                     ---------------------------------------------------------------------------
                                         1999           1998         1997         1996        1995        1994
                                         ----           ----         ----         ----        ----        ----
                                     (UNAUDITED)

Net Asset Value, Beginning of Period   $   0.9994    $  0.9992   $  0.9991   $  0.9986   $  0.9975    $  0.9999

Income from investment operations:
  Net investment income                    0.0206       0.0465      0.0467      0.0462      0.0512       0.0340
  Net realized gains(losses) on
    investment transactions                0.0001       0.0002      0.0001      0.0005      0.0011      (0.0024)


   Total from investment operations        0.0207       0.0467      0.0468      0.0467      0.0523       0.0316

Dividends to shareholders from net
   investment income                      (0.0206)     (0.0465)    (0.0467)    (0.0462)    (0.0512)     (0.0340)


Net change in net asset value              0.0001       0.0002      0.0001      0.0005      0.0011      (0.0024)

Net asset value, End of Period         $   0.9995    $  0.9994   $  0.9992   $  0.9991   $  0.9986    $  0.9975

TOTAL RETURN                               2.08%(2)     4.75%       4.77%       4.72%       5.24%        3.45%

RATIOS/SUPPLEMENTAL DATA:              $1,633,666    $1,387,903  $1,151,012  $1,007,265  $  779,011   $ 458,092
Net assets, end of period (000's)
Ratio of expenses to average net assets
 (after fee waivers)                       0.91%(3)     0.93%       0.95%       0.88%       0.85%        0.94%
Ratio of net investment income to
  average net assets (after fee            4.15%(3)     4.64%       4.68%       4.65%       5.14%        3.47%

Ratio of expenses to average net assets(4) 1.02%(3)     1.04%       1.06%       l.01%       1.03%        1.12%


-------------------

1 The financial highlights for the periods indicated reflect the financial performance of Correspondent Cash Reserves Money Market Portfolio, which is expected to be reorganized into Premier Money Market Fund before the end of January 2000.

2   Not annualized.

3   Annualized.

4 During the period, certain fees and expenses were voluntarily waived and/or reimbursed. If such voluntary waivers and/or reimbursements had not occurred, the ratios would have been as indicated.

FINANCIAL HIGHLIGHTS
--------------------

---------------------------------------------------------------------------------------------------------------
                      PREMIER TAX-FREE MONEY MARKET FUND(1)
---------------------------------------------------------------------------------------------------------------

                                       SIX MONTHS                                     PERIOD ENDED
                                      ENDED JUNE 30     YEAR ENDED DECEMBER 31,       DECEMBER 31,
                                      -----------------------------------------------------------------
                                          1999          1998             1997             1996(2)
                                       (UNAUDITED)
Net Asset Value, Beginning of Period  $    1.0000     $    1.0000     $    1.0000     $    1.0000
Income from investment operations:
     Net investment income                 0.0117          0.0279          0.0286          0.0100

     Total from investment operations      0.0117          0.0279          0.0286          0.0100

Dividends to shareholders from net
     investment income                    (0.0117)        (0.0279)        (0.0286)        (0.0100)

Net change in net asset value
Net Asset Value, End of Period        $    1.0000     $    1.0000     $    1.0000      $   1.0000

TOTAL RETURN                               1.17%(3)        2.83%           2.90%           0.66%(3)

RATIOS/SUPPLEMENTAL DATA:                $107,568        $102,821        $103,399         $80,409
Net assets, end of period (000's)

Ratio of expenses to average net           0.73%(4)          0.71%         0.78%           0.74%(4)
 assets  (after fee waivers)
---------------------------
Ratio of net investment income             2.35%(4)          2.79%         2.86%          2.80%(4)
 to average net assets (after
 fee waivers)

Ratio of expenses to average net           1.04%(4)          1.02%         1.18%          1.20%(4)
assets(5)

------------------------

1 The financial highlights for the periods indicated reflect the financial performance of Correspondent Cash Reserves Tax Free Money Market Portfolio, which is expected to be reorganized into Premier Tax-Free Money Market Fund before the end of January 2000.

2 For the period from October 7, 1996, (commencement of operations) through December 31, 1996.

3   Not annualized.

4   Annualized.

5   During  the period, certain fees and expenses were voluntarily waived and/or
    reimbursed. If   such   voluntary  waivers  and/or  reimbursements  had  not
    occurred, the ratios would have been as indicated.

TICKER SYMBOL:.       LIR Premier Money Market Fund:      ICCXX

                      LIR Premier Tax-Free Money Market Fund:    CTFXX


If you want more information about the funds, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS

Additional information about the funds' investments is available in the predecessor funds' annual and semi-annual reports to shareholders.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides more detailed information about the funds and is incorporated by reference into this prospectus.


You may discuss your questions about the funds by contacting your Investment Representative. You may obtain free copies of the predecessor funds' annual and semi-annual reports and the funds' SAI by contacting the funds directly at 1-800-^ 442-3809.

You may review and copy information about the funds and their predecessors, including shareholder reports and the SAI, at the Public Reference Room of the Securities and Exchange Commission. You can get text-only copies of reports and other information about the funds and their predecessors and information about the operations of the SEC's Public Reference Room:


o For a fee, by writing to or calling the SEC's Public Reference Room, Washington, D.C. 20549-6009
        Telephone: 1-800-SEC-0330
o       Free, from the SEC's Internet website at: http://www.sec.gov






Mitchell Hutchins LIR Money Series
    -- LIR Premier Money Market Fund
    -- LIR Premier Tax-Free Money Market Fund
Investment Company Act File No. 811-08767


(C)  1999 Mitchell Hutchins Asset Management Inc.  All rights reserved.

                          LIR PREMIER MONEY MARKET FUND
                     LIR PREMIER TAX-FREE MONEY MARKET FUND


                               51 WEST 52ND STREET
                          NEW YORK, NEW YORK 10019-6114

                       STATEMENT OF ADDITIONAL INFORMATION

      Premier Money Market Fund and Premier Tax-Free Money Market Fund are professionally managed money market funds organized as diversified series of Mitchell Hutchins LIR Money Series, a Delaware business trust ("Trust").


      The funds' investment adviser, administrator and distributor is Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), a wholly owned asset management subsidiary of PaineWebber Incorporated ("PaineWebber").


      Portions of the Annual Report and Semi-Annual Report to Shareholders of the funds' predecessors are incorporated by reference into this Statement of Additional Information ("SAI"). The Annual Report and Semi-Annual Report accompany this SAI. You may obtain additional copies of the Reports by calling toll-free 1-800-442-3809.



      This SAI is not a prospectus and should be read only in conjunction with the funds' current Prospectus, dated November 12, 1999. A copy of the Prospectus may be obtained by calling your Investment Representative at your correspondent firm or by calling toll-free 1-800-442-3809. This SAI is dated November 12, 1999.




                                TABLE OF CONTENTS
                                                               PAGE
                                                               ----

        The Funds and Their Investment Policies.........        2
        The Funds' Investments, Related Risks and
        Limitations.....................................        3
        Organization of the Trust; Trustees and Officers
         and Principal Holders of Securities............       13
        Investment Advisory, Administration and
        Distribution Arrangements.......................       20
        Portfolio Transactions..........................       24
        Additional Purchase and Redemption Information;
        Service Organizations...........................       25
        Valuation of Shares.............................       25
        Performance Information.........................       26
        Taxes...........................................       29
        Other Information...............................       31
        Financial Statements............................       32

                     THE FUNDS AND THEIR INVESTMENT POLICIES


      Each fund's investment objective may not be changed without shareholder approval. Except where noted, the other investment policies of each fund may be changed by its board without shareholder approval. As with other mutual funds, there is no assurance that a fund will achieve its investment objective.

      Each fund is a money market fund that invests in high quality money market instruments that have, or are deemed to have, remaining maturities of 13 months or less. Money market instruments are short-term debt-obligations and similar securities. They also include longer term bonds that have variable interest rates or other special features that give them the financial characteristics of short-term debt. Each fund may purchase only those obligations that Mitchell Hutchins determines, pursuant to procedures adopted by the board, present minimal credit risks and are "First Tier Securities" as defined in Rule 2a-7 under the Investment Company Act of 1940, as amended ("Investment Company Act").

      PREMIER MONEY MARKET FUND'S investment objective is to provide a high level of current income consistent with the preservation of capital and the maintenance of liquidity. The fund invests in a diversified portfolio of money market instruments. The fund's investments include (1) U.S. and foreign government securities, (2) obligations of U.S. and foreign banks, (3) commercial paper and other short-term obligations of U.S. and foreign corporations, partnerships, trusts and other entities, (4) repurchase agreements and (5) investment company securities.

      The fund may invest in obligations (including certificates of deposit, bankers' acceptances, time deposits and similar obligations) of U.S. and foreign banks having total assets at the time of purchase in excess of $1.5 billion. The fund's investments in non-negotiable time deposits of these institutions will be considered illiquid if they have maturities greater than seven days.

      The fund generally may invest no more than 5% of its total assets in the securities of a single issuer (other than U.S. government securities), except that the fund may invest up to 25% of its total assets in First Tier Securities of a single issuer for a period of up to three business days. The fund may purchase only U.S. dollar-denominated obligations of foreign issuers.

      The fund may invest up to 10% of its net assets in illiquid securities. The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33-1/3% of its total assets. The fund may borrow up to 15% of the value of its total assets for temporary purposes, including reverse repurchase agreements. The fund may invest in the securities of other money market funds.

      PREMIER TAX-FREE MONEY MARKET FUND'S investment objective is to provide a high level of current income exempt from federal income tax consistent with the preservation of capital and the maintenance of liquidity. The fund invests substantially all of its assets in money market instruments issued by states, municipalities, public authorities and other issuers, the interest from which is exempt from federal income tax ("Municipal Securities"). These instruments include (1) municipal commercial paper, (2) municipal bonds and notes and (3) variable and floating rate municipal securities.


      Municipal bonds include industrial development bonds ("IDBs"), private activity bonds ("PABs"), moral obligation bonds, municipal lease obligations and certificates of participation therein and put bonds. The interest on most PABs is an item of tax preference for purposes of the federal alternative minimum tax ("AMT"). Under normal market conditions, the fund intends to invest in Municipal Securities that pay interest that is not an item of tax preference for purposes of the AMT ("AMT exempt interest"), but may invest up to 20% of its total assets in such securities if, in Mitchell Hutchins' judgment, market conditions warrant. In addition, when Mitchell Hutchins believes that there is an insufficient supply of Municipal Securities or during other unusual market conditions, the fund may temporarily hold cash and may invest all or any portion of its net assets in taxable money market instruments, including repurchase agreements. To the extent that the fund holds cash, such cash would not earn income and would reduce the fund's yield.

      The fund may invest more than 25% of its total assets in municipal obligations which are related in such a way that an economic, business or political development or change affecting one such security also would affect the other securities; for example, securities the interest upon which is paid from revenues of similar types of projects such as mass transit or water and sewer works, or securities whose issuers are located in the same state. As a result of such investments, the fund's yield may be more affected by factors pertaining to the economy of the relevant governmental issuer and other factors specifically affecting the ability of issuers of such securities to meet their obligations.


      The fund generally may invest no more than 5% of its total assets in the securities of a single issuer (other than U.S. government securities), except that the fund may invest up to 25% of its total assets in First Tier Securities of a single issuer for a period of up to three business days. The fund may purchase only U.S. dollar-denominated obligations of foreign issuers.

      The fund may invest up to 10% of its net assets in illiquid securities. The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33-1/3% of its total assets. The fund may borrow up to 15% of its total assets for temporary purposes, including through entering into reverse repurchase agreements. It may invest in the securities of other investment companies.

              THE FUNDS' INVESTMENTS, RELATED RISKS AND LIMITATIONS

      The following supplements the information contained in the Prospectus and above concerning the funds' investments, related risks and limitations. Except as otherwise indicated in the Prospectus or the Statement of Additional Information, the funds have established no policy limitations on their ability to use the investments or techniques discussed in these documents.

      YIELDS AND CREDIT RATINGS OF MONEY MARKET INSTRUMENTS; FIRST TIER SECURITIES. The yields on the money market instruments in which each fund invests are dependent on a variety of factors, including general money market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings assigned by rating agencies represent their opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices.


      Subsequent to its purchase by the funds, an issue may cease to be rated or its rating may be reduced. If a security in the funds' portfolios ceases to be a First Tier Security (as defined above) or Mitchell Hutchins becomes aware that a security has received a rating below the second highest rating by any rating agency, Mitchell Hutchins and, in certain cases, the funds' board, will consider whether the funds should continue to hold the obligation. Each fund may purchase only those obligations that Mitchell Hutchins determines, pursuant to procedures adopted by the board, present minimal credit risks and are "First Tier Securities" as defined in Rule 2a-7 under the Investment Company Act. A First Tier Security is either (1) rated in the highest short-term rating category by at least two nationally recognized statistical rating agencies ("rating agencies"), (2) rated in the highest short-term rating category by a single rating agency if only that rating agency has assigned the obligation a short-term rating, (3) issued by an issuer that has received such a short-term rating with respect to a security that is comparable in priority and security,
(4) subject to a guarantee rated in the highest short-term rating category or issued by a guarantor that has received the highest short-term rating for a comparable debt obligation or (5) unrated, but determined by Mitchell Hutchins to be of comparable quality. A First Tier Security rated in the highest short-term category at the time of purchase that subsequently receives a rating below the highest rating category from a different rating agency may continue to be considered a First Tier Security.


      Opinions relating to the validity of municipal securities and to the exemption of interest thereon from federal income tax and (when available) from the federal alternative minimum tax are rendered by bond counsel to the respective issuing authorities at the time of issuance. Neither Premier Tax-Free Money Market Fund nor Mitchell Hutchins will review the proceedings relating to the issuance of municipal securities or the basis for these opinions. An issuer's obligations under its municipal securities are subject to the bankruptcy, insolvency and other laws affecting the rights and remedies of creditors (such as the federal bankruptcy laws) and federal, state and local laws that may be enacted that adversely affect the tax-exempt status of interest on the municipal securities held by a fund or the exempt-interest dividends received by a fund's shareholders, extend the time for payment of principal or interest, or both, or impose other constraints upon enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of principal of and interest on their municipal securities may be materially and adversely affected.



      U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Treasury (such as Treasury bills, notes or bonds) and obligations issued or guaranteed as to principal and interest (but not as to market value) by the U.S. government, its agencies or its instrumentalities. U.S. government securities include mortgage-backed securities issued or guaranteed by government agencies or government-sponsored enterprises. Other U.S. government securities may be backed by the full faith and credit of the U.S. government or supported primarily or solely by the creditworthiness of the government-related issuer or, in the case of mortgage-backed securities, by pools of assets.

      U.S. government securities also include separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury, which are traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS programs, the principal and interest components are individually numbered and separately issued by the U.S. Treasury.


    COMMERCIAL PAPER AND OTHER SHORT-TERM OBLIGATIONS. The funds may purchase commercial paper, which includes short-term obligations issued by corporations, partnerships, trusts or other entities to finance short-term credit needs. The funds also may purchase other types of non-convertible debt obligations subject to maturity constraints imposed by Rule 2a-7 under the Investment Company Act. Descriptions of certain types of short-term obligations are provided below.

      ASSET-BACKED SECURITIES. The funds may invest in securities that are comprised of financial assets that have been securitized through the use of trusts or special purpose corporations or other entities. Such assets may include motor vehicle and other installment sales contracts, home equity loans, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements or other types of financial assets. Payments or distributions of principal and interest may be guaranteed up to a certain amount and for a certain time period by a letter of credit or pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present. See "The Funds' Investments, Related Risks and Limitations -- Credit and Liquidity Enhancements."

      VARIABLE AND FLOATING RATE SECURITIES AND DEMAND INSTRUMENTS. The funds may purchase variable and floating rate securities with remaining maturities in excess of 13 months issued by U.S. government agencies or instrumentalities or guaranteed by the U.S. government. In addition, the funds may purchase variable and floating rate securities of other issuers. The yields on these securities are adjusted in relation to changes in specific rates, such as the prime rate, and different securities may have different adjustment rates. Certain of these obligations carry a demand feature that gives the funds the right to tender them back to a specified party, usually the issuer or a remarketing agent, prior to maturity. The funds' investments in these securities must comply with conditions established by the Securities and Exchange Commission ("SEC") under which they may be considered to have remaining maturities of 13 months or less. Certain of these obligations carry a demand feature that gives the funds the right to tender them back to a specified party, usually the issuer or a remarketing agent, prior to maturity. The funds will purchase variable and floating rate securities of non-U.S. government issuers that have remaining maturities of more than 13 months only if the securities are subject to a demand feature exercisable within 13 months or less. See "The Funds' Investments, Related Risks and Limitations -- Credit and Liquidity Enhancements."

      Generally, each fund may exercise demand features (1) upon a default under the terms of the underlying security, (2) to maintain its portfolio in accordance with its investment objective and policies or applicable legal or regulatory requirements or (3) as needed to provide liquidity to the fund in order to meet redemption requests. The ability of a bank or other financial institution to fulfill its obligations under a letter of credit, guarantee or other liquidity arrangement might be affected by possible financial difficulties of its borrowers, adverse interest rate or economic conditions, regulatory limitations or other factors. The interest rate on floating rate or variable rate securities ordinarily is readjusted on the basis of the prime rate of the bank that originated the financing or some other index or published rate, such as the 90-day U.S. Treasury bill rate, or is otherwise reset to reflect market rates of interest. Generally, these interest rate adjustments cause the market value of floating rate and variable rate securities to fluctuate less than the market value of fixed rate securities.

      VARIABLE AMOUNT MASTER DEMAND NOTES. The funds may invest in variable amount master demand notes, which are unsecured redeemable obligations that permit investment of varying amounts at fluctuating interest rates under a direct agreement between the funds and an issuer. The principal amount of these notes may be increased from time to time by the parties (subject to specified maximums) or decreased by the funds or the issuer. These notes are payable on demand and may or may not be rated.


      INVESTING IN FOREIGN SECURITIES. Premier Money Market Fund's investments in U.S. dollar-denominated securities of foreign issuers may involve risks that are different from investments in U.S. issuers. These risks may include future unfavorable political and economic developments, possible withholding taxes, seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions that might affect the payment of principal or interest on the fund's investments. Additionally, there may be less publicly available information about foreign issuers because they may not be subject to the same regulatory requirements as domestic issuers.

      CREDIT AND LIQUIDITY ENHANCEMENTS. The funds may invest in securities that have credit or liquidity enhancements or the funds may purchase these types of enhancements in the secondary market. Such enhancements may be structured as demand features that permit the funds to sell the instrument at designated times and prices. These credit and liquidity enhancements may be backed by letters of credit or other instruments provided by banks or other financial institutions whose credit standing affects the credit quality of the underlying obligation. Changes in the credit quality of these financial institutions could cause losses to a fund and affect its share price. The credit and liquidity enhancements may have conditions that limit the ability of the funds to use them when the funds wish to do so.

      ILLIQUID SECURITIES. The term "illiquid securities" means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the funds have valued the securities and includes, among other things, repurchase agreements maturing in more than seven days and restricted securities other than those Mitchell Hutchins has determined are liquid pursuant to guidelines established by the board. To the extent the funds invest in illiquid securities, they may not be able to liquidate such investments readily and may have to sell other investments if necessary to raise cash to meet their obligations.

      Restricted securities are not registered under the Securities Act of 1933, as amended ("Securities Act"), and may be sold only in privately negotiated or other exempted transactions or after a registration statement under the Securities Act has become effective. Where registration is required, the funds may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the funds may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the funds might obtain a less favorable price than prevailed when it decided to sell.

      However, not all restricted securities are illiquid. A large institutional market has developed for many U.S. and foreign securities that are not registered under the Securities Act. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

      Institutional markets for restricted securities also have developed as a result of Rule 144A, which establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. Such markets include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible restricted securities held by the funds, however, could affect adversely the marketability of such portfolio securities, and the funds might be unable to dispose of such securities promptly or at favorable prices.


      The board has delegated the function of making day-to-day determinations of liquidity to Mitchell Hutchins pursuant to guidelines approved by the board. Mitchell Hutchins takes into account a number of factors in reaching liquidity decisions, which may include (1) the frequency of trades for the security, (2) the number of dealers that make quotes for the security, (3) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how bids are solicited and the mechanics of transfer) and (4) the existence of demand features or similar liquidity enhancements. Mitchell Hutchins monitors the liquidity of restricted securities in the funds' portfolios and reports periodically on such decisions to the board.

      In making determinations as to the liquidity of municipal lease obligations, Mitchell Hutchins will distinguish between direct investments in municipal lease obligations (or participations therein) and investments in securities that may be supported by municipal lease obligations or certificates of participation therein. Since these municipal lease obligation-backed securities are based on a well-established means of securitization, Mitchell Hutchins does not believe that investing in such securities presents the same liquidity issues as direct investments in municipal lease obligations.

      REPURCHASE AGREEMENTS. Repurchase agreements are transactions in which the funds purchase securities or other obligations from a bank or securities dealer (or its affiliate) and simultaneously commit to resell them to the counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations. Securities or other obligations subject to repurchase agreements may have maturities in excess of 13 months. The funds maintain custody of the underlying obligations prior to their repurchase, either through their regular custodian or through a special "tri-party" custodian or sub-custodian that maintains separate accounts for both the funds and their counterparty. Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by such obligations.


      Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by the funds upon acquisition is accrued as interest and included in its net investment income. Repurchase agreements involving obligations other than U.S. government securities (such as commercial paper and corporate bonds) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty's insolvency. If the seller or guarantor becomes insolvent, the funds may suffer delays, costs and possible losses in connection with the disposition of collateral. The funds intend to enter into repurchase agreements only in transactions with counterparties believed by Mitchell Hutchins to present minimum credit risks.

      REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements involve the sale of securities held by the funds subject to their agreement to repurchase the securities at an agreed-upon date or upon demand and at a price reflecting a market rate of interest. Reverse repurchase agreements are subject to the funds' limitation on borrowings and may be entered into only with banks and securities dealers. While a reverse repurchase agreement is outstanding, the funds will maintain, in a segregated account with their custodian, cash or liquid securities, marked to market daily, in an amount at least equal to its obligations under the reverse repurchase agreement. See "The Funds' Investments, Related Risks and Limitations - Segregated Accounts."


      Reverse repurchase agreements involve the risk that the buyer of the securities sold by the funds might be unable to deliver them when the funds seek to repurchase. If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or trustee or receiver may receive an extension of time to determine whether to enforce that fund's obligation to repurchase the securities, and the fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.


      WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The funds may purchase securities on a "when-issued" basis or may purchase or sell securities for delayed delivery, I.E., for issuance or delivery to or by the funds later than the normal settlement date for such securities at a stated price and yield. The funds generally would not pay for such securities or start earning interest on them until they are received. However, when the funds undertake a when-issued or delayed delivery obligation, they immediately assume the risks of ownership, including the risks of price fluctuation. Failure of the issuer to deliver a security purchased by the funds on a when-issued or delayed delivery basis may result in the funds' incurring a loss or missing an opportunity to make an alternative investment.

      A security purchased on a when-issued or delayed delivery basis is recorded as an asset on the commitment date and is subject to changes in market value, generally based upon changes in the level of interest rates. Thus, fluctuation in the value of the security from the time of the commitment date will affect the funds' net asset value. When the funds commit to purchase securities on a when-issued or delayed delivery basis, their custodian segregates assets to cover the amount of the commitment. See "The Funds' Investments, Related Risks and Limitations--Segregated Accounts." The funds may sell the right to acquire the security prior to delivery if Mitchell Hutchins deems it advantageous to do so, which may result in a gain or loss to the funds.

      INVESTMENTS IN OTHER INVESTMENT COMPANIES. Each fund may invest in securities of other money market funds, subject to Investment Company Act limitations, which at present restrict these investments in the aggregate to no more than 10% of each fund's total assets. The shares of other money market funds are subject to the management fees and other expenses of those funds. At the same time, the funds would continue to pay their own management fees and expenses with respect to all its investments, including shares of other money market funds. The funds may invest in the securities of other money market funds when Mitchell Hutchins believes that (1) the amounts to be invested are too small or are available too late in the day to be effectively invested in other money market instruments, (2) shares of other money market funds otherwise would provide a better return than direct investment in other money market instruments or (3) such investments would enhance the funds' liquidity.


      LENDING OF PORTFOLIO SECURITIES. Each fund is authorized to lend its portfolio securities to broker-dealers or institutional investors that Mitchell Hutchins deems qualified. Lending securities enables a fund to earn additional income, but could result in a loss or delay in recovering these securities. The borrower of the fund's portfolio securities must maintain acceptable collateral with the fund's custodian in an amount, marked to market daily, at least equal to the market value of the securities loaned, plus accrued interest and dividends. Acceptable collateral is limited to cash, U.S. government securities and irrevocable letters of credit that meet certain guidelines established by Mitchell Hutchins. Each fund may reinvest any cash collateral in money market investments or other short-term liquid investments. In determining whether to lend securities to a particular broker-dealer or institutional investor, Mitchell Hutchins will consider, and during the period of the loan will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower. Each fund will retain authority to terminate any of its loans at any time. Each fund may pay fees in connection with a loan and may pay the borrower or placing broker a negotiated portion of the interest earned on the reinvestment of cash held as collateral. Each fund will receive amounts equivalent to any interest, dividends or other distributions on the securities loaned. Each fund will regain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights, when regaining such rights is considered to be in the fund's interest.


      Pursuant to procedures adopted by the board governing the funds' securities lending program, PaineWebber has been retained to serve as lending agent for the funds. The board also has authorized the payment of fees (including fees calculated as a percentage of invested cash collateral) to that financial services company for these services. The board periodically reviews all portfolio securities loan transactions for which that company acted as lending agent. That company also has been approved as a borrower under the funds' securities lending program.

      SEGREGATED ACCOUNTS. When a fund enters into certain transactions that involve obligations to make future payments to third parties, including the purchase of securities on a when-issued or delayed delivery basis or reverse repurchase agreements, they will maintain with an approved custodian in a segregated account cash or liquid securities, marked to market daily, in an amount at least equal to each fund's obligation or commitment under such transactions.


      TYPES OF MUNICIPAL SECURITIES. Premier Tax-Free Money Market Fund may invest in a variety of municipal securities, as described below:

      MUNICIPAL BONDS. Municipal bonds are debt obligations that are issued by states, municipalities, public authorities or other issuers and that pay interest that is exempt from federal income tax in the opinion of issuer's counsel. The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as from the user of the facility being financed. The term "municipal bonds" also includes "moral obligation" issues, which are normally issued by special purpose authorities. In the case of such issues, an express or implied "moral obligation" of a related government unit is pledged to the payment of the debt service, but is usually subject to annual budget appropriations. Custodial receipts that represent an ownership interest in one or more municipal bonds also are considered to be municipal bonds. Various types of municipal bonds are described in the following sections.

      MUNICIPAL LEASE OBLIGATIONS. Municipal bonds include municipal lease obligations, such as leases, installment purchase contracts and conditional sales contracts, and certificates of participation therein. Municipal lease obligations are issued by state and local governments and authorities to purchase land or various types of equipment or facilities and may be subject to annual budget appropriations. The funds generally invest in municipal lease obligations through certificates of participation.

      Although municipal lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, they ordinarily are backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. The leases underlying certain municipal lease obligations, however, provide that lease payments are subject to partial or full abatement if, because of material damage or destruction of the leased property, there is substantial interference with the lessee's use or occupancy of such property. This "abatement risk" may be reduced by the existence of insurance covering the leased property, the maintenance by the lessee of reserve funds or the provision of credit enhancements such as letters of credit.

      Certain municipal lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Some municipal lease obligations of this type are insured as to timely payment of principal and interest, even in the event of a failure by the municipality to appropriate sufficient funds to make payments under the lease. However, in the case of an uninsured municipal lease obligation, the fund's ability to recover under the lease in the event of a non-appropriation or default will be limited solely to the repossession of leased property without recourse to the general credit of the lessee, and disposition of the property in the event of foreclosure might prove difficult.

      INDUSTRIAL DEVELOPMENT BONDS ("IDBS") AND PRIVATE ACTIVITY BONDS ("PABS"). IDBs and PABs are issued by or on behalf of public authorities to finance various privately operated facilities, such as airport or pollution control facilities. These obligations are considered municipal bonds if the interest paid thereon is exempt from federal income tax in the opinion of the bond issuer's counsel. IDBs and PABs are in most cases revenue bonds and thus are not payable from the unrestricted revenues of the issuer. The credit quality of IDBs and PABs is usually directly related to the credit standing of the user of the facilities being financed. IDBs issued after August 15, 1986 generally are considered PABs, and to the extent the fund invests in such PABs, shareholders generally will be required to include a portion of their exempt-interest dividends from the fund in calculating their liability for the AMT. See "Taxes" below. Premier Tax-Free Money Market Fund may invest more than 25% of its assets in IDBs and PABs.


      PARTICIPATION INTERESTS. Participation interests are interests in municipal bonds, including IDBs, PABs and floating and variable rate obligations, that are owned by financial institutions. These interests carry a demand feature permitting the holder to tender them back to the financial institution, which demand feature generally is backed by an irrevocable letter of credit or guarantee of the financial institution. The credit standing of such financial institution affects the credit quality of the participation interests.


      A participation interest gives the fund an undivided interest in a municipal bond owned by a financial institution. The fund has the right to sell the instruments back to the financial institution. As discussed above under "The Funds' Investments, Related Risks and Limitations -- Credit and Liquidity Enhancements," to the extent that payment of an obligation is backed by a letter of credit, guarantee or liquidity support arrangement from a financial institution, such payment may be subject to the financial institution's ability to satisfy that commitment. Mitchell Hutchins will monitor the pricing, quality and liquidity of the participation interests held by the fund, and the credit standing of financial institutions issuing letters of credit or guarantees supporting such participation interests on the basis of published financial information, reports of rating services and financial institution analytical services.


      PUT BONDS. A put bond is a municipal bond that gives the holder the unconditional right to sell the bond back to the issuer or a third party at a specified price and exercise date, which is typically well in advance of the bond's maturity date. The obligation to purchase the bond on the exercise date may be supported by a letter of credit or other credit support arrangement from a bank, insurance company or other financial institution, the credit standing of which affects the credit quality of the obligation.


      If the put is a "one time only" put, the fund ordinarily will either sell the bond or put the bond, depending upon the more favorable price. If the bond has a series of puts after the first put, the bond will be held as long as, in the judgment of Mitchell Hutchins, it is in the best interest of the fund to do so. There is no assurance that the issuer of a put bond acquired by the fund will be able to repurchase the bond upon the exercise date, if the fund chooses to exercise its right to put the bond back to the issuer or to a third party.


      TENDER OPTION BONDS. Tender option bonds are long-term municipal securities sold by a bank or other financial institution subject to a demand feature that gives the purchaser the right to sell them to the bank or other financial institution at par plus accrued interest at designated times (the "tender option"). The fund may invest in bonds with tender options that may be exercisable at intervals ranging from daily to 397 days, and the interest rate on the bonds is typically reset at the end of the applicable interval in an attempt to cause the bonds to have a market value that approximates their par value, plus accrued interest. The tender option may not be exercisable in the event of a default on, or significant downgrading of, the underlying municipal securities, and may be subject to other conditions. Therefore, the fund's ability to exercise the tender option will be affected by the credit standing of both the bank or other financial institution involved and the issuer of the underlying securities.


      TAX-EXEMPT COMMERCIAL PAPER AND SHORT-TERM MUNICIPAL NOTES. Municipal bonds include tax-exempt commercial paper and short-term municipal notes, such as tax anticipation notes, bond anticipation notes, revenue anticipation notes and other forms of short-term securities. Such notes are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements and other revenues.


      MORTGAGE SUBSIDY BONDS. The fund also may purchase mortgage subsidy bonds with a remaining maturity of less than 13 months that are issued to subsidize mortgages on single family homes and "moral obligation" bonds with a remaining maturity of less than 13 months that are normally issued by special purpose public authorities. In some cases the repayment of such bonds depends upon annual legislative appropriations; in other cases repayment is a legal obligation of the issuer, and if the issuer is unable to meet its obligations, repayment becomes a moral commitment of a related government unit (subject, however, to such appropriations).


      STAND-BY COMMITMENTS. Premier Tax-Free Money Market Fund may acquire stand-by commitments under unusual market conditions to facilitate portfolio liquidity. Pursuant to a stand-by commitment, a municipal bond dealer agrees to purchase the securities that are the subject of the commitment at an amount equal to (1) the acquisition cost (excluding any accrued interest paid on acquisition), less any amortized market premium and plus any accrued market or original issue discount, plus (2) all interest accrued on the securities since the last interest payment date or the date the securities were purchased, whichever is later.


      Premier Tax-Free Money Market Fund will enter into stand-by commitments only with those banks or other dealers that, in the opinion of Mitchell Hutchins, present minimal credit risk. The fund's right to exercise stand-by commitments will be unconditional and unqualified. Stand-by commitments will not be transferable by the fund, although the fund may sell the underlying securities to a third party at any time. The fund may pay for stand-by commitments either separately in cash or by paying a higher price for the securities that are acquired subject to such a commitment (thus reducing the yield to maturity otherwise available for the same securities). The acquisition of a stand-by commitment will not ordinarily affect the valuation or maturity of the underlying municipal securities. Stand-by commitments acquired by the fund will be valued at zero in determining net asset value. Whether the fund paid directly or indirectly for a stand-by commitment, its cost will be treated as unrealized depreciation and will be amortized over the period the commitment is held by the fund.


      TEMPORARY AND DEFENSIVE INVESTMENTS. When Mitchell Hutchins believes that there is an insufficient supply of municipal securities or that other circumstances warrant a defensive posture, Premier Tax-Free Money Market Fund may hold cash and may invest all or any portion of its net assets in taxable money market instruments, including repurchase agreements. To the extent the fund holds cash, such cash would not earn income and would reduce the fund's yield.


INVESTMENT LIMITATIONS OF THE FUNDS


      FUNDAMENTAL LIMITATIONS. The following investment limitations cannot be changed with respect to a fund without the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of the fund or (b) 67% or more of the shares present at a shareholders' meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. If a percentage restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentage resulting from changing values of portfolio securities or amount of total assets will not be considered a violation of any of the following limitations.

      Each fund will not:

      (1) purchase securities of any one issuer if, as a result, more than 5% of the fund's total assets would be invested in securities of that issuer or the fund would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the fund's total assets may be invested without regard to this limitation, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies and instrumentalities or to securities issued by other investment companies.

      The following interpretation applies to, but is not a part of, this fundamental restriction: Mortgage- and asset-backed securities will not be considered to have been issued by the same issuer by reason of the securities having the same sponsor, and mortgage- and asset-backed securities issued by a finance or other special purpose subsidiary that are not guaranteed by the parent company will be considered to be issued by a separate issuer from the parent company.


      With respect to Premier Tax-Free Money Market Fund, the following interpretation applies to, but is not a part of, fundamental limitation (1):
Each state, territory and possession of the United States (including the District of Columbia and Puerto Rico), each political subdivision, agency, instrumentality and authority thereof, and each multi-state agency of which a state is a member is a separate "issuer." When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from the government creating the subdivision and the security is backed only by the assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer. Similarly, in the case of an IDB or PAB, if that bond is backed only by the assets and revenues of the non-governmental user, then that non-governmental user would be deemed to be the sole issuer. However, if the creating government or another entity guarantees a security, then to the extent that the value of all securities issued or guaranteed by that government or entity and owned by the fund exceeds 10% of the fund's total assets, the guarantee would be considered a separate security and would be treated as issued by that government or entity.


      (2) purchase any security if, as a result of that purchase, 25% or more of the fund's total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or to municipal securities or to certificates of deposit and bankers' acceptances of domestic branches of U.S. banks.

      The following interpretations apply to, but are not a part of, this fundamental restriction: (a) domestic and foreign banking will be considered to be different industries; and (b) asset-backed securities will be grouped in industries based upon their underlying assets and not treated as constituting a single, separate industry.

      (3) issue senior securities or borrow money, except as permitted under the Investment Company Act and then not in excess of 33-1/3% of the fund's total assets (including the amount of the senior securities issued but reduced by any liabilities not constituting senior securities) at the time of the issuance or borrowing, except that the fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes.


      (4) make loans, except through loans of portfolio securities or through repurchase agreements, provided that for purposes of this restriction, the acquisition of bonds, debentures, other debt securities or instruments or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or similar instruments will not be considered the making of a loan.


      The following interpretation applies to, but is not a part of, this fundamental restriction: a fund's investments in master notes and similar instruments will not be considered to be the making of a loan.

      (5) engage in the business of underwriting securities of other issuers, except to the extent that the fund might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities.

      (6) purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that the fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

      (7) purchase or sell physical commodities unless acquired as a result of owning securities or other instruments, but the fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.


      NON-FUNDAMENTAL LIMITATIONS. The following investment restrictions are non-fundamental and may be changed by the vote of the board without shareholder approval.

      Each fund will not:

      (1) purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions and except that the fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

      (2)    engage   in   short   sales  of   securities   or  maintain a short
position, except that the fund may (a) sell short "against the box" and (b) maintain short positions in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.


      (3) purchase securities of other investment companies, except to the extent permitted by the Investment Company Act and except that this limitation does not apply to securities received or acquired as dividends, through offers of exchange, or as a result of reorganization, consolidation, or merger.


      (4) purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding.

      (5)    invest more than 10% of its net assets in illiquid securities.

                                *     *     *

              ORGANIZATION OF THE TRUST; TRUSTEES AND OFFICERS AND
                         PRINCIPAL HOLDERS OF SECURITIES


      The Trust was organized on April 29, 1998, as a business trust under the laws of Delaware and has five series. The Trust has authority to issue an unlimited number of shares of beneficial interest of separate series, par value $0.001 per share. The Trust is governed by a board of trustees, which oversees the funds' operations. The board is authorized to establish additional series. The trustees and executive officers of the Trust, their ages, business addresses and principal occupations during the past five years are:



                                                 BUSINESS EXPERIENCE; OTHER
  NAME AND ADDRESS; AGE   POSITION WITH TRUST           DIRECTORSHIPS
  ---------------------   -------------------           -------------


Margo N. Alexander*+; 52      Trustee and      Mrs.   Alexander    is   chairman
                               President       (since    March   1999),    chief
                                               executive  officer and a director
                                               of   Mitchell   Hutchins   (since
                                               January  1995),  and an executive
                                               vice  president and a director of
                                               PaineWebber  (since  March 1984).
                                               Mrs. Alexander is president and a
                                               director   or   trustee   of   32
                                               investment  companies  for  which
                                               Mitchell Hutchins, PaineWebber or
                                               one of their affiliates serves as
                                               investment adviser.


Richard Q. Armstrong; 64        Trustee        Mr.   Armstrong  is chairman  and
R.Q.A. Enterprises                             principal of  R.Q.A.  Enterprises
One Old Church Road                            (management   consulting    firm)
Unit #6                                        (since April 1991  and  principal
Greenwich, CT 06830                            occupation  since  March   1995).
                                               Mr. Armstrong was chairman of the
                                               board,  chief  executive  officer
                                               and   co-owner   of    Adirondack
                                               Beverages      (producer      and
                                               distributor  of soft  drinks  and
                                               sparkling/still  waters) (October
                                               1993-March   1995).   He   was  a
                                               partner   of  The   New   England
                                               Consulting   Group    (management
                                               consulting     firm)    (December
                                               1992-September   1993).   He  was
                                               managing  director  of LVMH  U.S.
                                               Corporation  (U.S.  subsidiary of
                                               the    French     luxury    goods
                                               conglomerate,  Louis Vuitton Moet
                                               Hennessey            Corporation)
                                               (1987-1991)  and  chairman of its
                                               wine  and   spirits   subsidiary,
                                               Schieffelin  &  Somerset  Company
                                               (1987-1991).  Mr.  Armstrong is a
                                               director   or   trustee   of   31
                                               investment  companies  for  which
                                               Mitchell Hutchins, PaineWebber or
                                               one of their affiliates serves as
                                               investment adviser.

                                                 BUSINESS EXPERIENCE; OTHER
  NAME AND ADDRESS; AGE   POSITION WITH TRUST           DIRECTORSHIPS
  ---------------------   -------------------           -------------


E. Garrett Bewkes,            Director and     Mr.  Bewkes  is  a  director  of
Jr.**+; 73                  Chairman of the    Paine  Webber  Group  Inc.  ("PW
                           Board of Trustees   Group")   (holding   company  of
                                               PaineWebber     and     Mitchell
                                               Hutchins).   Prior  to  December
                                               1995,  he was a consultant to PW
                                               Group.  Prior  to  1988,  he was
                                               chairman     of    the    board,
                                               president  and  chief  executive
                                               officer  of  American   Bakeries
                                               Company  (baker and  distributor
                                               of bakery products).  Mr. Bewkes
                                               is  a  director  of   Interstate
                                               Bakeries    Corporation.     Mr.
                                               Bewkes is a director  or trustee
                                               of 35  investment  companies for
                                               which     Mitchell     Hutchins,
                                               PaineWebber   or  one  of  their
                                               affiliates  serves as investment
                                               adviser.


Richard R. Burt; 52             Trustee        Mr.  Burt  is  chairman  of  IEP
1275 Pennsylvania Ave.,                        Advisors,   Inc.  (international
N.W.                                           investments    and    consulting
Washington, DC  20004                          firm)  (since  March 1994) and a
                                               partner  of  McKinsey  & Company
                                               (management   consulting   firm)
                                               (since  1991).   He  is  also  a
                                               director                      of
                                               Archer-Daniels-Midland       Co.
                                               (agricultural      commodities),
                                               Hollinger    International   Co.
                                               (publishing),  Homestake  Mining
                                               Corp. (gold mining),  Powerhouse
                                               Technologies   Inc.    (provides
                                               technology  to  the  gaming  and
                                               wagering     industries)     and
                                               Weirton   Steel   Corp.   (steel
                                               fabrication  and finished  steel
                                               products).   He  was  the  chief
                                               negotiator   in  the   Strategic
                                               Arms  Reduction  Talks  with the
                                               former Soviet Union  (1989-1991)
                                               and the U.S.  Ambassador  to the
                                               Federal   Republic   of  Germany
                                               (1985-1989).   Mr.   Burt  is  a
                                               director   or   trustee   of  31
                                               investment  companies  for which
                                               Mitchell  Hutchins,  PaineWebber
                                               or  one  of   their   affiliates
                                               serves as investment adviser.


Mary C. Farrell**+; 49          Trustee        Ms.   Farrell   is  a   managing
                                               director,    senior   investment
                                               strategist  and  member  of  the
                                               Investment  Policy  Committee of
                                               PaineWebber.  Ms. Farrell joined
                                               PaineWebber  in  1982.  She is a
                                               member of the Financial  Women's
                                               Association      and     Women's
                                               Economic  Roundtable and appears
                                               as a  regular  panelist  on Wall
                                               $treet     Week    with    Louis
                                               Rukeyser.  She  also  serves  on
                                               the  Board of  Overseers  of New
                                               York  University's  Stern School
                                               of  Business.  Ms.  Farrell is a
                                               director   or   trustee   of  30
                                               investment  companies  for which
                                               Mitchell  Hutchins,  PaineWebber
                                               or  one  of   their   affiliates
                                               serves as investment adviser.

                                                 BUSINESS EXPERIENCE; OTHER
  NAME AND ADDRESS; AGE   POSITION WITH TRUST           DIRECTORSHIPS
  ---------------------   -------------------           -------------


Meyer Feldberg; 57              Trustee        Mr.   Feldberg   is   Dean   and
Columbia University                            Professor of  Management  of the
101 Uris Hall                                  Graduate   School  of  Business,
New York, NY  10027                            Columbia  University.  Prior  to
                                               1989,  he was  president  of the
                                               Illinois       Institute      of
                                               Technology.   Dean  Feldberg  is
                                               also  a  director  of  Primedia,
                                               Inc.   (publishing),   Federated
                                               Department     Stores,      Inc.
                                               (operator of department  stores)
                                               and  Revlon,  Inc.  (cosmetics).
                                               Dean  Feldberg  is a director or
                                               trustee    of   34    investment
                                               companies  for  which   Mitchell
                                               Hutchins,  PaineWebber or one of
                                               their   affiliates   serves   as
                                               investment adviser.

George W. Gowen; 70             Trustee        Mr.  Gowen is a   partner in the
666 Third Avenue                               law    firm     of   Dunnington,
New York, NY  10017                            Bartholow  &  Miller.  Prior  to
                                               May 1994, he  was  a  partner in
                                               the  law  firm  of Fryer, Ross &
                                               Gowen.  Mr. Gowen is  a director
                                               or trustee   of   34  investment
                                               companies   for  which  Mitchell
                                               Hutchins,  PaineWebber or one of
                                               their   affiliates   serves   as
                                               investment adviser.

Frederic V. Malek; 62           Trustee        Mr.  Malek is chairman of Thayer
1455 Pennsylvania Ave.,                        Capital    Partners    (merchant
N.W.                                           bank).   From  January  1992  to
Suite 350                                      November  1992,  he was campaign
Washington, DC  20004                          manager  of   Bush-Quayle   `92.
                                               From  1990 to 1992,  he was vice
                                               chairman   and,   from  1989  to
                                               1990,   he  was   president   of
                                               Northwest   Airlines  Inc.,  NWA
                                               Inc.    (holding    company   of
                                               Northwest   Airlines  Inc.)  and
                                               Wings  Holdings  Inc.   (holding
                                               company of NWA  Inc.).  Prior to
                                               1989,  he  was  employed  by the
                                               Marriott   Corporation  (hotels,
                                               restaurants,   airline  catering
                                               and contract feeding),  where he
                                               most  recently  was an executive
                                               vice   president  and  president
                                               of Marriott  Hotels and Resorts.
                                               Mr.  Malek is also a director of
                                               Aegis    Communications,    Inc.
                                               (tele-services),        American
                                               Management     Systems,     Inc.
                                               (management    consulting    and
                                               computer   related    services),
                                               Automatic Data Processing,  Inc.
                                               (computing     services),     CB
                                               Richard   Ellis,    Inc.   (real
                                               estate services),  Choice Hotels
                                               International  (hotel  and hotel
                                               franchising),  FPL  Group,  Inc.
                                               (electric   services),    Global
                                               Vacation     Group     (packaged
                                               vacations),    HCR/Manor   Care,
                                               Inc.     (health    care)    and
                                               Northwest   Airlines   Inc.  Mr.
                                               Malek is a  director  or trustee
                                               of 31  investment  companies for
                                               which     Mitchell     Hutchins,
                                               PaineWebber   or  one  of  their
                                               affiliates  serves as investment
                                               adviser.

                                                  BUSINESS EXPERIENCE; OTHER
  NAME AND ADDRESS; AGE   POSITION WITH TRUST           DIRECTORSHIPS
  ---------------------   -------------------           -------------


Carl W. Schafer; 63             Trustee        Mr.  Schafer is president of the
66 Witherspoon Street,                         Atlantic Foundation  (charitable
#1100                                          foundation   supporting   mainly
Princeton, NJ  08542                           oceanographic   exploration  and
                                               research).  He is a director  of
                                               Base    Ten    Systems,     Inc.
                                               (software),   Roadway   Express,
                                               Inc.  (trucking),  The  Guardian
                                               Group  of  Mutual   Funds,   the
                                               Harding,  Loevner  Funds,  Evans
                                               Systems,   Inc.   (motor  fuels,
                                               convenience       store      and
                                               diversified            company),
                                               Electronic  Clearing House, Inc.
                                               (financial          transactions
                                               processing),     Frontier    Oil
                                               Corporation   and   Nutraceutix,
                                               Inc.  (biotechnology   company).
                                               Prior to  January  1993,  he was
                                               chairman   of   the   Investment
                                               Advisory    Committee   of   the
                                               Howard      Hughes       Medical
                                               Institute.   Mr.  Schafer  is  a
                                               director   or   trustee   of  31
                                               investment  companies  for which
                                               Mitchell  Hutchins,  PaineWebber
                                               or  one  of   their   affiliates
                                               serves as investment adviser.

Brian M. Storms*+; 45           Trustee        Mr.   Storms  is  president  and
                                               chief   operating   officer   of
                                               Mitchell  Hutchins  (since March
                                               1999).  Prior to March 1999,  he
                                               was   president  of   Prudential
                                               Investments  (1996-1999).  Prior
                                               to joining Prudential,  he was a
                                               managing  director  at  Fidelity
                                               Investments.  Mr.  Storms  is  a
                                               director   or   trustee   of  31
                                               investment  companies  for which
                                               Mitchell  Hutchins,  PaineWebber
                                               or  one  of   their   affiliates
                                               serves as investment adviser.


Kris L. Dorr*; 35            Vice President    Ms.   Dorr  is  a   first   vice
                                               president    and   a   portfolio
                                               manager   in   the    short-term
                                               strategies   group  of  Mitchell
                                               Hutchins.  Ms.  Dorr  is a  vice
                                               president   of  one   investment
                                               company   for   which   Mitchell
                                               Hutchins,  PaineWebber or one of
                                               their   affiliates   serves   as
                                               investment adviser.


Elbridge T. Gerry III*;      Vice President    Mr.   Gerry  is  a  senior  vice
42                                             president    and   a   portfolio
                                               manager  of  Mitchell  Hutchins.
                                               Prior to  January  1996,  he was
                                               with   J.  P.   Morgan   Private
                                               Banking     where     he     was
                                               responsible     for     managing
                                               municipal   assets,    including
                                               several  municipal  bond  funds.
                                               Mr.  Gerry  is a vice  president
                                               of  five  investment   companies
                                               for  which  Mitchell   Hutchins,
                                               PaineWebber   or  one  of  their
                                               affiliates  serves as investment
                                               adviser.

                                                  BUSINESS EXPERIENCE; OTHER
  NAME AND ADDRESS; AGE   POSITION WITH TRUST           DIRECTORSHIPS
  ---------------------   -------------------           -------------

John J. Lee**; 31          Vice President and  Mr. Lee is a vice  president  and
                          Assistant Treasurer  a  manager  of the  mutual   fund
                                               finance  department  of  Mitchell
                                               Hutchins.   Prior  to   September
                                               1997,  he was an audit manager in
                                               the financial  services  practice
                                               of Ernst & Young LLP.  Mr. Lee is
                                               a vice  president  and  assistant
                                               treasurer   of   32    investment
                                               companies   for  which   Mitchell
                                               Hutchins,  PaineWebber  or one of
                                               their  affiliates  serves  as  an
                                               investment adviser.

Kevin J. Mahoney**; 34     Vice President and  Mr.  Mahoney  is  a  first  vice
                          Assistant Treasurer  president  and a senior  manager
                                               of  the  mutual   fund   finance
                                               department      of      Mitchell
                                               Hutchins.   From   August   1996
                                               through  March 1999,  he was the
                                               manager  of  the   mutual   fund
                                               internal    control   group   of
                                               Salomon Smith  Barney.  Prior to
                                               August    1996,    he   was   an
                                               associate      and     assistant
                                               treasurer      of      BlackRock
                                               Financial  Management  L.P.  Mr.
                                               Mahoney is a vice  president and
                                               assistant    treasurer   of   32
                                               investment  companies  for which
                                               Mitchell  Hutchins,  PaineWebber
                                               or  one  of   their   affiliates
                                               serves as investment adviser.


Michael H. Markowitz*; 34    Vice President    Mr.  Markowitz  is a first  vice
                                               president    and   a   portfolio
                                               manager   in   the    short-term
                                               strategies   group  of  Mitchell
                                               Hutchins.  Mr.  Markowitz  is  a
                                               vice     president     of    one
                                               investment   company  for  which
                                               Mitchell  Hutchins,  PaineWebber
                                               or  one  of   their   affiliates
                                               serves as investment adviser.


Dennis McCauley*; 53         Vice President    Mr.   McCauley   is  a  managing
                                               director  and  chief  investment
                                               officer--fixed      income    of
                                               Mitchell   Hutchins.   Prior  to
                                               December  1994,  he was director
                                               of fixed income  investments  of
                                               IBM  Corporation.  Mr.  McCauley
                                               is  a  vice   president   of  22
                                               investment  companies  for which
                                               Mitchell  Hutchins,  PaineWebber
                                               or  one  of   their   affiliates
                                               serves as investment adviser.


Kevin P. McIntyre*; 33       Vice President    Mr.    McIntyre    is   a   vice
                                               president    and   a   portfolio
                                               manager  of  Mitchell  Hutchins.
                                               Mr.    McIntyre    is   a   vice
                                               president   of  one   investment
                                               company   for   which   Mitchell
                                               Hutchins,  PaineWebber or one of
                                               their   affiliates   serves   as
                                               investment adviser.

                                                  BUSINESS EXPERIENCE; OTHER
  NAME AND ADDRESS; AGE   POSITION WITH TRUST           DIRECTORSHIPS
  ---------------------   -------------------           -------------

Ann E. Moran**; 42         Vice President and  Ms.  Moran  is a vice  president
                          Assistant Treasurer  and  a  manager  of  the  mutual
                                               fund   finance   department   of
                                               Mitchell Hutchins.  Ms. Moran is
                                               a vice  president  and assistant
                                               treasurer   of   32   investment
                                               companies  for  which   Mitchell
                                               Hutchins,  PaineWebber or one of
                                               their   affiliates   serves   as
                                               investment adviser.

Dianne E. O'Donnell**; 47  Vice President and  Ms.  O'Donnell  is a senior vice
                               Secretary       president  and  deputy   general
                                               counsel  of  Mitchell  Hutchins.
                                               Ms.    O'Donnell   is   a   vice
                                               president  and  secretary  of 31
                                               investment  companies and a vice
                                               president      and     assistant
                                               secretary   of  one   investment
                                               company   for   which   Mitchell
                                               Hutchins,  PaineWebber or one of
                                               their   affiliates   serves   as
                                               investment adviser.


Emil Polito*; 39             Vice President    Mr.  Polito  is  a  senior  vice
                                               president    and   director   of
                                               operations   and   control   for
                                               Mitchell  Hutchins.  Mr.  Polito
                                               is  a  vice   president   of  32
                                               investment  companies  for which
                                               Mitchell  Hutchins,  PaineWebber
                                               or  one  of   their   affiliates
                                               serves as investment adviser.

Susan Ryan*; 39              Vice President    Ms.   Ryan  is  a  senior   vice
                                               president and portfolio  manager
                                               of  Mitchell  Hutchins  and  has
                                               been  with   Mitchell   Hutchins
                                               since  1982.  Ms. Ryan is a vice
                                               president  of  five   investment
                                               companies  for  which   Mitchell
                                               Hutchins,  PaineWebber or one of
                                               their   affiliates   serves   as
                                               investment adviser.

Victoria E. Schonfeld**;     Vice President    Ms.   Schonfeld  is  a  managing
48                                             director and general  counsel of
                                               Mitchell   Hutchins  (since  May
                                               1994)   and   a   senior    vice
                                               president of PaineWebber  (since
                                               July 1995).  Ms. Schonfeld  is a
                                               Ms.    Schonfeld    is   a  vice
                                               president of 31 investment
                                               companies and  a  vice president
                                               and secretary of  one investment
                                               company    for   which  Mitchell
                                               Hutchins, PaineWebber or  one of
                                               their   affiliates   serves   as
                                               investment adviser.


Paul H. Schubert**; 36     Vice President and  Mr.  Schubert  is a senior  vice
                               Treasurer       president  and  director  of the
                                               mutual fund  finance  department
                                               of   Mitchell   Hutchins.    Mr.
                                               Schubert  is  a  vice  president
                                               and  treasurer of 32  investment
                                               companies  for  which   Mitchell
                                               Hutchins,  PaineWebber or one of
                                               their   affiliates   serves   as
                                               investment adviser.

                                              BUSINESS EXPERIENCE; OTHER
  NAME AND ADDRESS; AGE   POSITION WITH TRUST           DIRECTORSHIPS
  ---------------------   -------------------           -------------


Barney A.                  Vice President and  Mr.   Taglialatela   is  a  vice
Taglialatela**; 38        Assistant Treasurer  president  and a manager  of the
                                               mutual fund  finance  department
                                               of Mitchell  Hutchins.  Prior to
                                               February  1995, he was a manager
                                               of  the  mutual   fund   finance
                                               division   of   Kidder   Peabody
                                               Asset   Management,   Inc.   Mr.
                                               Taglialatela     is    a    vice
                                               president      and     assistant
                                               treasurer   of   32   investment
                                               companies  for  which   Mitchell
                                               Hutchins,  PaineWebber or one of
                                               their   affiliates   serves   as
                                               investment adviser.


Debbie Vermann*; 40          Vice President    Ms.  Vermann is a vice president
                                               and  a   portfolio   manager  of
                                               Mitchell  Hutchins.  Ms. Vermann
                                               is a  vice  president  of  three
                                               investment  companies  for which
                                               Mitchell  Hutchins,  PaineWebber
                                               or  one  of   their   affiliates
                                               serves as investment adviser.


Keith A. Weller**; 38      Vice President and  Mr.   Weller  is  a  first  vice
                          Assistant Secretary  president and associate  general
                                               counsel  of  Mitchell  Hutchins.
                                               Prior  to  May  1995,  he was an
                                               attorney  in  private  practice.
                                               Mr.  Weller is a vice  president
                                               and  assistant  secretary  of 31
                                               investment  companies  for which
                                               Mitchell  Hutchins,  PaineWebber
                                               or  one  of   their   affiliates
                                               serves as investment adviser.

-------------

* This person's business address is 51 West 52nd Street, New York, New York 10019-6114.


** This person's business address is 1285 Avenue of the Americas,  New York, New
   York 10019-6028.

+ Mrs. Alexander, Mr. Bewkes, Ms. Farrell and Mr. Storms are "interested persons" of the funds as defined in the Investment Company Act by virtue of their positions with Mitchell Hutchins, PaineWebber and/or PW Group.

      The Trust pays each trustee who is not an "interested person" of the Trust $1,000 annually for each series and up to $150 per series for each board meeting and each meeting of a board committee. The Trust thus pays each such trustee
$5,000 annually, plus any additional amounts due for board or committee meetings. Each chairman of the audit and contract review committees of individual funds within the PaineWebber fund complex receives additional compensation, aggregating $15,000 annually, from the relevant funds. All trustees are reimbursed for any expenses incurred in attending meetings.
Trustees and officers of the Trust own in the aggregate less than 1% of the outstanding shares of any class of each fund. Because Correspondent Services
Corporation and Mitchell Hutchins perform substantially all the services necessary for the operation of the Trust, the Trust requires no employees. No officer, director or employee of Mitchell Hutchins or PaineWebber presently receives any compensation from the Trust for acting as a trustee or officer.

      The table below includes certain information relating to the compensation of the Trust's current board members and the compensation of those board members from all PaineWebber funds during the 1998 calendar year.

                               COMPENSATION TABLE+



                                    AGGREGATE
                                  COMPENSATION   TOTAL COMPENSATION
                                    FROM THE       FROM THE FUND
        NAME OF PERSON, POSITION    TRUST*            COMPLEX**
        ------------------------    -----             -------
       Richard Q. Armstrong,        $8,160          $101,372
           Trustee
       Richard R. Burt,             $8,130          $101,372
           Trustee
       Meyer Feldberg,              $8,160          $116,222
           Trustee
       George W. Gowen,             $8,474          $108,272
           Trustee
       Frederic V. Malek,           $8,160          $101,372
           Trustee
       Carl W. Schafer,             $8,160          $101,372
           Trustee

--------------------

+ Only independent board members are compensated by the PaineWebber funds and identified above; board members who are "interested persons," as defined by the Investment Company Act, do not receive compensation.
* Represents fees estimated to be paid to each board member during the funds' initial full fiscal year.

** Represents  total  compensation  paid during the calendar year ended December
   31, 1998, to each board member by 31 investment companies (34 in the case of Messrs. Feldberg and Gowen) for which Mitchell Hutchins, PaineWebber or one of their affiliates served as investment adviser. No fund within the PaineWebber fund complex has a bonus, pension, profit sharing or retirement plan.

                         PRINCIPAL HOLDERS OF SECURITIES


      As of October 31, 1999, the funds had no shareholders.


        INVESTMENT ADVISORY, ADMINISTRATION AND DISTRIBUTION ARRANGEMENTS


      INVESTMENT ADVISORY AND ADMINISTRATION ARRANGEMENTS. Mitchell Hutchins acts as each fund's investment adviser and administrator pursuant to a contract ("Advisory and Administration Contract") under which each fund pays Mitchell Hutchins an annual fee, computed daily and paid monthly, at the rate of 0.20% of average daily net assets.

      Services   provided  by  Mitchell   Hutchins   under  the   Advisory   and
Administration Contract, as discussed below, include the provision of a continuous investment program for the funds and supervision of all matters relating to the administration and operation of the funds.


      On November __, 1999,  shareholders of  Correspondent  Cash Reserves Money
Market Portfolio and Correspondent Cash Reserves Tax Free Money Market Portfolio, series of The Infinity Mutual Funds, Inc., each approved an Agreement and Plan of Conversion and Termination ("Plan"). Pursuant to the Plan, Correspondent Cash Reserves Money Market Portfolio will be reorganized into Premier Money Market Fund, and Correspondent Cash Reserves Tax Free Money Market Portfolio will be reorganized into Premier Tax-Free Money Market Fund, expected to occur in January 2000, or another date agreed to by the parties to the Plan. Mitchell Hutchins serves as investment adviser to Correspondent Cash Reserves Money Market Portfolio and Correspondent Cash Reserves Tax Free Money Market Portfolio. Premier Money Market Fund and Premier Tax-Free Money Market Fund will have no investment operations prior to the reorganizations. During each of the periods indicated, Mitchell Hutchins was paid the fees indicated below under a substantially similar advisory agreement with the predecessor entity to each Premier fund:


                                     FISCAL YEAR ENDED DECEMBER 31
                                 ---------------------------------------
                                   1998           1997          1996
                                 ----------    -----------   -----------

      Correspondent Cash         $1,328,616    $1,088,088      $950,074
      Reserves Money Market
      Portfolio............


      Correspondent Cash         $ 113,647      $ 79,470*     $ 9,950**
      Reserves Tax Free Money
      Market Portfolio.....

---------------------

* Pursuant to an undertaking by Mitchell Hutchins, $14,024 of the $93,494 advisory fee payable for the fiscal year ended December 31, 1997, was waived resulting in the net payment of $79, 470.


** Pursuant  to an  undertaking  by  Mitchell  Hutchins,  $9,950 of the  $19,900 advisory fee payable for the fiscal year ended December 31, 1996, was waived resulting in the net payment of $9,950.


      Under a contract with BISYS Fund Services Ohio, Inc. ("BISYS") ("BISYS Administration Contract"), BISYS served as the administrator to Correspondent Cash Reserves Money Market Portfolio and Correspondent Cash Reserves Tax Free Money Market Portfolio. Under the BISYS Administration Contract, each fund paid BISYS a fee, computed daily and paid monthly, at an annual rate of 0.10% of the value of each fund's average daily net assets. For the fiscal years ended December 31, 1998, 1997 and 1996, the predecessor entities to Premier Money Market Fund and Premier Tax-Free Money Market Fund paid BISYS fees in the amount of $1,328,616, $1,088,088 and $950,074; and $66,199, $26,487 and $0,
respectively.


      Pursuant to the terms of a Special Management Services Agreement with Mitchell Hutchins and BISYS, Correspondent Cash Reserves Money Market Portfolio and Correspondent Cash Reserves Tax Free Money Market Portfolio had agreed to pay Mitchell Hutchins and BISYS each a monthly fee at the annual rate of 0.05% of each fund's average daily net asset value. The fees payable to Mitchell Hutchins by Correspondent Cash Reserves Money Market Portfolio under the Special Management Services Agreement for the fiscal years ended December 31, 1998, 1997 and 1996, amounted to $664,308, $544,044 and $461,556, respectively; however, pursuant to an undertaking, Mitchell Hutchins waived its fee in its entirety for each such fiscal year. The fees payable to Mitchell Hutchins by Correspondent Cash Reserves Tax Free Money Market Portfolio under the Special Management Services Agreement for the fiscal years ended December 31, 1998, 1997 and 1996, amounted to $56,824, $46,747 and $9,950, respectively, which amounts were waived in their entirety pursuant to an undertaking. The fees payable to BISYS by Correspondent Cash Reserves Money Market Portfolio under the Special Management Services Agreement for the fiscal years ended December 31, 1998, 1997 and 1996 amounted to $664,308, $544,044 and $461,555, respectively; however, pursuant to an undertaking, BISYS waived its fee in its entirety for each such fiscal year. The fees payable to BISYS by Correspondent Cash Reserves Tax Free Money Market Portfolio under the Special Management Services Agreement for the fiscal years ended December 31, 1998, 1997 and 1996 amounted to $56,823, $46,747 and $9,950, respectively, which amounts were waived in their entirety pursuant to an undertaking.


      Under the Advisory and Administration Contract, Mitchell Hutchins will not be liable for any error of judgment of mistake of law or for any loss suffered by the funds in connection with the performance of the Advisory and Administration Contract, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Mitchell Hutchins in the performance of its duties or from reckless disregard of its duties and obligations thereunder. The Advisory and Administration Contract terminates automatically upon assignment and is terminable at any time without penalty by the board or by vote of the holders of a majority of the funds' outstanding voting securities on 60 days' written notice to Mitchell Hutchins, or by Mitchell Hutchins on 60 days' written notice to the funds.

      Under the terms of the Advisory and Administration Contract, each fund bears all expenses incurred in its operation that are not specifically assumed by Mitchell Hutchins. General expenses of the Trust not readily identifiable as belonging to a specific fund or to the Trust's other series are allocated among series by or under the direction of the board of trustees in such manner as the board deems fair and equitable. Expenses borne by the Trust include the following (or each fund's share of the following): (1) the cost (including brokerage commissions) of securities purchased or sold by a fund and any losses incurred in connection therewith; (2) fees payable to and expenses incurred on behalf of a fund by Mitchell Hutchins under the contract; (3) expenses of organizing the Trust and each fund; (4) filing fees and expenses relating to the registration and qualification of the funds' shares and the Trust under federal and/or state securities laws and maintaining such registration and qualifications; (5) fees and salaries payable to the Trust's trustees and officers who are not interested persons of the Trust or Mitchell Hutchins; (6) all expenses incurred in connection with the trustees' services, including travel expenses; (7) taxes (including any income or franchise taxes) and governmental fees; (8) costs of any liability, uncollectible items of deposit and other insurance and fidelity bonds; (9) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Trust or a fund for violation of any law; (10) legal, accounting and auditing expenses, including legal fees of special counsel for those trustees of the Trust who are not interested persons of the Trust; (11) charges of custodians, transfer agents and other agents (including any lending agent); (12) costs of preparing share certificates (if any); (13) expenses of setting in type and printing prospectuses and supplements thereto, statements of additional information and supplements thereto, reports and proxy materials for existing shareholders; (14) costs of mailing prospectuses and supplements thereto, statements of additional information and supplements thereto, reports and proxy materials to existing shareholders; (15) any extraordinary expenses (including fees and disbursements of counsel, costs of actions, suits or proceedings to which the Trust is a party and the expenses the Trust may incur as a result of its legal obligation to provide indemnification to its officers, trustees, agents and shareholders) incurred by the Trust or a fund; (16) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (17) the cost of mailing and tabulating proxies and costs of meetings of shareholders, the Board and any committees thereof; (18) the cost of investment company literature and other publications provided by the Trust to its trustees and officers; (19) costs of mailing, stationery and communications equipment; (20) expenses incident to any dividend, withdrawal or redemption options; (21) charges and expenses of any outside pricing service used to value portfolio securities; and (22) interest on borrowings of the funds.


      NET ASSETS. The following table shows the approximate net assets as of September 30, 1999, sorted by category of investment objective, of the investment companies as to which Mitchell Hutchins serves as adviser or sub-adviser. An investment company may fall into more than one of the categories below.

                                                                   NET ASSETS
                           INVESTMENT CATEGORY                      ($MIL)
                           -------------------                      ------

          Domestic (excluding Money Market).......................$7,765.7

          Global..................................................$4,455.8

          Equity/Balanced.........................................$7,453.2

          Fixed income (excluding Money Market)...................$4,768.3

                  Taxable Fixed Income............................$3,269.7

                  Tax-Free Fixed Income...........................$1,498.6

          Money Markt Funds......................................$35,065.1



      PERSONAL TRADING POLICIES. Mitchell Hutchins personnel may invest in securities for their own accounts pursuant to a code of ethics that describes the fiduciary duty owed to shareholders of PaineWebber funds and other Mitchell Hutchins advisory accounts by all Mitchell Hutchins' directors, officers and employees, establishes procedures for personal investing and restricts certain transactions. For example, employee accounts generally must be maintained at PaineWebber, personal trades in most securities require pre-clearance and short-term trading and participation in initial public offerings generally are prohibited. In addition, the code of ethics puts restrictions on the timing of personal investing in relation to trades by PaineWebber Funds and other Mitchell Hutchins advisory clients.


      DISTRIBUTION ARRANGEMENTS. Mitchell Hutchins acts as the distributor of each fund's shares under a distribution contract with the Trust ("Distribution Contract"), which requires Mitchell Hutchins to use its best efforts, consistent with its other business, to sell shares of the funds. No separate compensation is payable by either fund to Mitchell Hutchins or its affiliates under the Distribution Contract. Instead, Mitchell Hutchins or an affiliate shall receive service and distribution fees under the funds' plan of distribution, as described below. Shares of the funds are offered continuously, except that the Trust and Mitchell Hutchins or its affiliates reserve the right to reject any purchase order and to suspend the offering of fund shares for a period of time.

      Under a plan of distribution pertaining to each fund's shares adopted by the Trust in the manner prescribed under Rule 12b-1 under the Investment Company Act ("12b-1 Plan"), each fund pays Correspondent Services Corporation (csc) a distribution and service fee, accrued daily and payable monthly, at the annual rate of 0.60% of the average daily net assets of each fund. However, csc, along with its affiliate, Mitchell Hutchins, has agreed to waive 0.17% of Premier Tax-Free Money Market Fund's Rule 12b-1 fee through December 31, 2000, making the effective rate of this fee 0.43% until then.

      Csc uses the amounts that it receives under the 12b-1 Plan to pay certain correspondent firms (together with csc, the "Securities Firms") with which it has entered into clearing agreements under which the Securities Firms have agreed to perform certain services for their clients who are shareholders of a fund. Csc receives no special compensation from either of the funds or investors at the time shares are bought.

      Csc also uses the 12b-1 Plan fee to:

o Spend such amounts as it deems appropriate on any activities or expenses primarily intended to result in the sale of fund shares.

o Offset each fund's marketing costs, such as preparation, printing and distribution of sales literature, advertising and prospectuses to prospective investors and related overhead expenses, such as employee salaries and bonuses.

      The 12b-1 Plan and the related Distribution Contract for each fund's shares specify that the funds must pay service and distribution fees to csc for their activities, not as reimbursement for specific expenses incurred. Therefore, even if csc's expenses exceed the fees it receives, the funds will not be obligated to pay more than those fees. On the other hand, if csc's expenses are less than such fees, it will retain its full fees and realize a profit. Expenses in excess of fees received or accrued through the termination date of the 12b-1 Plan will be csc's sole responsibility and not that of the funds. Annually, the board reviews the 12b-1 Plan and csc's corresponding expenses for each fund.


      Among other things, the 12b-1 Plan provides that (1) csc will submit to the board at least quarterly, and the trustees will review, reports regarding all amounts expended under the 12b-1 Plan and the purposes for which such expenditures were made, (2) the 12b-1 Plan will continue in effect only so long as it is approved at least annually, and any material amendment thereto is approved, by the board, including those trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the 12b-1 Plan or any agreement related to the 12b-1 Plan, acting in person at a meeting called for that purpose, (3) payments by the funds under the 12b-1 Plan shall not be materially increased without the affirmative vote of the holders of a majority of the outstanding shares of the funds and (4) while the 12b-1 Plan remains in effect, the selection and nomination of trustees who are not "interested persons" of the Trust shall be committed to the discretion of the trustees who are not "interested persons" of the Trust.

      The funds' predecessors, Correspondent Cash Reserves Money Market Portfolio and Correspondent Cash Reserves Tax Free Money Market Portfolio, operated under a separate Rule 12b-1 plan with csc. Under this Rule 12b-1 plan, $7,981,102 was payable to csc by Correspondent Cash Reserves Money Market Portfolio for the fiscal year ended December 31, 1998. However, pursuant to an undertaking, this amount was reduced by $110,436, resulting in a net amount paid by Correspondent Cash Reserves Money Market Fund of $7,860,666. For the fiscal year ended December 31, 1998, the amount payable pursuant to the Rule 12b-1 plan by Correspondent Cash Reserves Tax Free Money Market Portfolio was $681,887; however, pursuant to an undertaking, the amount was reduced by $196,182, resulting in a net amount paid by Correspondent Cash Reserves Tax Free Money
Market Portfolio of $485,705. All of the above amounts were paid to broker-dealers in connection with the sale of fund shares.

      In January 2000, when the funds are expected to reorganize into Premier Money Market Fund and Premier Tax-Free Money Market Fund, the new 12b-1 Plan with csc will take effect.

      In approving the 12b-1 Plan, the board considered all the features of the distribution system, including (1) the reasonableness of csc's fees, (2) the likelihood that the 12b-1 Plan would facilitate distribution of fund shares, (3) the structural continuity of the 12b-1 Plan with the plan of distribution of the funds' predecessor entities, (4) the advantage to the shareholders of economies of scale resulting from growth in the funds' assets and potential continued growth and other possible benefits to shareholders of the 12b-1 Plan, (5) the services provided to the funds and their shareholders by csc, (6) the services provided by Securities Firms pursuant to their clearing agreements with csc, (7) csc's shareholder service- and distribution-related expenses and costs and (8) the similarity of the 12b-1 Plan to plans of distribution adopted by competitor money market funds.

      With respect to the 12b-1 Plan, the board considered all compensation that csc would receive under the Plan. The board also considered the benefits that would accrue to csc under the Plan in that csc would receive a service and distribution fee that is calculated based upon a percentage of the average net assets of each fund and would increase if the 12b-1 Plan were successful and the funds attained and maintained significant asset levels.

                             PORTFOLIO TRANSACTIONS

      The funds purchase portfolio securities from dealers and underwriters as well as from issuers. Securities are usually traded on a net basis with dealers acting as principal for their own accounts without a stated commission. Prices paid to dealers in principal transactions generally include a "spread," which is the difference between the prices at which the dealer is willing to purchase and sell a specific security at the time. When securities are purchased directly from an issuer, no commissions or discounts are paid. When securities are purchased in underwritten offerings, they include a fixed amount of compensation to the underwriter. During the fiscal years ended December 31, 1996, 1997 and 1998, neither fund's predecessor entity paid any brokerage commissions; therefore, neither predecessor entity has allocated any brokerage transactions for research, analysis, advice and similar services.

      For purchases or sales with broker-dealer firms that act as principal, Mitchell Hutchins seeks best execution. Although Mitchell Hutchins may receive certain research or execution services in connection with these transactions, Mitchell Hutchins will not purchase securities at a higher price or sell securities at a lower price than would otherwise be paid, if no weight was attributed to the services provided by the executing dealer. Mitchell Hutchins may engage in agency transactions in over-the-counter securities in return for research and execution services. These transactions are entered into only in compliance with procedures ensuring that the transaction (including commissions) is at least as favorable as it would have been if effected directly with a market-maker that did not provide research or execution services.


      Research services and information received from brokers or dealers are supplemental to Mitchell Hutchins' own research efforts and, when utilized, are subject to internal analysis before being incorporated into their investment processes. Information and research services furnished by brokers or dealers through which or with which the funds effect securities transactions may be used by Mitchell Hutchins in advising other funds or accounts and, conversely, research services furnished to Mitchell Hutchins by brokers or dealers in connection with other funds or accounts that either of them advises may be used in advising the funds.

      Investment decisions for the funds and for other investment accounts managed by Mitchell Hutchins are made independently of each other in light of differing considerations for the various accounts. However, the same investment decision may occasionally be made for the funds and one or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated between that fund and such other account(s) as to amount according to a formula deemed equitable to the fund and the other account(s). While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the funds are concerned, or upon its ability to complete its entire order, in other cases it is believed that coordination and the ability to participate in volume transactions will benefit the fund.

                       ADDITIONAL PURCHASE AND REDEMPTION
                       INFORMATION; SERVICE ORGANIZATIONS

      ADDITIONAL PURCHASE AND REDEMPTION INFORMATION. Each fund may suspend redemption privileges or postpone the date of payment during any period (1) when the New York Stock Exchange is closed or trading on the New York Stock Exchange is restricted as determined by the SEC, (2) when an emergency exists, as defined by the SEC, that makes it not reasonably practicable for the fund to dispose of securities owned by it or fairly to determine the value of its assets or (3) as the SEC may otherwise permit. The redemption price may be more or less than the shareholder's cost, depending on the market value of each fund's portfolio at the time; although the funds attempt to maintain a constant net asset value of $1.00 per share.

      Under normal circumstances, the funds' shares may be redeemed by a shareholder's check or through the funds' systematic withdrawal plan. Such a redemption order will be executed at the net asset value next determined after the order is received by Mitchell Hutchins. Redemptions of each fund's shares effected through a broker-dealer or other financial institution may be subject to a service charge by that broker-dealer or other financial institution.

      The transfer agent may modify or terminate the funds' checkwriting service at any time or impose service fees for checkwriting.

      SERVICE ORGANIZATIONS. The funds may authorize service organizations, and their agents, to accept on their behalf purchase and redemption orders that are in "good form." The funds will be deemed to have received these purchase and redemption orders when a service organization or its agent accepts them. Like all customer orders, these orders will be priced based on each fund's net asset value next computed after receipt of the order by the service organizations or their agents. Service organizations may include retirement plan service providers who aggregate purchase and redemption instructions received from numerous retirement plans or plan participants.

                               VALUATION OF SHARES

      Each fund uses its best efforts to maintain its net asset value at $1.00 per share. Each fund's net asset values per share are determined by the funds' custodian, The Bank of New York ("BONY"), as of 12:00 noon, Eastern time, on each Business Day. As defined in the Prospectus, "Business Day" means any day on which the offices of BONY, the funds' transfer agent, BISYS, Mitchell Hutchins and the relevant correspondent (or other financial services) firm are all open for business. One or more of these institutions will be closed on the observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day,
Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving Day and Christmas Day.

      Each fund values its portfolio securities in accordance with the amortized cost method of valuation under Rule 2a-7 ("Rule") under the Investment Company Act. To use amortized cost to value its portfolio securities, the funds must adhere to certain conditions under the Rule relating to its investments, some of which are discussed in this Statement of Additional Information. Amortized cost is an approximation of market value of an instrument, whereby the difference between its acquisition cost and value at maturity is amortized on a straight-line basis over the remaining life of the instrument. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account, and thus the amortized cost method of valuation may result in the value of a security being higher or lower than its actual market value. If a large number of redemptions take place at a time when interest rates have increased, a fund might have to sell portfolio securities prior to maturity and at a price that might not be desirable.

      The board has established procedures for the purpose of maintaining a constant net asset value of $1.00 per share, which include a review of the extent of any deviation of net asset value per share, based on available market quotations, from the $1.00 amortized cost per share. If that deviation exceeds 1/2 of 1% for each fund, the board will promptly consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redeeming shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends and utilizing a net asset value per share as determined by using available market quotations. Each fund will maintain a dollar-weighted average portfolio maturity of 90 days or less and will not purchase any instrument having, or deemed to have, a remaining maturity of more than 397 days, will limit portfolio investments, including repurchase agreements, to those U.S. dollar-denominated instruments that are of high quality under the Rule and that Mitchell Hutchins, acting pursuant to the procedures, determines present minimal credit risks, and will comply with certain reporting and recordkeeping procedures. There is no assurance that constant net asset value per share will be maintained. If amortized cost ceases to represent fair value per share, the board will take appropriate action.


      In determining the approximate market value of portfolio investments, each fund may employ outside organizations, which may use a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. Other assets, if any, are valued at fair value as determined in good faith by or under the direction of the board.

                             PERFORMANCE INFORMATION


      The funds' performance data quoted in advertising and other promotional materials ("Performance Advertisements") represent past performance and are not intended to indicate future performance. The investment return will fluctuate. All performance shown is that of the funds' predecessors.

      TOTAL  RETURN   CALCULATIONS.   Average   annual   total   return   quotes
("Standardized Return") used in each fund's Performance Advertisements are calculated according to the following formula:

       P(1 + T)(n)=     ERV
     where:    P  =     a hypothetical initial payment of $1,000 to purchase
                        shares of a specified class
               T  =     average annual total return of shares of that class
               n  =     number of years
             ERV  =     ending redeemable value of a hypothetical $1,000 payment
                        at the beginning of that period.

      Under the foregoing formula, the time periods used in Performance Advertisements will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertisement for publication. Total return, or "T" in the formula above, is computed by finding the average annual change in the value of an initial $1,000 investment over the period. All dividends are assumed to have been reinvested at net asset value.

      The funds may also advertise other performance data, which may consist of the annual or cumulative return (including short-term capital gain, if any) earned on a hypothetical investment in the fund since it began operations or for shorter periods. This return data may or may not assume reinvestment of dividends (compounding).

      The following tables show performance information for the funds' shares outstanding for the periods indicated. All returns for periods of more than one year are expressed as an average annual return.

                            PREMIER MONEY MARKET FUND


     Year ended June 30, 1999:
           Standardized Return...........  4.44%
     Five Years ended June 30, 1999:
           Standardized Return...........  4.72%
     Inception* to June 30, 1999:
           Standardized Return...........  4.16%

--------------

* The inception date for the predecessor fund is May 20, 1991.

                       PREMIER TAX-FREE MONEY MARKET FUND


     Year ended June 30, 1999:             2.56%
           Standardized Return...........
     Inception* to June 30, 1999:          2.78%
           Standardized Return...........


--------------
* The inception date for the predecessor fund is October 7, 1996.


      YIELD. Each fund computes its yield and effective yield quotations using standardized methods required by the SEC. Each fund from time to time advertises
(1) its current yield based on a recently ended seven-day period, computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from that shareholder account, dividing the difference by the value of the account at the beginning of the base period to obtain the base period return and then multiplying the base period return by (365/7), with the resulting yield figure carried to at least the nearest hundredth of one percent; and (2) their effective yield based on the same seven-day period by compounding the base period return by adding 1, raising the sum to a power equal to (365/7) and subtracting 1 from the result, according to the following formula:

            EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1)(365/7)] - 1

      Premier Tax-Free Money Market Fund from time to time also advertises its tax-equivalent yield and tax-equivalent effective yield, also based on a recently ended seven-day period. These quotations are calculated by dividing that portion of the fund's yield (or effective yield, as the case may be) that is tax-exempt by 1 minus a stated income tax rate and adding the product to that portion, if any, of the fund's yield that is not tax-exempt, according to the following formula:


      TAX EQUIVALENT YIELD = (E/1-p)+t

      E   =   tax-exempt yield of shares

      p   =   stated income tax rate
      t    =   taxable yield of shares

      Yield may fluctuate daily and does not provide a basis for determining future yields. Because the yield of each fund fluctuates, it cannot be compared with yields on savings accounts or other investment alternatives that provide an agreed to or guaranteed fixed yield for a stated period of time. However, yield information may be useful to an investor considering temporary investments in money market instruments. In comparing the yield of one money market fund to another, consideration should be given to each fund's investment policies, including the types of investments made, the average maturity of the portfolio securities and whether there are any special account charges that may reduce the yield.


      The following yields are for the seven-day period ended June 30, 1999:

                                                                 Effective
                                          YIELD                   YIELD
                                          -----                   -----


Premier Money Market Fund                 4.14%                   4.22%

Premier Tax-Free Money Market Fund        2.82%*                  2.86%

----------------------

* For the seven-day yield as of June 30, 1999, the predecessor fund's service providers voluntarily waived a portion of their fees. If the service providers had not waived a portion of their fees, the seven-day yield shown would have been 2.61% for the predecessor entity to Premier Tax-Free Money Market Fund.


      The following tax equivalent yields are based, in each case, on the maximum individual tax rates and are also for the seven-day period ended June 30, 1999:


                                                                 Effective
                                          YIELD                   YIELD
                                          -----                   -----


Premier  Tax-Free  Money  Market Fund     4.47%                   4.53%


      The funds may also advertise other performance data, which may consist of the annual or cumulative return (including net short-term capital gain, if any) earned on a hypothetical investment in each fund since they or their predecessors began operations or for shorter periods. This return data may or may not assume reinvestment of dividends (compounding).

      OTHER INFORMATION. The funds' performance data quoted in advertising and other promotional materials ("Performance Advertisements") represent past performance and are not intended to predict or indicate future results. The return on an investment in each fund will fluctuate. In Performance Advertisements, the funds may compare its yield with data published by Lipper Analytical Services, Inc. for money funds ("Lipper"), CDA Investment Technologies, Inc. ("CDA"), IBC Financial Data, Inc. ("IBC"), Wiesenberger Investment Companies Service ("Wiesenberger") or Investment Company Data Inc. ("ICD"), or with the performance of recognized stock and other indexes, including the Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average, the Morgan Stanley Capital International World Index, the Lehman Brothers Treasury Bond Index, the Lehman Brothers Government/Corporate Bond Index, the Salomon Brothers Government Bond Index and changes in the

Consumer Price Index as published by the U.S. Department of Commerce. The funds also may refer in such materials to mutual fund performance rankings and other data, such as comparative asset, expense and fee levels, published by Lipper, CDA, IBC, Wiesenberger or ICD. Performance Advertisements also may refer to discussions of the funds and comparative mutual fund data and ratings reported in independent periodicals, including THE WALL STREET JOURNAL, MONEY MAGAZINE, FORBES, BUSINESS WEEK, FINANCIAL WORLD, BARRON'S, FORTUNE, THE NEW YORK TIMES, THE CHICAGO TRIBUNE, THE WASHINGTON POST and THE KIPLINGER LETTERS.


      Each fund may include discussions or illustrations of the effects of compounding in Performance Advertisements. "Compounding" refers to the fact that, if dividends on fund shares are reinvested by being paid in additional fund shares, any future income of the funds would increase the value, not only of the original funds' investments, but also of the additional fund shares received through reinvestment. As a result, the value of the funds' investment would increase more quickly than if dividends had been paid in cash.

      Each fund may also compare its performance with the performance of bank certificates of deposit ("CDs") as measured by the CDA Certificate of Deposit Index and the Bank Rate Monitor National Index and the average of yields of CDs of major banks published by Banxquotes(R) Money Markets. In comparing a fund's performance to CD performance, investors should keep in mind that bank CDs are insured in whole or in part by an agency of the U.S. government and offer fixed principal and fixed or variable rates of interest, and that bank CD yields may vary depending on the financial institution offering the CD and prevailing interest rates. Bank accounts are insured in whole or in part by an agency of the U.S. government and may offer a fixed rate of return. Fund shares are not insured or guaranteed by the U.S. government and returns thereon will fluctuate. While the funds seek to maintain a stable net asset value of $1.00 per share, there can be no assurance that they will be able to do so.


                                      TAXES

      QUALIFICATION AS A REGULATED INVESTMENT COMPANY. To continue to qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code, each fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of taxable net investment income and net short-term capital gain, if any) plus, in the case of Premier Tax-Free Money Market Fund, its net interest income excludable from gross income under section 103(a) of the Internal Revenue Code, and must meet several additional requirements. With respect to each fund, these requirements include the following: (1) the fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities and certain other income; (2) at the close of each quarter of the fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the fund's total assets; and (3) at the close of each quarter of the fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities) of any one issuer. If a fund failed to qualify for treatment as a RIC for any taxable year, (a) it would be taxed as an ordinary corporation on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and (b) the shareholders would treat all those distributions, including distributions that otherwise would be "exempt-interest dividends" described in the following paragraph, as dividends (that is, ordinary income) to the extent of the fund's earnings and profits. In addition, the fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

      Dividends paid by Premier Tax-Free Money Market Fund will qualify as "exempt-interest dividends," and thus will be excludable from gross income by its shareholders, if it satisfies the additional requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of securities the interest on which is excludable from gross income under section 103(a). Premier Tax-Free Money Market Fund intends to continue to satisfy this requirement. The aggregate amount annually designated by a municipal fund as exempt-interest dividends may not exceed its interest for the year that is excludable under section 103(a) over certain amounts disallowed as deductions. The shareholders' treatment of dividends from Premier Tax-Free

Money Market Fund under state and local income tax laws may differ from the treatment thereof under the Internal Revenue Code.

      Tax-exempt interest attributable to certain PABs (including, in the case of Premier Tax-Free Money Market Fund receiving interest on those bonds, a proportionate part of the exempt-interest dividends paid by that fund) is an item of tax preference for purposes of the federal alternative minimum tax ("AMT"). Exempt-interest dividends received by a corporate shareholder also may be indirectly subject to the AMT without regard to whether Premier Tax-Free Money Market Fund's tax-exempt interest was attributable to those bonds. PABs are issued by or on behalf of public authorities to finance various privately operated facilities and are described in the SAI above.

      Entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by IDBs or PABs should consult their tax advisers before purchasing shares of Premier Tax-Free Money Market Fund because, for users of certain of these facilities, the interest on those bonds is not exempt from federal income tax. For these purposes, the term "substantial user" is defined generally to include a "non-exempt person" who regularly uses in trade or business a part of a facility financed from the proceeds of IDBs or PABs.

      Up to 85% of social security and railroad retirement benefits may be included in taxable income for recipients whose adjusted gross income (including income from tax-exempt sources such as a municipal fund) plus 50% of their benefits exceeds certain base amounts. Exempt-interest dividends from Premier Tax-Free Money Market Fund still are tax-exempt to the extent described above; they are only included in the calculation of whether a recipient's income exceeds the established amounts.

      If Premier Tax-Free Money Market Fund invests in any instruments that generate taxable income, under the circumstances described in the discussion of the fund's investment policies above and in the discussion of municipal market discount bonds below, the portion of any fund dividend attributable to the interest earned thereon will be taxable to its shareholders as ordinary income to the extent of its earnings and profits and only the remaining portion will qualify as an exempt-interest dividend. The respective portions will be determined by the "actual earned" method, under which the portion of any dividend that qualifies as an exempt-interest dividend may vary, depending on the relative proportions of tax-exempt and taxable interest earned during the dividend period. Moreover, if the fund realizes capital gain as a result of market transactions, any distribution of that gain will be taxable to its shareholders.

      Premier Tax-Free Money Market Fund may invest in municipal bonds that are purchased, generally not on their original issue, with market discount (that is, at a price less than the principal amount of the bond or, in the case of a bond that was issued with original issue discount, a price less than the amount of the issue price plus accrued original issue discount) ("municipal market discount bonds"). If a bond's market discount is less than the product of (1) 0.25% of the redemption price at maturity times (2) the number of complete years to maturity after the taxpayer acquired the bond, then no market discount is considered to exist. Gain on the disposition of a municipal market discount bond (other than a bond with a fixed maturity date within one year from its issuance) generally is treated as ordinary (taxable) income, rather than capital gain, to the extent of the bond's accrued market discount at the time of disposition. Market discount on such a bond generally is accrued ratably, on a daily basis, over the period from the acquisition date to the date of maturity. In lieu of treating the disposition gain as above, the fund may elect to include market discount in its gross income currently, for each taxable year to which it is attributable.

      Dividends from investment company taxable income paid to a shareholder who, as to the United States, is a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation or foreign partnership ("foreign shareholder") generally are subject to a 30% withholding tax, unless the applicable tax rate is reduced by a treaty between the United States and the shareholder's country of residence. Withholding does not apply to a dividend paid to a foreign shareholder that is "effectively connected with the [shareholder's] conduct of a trade or business within the United States," in which case the withholding requirements applicable to domestic taxpayers apply. Exempt-interest dividends paid by Premier Tax-Free Money Market Fund are not subject to withholding.

      Each fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all its ordinary (I.E., taxable) income for that year and any capital gain net income for the one-year period ending October 31 of that year, plus certain other amounts.

      TAX-FREE INCOME VS. TAXABLE INCOME--PREMIER TAX-FREE MONEY MARKET FUND. The table below illustrates approximate equivalent taxable and tax-free yields at the 1999 federal individual income tax rates in effect on the date of this SAI. For example, a couple with taxable income of $90,000 in 1999, or a single individual with taxable income of $55,000 in 1999, whose investments earn a 3% tax-free yield, would have to earn a 4.17% taxable yield to receive the same benefit.

                    1999 FEDERAL TAXABLE VS. TAX-FREE YIELDS*

TAXABLE INCOME (000'S)                     A TAX-FREE YIELD OF
------------------------           ---------------------------------------------
   SINGLE         JOINT     FEDERAL      3.00%      4.00%      5.00%      6.00%
   RETURN        RETURN       TAX           IS EQUAL TO A TAXABLE YIELD OF
                           BRACKET              APPROXIMATELY
--------------------------------------------------------------------------------
 $  0 -  25.8         0 -     15.00%     3.53%      4.71%      5.88%     7.06%
                     43.1
 25.8 -  62.5  43.1-104.1     28.00      4.17       5.56       6.94      8.33
 62.5 - 130.3 104.1-158.6     31.00      4.35       5.80       7.25      8.70
130.3 - 283.2 158.6-283.2     36.00      4.69       6.25       7.81      9.38
   Over 283.2  Over 283.2     39.60      4.97       6.62       8.28      9.93

--------------------

* The yields listed are for illustration only and are not necessarily representative of the fund's yield. The fund invests primarily in obligations the interest on which is exempt from federal income tax; however, some of the fund's investments may generate taxable income. Effective tax rates shown are those in effect on the date of this SAI; such rates might change after that date. Certain simplifying assumptions have been made. Any particular taxpayer's rate may differ. The effective rates reflect the highest tax bracket within each range of income listed. The figures set forth above do not reflect the federal alternative minimum tax, limitations on federal or state itemized deductions and personal exemptions or any state or local taxes payable on fund distributions.


                                OTHER INFORMATION

      DELAWARE BUSINESS TRUST. Although Delaware law statutorily limits the potential liabilities of a Delaware business trust's shareholders to the same extent as it limits the potential liabilities of a Delaware corporation, shareholders of the funds could, under certain conflicts of laws jurisprudence in various states, be held personally liable for the obligations of the Trust or a fund. However, the Trust Instrument of the Trust disclaims shareholder liability for acts or obligations of the Trust or its series (the funds). The Trust Instrument provides for indemnification from the funds' property for all losses and expenses of any fund shareholder held personally liable for the obligations of a fund. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which a fund itself would be unable to meet its obligations, a possibility which Mitchell Hutchins believes is remote and not material. Upon payment of any liability incurred by a shareholder solely by reason of being or having been a shareholder of a fund, the shareholder paying such liability will be entitled to reimbursement from the general assets of that fund. The trustees intend to conduct the operations of the funds in such a way as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the funds.


      PRIOR NAMES. Prior to July 28, 1999, the name of the Trust was "Mitchell Hutchins Institutional Series."

      VOTING RIGHTS. Shareholders of the funds are entitled to one vote for each full share held and fractional votes for fractional shares held. Voting rights are not cumulative and, as a result, the holders of more than 50% of all the shares of the Trust may elect all its board members.


      The Trust does not hold annual meetings. There normally will be no meetings of shareholders to elect trustees unless fewer than a majority of the trustees holding office have been elected by shareholders. Shareholders of record of no less than two-thirds of the outstanding shares of the Trust may remove a trustee by vote cast in person or by proxy at a meeting called for that purpose. The trustees are required to call a meeting of shareholders when requested in writing to do so by the shareholders of record holding at least 10% of the Trust's outstanding shares.

      CUSTODIAN AND RECORDKEEPING AGENT; TRANSFER AND DIVIDEND AGENT. The Bank of New York, located at 48 Wall Street, New York, NY 10286, serves as custodian and recordkeeping agent for the funds. BISYS, located at 3435 Stelzer Road, Columbus, OH 43219, serves as the funds' transfer and dividend disbursing agent.


      COUNSEL. The law firm of Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., Washington, D.C. 20036-1800, serves as counsel to the funds. Kirkpatrick & Lockhart LLP also acts as counsel to PaineWebber and Mitchell Hutchins in connection with other matters.


      AUDITORS. Ernst & Young LLP, 787 Seventh Avenue, New York, New York 10019, serves as independent auditors for the funds.

                              FINANCIAL STATEMENTS

      The Annual Report to Shareholders for the last fiscal year ended December 31, 1998 and the Semi-Annual Report for the six-month period ended June 30, 1999 of the funds' predecessors are separate documents supplied with this Statement of Additional Information, and the financial statements, accompanying notes and report of independent auditors on the financial statements for the fiscal year ended December 31, 1998 appearing therein are incorporated herein by this reference.

YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR REFERRED TO IN THE PROSPECTUS AND THIS STATEMENT OF ADDITIONAL INFORMATION. THE FUNDS AND THEIR DISTRIBUTOR HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT. THE PROSPECTUS AND THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL SHARES OF THE FUNDS IN ANY JURISDICTION WHERE THE FUNDS OR THEIR DISTRIBUTOR MAY NOT LAWFULLY SELL THOSE SHARES.


                                 -----------

                                                            LIR Premier Money
                                                              Market Fund
                                                      LIR Premier Tax-Free Money
                                                              Market Fund




                                        ----------------------------------------
                                           Statement of Additional Information
                                                             November 12, 1999
                                        ----------------------------------------




(C)1999 Mitchell Hutchins Asset Management Inc.  All rights reserved.

                            PART C. OTHER INFORMATION
                            -------------------------


Item 23.  Exhibits
          --------

(1)       (a)  Trust Instrument 1/

          (b)  Amendment to Trust Instrument effective July 28, 1999 2/

(2)       By-Laws 1/

(3) Instruments defining the rights of holders of Registrant's shares of beneficial interest 3/

(4)       (a)  Investment Advisory and Administration Contract for Mitchell
               Hutchins LIR Select Money Fund 2/

          (b) Form of Investment Advisory and Administration Contract for LIR Premier Money Market Fund and LIR Premier Tax-Free Money Market Fund (filed herewith)

          (c) Form of Investment Advisory and Administration Contract for LIR Cash Reserves Fund 4/

          (d) Form of Investment Advisory and Administration Contract for LIR Liquid Assets Fund 4/

(5)       (a)  Distribution Contract for Mitchell Hutchins LIR Select Money
               Fund 2/

          (b) Form of Distribution Contract for LIR Premier Money Market Fund and LIR Premier Tax-Free Money Market Fund (filed herewith)

          (c) Form of Distribution Contract for LIR Cash Reserves Fund and LIR Liquid Assets Fund (filed herewith)

(6)       Bonus, profit sharing or pension plans - none

(7)       (a)  Custodian Agreement for LIR Select Money Fund 2/

          (b) Form of Custodian Agreement for LIR Premier Money Market Fund and LIR Premier Tax-Free Money Market Fund (filed herewith)

          (c) Form of Custodian Contract for LIR Cash Reserves Fund and LIR Liquid Assets Fund (filed herewith)

(8)       (a)  (i)   Form of Transfer Agency Agreement for LIR Select Money
                     Fund 2/
                                                                              -
               (ii)  Form of Transfer Agency Agreement for LIR Premier Money
                     Market Fund and LIR Premier Tax-Free Money Market Fund
                     (filed herewith)

               (iii) Form of Transfer Agency and Related Services Agreement for
                     LIR Cash Reserves Fund (filed herewith)

               (iv) Form of Transfer Agency and Related Services Agreement for LIR Liquid Assets Fund (filed herewith)

          (b)  Shareholder Service Plan 2/

          (c)  Shareholder Service Agreement 2/

(9)       Opinion and consent of counsel (filed herewith)

(10) Other opinions, appraisals, rulings and consents: Auditors' consent (filed herewith)

(11)      Omitted Financial Statements - none

(12)      Letter of investment intent 1/

(13)      (a)  Form of Plan of Distribution pursuant to Rule 12b-1 (filed herewith)

          (b) Form of Plan Agreement for LIR Premier Money Market Fund and LIR Premier Tax-Free Money Market Fund (filed herewith)

(14)      and

(27)      Financial Data Schedule (not applicable)

(15)      Plan Pursuant to Rule 18f-3 1/

-----------------------

1/ Incorporated by reference from Pre-Effective Amendment No. 1 to the registration statement, SEC File No. 333-52965, filed July 29, 1998.

2/ Incorporated by reference from Post-Effective Amendment No. 3 to the registration statement, SEC File No. 333-52965, filed September 1, 1999.

3/ Incorporated by reference from Articles IV, VI and X of Registrant's Trust Instrument and from Articles VI and IX of Registrant's By-Laws.

4/ Incorporated by reference from Post-Effective Amendment No. 5 to the registration statement, SEC File No. 333-52965, filed October 21, 1999.


Item 24.  Persons Controlled by or under Common Control with Registrant
          -------------------------------------------------------------

          None.

Item 25.  Indemnification
          ---------------

      Section 2 of Article IX of the Trust Instrument, "Indemnification," provides that the appropriate series of the Registrant will indemnify the trustees and officers of the Registrant to the fullest extent permitted by law against claims and expenses asserted against or incurred by them by virtue of being or having been a trustee or officer; provided that no such person shall be indemnified where there has been an adjudication or other determination, as described in Article IX, that such person is liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office or did not act in good faith in the reasonable belief that his action was in the best interest of the Registrant. Section 2 of Article IX also provides that the Registrant may maintain insurance policies covering such rights of indemnification.

      Additionally, "Limitation of Liability" in Section 1 of Article IX of the Trust Instrument provides that the trustees or officers of the Registrant shall not be personally liable to any person extending credit to, contracting with or having a claim against the Registrant or a particular series; and that, provided they have exercised reasonable care and have acted under the reasonable belief that their actions are in the best interest of the Registrant, the trustees and officers shall not be liable for neglect or wrongdoing by them or any officer, agent, employee, investment adviser or independent contractor of the Registrant.

      Section 9 of the Investment Advisory and Administration Contract with Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins") provides that Mitchell Hutchins shall not be liable for any error of judgment or mistake of law or for any loss suffered by any series of the Registrant in connection with the matters to which the Contract relates, except for a loss resulting from the willful misfeasance, bad faith, or gross negligence of Mitchell Hutchins in the performance of its duties or from its reckless disregard of its obligations and duties under the Contract. Section 10 of the Contract provides that the Trustees shall not be liable for any obligations of the Trust or any series under the Contract and that Mitchell Hutchins shall look only to the assets and property of the Registrant in settlement of such right or claim and not to the assets and property of the Trustees.

      Section 9 of the Distribution Contract provides that the Trust will indemnify PaineWebber and its officers, directors and controlling persons against all liabilities arising from any alleged untrue statement of material fact in the Registration Statement or from any alleged omission to state in the Registration Statement a material fact required to be stated in it or necessary to make the statements in it, in light of the circumstances under which they were made, not misleading, except insofar as liability arises from untrue statements or omissions made in reliance upon and in conformity with information furnished by PaineWebber to the Trust for use in the Registration Statement; and provided that this indemnity agreement shall not protect any such persons against liabilities arising by reason of their bad faith, gross negligence or willful misfeasance; and shall not inure to the benefit of any such persons unless a court of competent jurisdiction or controlling precedent determines that such result is not against public policy as expressed in the Securities Act of 1933. Section 9 of the Distribution Contract also provides that PaineWebber agrees to indemnify, defend and hold the Trust, its officers and Trustees free and harmless of any claims arising out of any alleged untrue statement or any alleged omission of material fact contained in information furnished by PaineWebber for use in the Registration Statement or arising out of an agreement between PaineWebber and any retail dealer, or arising out of supplementary literature or advertising used by PaineWebber in connection with the Contract.
Section 10 of the Distribution Contract contains provisions similar to Section 10 of the Investment Advisory and Administration Contract, with respect to Mitchell Hutchins and PaineWebber, as appropriate.

      Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be provided to trustees, officers and controlling persons of the Registrant, pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding or payment pursuant to any insurance policy) is asserted against the Registrant by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.  Business and Other Connections of Investment Adviser
          ----------------------------------------------------

      Mitchell Hutchins, a Delaware corporation, is a registered investment adviser and is a wholly owned subsidiary of PaineWebber which is, in turn, a wholly owned subsidiary of Paine Webber Group Inc. Mitchell Hutchins is primarily engaged in the investment advisory business. Information as to the officers and directors of Mitchell Hutchins is included in its Form ADV, as filed with the Securities and Exchange Commission (registration number 801-13219), and is incorporated herein by reference.

Item 27.  Principal Underwriters
          ----------------------

      a) Mitchell Hutchins serves as principal underwriter and/or investment adviser for the following investment companies:

      2002 TARGET TERM TRUST INC.
      ALL AMERICAN TERM TRUST INC.
      GLOBAL HIGH INCOME DOLLAR FUND INC.
      GLOBAL SMALL CAP FUND INC.
      INSURED MUNICIPAL INCOME FUND INC.
      INVESTMENT GRADE MUNICPAL INCOME FUND INC.
      LIQUID INSTITUTIONAL RESERVES
      MANAGED HIGH YIELD FUND INC.
      MANAGED HIGH YIELD PLUS FUND INC.
      MITCHELL HUTCHINS LIR MONEY SERIES
      MITCHELL HUTCHINS PORTFOLIOS
      MITCHELL HUTCHINS SERIES TRUST
      PAINEWEBBER AMERICA FUND
      PAINEWEBBER CASHFUND, INC.
      PAINEWEBBER FINANCIAL SERVICES GROWTH FUND INC.
      PAINEWEBBER INDEX TRUST
      PAINEWEBBER INVESTMENT SERIES
      PAINEWEBBER INVESTMENT TRUST

      PAINEWEBBER INVESTMENT TRUST II
      PAINEWEBBER MANAGED ASSETS TRUST
      PAINEWEBBER MANAGED INVESTMENTS TRUST
      PAINEWEBBER MANAGED MUNICIPAL TRUST
      PAINEWEBBER MASTER SERIES, INC.
      PAINEWEBBER MUNICIPAL MONEY MARKET SERIES
      PAINEWEBBER MUNICIPAL SERIES
      PAINEWEBBER MUTUAL FUND TRUST
      PAINEWEBBER OLYMPUS FUND
      PAINEWEBBER RMA MONEY FUND, INC.
      PAINEWEBBER RMA TAX-FREE FUND, INC.
      PAINEWEBBER SECURITIES TRUST
      STRATEGIC GLOBAL INCOME FUND, INC.

      b) Mitchell Hutchins serves as the Registrant's principal underwriter and is a wholly owned subsidiary of PaineWebber. The directors and officers of PaineWebber, their principal business addresses, and their positions and offices with PaineWebber are identified in its Form ADV, as filed with the Securities and Exchange Commission (registration number 801-7163). The directors and officers of Mitchell Hutchins, their principal business addresses and their positions and offices with Mitchell Hutchins are identified in its Form ADV, as filed with the Securities and Exchange Commission (registration number 801-13219). The foregoing information is hereby incorporated herein by reference. The information set forth below is furnished for those directors and officers of PaineWebber or Mitchell Hutchins who also serve as trustees or officers of the Trust.


                                                                 Positions and Offices With Underwriter
       Name              Positions and Offices With Registrant            or Exclusive Dealer
       ----              -------------------------------------            -------------------

Margo N. Alexander*      Trustee and President                   President, Chief Executive Officer and a
                                                                 Director of Mitchell Hutchins and an
                                                                 Executive Vice President and a Director of
                                                                 PaineWebber

Mary C. Farrell**        Trustee                                 Managing Director, Senior Investment
                                                                 Strategist and member of the Investment
                                                                 Policy Committee of PaineWebber

Brian M. Storms*         Trustee                                 President and Chief Operating Officer
                                                                 of Mitchell Hutchins

Kris L. Dorr*            Vice President                          First Vice President and a Portfolio Manager
                                                                 in the Short-Term Strategies Group of
                                                                 Mitchell Hutchins

Elbridge T. Gerry, III*  Vice President                          Senior Vice President and a Portfolio
                                                                 Manager of Mitchell Hutchins

John J. Lee**            Vice President and Assistant            Vice President and a Manager of the Mutual
                         Treasurer                               Fund Finance Department of Mitchell
                                                                 Hutchins

Kevin J. Mahoney**       Vice President and Assistant            First Vice President and a Senior Manager
                         Treasurer                               of the Mutual Fund Finance Department of
                                                                 Mitchell Hutchins

Michael H. Markowitz*    Vice President                          First Vice President and a Portfolio Manager
                                                                 in the Short-Term Strategies Group of
                                                                 Mitchell Hutchins

                                                     C-4

                                                                 Positions and Offices With Underwriter
       Name              Positions and Offices With Registrant            or Exclusive Dealer
       ----              -------------------------------------            -------------------

Dennis McCauley*         Vice President                          Managing Director and Chief Investment
                                                                 Officer - Fixed Income of Mitchell Hutchins

Kevin P. McIntyre*       Vice President                          Vice President and a Portfolio Manager
                                                                 of Mitchell Hutchins

Ann E. Moran**           Vice President and Assistant            Vice President and a Manager of the Mutual
                         Treasurer                               Fund Finance Department of Mitchell Hutchins

Dianne E. O'Donnell**    Vice President and Secretary            Senior Vice President and Deputy General
                                                                 Counsel of Mitchell Hutchins

Emil Polito*             Vice President                          Senior Vice President and Director of
                                                                 Operations and Control of Mitchell Hutchins

Susan Ryan*              Vice President                          Senior Vice President and a Portfolio Manager
                                                                 of Mitchell Hutchins

Victoria E. Schonfeld**  Vice President                          Managing Director and General Counsel of
                                                                 Mitchell Hutchins and a Senior Vice President
                                                                 of PaineWebber

Paul H. Schubert**       Vice President and Treasurer            Senior Vice President and Director of the
                                                                 Mutual Fund Finance Department of
                                                                 Mitchell Hutchins

Barney A. Taglialatela** Vice President and Assistant            Vice President and a Manager of the Mutual
                         Treasurer                               Fund Finance Department of Mitchell Hutchins

Debbie Vermann*          Vice President                          Vice President and a Portfolio Manager of
                                                                 Mitchell Hutchins

Keith A. Weller**        Vice President and Assistant            First Vice President and Associate General
                         Secretary                               Counsel of Mitchell Hutchins


---------------------

*    The business address of this person is 51 West 52nd Street, New York, New York 10019-6114.
**   The business address of this person is 1285 Avenue of the Americas, New York, New York 10019

     c)   None

Item 28.  Location of Accounts and Records
          --------------------------------

          The books and other documents required by paragraphs (b)(4), (c) and
(d) of Rule 31a-1 under the Investment Company Act of 1940 are maintained in the physical possession of Registrant's investment adviser, Mitchell Hutchins, 1285 Avenue of the Americas, New York, New York 10019. All other accounts, books and documents required by Rule 31a-1 are maintained in the physical possession of Registrant's transfer agent and custodian.

Item 29.  Management Services

          Not applicable.

Item 30.  Undertakings

          None.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement under Rule 485(b) of the Securities Act of 1933 and has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, on the 9th day of November, 1999.

                         MITCHELL HUTCHINS LIR MONEY SERIES

                         By:  /s/ Dianne E. O'Donnell
                              ---------------------------------
                              Dianne E. O'Donnell
                              Vice President and Secretary

      Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment has been signed below by the following persons in the capacities and on the dates indicated:

Signature                      Title                        Date
---------                      -----                        ----

/s/ Margo N. Alexander         President and Trustee        November 9, 1999
----------------------------   (Chief Executive Officer)
Margo N. Alexander *

/s/ E. Garrett Bewkes, Jr.     Trustee and Chairman         November 9, 1999
----------------------------   of the Board of Trustees
E. Garrett Bewkes, Jr. *

/s/ Richard Q. Armstrong       Trustee                      November 9, 1999
----------------------------
Richard Q. Armstrong *

/s/ Richard R. Burt            Trustee                      November 9, 1999
----------------------------
Richard R. Burt *

/s/ Mary C. Farrell            Trustee                      November 9, 1999
----------------------------
Mary C. Farrell *

/s/ Meyer Feldberg             Trustee                      November 9, 1999
----------------------------
Meyer Feldberg *

/s/ George W. Gowen            Trustee                      November 9, 1999
----------------------------
George W. Gowen *

/s/ Frederic V. Malek          Trustee                      November 9, 1999
----------------------------
Frederic V. Malek *

/s/ Carl W. Schafer            Trustee                      November 9, 1999
----------------------------
Carl W. Schafer *

/s/ Brian M. Storms            Trustee                      November 9, 1999
----------------------------
Brian M. Storms **

/s/ Paul H. Schubert           Vice President and           November 9, 1999
----------------------------   Treasurer (Chief
Paul H. Schubert               Financial and
                               Accounting Officer)

* Signature affixed by Arthur J. Brown pursuant to powers of attorney dated May 13, 1998 and incorporated by reference from the Initial Registration Statement of Mitchell Hutchins LIR Money Series (formerly Mitchell Hutchins Institutional Series), SEC File 333-52965, filed May 19, 1998.

** Signature affixed by Arthur J. Brown pursuant to power of attorney dated May 14, 1999 and incorporated by reference from Post-Effective Amendment No. 61 to the registration statement of PaineWebber Managed Investments Trust, SEC File 2-91362, filed June 1, 1999.

                       MITCHELL HUTCHINS LIR MONEY SERIES

                                  EXHIBIT INDEX
                                  -------------


Exhibit
Number
------

(1)  (a)  Trust Instrument 1/

     (b)  Amendment to Trust Instrument effective July 28, 1999 2/

(2)  By-Laws 1/

(3) Instruments defining the rights of holders of Registrant's shares of beneficial interest 3/

(4) (a) Investment Advisory and Administration Contract for Mitchell Hutchins LIR Select Money Fund 2/

     (b) Form of Investment Advisory and Administration Contract for LIR Premier Money Market Fund and LIR Premier Tax-Free Money Market Fund (filed herewith)

     (c) Form of Investment Advisory and Administration Contract for LIR Cash Reserves Fund 4/

     (d) Form of Investment Advisory and Administration Contract for LIR Liquid Assets Fund 4/

(5)  (a)  Distribution Contract for Mitchell Hutchins LIR Select Money Fund 2/

     (b) Form of Distribution Contract for LIR Premier Money Market Fund and LIR Premier Tax-Free Money Market Fund (filed herewith)

     (c) Form of Distribution Contract for LIR Cash Reserves Fund and LIR Liquid Assets Fund (filed herewith)

(6)  Bonus, profit sharing or pension plans - none

(7)  (a)  Custodian Agreement for LIR Select Money Fund 2/

     (b) Form of Custodian Agreement for LIR Premier Money Market Fund and LIR Premier Tax-Free Money Market Fund (filed herewith)

     (c) Form of Custodian Contract for LIR Cash Reserves Fund and LIR Liquid Assets Fund (filed herewith)

(8)  (a)  (i)   Form of Transfer Agency Agreement for LIR Select Money Fund 2/

          (ii) Form of Transfer Agency Agreement for LIR Premier Money Market Fund and LIR Premier Tax-Free Money Market Fund (filed herewith)

          (iii) Form of Transfer Agency and Related Services Agreement for LIR Cash Reserves Fund (filed herewith)

          (iv) Form of Transfer Agency and Related Services Agreement for LIR Liquid Assets Fund (filed herewith)

     (b)  Shareholder Service Plan 2/

     (c)  Shareholder Service Agreement 2/

(9)  Opinion and consent of counsel (filed herewith)

(10) Other opinions, appraisals, rulings and consents: Auditors' consent (filed herewith)

(11) Omitted Financial Statements - none

(12) Letter of investment intent 1/

(13) (a) Form of Plan of Distribution pursuant to Rule 12b-1 (filed herewith)

     (b) Form of Plan Agreement for LIR Premier Money Market Fund and LIR Premier Tax-Free Money Market Fund (filed herewith)

(14) and

(27) Financial Data Schedule (not applicable)

(15) Plan Pursuant to Rule 18f-3 1/


------------------

1/ Incorporated by reference from Pre-Effective Amendment No. 1 to the registration statement, SEC File No. 333-52965, filed July 29, 1998.

2/ Incorporated by reference from Post-Effective Amendment No. 3 to the registration statement, SEC File No. 333-52965, filed September 1, 1999.

3/ Incorporated by reference from Articles IV, VI and X of Registrant's Trust Instrument and from Articles VI and IX of Registrant's By-Laws.

4/ Incorporated by reference from Post-Effective Amendment No. 5 to the registration statement, SEC File No. 333-52965, filed October 21, 1999.

                                                                Exhibit No. 4(b)


             FORM OF INVESTMENT ADVISORY AND ADMINISTRATION CONTRACT



      Contract made as of [____________], 2000 between MITCHELL HUTCHINS LIR MONEY SERIES, a Delaware business trust ("Trust"), and MITCHELL HUTCHINS ASSET MANAGEMENT INC. ("Mitchell Hutchins"), a Delaware corporation registered as a broker-dealer under the Securities Exchange Act of 1934, as amended ("1934 Act"), and as an investment adviser under the Investment Advisers Act of 1940, as amended.

      WHEREAS the Trust is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end investment management company, and intends to offer for public sale two distinct series of shares of beneficial interest, LIR Premier Money Market Fund and LIR Premier Tax-Free Money Market Fund, each corresponding to a distinct portfolio; and

      WHEREAS the Trust desires to retain Mitchell Hutchins as investment adviser and administrator to furnish certain administrative, investment advisory and portfolio management services to the Trust with respect to LIR Premier Money Market Fund and LIR Premier Tax-Free Money Market Fund and any other Series to which this Contract may hereafter be made applicable (each a "Series"), and Mitchell Hutchins is willing to furnish such services;

      NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

      1. APPOINTMENT. The Trust hereby appoints Mitchell Hutchins as investment adviser and administrator of the Trust with respect to each Series for the period and on the terms set forth in this Contract. Mitchell Hutchins accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

      2. DUTIES AS INVESTMENT ADVISER.

      (a) Subject to the supervision of the Trust's Board of Trustees ("Board"), Mitchell Hutchins will provide a continuous investment program for each Series, including investment research and management with respect to all securities and investments and cash equivalents in each Series. Mitchell Hutchins will determine from time to time what securities and other investments will be purchased, retained or sold by each Series.

      (b) Mitchell Hutchins agrees that in placing orders with brokers, it will attempt to obtain the best net result in terms of price and execution; provided that, on behalf of any Series, Mitchell Hutchins may, in its discretion, use brokers who provide the Series with research, analysis, advice and similar services to execute portfolio transactions on behalf of the Series, and Mitchell Hutchins, pursuant to Board authorization, may pay to those brokers in return for brokerage and research services a higher commission than may be charged by other brokers, subject to Mitchell Hutchins' determining in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of Mitchell Hutchins to such Series and its other clients and that the total commissions paid by such Series will be reasonable in relation to the benefits to the Series over the long term. In no instance will portfolio securities be purchased from or sold to Mitchell Hutchins, or any affiliated person thereof, except in accordance with the federal securities laws and the rules and regulations thereunder. Whenever Mitchell Hutchins simultaneously places orders to purchase or sell the same security on behalf of a Series and one or more other accounts advised by Mitchell Hutchins, such orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable to each account. The Trust recognizes that in some cases this procedure may adversely affect the results obtained for the Series.

      (c) Mitchell Hutchins will oversee the maintenance of all books and records with respect to the securities transactions of each Series, and will furnish the Board with such periodic and special reports as the Board reasonably may request. In compliance with the requirements of Rule 31a-3 under the 1940 Act, Mitchell Hutchins hereby agrees that all records which it maintains for the Trust are the property of the Trust, agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any records which it maintains for the Trust and which are required to be maintained by Rule 31a-1 under the 1940 Act and further agrees to surrender promptly to the Trust any records which it maintains for the Trust upon request by the Trust.

      (d) Mitchell Hutchins will oversee the computation of the net asset value and the net income of each Series as described in the currently effective registration statement of the Trust under the Securities Act of 1933, as amended, and the 1940 Act and any supplements thereto ("Registration Statement") or as more frequently requested by the Board.

      (e) The Trust hereby authorizes Mitchell Hutchins and any entity or person associated with Mitchell Hutchins which is a member of a national securities exchange to effect any transaction on such exchange for the account of any Series, which transaction is permitted by Section 11(a) of the 1934 Act, and the Trust hereby consents to the retention of compensation by Mitchell Hutchins or any person or entity associated with Mitchell Hutchins.

      3. DUTIES AS ADMINISTRATOR. Mitchell Hutchins will administer the affairs of the Trust with respect to each Series subject to the supervision of the Board and the following understandings:

      (a) Mitchell Hutchins will supervise all aspects of the operations of the Trust and each Series, including oversight of transfer agency, custodial and accounting services, except as hereinafter set forth; provided, however, that nothing herein contained shall be deemed to relieve or deprive the Board of its responsibility for and control of the conduct of the affairs of the Trust and each Series.

      (b) Mitchell Hutchins will provide the Trust and each Series with such corporate, administrative and clerical personnel (including officers of the Trust) and services as are reasonably deemed necessary or advisable by the Board, including the maintenance of certain books and records of the Trust and each Series.

      (c) Mitchell Hutchins will arrange, but not pay, for the periodic preparation, updating, filing and dissemination (as applicable) of the Trust's Registration Statement, proxy material, tax returns and required reports to each

Series' shareholders and the Securities and Exchange Commission and other appropriate federal or state regulatory authorities.

      (d) Mitchell Hutchins will provide the Trust and each Series with, or obtain for it, adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items.

      (e) Mitchell Hutchins will provide the Board on a regular basis with economic and investment analyses and reports and make available to the Board upon request any economic, statistical and investment services normally available to institutional or other customers of Mitchell Hutchins.

      4. FURTHER DUTIES. In all matters relating to the performance of this Contract, Mitchell Hutchins will act in conformity with the Trust Instrument, By-Laws and Registration Statement of the Trust and with the instructions and directions of the Board and will comply with the requirements of the 1940 Act, the rules thereunder, and all other applicable federal and state laws and regulations.

      5. DELEGATION OF MITCHELL HUTCHINS' DUTIES AS INVESTMENT ADVISER AND ADMINISTRATOR. With respect to any or all Series, Mitchell Hutchins may enter into one or more contracts ("Sub-Advisory or Sub-Administration Contract") with a sub-adviser or sub-administrator in which Mitchell Hutchins delegates to such sub-adviser or sub-administrator any or all its duties specified in Paragraphs 2 and 3 of this Contract, provided that each Sub-Advisory or Sub-Administration Contract imposes on the sub-adviser or sub-administrator bound thereby all applicable duties and conditions to which Mitchell Hutchins is subject by Paragraphs 2, 3 and 4 of this Contract, and further provided that each Sub-Advisory or Sub-Administration Contract meets all requirements of the 1940 Act and rules thereunder.

      6. SERVICES NOT EXCLUSIVE. The services furnished by Mitchell Hutchins hereunder are not to be deemed exclusive and Mitchell Hutchins shall be free to furnish similar services to others so long as its services under this Contract are not impaired thereby. Nothing in this Contract shall limit or restrict the right of any director, officer or employee of Mitchell Hutchins, who may also be a Trustee, officer or employee of the Trust, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

      7. EXPENSES.

      (a) During the term of this Contract, each Series will bear all expenses, not specifically assumed by Mitchell Hutchins, incurred in its operations and the offering of its shares.

      (b) Expenses borne by each Series will include but not be limited to the following (or each Series' proportionate share of the following): (i) the cost (including brokerage commissions) of securities purchased or sold by the Series and any losses incurred in connection therewith; (ii) fees payable to and expenses incurred on behalf of the Series by Mitchell Hutchins under this Contract; (iii) expenses of organizing the Trust and the Series; (iv) filing fees and expenses relating to the registration and qualification of the Series' shares and the Trust under federal and/or state securities laws and maintaining such registration and qualifications; (v) fees and salaries payable to the Trust's Trustees and officers who are not interested persons of the Trust or Mitchell Hutchins; (vi) all expenses incurred in connection with the Trustees' services, including travel expenses; (vii) taxes (including any income or franchise taxes) and governmental fees; (viii) costs of any liability, uncollectible items of deposit and other insurance and fidelity bonds; (ix) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Trust or Series for violation of any law; (x) legal, accounting and auditing expenses, including legal fees of special counsel for those Trustees of the Trust who are not interested persons of the Trust;
(xi) charges of custodians, transfer agents and other agents (including any lending agent); (xii) costs of preparing share certificates; (xiii) expenses of setting in type and printing prospectuses and supplements thereto, statements of additional information and supplements thereto, reports and proxy materials for existing shareholders; (xiv) costs of mailing prospectuses and supplements thereto, statements of additional information and supplements thereto, reports and proxy materials to existing shareholders; (xv) any extraordinary expenses (including fees and disbursements of counsel, costs of actions, suits or proceedings to which the Trust is a party and the expenses the Trust may incur as a result of its legal obligation to provide indemnification to its officers, Trustees, agents and shareholders) incurred by the Trust or Series; (xvi) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (xvii) the cost of mailing and tabulating proxies and costs of meetings of shareholders, the Board and any committees thereof; (xviii) the cost of investment company literature and other publications provided by the Trust to its Trustees and officers; (xix) costs of mailing, stationery and communications equipment; (xx) expenses incident to any dividend, withdrawal or redemption options; (xxi) charges and expenses of any outside pricing service used to value portfolio securities; and (xxii) interest on borrowings of the Series.

      (c) The Trust or a Series may pay directly any expenses incurred by it in its normal operations and, if any such payment is consented to by Mitchell Hutchins and acknowledged as otherwise payable by Mitchell Hutchins pursuant to this Contract, the Series may reduce the fee payable to Mitchell Hutchins pursuant to paragraph 8 hereof by such amount. To the extent that such deductions exceed the fee payable to Mitchell Hutchins on any monthly payment date, such excess shall be carried forward and deducted in the same manner from the fee payable on succeeding monthly payment dates.

      (d) Mitchell Hutchins will assume the cost of any compensation for services provided to the Trust received by the officers of the Trust and by those Trustees who are interested persons of the Trust.

      (e) The payment or assumption by Mitchell Hutchins of any expenses of the Trust or a Series that Mitchell Hutchins is not required by this Contract to pay or assume shall not obligate Mitchell Hutchins to pay or assume the same or any similar expense of the Trust or a Series on any subsequent occasion.

      8. COMPENSATION.

      (a) For the services provided and the expenses assumed pursuant to this Contract, with respect to LIR Premier Money Market Fund and LIR Premier Tax-Free Money Market Fund, the Trust will pay to Mitchell Hutchins a fee, computed daily and paid monthly, at an annual rate of 0.20% of each such Series' average daily net assets.

      (b) For the services provided and the expenses assumed pursuant to this Contract with respect to any Series as to which this Contract hereafter is made applicable, the Trust will pay to Mitchell Hutchins from the assets of such Series a fee in an amount to be agreed upon in a written fee agreement ("Fee Agreement") executed by the Trust on behalf of such Series and by Mitchell Hutchins. All such Fee Agreements shall provide that they are subject to all terms and conditions of this Contract.

      (c) The fee shall be computed daily and paid monthly to Mitchell Hutchins on or before the first business day of the next succeeding calendar month.

      (d) If this Contract becomes effective or terminates before the end of any month, the fee for the period from the effective day to the end of the month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs.

      9. LIMITATION OF LIABILITY OF MITCHELL HUTCHINS. Mitchell Hutchins and its delegates, including any Sub-Adviser or Sub-Administrator to any Series or the Trust, shall not be liable for any error of judgment or mistake of law or for any loss suffered by any Series, the Trust or any of its shareholders, in connection with the matters to which this Contract relates, except to the extent that such a loss results from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Contract. Any person, even though also an officer, director, employee, or agent of Mitchell Hutchins, who may be or become an officer, Trustee, employee or agent of the Trust shall be deemed, when rendering services to any Series or the Trust or acting with respect to any business of such Series or the Trust, to be rendering such service to or acting solely for the Series or the Trust and not as an officer, director, employee, or agent or one under the control or direction of Mitchell Hutchins even though paid by it.

      10. DURATION AND TERMINATION.

      (a) This Contract shall become effective upon the date hereabove written provided that, with respect to any Series, this Contract shall not take effect unless it has first been approved (i) by a vote of a majority of those Trustees of the Trust who are not parties to this Contract or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of that Series' outstanding voting securities.

      (b) Unless sooner terminated as provided herein, this Contract shall continue in effect for two years from the above written date. Thereafter, if not terminated, this Contract shall continue automatically for successive periods of twelve months each, provided that such continuance is specifically approved at least annually (i) by a vote of a majority of those Trustees of the Trust who are not parties to this Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and
(ii) by the Board or, with respect to any given Series, by vote of a majority of the outstanding voting securities of such Series.

      (c) Notwithstanding the foregoing, with respect to any Series this Contract may be terminated at any time, without the payment of any penalty, by vote of the board or by a vote of a majority of the outstanding voting securities of such Series on sixty days' written notice to Mitchell Hutchins or by Mitchell Hutchins at any time, without the payment of any penalty, on sixty days' written notice to the Trust. Termination of this Contract with respect to any given Series shall in no way affect the continued validity of this Contract or the performance thereunder with respect to any other Series. This Contract will automatically terminate in the event of its assignment.

      11. LIMITATION OF LIABILITY OF THE TRUSTEES AND SHAREHOLDERS OF THE TRUST. The Trustees of the Trust and the shareholders of any Series shall not be liable for any obligations of any Series or the Trust under this Contract, and Mitchell Hutchins agrees that, in asserting any rights or claims under this Contract, it shall look only to the assets and property of the Trust in settlement of such right or claim, and not to such Trustees or shareholders.

      12. AMENDMENT OF THIS CONTRACT. No provision of this Contract may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Contract as to any given Series shall be effective until approved by vote of a majority of such Series' outstanding voting securities.

      13. GOVERNING LAW. This Contract shall be construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of laws principles thereof, and in accordance with the 1940 Act. To the extent that the applicable laws of the State of Delaware conflict with the applicable provisions of the 1940 Act, the latter shall control.

      14. MISCELLANEOUS. The captions in this Contract are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Contract shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Contract shall not be affected thereby. This Contract shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. As used in this Contract, the terms "majority of the outstanding voting securities", "affiliated person", "interested person", "assignment", "broker", "investment adviser", "national securities exchange", "net assets", "prospectus", "sale", "sell" and "security" shall have the same meaning as such terms have in the 1940 Act and the rules and regulations thereunder, subject to such exemptions as may be granted by the Securities and Exchange Commission. Where the effect of a requirement of the 1940 Act reflected in any provision of this Contract is relaxed by a rule, regulation, order or other action of the Securities and Exchange Commission, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation, order or other action.

      IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers and delivered as of the day and year first above written.


Attest:                       MITCHELL HUTCHINS ASSET MANAGEMENT INC.



--------------------           By__________________________________


Attest:                       MITCHELL HUTCHINS LIR MONEY SERIES



--------------------           By__________________________________

                                                                Exhibit No. 5(b)



                       MITCHELL HUTCHINS LIR MONEY SERIES

                          FORM OF DISTRIBUTION CONTRACT


        CONTRACT made as of ____________, 1999, between MITCHELL HUTCHINS LIR MONEY SERIES, a Delaware business trust ("Trust"), and MITCHELL HUTCHINS ASSET MANAGEMENT INC., a Delaware corporation ("Mitchell Hutchins").

        WHEREAS the Trust is registered under the Investment Company Act of l940, as amended ("l940 Act"), as an open-end management investment company, and has established two distinct series of shares of beneficial interest, which correspond to distinct portfolios and have been designated LIR Premier Money Market Fund and LIR Premier Tax-Free Money Market Fund; and

        WHEREAS the Trust's board of trustees ("Board") has established an unlimited number of shares of beneficial interest of the above-referenced Series (together with shares of any series of the Trust to which this Contract hereafter is made applicable ("Shares"); and

        WHEREAS the Trust has adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act for the Shares ("Plan") and desires to retain Mitchell Hutchins as principal distributor in connection with the offering and sale of the Shares of the above-referenced Series and of such other Series as to which this Contract hereafter is made applicable (each a "Series"); and

        WHEREAS Mitchell Hutchins is willing to act as principal distributor of the Shares of each such Series on the terms and conditions hereinafter set forth;

        NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

        1. APPOINTMENT. The Trust hereby appoints Mitchell Hutchins as its exclusive agent to be the principal distributor to sell and to arrange for the sale of the Shares on the terms and for the period set forth in this Contract. Mitchell Hutchins hereby accepts such appointment and agrees to act hereunder. As used in this Contract, the term "Registration Statement" shall mean the currently effective registration statement of the Trust, and any supplements thereto, under the Securities Act of 1933, as amended ("1933 Act"), and the 1940 Act.

        2.     SERVICES AND DUTIES OF MITCHELL HUTCHINS.

               (a) Mitchell Hutchins agrees to sell Shares on a best efforts basis from time to time during the term of this Contract as agent for the Trust and upon the terms described in the Registration Statement.

               (b) Upon the later of the date of this Contract or the initial offering of the Shares to the public by a Series, Mitchell Hutchins will hold itself available to receive purchase orders, satisfactory to Mitchell Hutchins, for Shares of that Series and will accept such orders on behalf of the Trust as of the time of receipt of such orders and promptly transmit such orders as are accepted to the Trust's transfer agent with respect to the Series. Purchase orders shall be deemed effective at the time and in the manner set forth in the Registration Statement.

               (c) Mitchell Hutchins in its discretion may enter into agreements to sell Shares to such registered and qualified retail dealers, including but not limited to PaineWebber Incorporated ("PaineWebber"), as it may select. In making agreements with such dealers, Mitchell Hutchins shall act only as principal and not as agent for the Trust.

               (d) The offering price of the Shares of each Series shall be the net asset value per Share as next determined by the Trust following receipt of an order at Mitchell Hutchins' principal office. The Trust shall promptly furnish Mitchell Hutchins with a statement of each computation of net asset value.

               (e) Mitchell Hutchins shall not be obligated to sell any certain number of Shares.

               (f) To facilitate redemption of Shares by shareholders directly or through dealers, Mitchell Hutchins is authorized but not required on behalf of the Trust to repurchase Shares presented to it by shareholders and dealers at the price determined in accordance with, and in the manner set forth in, the Registration Statement.

               (g) Mitchell Hutchins or its affiliate shall provide or arrange for the provision of ongoing shareholder services, which include responding to shareholder inquiries, providing shareholders with information on their investments in the Shares and any other services now or hereafter deemed to be appropriate subjects for the payments of "service fees" under Rule 2830 of the Conduct Rules of the National Association of Securities Dealers, Inc. ("NASD") (collectively, "service activities").

               (h) Mitchell Hutchins shall have the right to use any list of shareholders of the Trust or any other list of investors which it obtains in connection with its provision of services under this Contract; provided, however, that Mitchell Hutchins shall not sell or knowingly provide such list or lists to any unaffiliated person.

        3. AUTHORIZATION TO ENTER INTO DEALER AGREEMENTS AND TO DELEGATE DUTIES AS DISTRIBUTOR. With respect to the Shares of any or all Series, Mitchell Hutchins may enter into dealer agreements with PaineWebber or any other registered and qualified dealer with respect to sales of the Shares or the provision of service activities. In a separate contract or as part of any such dealer agreement, Mitchell Hutchins also may delegate to PaineWebber or another registered and qualified dealer ("sub-distributor") any or all of its duties specified in this Contract, provided that such separate contract or exclusive dealer agreement imposes on the sub-distributor bound thereby all applicable duties and conditions to which Mitchell Hutchins is subject under this Contract, and further provided that such separate contract or exclusive dealer agreement meets all requirements of the 1940 Act and rules thereunder.

        4. SERVICES NOT EXCLUSIVE. The services furnished by Mitchell Hutchins hereunder are not to be deemed exclusive and Mitchell Hutchins shall be free to furnish similar services to others so long as its services under this Contract are not impaired thereby. Nothing in this Contract shall limit or restrict the right of any director, officer or employee of Mitchell Hutchins, who may also be a trustee, officer or employee of the Trust, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar or a dissimilar nature.

        5.     COMPENSATION.

               (a) As compensation for its activities under this contract with respect to the distribution of the Shares, Mitchell Hutchins or its affiliate shall receive from the Trust such service and distribution fees at the rate and under the terms and conditions of the Plan adopted by the Trust with respect to the Shares of the Series, as such Plan is amended from time to time, and subject to any further limitations on such fees as the Board may impose.

               (b) Mitchell Hutchins or its affiliate may reallow any or all of the service and distribution fees which it is paid under this Contract to such dealers as Mitchell Hutchins or its affiliate may from time to time determine.

        6. DUTIES OF THE TRUST.

               (a) The Trust reserves the right at any time to withdraw offering Shares of any or all Series by written notice to Mitchell Hutchins at its principal office.

               (b) The Trust  shall  determine  in its sole  discretion  whether certificates  shall be  issued  with  respect  to the  Shares.  If the Trust has determined that certificates shall be issued, the Trust will not cause certificates representing Shares to be issued unless so requested by shareholders. If such request is transmitted by Mitchell Hutchins, the Trust will cause certificates evidencing Shares to be issued in such names and denominations as Mitchell Hutchins shall from time to time direct.

               (c) The Trust shall keep Mitchell Hutchins fully informed of its affairs and shall make available to Mitchell Hutchins copies of all information, financial statements, and other papers which Mitchell Hutchins may reasonably request for use in connection with the distribution of Shares, including, without limitation, certified copies of any financial statements prepared for the Trust by its independent public accountant and such reasonable number of copies of the most current prospectus, statement of additional information, and annual and interim reports of any Series as Mitchell Hutchins may request, and the Trust shall cooperate fully in the efforts of Mitchell Hutchins to sell and arrange for the sale of the Shares of the Series and in the performance of Mitchell Hutchins under this Contract.

               (d) The Trust shall take, from time to time, all necessary action, including payment of the related filing fee, as may be necessary to register the Shares under the 1933 Act to the end that there will be available for sale such number of Shares as Mitchell Hutchins may be expected to sell. The Trust agrees to file, from time to time, such amendments, reports, and other documents as may be necessary in order that there will be no untrue statement of a material fact in the Registration Statement, nor any omission of a material fact which omission would make the statements therein misleading.

               (e) The Trust shall use its best efforts to qualify and maintain the qualification of an appropriate number of Shares of each Series for sale under the securities laws of such states or other jurisdictions as Mitchell Hutchins and the Trust may approve, and, if necessary or appropriate in connection therewith, to qualify and maintain the qualification of the Trust as a broker or dealer in such jurisdictions; provided that the Trust shall not be required to amend its Trust Instrument or By-Laws to comply with the laws of any jurisdiction, to maintain an office in any jurisdiction, to change the terms of the offering of the Shares in any jurisdiction from the terms set forth in its Registration Statement, to qualify as a foreign corporation in any jurisdiction, or to consent to service of process in any jurisdiction other than with respect to claims arising out of the offering of the Shares. Mitchell Hutchins shall furnish such information and other material relating to its affairs and activities as may be required by the Trust in connection with such qualifications.

        7. EXPENSES OF THE TRUST. The Trust shall bear all costs and expenses of registering the Shares with the Securities and Exchange Commission and qualifying the Shares with state and other regulatory bodies, and shall assume expenses related to communications with shareholders of each Series, including
(i) fees and  disbursements  of its counsel and independent  public  accountant;
(ii) the preparation, filing and printing of registration statements and/or prospectuses or statements of additional information required under the federal securities laws; (iii) the preparation and mailing of annual and interim reports, prospectuses, statements of additional information and proxy materials to shareholders; and (iv) the qualifications of Shares for sale and of the Trust as a broker or dealer under the securities laws of such jurisdictions as shall be selected by the Trust and Mitchell Hutchins pursuant to Paragraph 6(e) hereof, and the costs and expenses payable to each such jurisdiction for continuing qualification therein.

        8. EXPENSES OF MITCHELL HUTCHINS. Mitchell Hutchins shall bear all costs and expenses of (i) preparing, printing and distributing any materials not prepared by the Trust and other materials used by Mitchell Hutchins in connection with the sale of Shares under this Contract, including the additional cost of printing copies of prospectuses, statements of additional information, and annual and interim shareholder reports other than copies thereof required for distribution to existing shareholders or for filing with any federal or state securities authorities; (ii) any expenses of advertising incurred by Mitchell Hutchins in connection with such offering; (iii) the expenses of registration or qualification of Mitchell Hutchins as a broker or dealer under federal or state laws and the expenses of continuing such registration or qualification; and (iv) all compensation paid to Mitchell Hutchins' employees and others for selling Shares, and all expenses of Mitchell Hutchins, its employees and others who engage in or support the sale of Shares as may be incurred in connection with their sales efforts. For the purposes of this paragraph 8, references to Mitchell Hutchins shall include any of its delegates.

        9.     INDEMNIFICATION.

               (a) The Trust agrees to indemnify, defend and hold Mitchell Hutchins, its officers and directors, and any person who controls, within the meaning of Section 15 of the 1933 Act, is controlled by, or is under common control with Mitchell Hutchins ("Indemnified Parties"), free and harmless from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which the Indemnified Parties, may incur under the 1933 Act, or under common law or otherwise, arising out of or based upon any alleged untrue statement of a material fact contained in the Registration Statement or arising out of or based upon any alleged omission to state a material fact required to be stated in the Registration Statement or necessary to make the statements therein not misleading, except insofar as such claims, demands, liabilities or expenses arise out of or are based upon any such untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with information furnished in writing by an Indemnified Party to the Trust for use in the Registration Statement; provided, however, that this indemnity agreement shall not inure to the benefit of any person who is also an officer or trustee of the Trust or who controls the Trust within the meaning of Section 15 of the 1933 Act, unless a court of competent jurisdiction shall determine, or it shall have been determined by controlling precedent, that such result would not be against public policy as expressed in the 1933 Act; and further provided, that in no event shall anything contained herein be so construed as to protect an Indemnified Party against any liability to the Trust or to the shareholders of any Series to which and Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations under this Contract. The Trust shall not be liable to an Indemnified Party under this indemnity agreement with respect to any claim made against Indemnified Party unless that Indemnified Party shall have notified the Trust in writing of the claim within a reasonable time after the summons or other first written notification giving information of the nature of the claim shall have been served upon the Indemnified Party (or after the Indemnified Party shall have received notice of service on any designated agent). However, failure to notify the Trust of any claim shall not relieve the Trust from any liability which it may have to an Indemnified Party against whom such action is brought otherwise than on account of this indemnity agreement. The Trust shall be entitled to participate at its own expense in the defense or, if it so elects, to assume the defense of any suit brought to enforce any claims subject to this indemnity agreement. If the Trust elects to assume the defense of any such claim, the defense shall be conducted by counsel chosen by the Trust and satisfactory to indemnified defendants in the suit whose approval shall not be unreasonably withheld. In the event that the Trust elects to assume the defense of any suit and retain counsel, the indemnified defendants shall bear the fees and expenses of any additional counsel retained by them. If the Trust does not elect to assume the defense of a suit, it will reimburse the indemnified defendants for the reasonable fees and expenses of any counsel retained by the indemnified defendants. The Trust agrees to notify Mitchell Hutchins as representative of the Indemnified Parties promptly of the commencement of any litigation or proceedings against it or any of its officers or trustees in connection with the issuance or sale of any of its Shares.

               (b) Mitchell Hutchins agrees to indemnify, defend, and hold the Trust, its officers and trustees and any person who controls the Trust within the meaning of Section 15 of the 1933 Act, free and harmless from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending against such claims, demands or liabilities and any counsel fees incurred in connection therewith) which the Trust, its trustees or officers, or any such controlling person may incur under the 1933 Act or under common law or otherwise arising out of or based upon any alleged untrue statement of a material fact contained in information furnished in writing by Mitchell Hutchins to the Trust for use in the Registration Statement, arising out of or based upon any alleged omission to state a material fact in connection with such information required to be stated in the Registration Statement necessary to make such information not misleading, or arising out of any agreement between Mitchell Hutchins and any retail dealer, or arising out of any supplemental sales literature or advertising used by Mitchell Hutchins in connection with its duties under this Contract. Mitchell Hutchins shall be entitled to participate, at its own expense, in the defense or, if it so elects, to assume the defense of any suit brought to enforce the claim, but if Mitchell Hutchins elects to assume the defense, the defense shall be conducted by counsel chosen by Mitchell Hutchins and satisfactory to the indemnified defendants whose approval shall not be unreasonably withheld. In the event that Mitchell Hutchins elects to assume the defense of any suit and retain counsel, the defendants in the suit shall bear the fees and expenses of any additional counsel retained by them. If Mitchell Hutchins does not elect to assume the defense of any suit, it will reimburse the indemnified defendants in the suit for the reasonable fees and expenses of any counsel retained by them.

        10. LIMITATION OF LIABILITY OF THE TRUSTEES AND SHAREHOLDERS OF THE TRUST. The trustees of the Trust and the shareholders of any Series shall not be liable for any obligations of the Trust or any Series under this Contract, and Mitchell Hutchins agrees that, in asserting any rights or claims under this Contract, it shall look only to the assets and property of the Trust or the particular Series in settlement of such right or claims, and not to such trustees or shareholders.

        11. SERVICES PROVIDED TO THE TRUST BY EMPLOYEES OF MITCHELL HUTCHINS. Any person, even though also an officer, director, employee or agent of Mitchell Hutchins, who may be or become an officer, trustee, employee or agent of the Trust, shall be deemed, when rendering services to the Trust or acting in any business of the Trust, to be rendering such services to or acting solely for the Trust and not as an officer, director, employee or agent or one under the control or direction of Mitchell Hutchins even though paid by Mitchell Hutchins.

        12.    DURATION AND TERMINATION.

               (a) This Contract shall become effective upon the date written above, provided that, with respect to any Series, this Contract shall not take effect unless such action has first been approved by vote of a majority of the Board and by vote of a majority of those trustees of the Trust who are not interested persons of the Trust, and have no direct or indirect financial interest in the operation of the Plan relating to the Series or in any agreements related thereto (all such trustees collectively being referred to herein as the "Independent Trustees"), cast in person at a meeting called for the purpose of voting on such action.

               (b) Unless sooner terminated as provided herein, this Contract shall continue in effect for one year from the above written date. Thereafter, if not terminated, this Contract shall continue automatically for successive periods of twelve months each, provided that such continuance is specifically approved at least annually (i) by a vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board or with respect to any given Series by vote of a majority of the outstanding voting securities of the Shares of such Series.

               (c) Notwithstanding the foregoing, with respect to any Series, this Contract may be terminated at any time, without the payment of any penalty, by vote of the Board, by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities of the Shares of such Series on sixty days' written notice to Mitchell Hutchins or by Mitchell Hutchins at any time, without the payment of any penalty, on sixty days' written notice to the Trust or such Series. This Contract will automatically terminate in the event of its assignment.

               (d) Termination of this Contract with respect to any given Series shall in no way affect the continued validity of this Contract or the performance thereunder with respect to any other Series.

        13. AMENDMENT OF THIS CONTRACT. No provision of this Contract may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

        14. GOVERNING LAW. This Contract shall be construed in accordance with the laws of the State of Delaware and the 1940 Act. To the extent that the applicable laws of the State of Delaware conflict with the applicable provisions of the l940 Act, the latter shall control.

        15. NOTICE. Any notice required or permitted to be given by either party to the other shall be deemed sufficient upon receipt in writing at the other party's principal offices.

        16. MISCELLANEOUS. The captions in this Contract are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Contract shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Contract shall not be affected thereby. This Contract shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. As used in this Contract, the terms "majority of the outstanding voting securities," "interested person" and "assignment" shall have the same meaning as such terms have in the l940 Act.

        IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed by their officers designated as of the day and year first above written.



    ATTEST:                                 MITCHELL HUTCHINS LIR MONEY SERIES



    -------------------------------         By:-------------------------------



    ATTEST:                                 MITCHELL HUTCHINS ASSET
                                            MANAGEMENT INC.



    -------------------------------         By:-------------------------------

                                                                Exhibit No. 5(c)


                       MITCHELL HUTCHINS LIR MONEY SERIES

                          FORM OF DISTRIBUTION CONTRACT


         CONTRACT made as of ____________, 2000 between MITCHELL HUTCHINS LIR MONEY SERIES, a Delaware business trust ("Fund"), and Mitchell Hutchins Asset Management Inc., a Delaware corporation ("Mitchell Hutchins").

         WHEREAS the Fund is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end management investment company and currently has five distinct series of shares of beneficial interest, each of which include corresponds to a distinct portfolio;

         WHEREAS two of these series of shares of beneficial interest have been designated as LIR Cash Reserves Fund and LIR Liquid Assets Fund (each a "Series"); and

         WHEREAS the Fund's board of trustees ("Board") has established an unlimited number of shares of beneficial interest of the above-referenced Series ("Shares"); and

         WHEREAS the Fund desires to retain Mitchell Hutchins as principal distributor in connection with the offering and sale of the Shares of the above-referenced Series and of such other Series as may hereafter be designated by the Board and have Shares established; and

         WHEREAS Mitchell Hutchins is willing to act as principal distributor of the Shares of each such Series on the terms and conditions hereinafter set forth;

         NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

         1. APPOINTMENT. The Fund hereby appoints Mitchell Hutchins as its exclusive agent to be the principal distributor to sell and to arrange for the sale of the Shares on the terms and for the period set forth in this Contract. Mitchell Hutchins hereby accepts such appointment and agrees to act hereunder. It is understood, however, that this appointment does not preclude sales of the Shares directly through the Fund's transfer agent in the manner set forth in the Registration Statement. As used in this Contract, the term "Registration Statement" shall mean the currently effective registration statement of the Fund, and any supplements thereto, under the Securities Act of 1933, as amended ("1933 Act"), and the 1940 Act.

         2.  SERVICES AND DUTIES OF MITCHELL HUTCHINS.

             (a) Mitchell Hutchins agrees to sell the Shares on a best efforts basis from time to time during the term of this Contract as agent for the Fund and upon the terms described in the Registration Statement.

             (b) Upon the later of the date of this Contract or the initial offering of the Shares by a Series, Mitchell Hutchins will hold itself available to receive purchase orders, satisfactory to Mitchell Hutchins, for Shares of that Series and will accept such orders on behalf of the Fund as of the time of receipt of such orders and promptly transmit such orders as are accepted to the Fund's transfer agent. Purchase orders shall be deemed effective at the time and in the manner set forth in the Registration Statement.

             (c) Mitchell Hutchins in its discretion may enter into agreements to sell Shares to such registered and qualified retail dealers as it may select. In making agreements with such dealers, Mitchell Hutchins shall act only as principal and not as agent for the Fund.

             (d) The offering price of the Shares of each Series shall be the net asset value per Share as next determined by the Fund following receipt of an order at Mitchell Hutchins' principal office. The Fund shall promptly furnish Mitchell Hutchins with a statement of each computation of net asset value.

             (e) Mitchell Hutchins shall not be obligated to sell any certain number of Shares.

             (f) To facilitate redemption of Shares by shareholders directly or through dealers, Mitchell Hutchins is authorized but not required on behalf of the Fund to repurchase Shares presented to it by shareholders and dealers at the price determined in accordance with, and in the manner set forth in, the Registration Statement.

             (g) Mitchell Hutchins shall have the right to use any list of shareholders of the Fund or any other list of investors which it obtains in connection with its provision of services under this Contract; provided, however, that Mitchell Hutchins shall not sell or knowingly provide such list or lists to any unaffiliated person.

         3. AUTHORIZATION TO ENTER INTO EXCLUSIVE DEALER CONTRACTS AND TO DELEGATE DUTIES AS DISTRIBUTOR. With respect to the Shares of any or all Series, Mitchell Hutchins may enter into an exclusive dealer agreement with any other registered and qualified dealer with respect to sales of the Shares. In a separate contract or as part of any such exclusive dealer agreement, Mitchell Hutchins also may delegate to another registered and qualified dealer ("sub-distributor") any or all of its duties specified in this Contract, provided that such separate contract or exclusive dealer agreement imposes on the sub-distributor bound thereby all applicable duties and conditions to which Mitchell Hutchins is subject under this Contract, and further provided that such separate contract or exclusive dealer agreement meets all requirements of the 1940 Act and rules thereunder.

         4. SERVICES NOT EXCLUSIVE. The services furnished by Mitchell Hutchins hereunder are not to be deemed exclusive and Mitchell Hutchins shall be free to furnish similar services to others so long as its services under this Contract are not impaired thereby. Nothing in this Contract shall limit or restrict the right of any director, officer or employee of Mitchell Hutchins, who may also be a trustee, officer or employee of the Fund, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar or a dissimilar nature.

         5. COMPENSATION AND REIMBURSEMENT OF DISTRIBUTION EXPENSES. The Fund shall have no obligation to compensate or reimburse Mitchell Hutchins for any services performed by it hereunder.

         6.   DUTIES OF THE FUND.

              (a) The Fund reserves the right at any time to withdraw offering Shares of any or all Series, or any or all class or classes thereof, by written notice to Mitchell Hutchins at its principal office.

              (b) The Fund shall determine in its sole discretion whether certificates shall be issued with respect to the Shares. If the Fund has determined that certificates shall be issued, the Fund will not cause certificates representing Shares to be issued unless so requested by shareholders. If such request is transmitted by Mitchell Hutchins, the Fund will cause certificates evidencing Shares to be issued in such names and denominations as Mitchell Hutchins shall from time to time direct.

              (c) The Fund shall keep Mitchell Hutchins fully informed of its affairs and shall make available to Mitchell Hutchins copies of all information, financial statements, and other papers which Mitchell Hutchins may reasonably request for use in connection with the distribution of Shares, including, without limitation, certified copies of any financial statements prepared for the Fund by its independent public accountant and such reasonable number of copies of the most current prospectus, statement of additional information, and annual and interim reports of any Series as Mitchell Hutchins may request, and the Fund shall cooperate fully in the efforts of Mitchell Hutchins to sell and arrange for the sale of the Shares of the Series and in the performance of Mitchell Hutchins under this Contract.

              (d) The Fund shall take, from time to time, all necessary action, including payment of the related filing fee, as may be necessary to register the Shares under the 1933 Act to the end that there will be available for sale such number of Shares as Mitchell Hutchins may be expected to sell. The Fund agrees to file, from time to time, such amendments, reports, and other documents as may be necessary in order that there will be no untrue statement of a material fact in the Registration Statement, nor any omission of a material fact which omission would make the statements therein misleading.

              (e) The Fund shall use its best efforts to qualify and maintain the qualification of an appropriate number of Shares of each Series for sale under the securities laws of such states or other jurisdictions as Mitchell Hutchins and the Fund may approve, and, if necessary or appropriate in connection therewith, to qualify and maintain the qualification of the Fund as a broker or dealer in such jurisdictions; provided that the Fund shall not be required to amend its Trust Instrument or By-Laws to comply with the laws of any jurisdiction, to maintain an office in any jurisdiction, to change the terms of the offering of the Shares in any jurisdiction from the terms set forth in its Registration Statement, to qualify as a foreign corporation in any jurisdiction, or to consent to service of process in any jurisdiction other than with respect to claims arising out of the offering of the Shares. Mitchell Hutchins shall furnish such information and other material relating to its affairs and activities as may be required by the Fund in connection with such qualifications.

         7. EXPENSES OF THE FUND. The Fund shall bear all costs and expenses of registering the Shares with the Securities and Exchange Commission and qualifying the shares with state and other regulatory bodies, and shall assume expenses related to communications with shareholders of each Series, including
(i) fees and  disbursements  of its counsel and independent  public  accountant;
(ii) the preparation, filing and printing of registration statements and/or prospectuses or statements of additional information required under the federal securities laws; (iii) the preparation and mailing of annual and interim reports, prospectuses, statements of additional information and proxy materials to shareholders; and (iv) the qualifications of Shares for sale and of the Fund as a broker or dealer under the securities laws of such jurisdictions as shall be selected by the Fund and Mitchell Hutchins pursuant to Paragraph 6(e) hereof, and the costs and expenses payable to each such jurisdiction for continuing qualification therein.

         8. EXPENSES OF MITCHELL HUTCHINS. Mitchell Hutchins shall bear all costs and expenses of (i) preparing, printing and distributing any materials not prepared by the Fund and other materials used by Mitchell Hutchins in connection with the sale of Shares under this Contract, including the additional cost of printing copies of prospectuses, statements of additional information, and annual and interim shareholder reports other than copies thereof required for distribution to existing shareholders or for filing with any federal or state securities authorities; (ii) any expenses of advertising incurred by Mitchell Hutchins in connection with such offering; (iii) the expenses of registration or qualification of Mitchell Hutchins as a broker or dealer under federal or state laws and the expenses of continuing such registration or qualification; and (iv) all compensation paid to Mitchell Hutchins' employees and others for selling Shares, and all expenses of Mitchell Hutchins, its employees and others who engage in or support the sale of Shares as may be incurred in connection with their sales efforts.

         9.   INDEMNIFICATION.

              (a) The Fund agrees to indemnify, defend and hold Mitchell Hutchins, its officers and directors, and any person who controls Mitchell
Hutchins within the meaning of Section 15 of the 1933 Act, free and harmless from and against any and all claims, demands, liabilities and expenses
(including the cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which Mitchell Hutchins, its officers, directors or any such controlling person may incur under the 1933 Act, or under common law or otherwise, arising out of or based upon any alleged untrue statement of a material fact contained in the Registration Statement or arising out of or based upon any alleged omission to state a material fact required to be stated in the Registration Statement or necessary to make the statements therein not misleading, except insofar as such claims, demands, liabilities or expenses arise out of or are based upon any such untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with information furnished in writing by Mitchell Hutchins to the Fund for use in the Registration Statement; provided, however, that this indemnity agreement shall not inure to the benefit of any person who is also an officer or trustee of the Fund or who controls the Fund within the meaning of Section 15 of the 1933 Act, unless a court of competent jurisdiction shall determine, or it shall have been determined by controlling precedent, that such result would not be against public policy as expressed in the 1933 Act; and further provided, that in no event shall anything contained herein be so construed as to protect Mitchell Hutchins against any liability to the Fund or to the shareholders of any Series to which Mitchell Hutchins would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations under this Contract. The Fund shall not be liable to Mitchell Hutchins under this indemnity agreement with respect to any claim made against Mitchell Hutchins or any person indemnified unless Mitchell Hutchins or other such person shall have notified the Fund in writing of the claim within a reasonable time after the summons or other first written notification giving information of the nature of the claim shall have been served upon Mitchell Hutchins or such other person (or after Mitchell Hutchins or the person shall have received notice of service on any designated agent). However, failure to notify the Fund of any claim shall not relieve the Fund from any liability which it may have to Mitchell Hutchins or any person against whom such action is brought otherwise than on account of this indemnity agreement. The Fund shall be entitled to participate at its own expense in the defense or, if it so elects, to assume the defense of any suit brought to enforce any claims subject to this indemnity agreement. If the Fund elects to assume the defense of any such claim, the defense shall be conducted by counsel chosen by the Fund and satisfactory to indemnified defendants in the suit whose approval shall not be unreasonably withheld. In the event that the Fund elects to assume the defense of any suit and retain counsel, the indemnified defendants shall bear the fees and expenses of any additional counsel retained by them. If the Fund does not elect to assume the defense of a suit, it will reimburse the indemnified defendants for the reasonable fees and expenses of any counsel retained by the indemnified defendants. The Fund agrees to notify Mitchell Hutchins promptly of the commencement of any litigation or proceedings against it or any of its officers or trustees in connection with the issuance or sale of any of its Shares.

              (b) Mitchell Hutchins agrees to indemnify, defend, and hold the Fund, its officers and trustees, and any person who controls the Fund within the meaning of Section 15 of the 1933 Act, free and harmless from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending against such claims, demands or liabilities and any counsel fees incurred in connection therewith) which the Fund, its trustees or officers, or any such controlling person may incur under the 1933 Act or under common law or otherwise arising out of or based upon any alleged untrue statement of a material fact contained in information furnished in writing by Mitchell Hutchins to the Fund for use in the Registration Statement, arising out of or based upon any alleged omission to state a material fact in connection with such information required to be stated in the Registration Statement necessary to make such information not misleading, or arising out of any agreement between Mitchell Hutchins and any retail dealer, or arising out of any supplemental sales literature or advertising used by Mitchell Hutchins in connection with its duties under this Contract. Mitchell Hutchins shall be entitled to participate, at its own expense, in the defense or, if it so elects, to assume the defense of any suit brought to enforce the claim, but if Mitchell Hutchins elects to assume the defense, the defense shall be conducted by counsel chosen by Mitchell Hutchins and satisfactory to the indemnified defendants whose approval shall not be unreasonably withheld. In the event that Mitchell Hutchins elects to assume the defense of any suit and retain counsel, the defendants in the suit shall bear the fees and expenses of any additional counsel retained by them. If Mitchell Hutchins does not elect to assume the defense of any suit, it will reimburse the indemnified defendants in the suit for the reasonable fees and expenses of any counsel retained by them.

         10. LIMITATION OF LIABILITY OF THE TRUSTEES, OFFICERS AND SHAREHOLDERS OF THE FUND. The trustees and officers of the Fund and the shareholders of any Series shall not be liable for any obligations of the Fund or any Series under this Contract, and Mitchell Hutchins agrees that, in asserting any rights or claims under this Contract, it shall look only to the assets and property of the Fund or the particular Series in settlement of such right or claims, and not to such trustees, officers or shareholders.

         11. SERVICES PROVIDED TO THE FUND BY EMPLOYEES OF MITCHELL HUTCHINS. Any person, even though also an officer, director, employee or agent of Mitchell Hutchins, who may be or become an officer, trustee, employee or agent of the Fund, shall be deemed, when rendering services to the Fund or acting in any business of the Fund, to be rendering such services to or acting solely for the Fund and not as an officer, director, employee or agent or one under the control or direction of Mitchell Hutchins even though paid by Mitchell Hutchins.

         12.  DURATION AND TERMINATION.

              (a) This Contract shall become effective upon the date written above, provided that, with respect to any Series, this Contract shall not take effect with respect to a class of Shares of that Series unless such action has first been approved by vote of a majority of the Board and by vote of a majority of those trustees of the Fund who are not interested persons of the Fund, and have no direct or indirect financial interest in this Contract or in any agreements related thereto (all such Trustees collectively being referred to herein as the "Independent Trustees"), cast in person at a meeting called for the purpose of voting on such action.

              (b) Unless sooner terminated as provided herein, this Contract shall continue in effect for two years from the above written date. Thereafter, if not terminated, this Contract shall continue automatically for successive periods of twelve months each, provided that such continuance is specifically approved at least annually (i) by a vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board or, with respect to a Series or class of Shares thereof, by vote of a majority of the outstanding voting securities of that Series or class.

              (c) Notwithstanding the foregoing, with respect to a Series or class of Shares thereof, this Contract may be terminated at any time, without the payment of any penalty, by vote of the Board, by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities of that Series or class on sixty days' written notice to Mitchell Hutchins or by Mitchell Hutchins at any time, without the payment of any penalty, on sixty days' written notice to the Fund or such Series. This Contract will automatically terminate in the event of its assignment.

              (d) Termination of this Contract with respect to any given Series or class of Shares of a Series shall in no way affect the continued validity of this Contract or the performance thereunder with respect to any other Series or class of Shares.

         13. AMENDMENT OF THIS CONTRACT. No provision of this Contract may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

         14. GOVERNING LAW. This Contract shall be construed in accordance with the laws of the State of Delaware and the 1940 Act. To the extent that the applicable laws of the State of Delaware conflict with the applicable provisions of the l940 Act, the latter shall control.

         15. NOTICE. Any notice required or permitted to be given by either party to the other shall be deemed sufficient upon receipt in writing at the other party's principal offices.

         16. MISCELLANEOUS. The captions in this Contract are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Contract shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Contract shall not be affected thereby. This Contract shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. As used in this Contract, the terms "majority of the outstanding voting securities," "interested person" and "assignment" shall have the same meaning as such terms have in the l940 Act.

         IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed by their officers designated as of the day and year first above written.



ATTEST:                                       MITCHELL HUTCHINS LIR MONEY SERIES



_________________________________________     By:_______________________________
Vice President and Assistant Secretary           Vice President and Secretary


ATTEST:                                       MITCHELL HUTCHINS ASSET MANAGEMENT
                                              INC.


_________________________________________     By:______________________________
Vice President and Secretary                     Vice President

                                                                Exhibit No. 7(b)


                            FORM OF CUSTODY AGREEMENT

        Agreement made as of this ____ day of _______________, 1999, between ___________________________, a _________________ business trust organized and existing under the laws of the State of ________________, having its principal office and place of business at _____________________________________________
(hereinafter called the "Fund"), and THE BANK OF NEW YORK, a New York corporation authorized to do a banking business, having its principal office and place of business at One Wall Street, New York, New York 10286 (hereinafter called the "Custodian" when providing services pursuant to this agreement).

                              W I T N E S S E T H :

that for and in consideration of the mutual promises hereinafter set forth, the Fund and the Custodian agree as follows:

                                   DEFINITIONS

        Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

"Authorized Persons" shall be deemed to include any person, whether or not such person is an officer or employee of the Fund, duly authorized by the Board of Trustees of the Fund to execute any Certificate, instruction, notice or other instrument on behalf of the Fund and listed in the Certificate annexed hereto as Appendix A or such other Certificate as may be received by the Custodian from time to time.

"Book-Entry System" shall mean the Federal Reserve/Treasury book-entry system for United States and federal agency securities, its successor or successors and its nominee or nominees.

"Call Option" shall mean an exchange traded option with respect to Securities other than Stock Index Options, Futures Contracts, and Futures Contract Options entitling the holder, upon timely exercise and payment of the exercise price, as specified therein, to purchase from the writer thereof the specified underlying Securities.

"Certificate" shall mean any notice, instruction, or other instrument in writing, authorized or required by this Agreement to be given to the Custodian which is actually received by the Custodian and signed on behalf of the Fund by any two Authorized Persons, and the term Certificate shall also include Instructions.

"Clearing Member" shall mean a registered broker-dealer which is a clearing member under the rules of O.C.C. and a member of a national securities exchange qualified to act as a custodian for an investment company, or any broker-dealer reasonably believed by the Custodian to be such a clearing member.

"Collateral Account" shall mean a segregated account held hereunder by the Custodian so denominated which is specifically allocated to a Series and pledged to the Custodian as security for, and in consideration of, the Custodian's issuance of (a) any Put Option guarantee letter or similar document described in paragraph 8 of Article V herein, or (b) any receipt described in Article V or VIII herein.

"Composite Currency Unit" shall mean the European Currency Unit or any other composite unit consisting of the aggregate of specified amounts of specified Currencies as such unit may be constituted from time to time.

"Covered Call Option" shall mean an exchange traded Option entitling the holder, upon timely exercise and payment of the exercise price, as specified therein, to purchase from the writer thereof the specified underlying Securities (excluding Futures Contracts) which are owned by the writer thereof and subject to appropriate restrictions.

"Currency" shall mean money denominated in a lawful currency of any country or the European Currency Unit or the Euro.

"Depository" shall mean The Depository Trust Company ("DTC"), Participants Trust Company ("PTC") and any other clearing agency registered with the Securities and Exchange Commission, and their respective nominees. The term "Depository" shall further mean and include any other person authorized to act as a depository under the Investment Company Act of 1940, its successor or successors and its nominee or nominees, specifically identified in a certified copy of a resolution of the Fund's Board of Trustees specifically approving deposits therein by the Custodian.

"Financial Futures Contract" shall mean the firm commitment to buy or sell fixed income securities including, without limitation, U.S. Treasury Bills, U.S. Treasury Notes, U.S. Treasury Bonds, domestic bank certificates of deposit, and Eurodollar certificates of deposit, during a specified month at an agreed upon price.

"Futures Contract" shall mean a Financial Futures Contract and/or Stock Index Futures Contracts. "Futures Contract Option" shall mean an Option with respect to a Futures Contract. "FX Transaction" shall mean any transaction for the purchase by one party of an agreed amount in one Currency against the sale by it to the other party of an agreed amount in another Currency.

"Instructions" shall mean instructions communications transmitted by electronic or telecommunications media including S.W.I.F.T., computer-to-computer interface, dedicated transmission line, facsimile transmission signed by an Authorized Person and tested telex.

"Margin Account" shall mean a segregated account in the name of a broker, dealer, futures commission merchant, or a Clearing Member, or in the name of the Fund for the benefit of a broker, dealer, futures commission merchant, or Clearing Member, or otherwise, in accordance with an agreement between the Fund, the Custodian and a broker, dealer, futures commission merchant or a Clearing Member (a "Margin Account Agreement"), separate and distinct from the custody account, in which certain Securities and/or money of the Fund shall be deposited and withdrawn from time to time in connection with such transactions as the Fund may from time to time determine. Securities held in the Book-Entry System or the Depository shall be deemed to have been deposited in, or withdrawn from, a Margin Account upon the Custodian's effecting an appropriate entry in its books and records.

"Money Market Security" shall be deemed to include, without limitation, certain Reverse Repurchase Agreements, debt obligations issued or guaranteed as to interest and principal by the government of the United States or agencies or instrumentalities thereof, any tax, bond or revenue anticipation note issued by any state or municipal government or public authority, commercial paper, certificates of deposit and bankers' acceptances, repurchase agreements with respect to the same and bank time deposits, where the purchase and sale of such securities normally requires settlement in federal funds on the same day as such purchase or sale.

"O.C.C." shall mean the Options Clearing Corporation, a clearing agency registered under Section 17A of the Securities Exchange Act of 1934, its successor or successors, and its nominee or nominees.

"Option" shall mean a Call Option, Covered Call Option, Stock Index Option and/or a Put Option.

"Oral Instructions" shall mean verbal instructions actually received by the Custodian from an Authorized Person or from a person reasonably believed by the Custodian to be an Authorized Person.

"Put Option" shall mean an exchange traded Option with respect to Securities other than Stock Index Options, Futures Contracts, and Futures Contract Options entitling the holder, upon timely exercise and tender of the specified underlying Securities, to sell such Securities to the writer thereof for the exercise price.

"Reverse Repurchase Agreement" shall mean an agreement pursuant to which the Fund sells Securities and agrees to repurchase such Securities at a described or specified date and price. "Security" shall be deemed to include, without limitation, Money Market Securities, Call Options, Put Options, Stock Index Options, Stock Index Futures Contracts, Stock Index Futures Contract Options, Financial Futures Contracts, Financial Futures Contract Options, Reverse Repurchase Agreements, common stocks and other securities having characteristics similar to common stocks, preferred stocks, debt obligations issued by state or municipal governments and by public authorities, (including, without limitation, general obligation bonds, revenue bonds, industrial bonds and industrial development bonds), bonds, debentures, notes, mortgages or other obligations, and any certificates, receipts, warrants or other instruments representing rights to receive, purchase, sell or subscribe for the same, or evidencing or representing any other rights or interest therein, or any property or assets.

"Senior Security Account" shall mean an account maintained and specifically allocated to a Series under the terms of this Agreement as a segregated account, by recordation or otherwise, within the custody account in which certain

Securities and/or other assets of the Fund specifically allocated to such Series shall be deposited and withdrawn from time to time in accordance with Certificates received by the Custodian in connection with such transactions as the Fund may from time to time determine.

"Series" shall mean the various portfolios, if any, of the Fund listed on Appendix B hereto as amended from time to time.

"Shares" shall mean the shares of beneficial interest of the Fund, each of which is, in the case of a Fund having Series, allocated to a particular Series.

"Stock Index Futures Contract" shall mean a bilateral agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the value of a particular stock index at the close of the last business day of the contract and the price at which the futures contract is originally struck.

"Stock Index Option" shall mean an exchange traded option entitling the holder, upon timely exercise, to receive an amount of cash determined by reference to the difference between the exercise price and the value of the index on the date of exercise.

"UCC" shall mean the Uniform Commercial Code as in effect in the State of New York.

                            APPOINTMENT OF CUSTODIAN

        The Fund hereby constitutes and appoints the Custodian as custodian of the Securities and money at any time owned by the Fund during the period of this Agreement.

        The Custodian hereby accepts appointment as such custodian and agrees to perform the duties thereof as hereinafter set forth.

                         CUSTODY OF CASH AND SECURITIES

        (a) Except as otherwise provided in paragraph 7 of this Article and in
Article VIII, the Fund will deliver or cause to be delivered to the Custodian all Securities and all money owned by it, at any time during the period of this Agreement, and shall specify with respect to such Securities and money the Series to which the same are specifically allocated. The Custodian shall credit all such Securities and money in and to one or more accounts (collectively, the "custody account") for and in the name of each Series, and shall segregate, keep and maintain the custody account for each Series separate and apart. The Custodian will not be responsible for any Securities and money not actually received by it.

        (b) The custody account for each Series shall constitute a "securities account" within the meaning of Section 8-501 of the UCC, and the Custodian agrees that all Securities, Currency and other assets (other than Currency or money) of the Series that are credited to the custody account shall constitute "financial assets," as such term is defined in Section 8-102(a)(9) or the UCC.

Except as specified in the next sentence, the Series to whose custody account such financial assets are to be credited shall have a "security entitlement," as that term is defined in Section 8-102(a)(17) the UCC, with the Custodian with respect to such financial assets. To the extent that any financial assets are registered in the name of, payable to the order of, or specially endorsed to the Fund or Series and have not been endorsed to the Custodian (or if applicable, the Book-Entry System, the Depository, a sub-custodian or one of their respective nominees) or in blank, the Custodian shall hold such financial assets in the custody account as custodian and bailee for and on behalf of such Series in accordance with the terms of this Agreement.

        (c) References in this Agreement to the deposit or maintenance of Securities or other financial assets with or in the Book-Entry System, the Depository or a sub-custodian (including any Foreign Sub-Custodian) refer to the deposit and maintenance of financial assets of the Custodian that correspond to the security entitlements established in favor of the Series and do not alter the obligation of the Custodian, as a securities intermediary for the Fund and its Series, to credit those Securities to the custody account maintained by the Custodian for the appropriate Series pursuant to this Agreement. For purposes of this Agreement, "receipt" or "delivery" of a Security or other financial asset by or to the Custodian includes the acquisition by the Custodian of a security entitlement with respect to such financial asset.

        (d) The Custodian will be entitled to reverse any credits made on the Fund's behalf where such credits have been previously made and money is not finally collected; provided that if such reversal is thirty (30) days or more after the credit was issued, the Custodian will give five (5) days prior notice of such reversal.

        (e) The Fund shall deliver to the Custodian a certified resolution of the Board of Trustees of the Fund, substantially in the form of Exhibit A hereto, approving, authorizing and instructing the Custodian on a continuous and on-going basis to deposit in the Book-Entry System all Securities eligible to be maintained indirectly through it, regardless of the Series to which the same are specifically allocated and to utilize the Book-Entry System to the extent possible in connection with its performance hereunder, including, without limitation, in connection with settlements of purchases and sales of Securities, loans of Securities and deliveries and returns of Securities collateral. Prior to a deposit of Securities specifically allocated to a Series in the Depository, the Fund shall deliver to the Custodian a certified resolution of the Board of Trustees of the Fund, substantially in the form of Exhibit B hereto, approving, authorizing and instructing the Custodian on a continuous and ongoing basis until instructed to the contrary by a Certificate actually received by the Custodian to deposit in the Depository all Securities specifically allocated to such Series eligible for deposit therein, and to utilize the Depository to the extent possible with respect to such Securities in connection with its performance hereunder, including, without limitation, in connection with settlements of purchases and sales of Securities, loans of Securities, and deliveries and returns of Securities collateral. Securities and money maintained indirectly through either the Book-Entry System or the Depository will be represented in accounts of the Custodian with the Book-Entry System or the Depository which include only assets held by the Custodian for customers, including, but not limited to, accounts in which the Custodian acts in a fiduciary or representative capacity and will be specifically allocated on the Custodian's books to the custody account for the applicable Series.

        (f) Prior to the Custodian's accepting, utilizing and acting with respect to Clearing Member confirmations for Options and transactions in Options for a Series as provided in this Agreement, the Custodian shall have received a certified resolution of the Fund's Board of Trustees, substantially in the form of Exhibit C hereto, approving, authorizing and instructing the Custodian on a continuous and on-going basis, until instructed to the contrary by a Certificate actually received by the Custodian, to accept, utilize and act in accordance with such confirmations as provided in this Agreement with respect to such Series. All Securities are to be held or disposed of by the Custodian for, and subject at all times to the instructions of, the Fund pursuant to the terms of this Agreement. The Custodian shall have no power or authority to assign, hypothecate, pledge or otherwise dispose of any Securities except as provided by the terms of this Agreement, and shall have the sole right to release and deliver Securities held pursuant to this Agreement.

        The Custodian shall establish and maintain separate accounts, in the name of each Series, and shall credit to the separate account for each Series all money received by it for the account of the Fund with respect to such Series. Money credited to a separate account for a Series shall be subject to draft, orders, or charges of the Custodian pursuant to this Agreement and shall be disbursed by the Custodian only: as hereinafter provided; pursuant to Certificates setting forth the name and address of the person to whom the payment is to be made, the Series account from which payment is to be made and the purpose for which payment is to be made; or in payment of the fees and in reimbursement of the expenses and liabilities of the Custodian attributable to such Series.

        Promptly after the close of business on each day, the Custodian shall furnish the Fund with confirmations and a summary, on a per Series basis, of all transfers to or from the account of the Fund for a Series, either hereunder or with any co-custodian or sub-custodian appointed in accordance with this Agreement during said day.

        Except as otherwise provided in paragraph 7 of this Article and in
Article VIII, all Securities maintained by the Custodian hereunder, which are issued or issuable only in bearer form, except such Securities as are maintained indirectly through the Book-Entry System or the Depository, shall be held by the Custodian in that form; all other Securities held hereunder may be registered in the name of the Fund, in the name of any duly appointed registered nominee of the Custodian as the Custodian may from time to time determine, or in the name of the Book-Entry System or the Depository or their successor or successors, or their nominee or nominees. The Fund agrees to furnish to the Custodian appropriate instruments to enable the Custodian to hold or deliver in proper form for transfer, or to register in the name of its registered nominee or in the name of the Book-Entry System or the Depository any Securities which it may hold hereunder and which may from time to time be registered in the name of the Fund. The Custodian shall hold all such Securities specifically allocated to a Series which are not held in the Book-Entry System or in the Depository in a separate account in the name of such Series physically segregated at all times from those of any other person or persons.

        Except as otherwise provided in this Agreement and unless otherwise instructed to the contrary by a Certificate, the Custodian by itself, or indirectly through the use of the Book-Entry System or the Depository with respect to Securities maintained hereunder, shall with respect to all Securities held for the Fund hereunder in accordance with preceding paragraph 4: promptly collect all income, dividends and distributions due or payable; promptly give notice to the Fund and promptly present payment and collect the amount payable upon such Securities which are called, but only if either (i) the Custodian receives a written notice of such call, or (ii) notice of such call appears in one or more of the publications listed in Appendix C annexed hereto, which may be amended at any time by the Custodian without the prior notification or consent of the Fund; promptly present for payment and collect the amount payable upon all Securities which mature;

        (d) promptly surrender Securities in temporary form for definitive Securities; promptly execute, as custodian, any necessary declarations or certificates of ownership under the Federal Income Tax Laws or the laws or regulations of any other taxing authority now or hereafter in effect; hold directly, or through the Book-Entry System or the Depository with respect to Securities therein deposited, for the account of a Series, all rights and similar securities issued with respect to any Securities held by the Custodian for such Series hereunder; deliver to the Fund all notices, proxies, proxy soliciting materials, consents and other written information (including, without limitation, notices of tender offers and exchange offers, pendency of calls, maturities of Securities and expiration of rights) relating to Securities held pursuant to this Agreement which are actually received by the Custodian, such proxies and other similar materials to be executed by the registered owner (if Securities are registered otherwise than in the name of the Fund), but without indicating the manner in which proxies or consents are to be voted; and pursuant to Certificates to pay interest, taxes, management fees or operating expenses (including, without limitation thereto, Board of Trustees' fees and expenses, and fees for legal, accounting and auditing services), which Certificates set forth the name and address of the person to whom payment is to be made, state the purpose of such payment and designate the Series for whose account the payment is to be made.

        Upon receipt of a Certificate and not otherwise, the Custodian, directly or through the use of the Book-Entry System or the Depository, shall: promptly execute and deliver to such persons as may be designated in such Certificate proxies, consents, authorizations, and any other instruments whereby the authority of the Fund as owner of any Securities held by the Custodian hereunder for the Series specified in such Certificate may be exercised; promptly deliver any Securities held by the Custodian hereunder for the Series specified in such Certificate in exchange for other Securities or cash issued or paid in connection with the liquidation, reorganization, refinancing, merger, consolidation or recapitalization of any corporation, or the exercise of any right, warrant or conversion privilege and receive and hold hereunder specifically allocated to such Series any cash or other Securities received in exchange; promptly deliver any Securities held by the Custodian hereunder for the Series specified in such Certificate to any protective committee, reorganization committee or other person in connection with the reorganization, refinancing, merger, consolidation, recapitalization or sale of assets of any corporation, and receive and hold hereunder specifically allocated to such Series such certificates of deposit, interim receipts or other instruments or documents as may be issued to it to evidence such delivery; promptly make such transfers or exchanges of the assets of the Series specified in such Certificate, and take such other steps as shall be stated in such Certificate to be for the purpose of effectuating any duly authorized plan of liquidation, reorganization, merger, consolidation or recapitalization of the Fund; and promptly present for payment and collect the amount payable upon Securities not described in preceding paragraph 5(b) of this Article which may be called as specified in the Certificate.

        Notwithstanding any provision elsewhere contained herein, the Custodian shall not be required to obtain possession of any instrument or certificate representing any Futures Contract, any Option, or any Futures Contract Option until after it shall have determined, or shall have received a Certificate from the Fund stating, that any such instruments or certificates are available. The Fund shall deliver to the Custodian such a Certificate no later than the business day preceding the availability of any such instrument or certificate. Prior to such availability, the Custodian shall comply with Section 17(f) of the Investment Company Act of 1940, as amended, in connection with the purchase, sale, settlement, closing-out or writing of Futures Contracts, Options, or Futures Contract Options by making payments or deliveries specified in Certificates received by the Custodian in connection with any such purchase, sale, writing, settlement or closing-out upon its receipt from a broker, dealer, or futures commission merchant of a statement or confirmation reasonably believed by the Custodian to be in the form customarily used by brokers, dealers, or futures commission merchants with respect to such Futures Contracts, Options, or Futures Contract Options, as the case may be, confirming that such Security is held by such broker, dealer or futures commission merchant, in book-entry form or otherwise, in the name of the Custodian (or any nominee of the Custodian) as custodian for the Fund, provided, however, that notwithstanding the foregoing, payments to or deliveries from the Margin Account, and payments with respect to Securities to which a Margin Account relates, shall be made in accordance with the terms and conditions of the Margin Account Agreement. Whenever any such instruments or certificates are available, the Custodian shall, notwithstanding any provision in this Agreement to the contrary, make payment for any Futures Contract, Option, or Futures Contract Option for which such instruments or such certificates are available only against the delivery to the Custodian of such instrument or such certificate, and deliver any Futures Contract, Option or Futures Contract Option for which such instruments or such certificates are available only against receipt by the Custodian of payment therefor. Any such instrument or certificate delivered to the Custodian shall be held by the Custodian hereunder in accordance with, and subject to, the provisions of this Agreement.

                  PURCHASE AND SALE OF INVESTMENTS OF THE FUND
                    OTHER THAN OPTIONS, FUTURES CONTRACTS AND
                            FUTURES CONTRACT OPTIONS

        Promptly after each purchase of Securities by the Fund, other than a purchase of an Option, a Futures Contract, or a Futures Contract Option, the Fund shall deliver to the Custodian (i) with respect to each purchase of Securities which are not Money Market Securities, a Certificate, and (ii) with respect to each purchase of Money Market Securities, a Certificate or Oral Instructions, specifying with respect to each such purchase: (i) the Series to which such Securities are to be specifically allocated; (ii) the name of the issuer and the title of the Securities; (iii) the number of shares or the principal amount purchased and accrued interest, if any; (iv) the date of purchase and settlement; (v) the purchase price per unit; (vi) the total amount payable upon such purchase; (vii) the name of the person from whom or the broker through whom the purchase was made, and the name of the clearing broker, if any; and (viii) the name of the broker to whom payment is to be made. The Custodian shall, upon receipt of Securities purchased by or for the Fund, pay to the broker specified in the Certificate out of the money held for the account of such Series the total amount payable upon such purchase, provided that the same conforms to the total amount payable as set forth in such Certificate or Oral Instructions.

        Promptly after each sale of Securities by the Fund, other than a sale of any Option, Futures Contract, Futures Contract Option, or any Reverse Repurchase Agreement, the Fund shall deliver to the Custodian (i) with respect to each sale of Securities which are not Money Market Securities, a Certificate, and (ii) with respect to each sale of Money Market Securities, a Certificate or Oral Instructions, specifying with respect to each such sale: (i) the Series to which such Securities were specifically allocated; (ii) the name of the issuer and the title of the Security; (iii) the number of shares or principal amount sold, and accrued interest, if any; (iv) the date of sale; (v) the sale price per unit;
(vi) the total amount payable to the Fund upon such sale; (vii) the name of the broker through whom or the person to whom the sale was made, and the name of the clearing broker, if any; and (viii) the name of the broker to whom the Securities are to be delivered. The Custodian shall deliver the Securities specifically allocated to such Series to the broker specified in the Certificate against payment of the total amount payable to the Fund upon such sale, provided that the same conforms to the total amount payable as set forth in such Certificate or Oral Instructions.

                                     OPTIONS

        Promptly after the purchase of any Option by the Fund, the Fund shall deliver to the Custodian a Certificate specifying with respect to each Option purchased: (a) the Series to which such Option is specifically allocated; (b) the type of Option (put or call); (c) the name of the issuer and the title and number of shares subject to such Option or, in the case of a Stock Index Option, the stock index to which such Option relates and the number of Stock Index Options purchased; (d) the expiration date; (e) the exercise price; (f) the dates of purchase and settlement; (g) the total amount payable by the Fund in connection with such purchase; (h) the name of the Clearing Member through whom such Option was purchased; and (i) the name of the broker to whom payment is to be made. The Custodian shall pay, upon receipt of a Clearing Member's statement confirming the purchase of such Option held by such Clearing Member for the account of the Custodian (or any duly appointed and registered nominee of the Custodian) as custodian for the Fund, out of money held for the account of the Series to which such Option is to be specifically allocated, the total amount payable upon such purchase to the Clearing Member through whom the purchase was made, provided that the same conforms to the total amount payable as set forth in such Certificate.

        Promptly after the sale of any Option purchased by the Fund pursuant to paragraph 1 hereof, the Fund shall deliver to the Custodian a Certificate specifying with respect to each such sale: (a) the Series to which such Option was specifically allocated; (b) the type of Option (put or call); (c) the name of the issuer and the title and number of shares subject to such Option or, in the case of a Stock Index Option, the stock index to which such Option relates and the number of Stock Index Options sold; (d) the date of sale; (i) the sale price; (e) the date of settlement; (f) the total amount payable to the Fund upon such sale; and (g) the name of the Clearing Member through whom the sale was made. The Custodian shall consent to the delivery of the Option sold by the Clearing Member which previously supplied the confirmation described in preceding paragraph 1 of this Article with respect to such Option against payment to the Custodian of the total amount payable to the Fund, provided that the same conforms to the total amount payable as set forth in such Certificate.

        Promptly after the exercise by the Fund of any Call Option purchased by the Fund pursuant to paragraph 1 hereof, the Fund shall deliver to the Custodian a Certificate specifying with respect to such Call Option: (a) the Series to which such Call Option was specifically allocated; (b) the name of the issuer and the title and number of shares subject to the Call Option; (c) the expiration date; (d) the date of exercise and settlement; (e) the exercise price per share; (f) the total amount to be paid by the Fund upon such exercise; and
(g) the name of the Clearing Member through whom such Call Option was exercised. The Custodian shall, upon receipt of the Securities underlying the Call Option which was exercised, pay out of the money held for the account of the Series to which such Call Option was specifically allocated the total amount payable to the Clearing Member through whom the Call Option was exercised, provided that the same conforms to the total amount payable as set forth in such Certificate.

        Promptly after the exercise by the Fund of any Put Option purchased by the Fund pursuant to paragraph 1 hereof, the Fund shall deliver to the Custodian a Certificate specifying with respect to such Put Option: (a) the Series to which such Put Option was specifically allocated; (b) the name of the issuer and the title and number of shares subject to the Put Option; (c) the expiration date; (d) the date of exercise and settlement; (e) the exercise price per share;
(f) the total amount to be paid to the Fund upon such exercise; and (g) the name of the Clearing Member through whom such Put Option was exercised. The Custodian shall, upon receipt of the amount payable upon the exercise of the Put Option, deliver or direct the Depository to deliver the Securities specifically allocated to such Series, provided the same conforms to the amount payable to the Fund as set forth in such Certificate.

        Promptly after the exercise by the Fund of any Stock Index Option purchased by the Fund pursuant to paragraph 1 hereof, the Fund shall deliver to the Custodian a Certificate specifying with respect to such Stock Index Option:
(a) the Series to which such Stock Index Option was specifically allocated; (b) the type of Stock Index Option (put or call); (c) the number of Options being exercised; (d) the stock index to which such Option relates; (e) the expiration date; (f) the exercise price; (g) the total amount to be received by the Fund in connection with such exercise; and (h) the Clearing Member from whom such payment is to be received.

        Whenever the Fund writes a Covered Call Option, the Fund shall promptly deliver to the Custodian a Certificate specifying with respect to such Covered Call Option: (a) the Series for which such Covered Call Option was written; (b) the name of the issuer and the title and number of shares for which the Covered Call Option was written and which underlie the same; (c) the expiration date;

(d) the exercise price; (e) the premium to be received by the Fund; (f) the date such Covered Call Option was written; and (g) the name of the Clearing Member through whom the premium is to be received. The Custodian shall deliver or cause to be delivered, in exchange for receipt of the premium specified in the Certificate with respect to such Covered Call Option, such receipts as are required in accordance with the customs prevailing among Clearing Members dealing in Covered Call Options and shall impose, or direct the Depository to impose, upon the underlying Securities specified in the Certificate specifically allocated to such Series such restrictions as may be required by such receipts. Notwithstanding the foregoing, the Custodian has the right, upon prior written notification to the Fund, at any time to refuse to issue any receipts for Securities in the possession of the Custodian and not deposited with the Depository underlying a Covered Call Option.

        Whenever a Covered Call Option written by the Fund and described in the preceding paragraph of this Article is exercised, the Fund shall promptly deliver to the Custodian a Certificate instructing the Custodian to deliver, or to direct the Depository to deliver, the Securities subject to such Covered Call Option and specifying: (a) the Series for which such Covered Call Option was written; (b) the name of the issuer and the title and number of shares subject to the Covered Call Option; (c) the Clearing Member to whom the underlying Securities are to be delivered; and (d) the total amount payable to the Fund upon such delivery. Upon the return and/or cancellation of any receipts delivered pursuant to paragraph 6 of this Article, the Custodian shall deliver, or direct the Depository to deliver, the underlying Securities as specified in the Certificate against payment of the amount to be received as set forth in such Certificate. Whenever the Fund writes a Put Option, the Fund shall promptly deliver to the Custodian a Certificate specifying with respect to such Put
Option: (a) the Series for which such Put Option was written; (b) the name of the issuer and the title and number of shares for which the Put Option is written and which underlie the same; (c) the expiration date; (d) the exercise price; (e) the premium to be received by the Fund; (f) the date such Put Option is written; (g) the name of the Clearing Member through whom the premium is to be received and to whom a Put Option guarantee letter is to be delivered; (h) the amount of cash, and/or the amount and kind of Securities, if any, specifically allocated to such Series to be deposited in the Senior Security Account for such Series; and (i) the amount of cash and/or the amount and kind of Securities specifically allocated to such Series to be deposited into the Collateral Account for such Series. The Custodian shall, after making the deposits into the Collateral Account specified in the Certificate, issue a Put Option guarantee letter substantially in the form utilized by the Custodian on the date hereof, and deliver the same to the Clearing Member specified in the Certificate against receipt of the premium specified in said Certificate. Notwithstanding the foregoing, the Custodian shall be under no obligation to issue any Put Option guarantee letter or similar document if it is unable to make any of the representations contained therein.

        Whenever a Put Option written by the Fund and described in the preceding paragraph is exercised, the Fund shall promptly deliver to the Custodian a Certificate specifying: (a) the Series to which such Put Option was written; (b) the name of the issuer and title and number of shares subject to the Put Option;
(c) the Clearing Member from whom the underlying Securities are to be received;
(d) the total amount payable by the Fund upon such delivery; (e) the amount of cash and/or the amount and kind of Securities specifically allocated to such Series to be withdrawn from the Collateral Account for such Series and (f) the amount of cash and/or the amount and kind of Securities, specifically allocated to such Series, if any, to be withdrawn from the Senior Security Account. Upon the return and/or cancellation of any Put Option guarantee letter or similar document issued by the Custodian in connection with such Put Option, the Custodian shall pay out of the money held for the account of the Series to which such Put Option was specifically allocated the total amount payable to the Clearing Member specified in the Certificate as set forth in such Certificate against delivery of such Securities, and shall make the withdrawals specified in such Certificate.

        Whenever the Fund writes a Stock Index Option, the Fund shall promptly deliver to the Custodian a Certificate specifying with respect to such Stock Index Option: (a) the Series for which such Stock Index Option was written; (b) whether such Stock Index Option is a put or a call; (c) the number of options written; (d) the stock index to which such Option relates; (e) the expiration date; (f) the exercise price; (g) the Clearing Member through whom such Option was written; (h) the premium to be received by the Fund; (i) the amount of cash and/or the amount and kind of Securities, if any, specifically allocated to such Series to be deposited in the Senior Security Account for such Series; (j) the amount of cash and/or the amount and kind of Securities, if any, specifically allocated to such Series to be deposited in the Collateral Account for such Series; and (k) the amount of cash and/or the amount and kind of Securities, if any, specifically allocated to such Series to be deposited in a Margin Account, and the name in which such account is to be or has been established. The Custodian shall, upon receipt of the premium specified in the Certificate, make the deposits, if any, into the Senior Security Account specified in the Certificate, and either (1) deliver such receipts, if any, which the Custodian has specifically agreed to issue, which are in accordance with the customs prevailing among Clearing Members in Stock Index Options and make the deposits into the Collateral Account specified in the Certificate, or (2) make the deposits into the Margin Account specified in the Certificate.

        Whenever a Stock Index Option written by the Fund and described in the preceding paragraph of this Article is exercised, the Fund shall promptly deliver to the Custodian a Certificate specifying with respect to such Stock Index Option: (a) the Series for which such Stock Index Option was written; (b) such information as may be necessary to identify the Stock Index Option being exercised; (c) the Clearing Member through whom such Stock Index Option is being exercised; (d) the total amount payable upon such exercise, and whether such amount is to be paid by or to the Fund; (e) the amount of cash and/or amount and kind of Securities, if any, to be withdrawn from the Margin Account; and (f) the amount of cash and/or amount and kind of Securities, if any, to be withdrawn from the Senior Security Account for such Series; and the amount of cash and/or the amount and kind of Securities, if any, to be withdrawn from the Collateral Account for such Series. Upon the return and/or cancellation of the receipt, if any, delivered pursuant to the preceding paragraph of this Article, the Custodian shall pay out of the money held for the account of the Series to which such Stock Index Option was specifically allocated to the Clearing Member specified in the Certificate the total amount payable, if any, as specified therein.

        Whenever the Fund purchases any Option identical to a previously written Option described in paragraphs, 6, 8 or 10 of this Article in a transaction expressly designated as a "Closing Purchase Transaction" in order to liquidate its position as a writer of an Option, the Fund shall promptly deliver to the Custodian a Certificate specifying with respect to the Option being purchased:
(a) that the transaction is a Closing Purchase Transaction; (b) the Series for which the Option was written; (c) the name of the issuer and the title and number of shares subject to the Option, or, in the case of a Stock Index Option, the stock index to which such Option relates and the number of Options held; (d) the exercise price; (e) the premium to be paid by the Fund; (f) the expiration date; (g) the type of Option (put or call); (h) the date of such purchase; (i) the name of the Clearing Member to whom the premium is to be paid; and (j) the amount of cash and/or the amount and kind of Securities, if any, to be withdrawn from the Collateral Account, a specified Margin Account, or the Senior Security Account for such Series. Upon the Custodian's payment of the premium and the return and/or cancellation of any receipt issued pursuant to paragraphs 6, 8 or 10 of this Article with respect to the Option being liquidated through the Closing Purchase Transaction, the Custodian shall remove, or direct the Depository to remove, the previously imposed restrictions on the Securities underlying the Call Option. Upon the expiration, exercise or consummation of a Closing Purchase Transaction with respect to any Option purchased or written by the Fund and described in this Article, the Custodian shall delete such Option from the statements delivered to the Fund pursuant to paragraph 3 of Article III herein, and upon the return and/or cancellation of any receipts issued by the Custodian, shall make such withdrawals from the Collateral Account, and the Margin Account and/or the Senior Security Account as may be specified in a Certificate received in connection with such expiration, exercise, or consummation.

                                FUTURES CONTRACTS

        Whenever the Fund shall enter into a Futures Contract, the Fund shall deliver to the Custodian a Certificate specifying with respect to such Futures Contract, (or with respect to any number of identical Futures Contract(s)): (a) the Series for which the Futures Contract is being entered; (b) the category of Futures Contract (the name of the underlying stock index or financial instrument); (c) the number of identical Futures Contracts entered into; (d) the delivery or settlement date of the Futures Contract(s); (e) the date the Futures Contract(s) was (were) entered into and the maturity date; (f) whether the Fund is buying (going long) or selling (going short) on such Futures Contract(s); (g) the amount of cash and/or the amount and kind of Securities, if any, to be deposited in the Senior Security Account for such Series; (h) the name of the broker, dealer, or futures commission merchant through whom the Futures Contract was entered into; and (i) the amount of fee or commission, if any, to be paid and the name of the broker, dealer, or futures commission merchant to whom such amount is to be paid. The Custodian shall make the deposits, if any, to the Margin Account in accordance with the terms and conditions of the Margin Account Agreement. The Custodian shall make payment out of the money specifically allocated to such Series of the fee or commission, if any, specified in the Certificate and deposit in the Senior Security Account for such Series the amount of cash and/or the amount and kind of Securities specified in said Certificate.

        (a) Any variation margin payment or similar payment required to be made by the Fund to a broker, dealer, or futures commission merchant with respect to an outstanding Futures Contract, shall be made by the Custodian in accordance with the terms and conditions of the Margin Account Agreement.

        (b) Any variation margin payment or similar payment from a broker, dealer, or futures commission merchant to the Fund with respect to an outstanding Futures Contract, shall be received and dealt with by the Custodian in accordance with the terms and conditions of the Margin Account Agreement.

        Whenever a Futures Contract held by the Custodian hereunder is retained by the Fund until delivery or settlement is made on such Futures Contract, the Fund shall deliver to the Custodian a Certificate specifying: (a) the Futures Contract and the Series to which the same relates; (b) with respect to a Stock Index Futures Contract, the total cash settlement amount to be paid or received, and with respect to a Financial Futures Contract, the Securities and/or amount of cash to be delivered or received; (c) the broker, dealer, or futures commission merchant to or from whom payment or delivery is to be made or received; and (d) the amount of cash and/or Securities to be withdrawn from the Senior Security Account for such Series. The Custodian shall make the payment or delivery specified in the Certificate, and delete such Futures Contract from the statements delivered to the Fund pursuant to paragraph 3 of Article III herein. Whenever the Fund shall enter into a Futures Contract to offset a Futures Contract held by the Custodian hereunder, the Fund shall deliver to the Custodian a Certificate specifying: (a) the items of information required in a Certificate described in paragraph 1 of this Article, and (b) the Futures Contract being offset. The Custodian shall make payment out of the money specifically allocated to such Series of the fee or commission, if any, specified in the Certificate and delete the Futures Contract being offset from the statements delivered to the Fund pursuant to paragraph 3 of Article III herein, and make such withdrawals from the Senior Security Account for such Series as may be specified in such Certificate. The withdrawals, if any, to be made from the Margin Account shall be made by the Custodian in accordance with the terms and conditions of the Margin Account Agreement.

        Notwithstanding any other provision in this Agreement to the contrary, the Custodian shall deliver cash and Securities to a futures commission merchant upon receipt of a Certificate from the Fund specifying: (a) the name of the futures commission merchant; (b) the specific cash and Securities to be delivered; (c) the date of such delivery; and (d) the date of the agreement between the Fund and such futures commission merchant entered pursuant to Rule 17f-6 under the Investment Company Act 1940, as amended. Each delivery of such a Certificate by the Fund shall constitute (x) a representation and warranty by the Fund that the Rule 17f-6 agreement has been duly authorized, executed and delivered by the Fund and the futures commission merchant and complies with Rule 17f-6, and (y) an agreement by the Fund that the Custodian shall not be liable for the acts or omissions of any such futures commission merchant.

                            FUTURES CONTRACT OPTIONS

        Promptly after the purchase of any Futures Contract Option by the Fund, the Fund shall promptly deliver to the Custodian a Certificate specifying with respect to such Futures Contract Option: (i) the Series to which such Option is specifically allocated; (ii) the type of Futures Contract Option (put or call);

(iii) the type of Futures Contract and such other information as may be necessary to identify the Futures Contract underlying the Futures Contract Option purchased; (iv) the expiration date; (v) the exercise price; (vi) the dates of purchase and settlement; (vii) the amount of premium to be paid by the Fund upon such purchase; (viii) the name of the broker or futures commission merchant through whom such option was purchased; and (ix) the name of the broker, or futures commission merchant, to whom payment is to be made. The Custodian shall pay out of the money specifically allocated to such Series, the total amount to be paid upon such purchase to the broker or futures commissions merchant through whom the purchase was made, provided that the same conforms to the amount set forth in such Certificate.

        Promptly after the sale of any Futures Contract Option purchased by the Fund pursuant to paragraph 1 hereof, the Fund shall promptly deliver to the Custodian a Certificate specifying with respect to each such sale: (a) the Series to which such Futures Contract Option was specifically allocated; (i) the type of Futures Contract Option (put or call); (ii) the type of Futures Contract and such other information as may be necessary to identify the Futures Contract underlying the Futures Contract Option; (iii) the date of sale; (iv) the sale price; (v) the date of settlement; (vi) the total amount payable to the Fund upon such sale; and (vii) the name of the broker or futures commission merchant through whom the sale was made. The Custodian shall consent to the cancellation of the Futures Contract Option being closed against payment to the Custodian of the total amount payable to the Fund, provided the same conforms to the total amount payable as set forth in such Certificate.

        Whenever a Futures Contract Option purchased by the Fund pursuant to paragraph 1 is exercised by the Fund, the Fund shall promptly deliver to the Custodian a Certificate specifying: (a) the Series to which such Futures Contract Option was specifically allocated; (b) the particular Futures Contract Option (put or call) being exercised; (c) the type of Futures Contract underlying the Futures Contract Option; (d) the date of exercise; (e) the name of the broker or futures commission merchant through whom the Futures Contract Option is exercised; (f) the net total amount, if any, payable by the Fund; (g) the amount, if any, to be received by the Fund; and (h) the amount of cash and/or the amount and kind of Securities to be deposited in the Senior Security Account for such Series. The Custodian shall make, out of the money and Securities specifically allocated to such Series, the payments, if any, and the deposits, if any, into the Senior Security Account as specified in the Certificate. The deposits, if any, to be made to the Margin Account shall be made by the Custodian in accordance with the terms and conditions of the Margin Account Agreement.

        Whenever the Fund writes a Futures Contract Option, the Fund shall promptly deliver to the Custodian a Certificate specifying with respect to such Futures Contract Option: (a) the Series for which such Futures Contract Option was written; (b) the type of Futures Contract Option (put or call); (c) the type of Futures Contract and such other information as may be necessary to identify the Futures Contract underlying the Futures Contract Option; (d) the expiration date; (e) the exercise price; (f) the premium to be received by the Fund; (g) the name of the broker or futures commission merchant through whom the premium is to be received; and (h) the amount of cash and/or the amount and kind of Securities, if any, to be deposited in the Senior Security Account for such Series. The Custodian shall, upon receipt of the premium specified in the

Certificate, make out of the money and Securities specifically allocated to such Series the deposits into the Senior Security Account, if any, as specified in the Certificate. The deposits, if any, to be made to the Margin Account shall be made by the Custodian in accordance with the terms and conditions of the Margin Account Agreement.

        Whenever a Futures Contract Option written by the Fund which is a call is exercised, the Fund shall promptly deliver to the Custodian a Certificate specifying: (a) the Series to which such Futures Contract Option was specifically allocated; (b) the particular Futures Contract Option exercised;
(c) the type of Futures Contract underlying the Futures Contract Option; (d) the name of the broker or futures commission merchant through whom such Futures Contract Option was exercised; (e) the net total amount, if any, payable to the Fund upon such exercise; (f) the net total amount, if any, payable by the Fund upon such exercise; and (g) the amount of cash and/or the amount and kind of Securities to be deposited in the Senior Security Account for such Series. The Custodian shall, upon its receipt of the net total amount payable to the Fund, if any, specified in such Certificate make the payments, if any, and the deposits, if any, into the Senior Security Account as specified in the Certificate. The deposits, if any, to be made to the Margin Account shall be made by the Custodian in accordance with the terms and conditions of the Margin Account Agreement.

        Whenever a Futures Contract Option which is written by the Fund and which is a put is exercised, the Fund shall promptly deliver to the Custodian a Certificate specifying: (a) the Series to which such Option was specifically allocated; (b) the particular Futures Contract Option exercised; (c) the type of Futures Contract underlying such Futures Contract Option; (d) the name of the broker or futures commission merchant through whom such Futures Contract Option is exercised; (e) the net total amount, if any, payable to the Fund upon such exercise; (f) the net total amount, if any, payable by the Fund upon such exercise; and (g) the amount and kind of Securities and/or cash to be withdrawn from or deposited in, the Senior Security Account for such Series, if any. The Custodian shall, upon its receipt of the net total amount payable to the Fund, if any, specified in the Certificate, make out of the money and Securities specifically allocated to such Series, the payments, if any, and the deposits, if any, into the Senior Security Account as specified in the Certificate. The deposits to and/or withdrawals from the Margin Account, if any, shall be made by the Custodian in accordance with the terms and conditions of the Margin Account Agreement.

        Whenever the Fund purchases any Futures Contract Option identical to a previously written Futures Contract Option described in this Article in order to liquidate its position as a writer of such Futures Contract Option, the Fund shall promptly deliver to the Custodian a Certificate specifying with respect to the Futures Contract Option being purchased: (a) the Series to which such Option is specifically allocated; (b) that the transaction is a closing transaction;
(c) the type of Futures Contract and such other information as may be necessary to identify the Futures Contract underlying the Futures Option Contract; (d) the exercise price; (e) the premium to be paid by the Fund; (f) the expiration date;
(g) the name of the broker or futures commission merchant to whom the premium is to be paid; and (h) the amount of cash and/or the amount and kind of Securities, if any, to be withdrawn from the Senior Security Account for such Series. The Custodian shall effect the withdrawals from the Senior Security Account specified in the Certificate. The withdrawals, if any, to be made from the Margin Account shall be made by the Custodian in accordance with the terms and conditions of the Margin Account Agreement. Upon the expiration, exercise, or consummation of a closing transaction with respect to, any Futures Contract Option written or purchased by the Fund and described in this Article, the Custodian shall (a) delete such Futures Contract Option from the statements delivered to the Fund pursuant to paragraph 3 of Article III herein and, (b) make such withdrawals from and/or in the case of an exercise such deposits into the Senior Security Account as may be specified in a Certificate. The deposits to and/or withdrawals from the Margin Account, if any, shall be made by the Custodian in accordance with the terms and conditions of the Margin Account Agreement. Futures Contracts acquired by the Fund through the exercise of a Futures Contract Option described in this Article shall be subject to Article VI hereof.

        Notwithstanding any other provision in this Agreement to the contrary, the Custodian shall deliver cash and Securities to a futures commission merchant upon receipt of a Certificate from the Fund specifying: (a) the name of the futures commission merchant; (b) the specific cash and Securities to be delivered; (c) the date of such delivery; and (d) the date of the agreement between the Fund and such futures commission merchant entered pursuant to Rule 17f-6 under the Investment Company Act 1940, as amended. Each delivery of such a Certificate by the Fund shall constitute (x) a representation and warranty by the Fund that the Rule 17f-6 agreement has been duly authorized, executed and delivered by the Fund and the futures commission merchant and complies with Rule 17f-6, and (y) an agreement by the Fund that the Custodian shall not be liable for the acts or omissions of any such futures commission merchant.

                                   SHORT SALES

        Promptly after any short sales by any Series of the Fund, the Fund shall promptly deliver to the Custodian a Certificate specifying: (a) the Series for which such short sale was made; (b) the name of the issuer and the title of the Security; (c) the number of shares or principal amount sold, and accrued interest or dividends, if any; (d) the dates of the sale and settlement; (e) the sale price per unit; (f) the total amount credited to the Fund upon such sale, if any, (g) the amount of cash and/or the amount and kind of Securities, if any, which are to be deposited in a Margin Account and the name in which such Margin Account has been or is to be established; (h) the amount of cash and/or the amount and kind of Securities, if any, to be deposited in a Senior Security Account, and (i) the name of the broker through whom such short sale was made. The Custodian shall upon its receipt of a statement from such broker confirming such sale and that the total amount credited to the Fund upon such sale, if any, as specified in the Certificate is held by such broker for the account of the Custodian (or any nominee of the Custodian) as custodian of the Fund, issue a receipt or make the deposits into the Margin Account and the Senior Security Account specified in the Certificate.

        In connection with the closing-out of any short sale, the Fund shall promptly deliver to the Custodian a Certificate specifying with respect to each such closing-out: (a) the Series for which such transaction is being made; (b) the name of the issuer and the title of the Security; (c) the number of shares or the principal amount, and accrued interest or dividends, if any, required to effect such closing-out to be delivered to the broker; (d) the dates of closing-out and settlement; (e) the purchase price per unit; (f) the net total amount payable to the Fund upon such closing-out; (g) the net total amount payable to the broker upon such closing-out; (h) the amount of cash and the amount and kind of Securities to be withdrawn, if any, from the Margin Account;
(i) the amount of cash and/or the amount and kind of Securities, if any, to be withdrawn from the Senior Security Account; and (j) the name of the broker through whom the Fund is effecting such closing-out. The Custodian shall, upon receipt of the net total amount payable to the Fund upon such closing-out, and the return and/or cancellation of the receipts, if any, issued by the Custodian with respect to the short sale being closed-out, pay out of the money held for the account of the Fund to the broker the net total amount payable to the broker, and make the withdrawals from the Margin Account and the Senior Security Account, as the same are specified in the Certificate.

                          REVERSE REPURCHASE AGREEMENTS

        Promptly after the Fund enters a Reverse Repurchase Agreement with respect to Securities and money held by the Custodian hereunder, the Fund shall deliver to the Custodian a Certificate, or in the event such Reverse Repurchase Agreement is a Money Market Security, a Certificate or Oral Instructions specifying: (a) the Series for which the Reverse Repurchase Agreement is entered; (b) the total amount payable to the Fund in connection with such Reverse Repurchase Agreement and specifically allocated to such Series; (c) the broker or dealer through or with whom the Reverse Repurchase Agreement is entered; (d) the amount and kind of Securities to be delivered by the Fund to such broker or dealer; (e) the date of such Reverse Repurchase Agreement; and
(f) the amount of cash and/or the amount and kind of Securities, if any, specifically allocated to such Series to be deposited in a Senior Security Account for such Series in connection with such Reverse Repurchase Agreement. The Custodian shall, upon receipt of the total amount payable to the Fund specified in the Certificate or Oral Instructions make the delivery to the broker or dealer, and the deposits, if any, to the Senior Security Account, specified in such Certificate or Oral Instructions.

        Upon the termination of a Reverse Repurchase Agreement described in preceding paragraph 1 of this Article, the Fund shall promptly deliver a Certificate or, in the event such Reverse Repurchase Agreement is a Money Market Security, a Certificate or Oral Instructions to the Custodian specifying: (a) the Reverse Repurchase Agreement being terminated and the Series for which same was entered; (b) the total amount payable by the Fund in connection with such termination; (c) the amount and kind of Securities to be received by the Fund and specifically allocated to such Series in connection with such termination;
(d) the date of termination; (e) the name of the broker or dealer with or through whom the Reverse Repurchase Agreement is to be terminated; and (f) the amount of cash and/or the amount and kind of Securities to be withdrawn from the Senior Securities Account for such Series. The Custodian shall, upon receipt of the amount and kind of Securities to be received by the Fund specified in the Certificate or Oral Instructions, make the payment to the broker or dealer, and the withdrawals, if any, from the Senior Security Account, specified in such Certificate or Oral Instructions.

                    LOAN OF PORTFOLIO SECURITIES OF THE FUND

        Promptly after each loan of portfolio Securities specifically allocated to a Series held by the Custodian hereunder, the Fund shall deliver or cause to be delivered to the Custodian a Certificate specifying with respect to each such loan: (a) the Series to which the loaned Securities are specifically allocated;
(b) the name of the issuer and the title of the Securities, (c) the number of shares or the principal amount loaned, (d) the date of loan and delivery, (e) the total amount to be delivered to the Custodian against the loan of the Securities, including the amount of cash collateral and the premium, if any, separately identified, and (f) the name of the broker, dealer, or financial institution to which the loan was made. The Custodian shall deliver the Securities thus designated to the broker, dealer or financial institution to which the loan was made upon receipt of the total amount designated as to be delivered against the loan of Securities. The Custodian may accept payment in connection with a delivery otherwise than through the Book-Entry System or Depository only in the form of a certified or bank cashier's check payable to the order of the Fund or the Custodian drawn on New York Clearing House funds and may deliver Securities in accordance with the customs prevailing among dealers in securities.

        Promptly after each termination of the loan of Securities by the Fund, the Fund shall deliver or cause to be delivered to the Custodian a Certificate specifying with respect to each such loan termination and return of Securities:
(a) the Series to which the loaned Securities are specifically allocated; (b) the name of the issuer and the title of the Securities to be returned, (c) the number of shares or the principal amount to be returned, (d) the date of termination, (e) the total amount to be delivered by the Custodian (including the cash collateral for such Securities minus any offsetting credits as described in said Certificate), and (f) the name of the broker, dealer, or financial institution from which the Securities will be returned. The Custodian shall receive all Securities returned from the broker, dealer, or financial institution to which such Securities were loaned and upon receipt thereof shall pay, out of the money held for the account of the Fund, the total amount payable upon such return of Securities as set forth in the Certificate.

                   CONCERNING MARGIN ACCOUNTS, SENIOR SECURITY
                        ACCOUNTS, AND COLLATERAL ACCOUNTS

        The Custodian shall, from time to time, make such deposits to, or withdrawals from, a Senior Security Account as specified in a Certificate received by the Custodian. Such Certificate shall specify the Series for which such deposit or withdrawal is to be made and the amount of cash and/or the amount and kind of Securities specifically allocated to such Series to be deposited in, or withdrawn from, such Senior Security Account for such Series. In the event that the Fund fails to specify in a Certificate the Series, the name of the issuer, the title and the number of shares or the principal amount of any particular Securities to be deposited by the Custodian into, or withdrawn from, a Senior Securities Account, the Custodian shall be under no obligation to make any such deposit or withdrawal and shall so notify the Fund.

        The Custodian shall make deliveries or payments from a Margin Account to the broker, dealer, futures commission merchant or Clearing Member in whose name, or for whose benefit, the account was established as specified in the Margin Account Agreement. Amounts received by the Custodian as payments or distributions with respect to Securities deposited in any Margin Account shall be dealt with in accordance with the terms and conditions of the Margin Account Agreement.

        The Custodian shall have a continuing lien and security interest in and to any property at any time held by the Custodian in any Collateral Account described herein. In accordance with applicable law the Custodian may enforce its lien and realize on any such property whenever the Custodian has made payment or delivery pursuant to any Put Option guarantee letter or similar document or any receipt issued hereunder by the Custodian. In the event the Custodian should realize on any such property net proceeds which are less than the Custodian's obligations under any Put Option guarantee letter or similar document or any receipt, such deficiency shall be a debt owed the Custodian by the Fund within the scope of Article XIV herein.

        On each business day the Custodian shall furnish the Fund with a statement with respect to each Margin Account in which money or Securities are held specifying as of the close of business on the previous business day: (a) the name of the Margin Account; (b) the amount and kind of Securities held therein; and (c) the amount of money held therein. The Custodian shall make available upon request to any broker, dealer, or futures commission merchant specified in the name of a Margin Account a copy of the statement furnished the Fund with respect to such Margin Account.

        Promptly after the close of business on each business day in which cash and/or Securities are maintained in a Collateral Account for any Series, the Custodian shall furnish the Fund with a statement with respect to such Collateral Account specifying the amount of cash and/or the amount and kind of Securities held therein. No later than the close of business next succeeding the delivery to the Fund of such statement, the Fund shall furnish to the Custodian a Certificate specifying the then market value of the Securities described in such statement. In the event such then market value is indicated to be less than the Custodian's obligation with respect to any outstanding Put Option guarantee letter or similar document, the Fund shall promptly specify in a Certificate the additional cash and/or Securities to be deposited in such Collateral Account to eliminate such deficiency.

                      PAYMENT OF DIVIDENDS OR DISTRIBUTIONS

        The Fund shall furnish to the Custodian a copy of the resolution of the Board of Trustees of the Fund, certified by the Secretary or any Assistant Secretary, either (i) setting forth with respect to the Series specified therein the date of the declaration of a dividend or distribution, the date of payment thereof, the record date as of which shareholders entitled to payment shall be determined, the amount payable per Share of such Series to the shareholders of record as of that date and the total amount payable to the Dividend Agent and any sub-dividend agent or co-dividend agent of the Fund on the payment date, or
(ii) authorizing with respect to the Series specified therein the declaration of dividends and distributions on a daily basis and authorizing the Custodian to rely on Oral Instructions or a Certificate setting forth the date of the declaration of such dividend or distribution, the date of payment thereof, the record date as of which shareholders entitled to payment shall be determined, the amount payable per Share of such Series to the shareholders of record as of that date and the total amount payable to the Dividend Agent on the payment date.

        Upon the payment date specified in such resolution, Oral Instructions or Certificate, as the case may be, the Custodian shall pay out of the money held for the account of each Series the total amount payable to the Dividend Agent and any sub-dividend agent or co-dividend agent of the Fund with respect to such Series.

                          SALE AND REDEMPTION OF SHARES

        Whenever the Fund shall sell any Shares, it shall deliver to the Custodian a Certificate duly specifying: the Series, the number of Shares sold, trade date, and price; and the amount of money to be received by the Custodian for the sale of such Shares and specifically allocated to the separate account in the name of such Series. Upon receipt of such money from the Transfer Agent, the Custodian shall credit such money to the separate account in the name of the Series for which such money was received.

        Upon issuance of any Shares of any Series described in the foregoing provisions of this Article, the Custodian shall pay, out of the money held for the account of such Series, all original issue or other taxes required to be paid by the Fund in connection with such issuance upon the receipt of a Certificate specifying the amount to be paid.

        Except as provided hereinafter, whenever the Fund desires the Custodian to make payment out of the money held by the Custodian hereunder in connection with a redemption of any Shares, it shall furnish to the Custodian a Certificate specifying: the number and Series of Shares redeemed; and the amount to be paid for such Shares.

        Upon receipt from the Transfer Agent of an advice setting forth the Series and number of Shares tendered to the Transfer Agent for redemption and that such Shares are in good form for redemption, the Custodian shall make payment to the Transfer Agent out of the money held in the separate account in the name of the Series the total amount specified in the Certificate issued pursuant to the foregoing paragraph 4 of this Article.

        Notwithstanding the above provisions regarding the redemption of any Shares, whenever any Shares are redeemed pursuant to any check redemption privilege which may from time to time be offered by the Fund, the Custodian, unless otherwise instructed by a Certificate, shall, upon receipt of an advice from the Fund or its agent setting forth that the redemption is in good form for redemption in accordance with the check redemption procedure, honor the check presented as part of such check redemption privilege out of the money held in the separate account of the Series of the Shares being redeemed.

                           OVERDRAFTS OR INDEBTEDNESS

        If the Custodian should in its sole discretion advance funds on behalf of any Series which results in an overdraft because the money held by the Custodian in the separate account for such Series shall be insufficient to pay the total amount payable upon a purchase of Securities specifically allocated to such Series, as set forth in a Certificate or Oral Instructions, or which results in an overdraft in the separate account of such Series for some other reason in connection with the services performed by the Custodian pursuant to this Agreement, or for any indebtedness to The Bank of New York under the Fund's Cash Management and Related Services Agreement, such overdraft or indebtedness shall be deemed to be a loan made by the Custodian to the Fund for such Series payable on demand and shall bear interest from the date incurred at a rate per annum (based on a 360-day year for the actual number of days involved) equal to 1/2% over Custodian's prime commercial lending rate in effect from time to time, such rate to be adjusted on the effective date of any change in such prime commercial lending rate but in no event to be less than 6% per annum. To secure any such loan, the Fund hereby agrees that the Custodian shall have a continuing lien, security interest, and security entitlement in and to any property including any investment property or any financial asset specifically allocated to such Series at any time held by it for the benefit of such Series or in which the Fund may have an interest which is then in the Custodian's possession or control or in possession or control of any third party acting in the Custodian's behalf, provided that the amount of such lien shall be limited to property having a value from time to time equal to the amount of the overdraft or indebtedness plus interest thereon. The Fund authorizes the Custodian, in its sole discretion, at any time to charge any such overdraft or indebtedness together with interest due thereon against any balance of account standing to such Series' credit on the Custodian's books. In addition, the Fund hereby covenants that on each Business Day on which either it intends to enter a Reverse Repurchase Agreement and/or otherwise borrow from a third party, or which next succeeds a Business Day on which at the close of business the Fund had outstanding a Reverse Repurchase Agreement or such a borrowing, it shall prior to 9 a.m., New York City time, advise the Custodian, in writing, of each such borrowing, shall specify the Series to which the same relates, and shall not incur any indebtedness not so specified other than from the Custodian.

        If the Fund borrows money for investment or for temporary or emergency purposes using Securities held by the Custodian hereunder as collateral for such borrowings, the Fund shall promptly deliver to the Custodian a Certificate specifying with respect to each such borrowing: (a) the Series to which such borrowing relates; (b) the name of the bank, (c) the amount and terms of the borrowing, which may be set forth by incorporating by reference an attached promissory note, duly endorsed by the Fund, or other loan agreement, (d) the time and date, if known, on which the loan is to be entered into, (e) the date on which the loan becomes due and payable, (f) the total amount payable to the Fund on the borrowing date, (g) the market value of Securities to be delivered as collateral for such loan, including the name of the issuer, the title and the number of shares or the principal amount of any particular Securities, and (h) a statement specifying whether such loan is for investment purposes or for temporary or emergency purposes and that such loan is in conformance with the Investment Company Act of 1940 and the Fund's prospectus. The Custodian shall deliver on the borrowing date specified in a Certificate the specified collateral and the executed promissory note, if any, against delivery by the lending bank of the total amount of the loan payable, provided that the same conforms to the total amount payable as set forth in the Certificate. If so requested by the Fund, the Custodian shall at the Fund's cost and expense enter into a control agreement with the lending bank and the Fund, on such terms as are reasonably acceptable to the Custodian, providing for the lending bank to obtain control of the collateral specified by the Fund. The Custodian may, at the option of the lending bank, keep such collateral in its possession, but such collateral shall be subject to all rights therein given the lending bank by virtue of any promissory note or loan agreement. The Custodian shall deliver such Securities as additional collateral as may be specified in a Certificate to collateralize further any transaction described in this paragraph. The Fund shall cause all Securities released from collateral status to be returned directly to the Custodian, and the Custodian shall receive from time to time such return of collateral as may be tendered to it. In the event that the Fund fails to specify in a Certificate the Series, the name of the issuer, the title and number of shares or the principal amount of any particular Securities to be delivered as collateral by the Custodian, the Custodian shall not be under any obligation to deliver any Securities.

                                  INSTRUCTIONS

        With respect to any software provided by the Custodian to a Fund or its agents in order for the Fund or its agents to transmit Instructions to the Custodian (the "Software"), the Custodian grants to such Fund and its agents a personal, nontransferable and nonexclusive license to use the Software solely for the purpose of transmitting Instructions to, and receiving communications from, the Custodian in connection with its account(s). The Fund shall use the Software solely for its own internal and proper business purposes, and not in the operation of a service bureau, and agrees not to sell, reproduce, lease or otherwise provide, directly or indirectly, the Software or any portion thereof to any third party (other than its agents) without the prior written consent of the Custodian. The Fund acknowledges that the Custodian and its suppliers have title and exclusive proprietary rights to the Software, including any trade secrets or other ideas, concepts, know how, methodologies, or information incorporated therein and the exclusive rights to any copyrights, trademarks and patents (including registrations and applications for registration of either) or statutory or legal protections available with respect thereof. The Fund further acknowledges that all or a part of the Software may be copyrighted or trademarked (or a registration or claim made therefor) by the Custodian or its suppliers. The Fund shall not take any action with respect to the Software inconsistent with the foregoing acknowledgments, nor shall the Fund attempt to decompile, reverse engineer or modify the Software. The Fund may not copy, sell, lease or provide, directly or indirectly, any of the Software or any portion thereof to any other person or entity without the Custodian's prior written consent. The Fund may not remove any statutory copyright notice, or other notice including the software or on any media containing the Software. The Fund shall reproduce any such notice on any reproduction of the Software and shall add statutory copyright notice or other notice to the Software or media upon the Bank's request. Custodian agrees to provide reasonable training, instruction manuals and access to Custodian's "help desk" in connection with the Fund's user support necessary to use of the Software. At the Fund's request, Custodian agrees to permit reasonable testing of the Software by the Fund.

        The Fund shall obtain and maintain at its own cost and expense all equipment and services, including but not limited to communications services, necessary for it to utilize the Software and transmit Instructions to the Custodian. The Custodian shall not be responsible for the reliability, compatibility with the Software or availability of any such equipment or services or the performance or nonperformance by any nonparty to this Custody Agreement.

        The Fund acknowledges that the Software, all data bases made available to the Fund by utilizing the Software (other than data bases relating solely to the assets of the Fund and transactions with respect thereto), and any proprietary data, processes, information and documentation (other than which are or become part of the public domain or are legally required to be made available to the public) (collectively, the "Information"), are the exclusive and confidential property of the Custodian. The Fund shall keep the Information confidential by using the same care and discretion that the Fund uses with respect to its own confidential property and trade secrets and shall neither make nor permit any disclosure (except as provided above) without the prior written consent of the Custodian. Upon termination of this Agreement or the Software license granted hereunder for any reason, the Fund shall return to the Custodian all copies of the Information which are in its possession or under its control or which the Fund distributed to third parties. The provisions of this Article shall not affect the copyright status of any of the Information which may be copyrighted and shall apply to all Information whether or not copyrighted.

        The Custodian reserves the right to modify, at its own expense, the Software from time to time upon reasonable prior notice and the Fund shall install new releases of the Software as the Custodian may direct. The Fund agrees not to modify or attempt to modify the Software without the Custodian's prior written consent. The Fund acknowledges that any modifications to the Software, whether by the Fund or the Custodian and whether with or without the Custodian's consent, shall become the property of the Custodian.

        The Custodian and its manufacturers and suppliers make no warranties or representations of any kind with regard to the Software or the method(s) by which the Fund may transmit Instructions to the Custodian, express or implied, including but not limited to any implied warranties of merchantability or fitness for a particular purpose.

EXPORT RESTRICTIONS. EXPORT OF THE SOFTWARE IS PROHIBITED BY UNITED STATES LAW. THE FUND AGREES THAT IT WILL NOT UNDER ANY CIRCUMSTANCES RESELL, DIVERT, TRANSFER, TRANSSHIP OR OTHERWISE DISPOSE OF THE SOFTWARE (IN ANY FORM) IN OR TO ANY OTHER COUNTRY. IF THE CUSTODIAN DELIVERS THE SOFTWARE TO THE FUND OUTSIDE THE UNITED STATES, THE SOFTWARE WAS EXPORTED FROM THE UNITED STATES IN ACCORDANCE WITH EXPORT ADMINISTRATIVE REGULATIONS. DIVERSION CONTRARY TO U.S. LAWS PROHIBITED. The Fund hereby authorizes Custodian to report its name and address to government agencies to which Custodian is required to provide such information by law.

        Where the method for transmitting Instructions by the Fund involves an automatic systems acknowledgment by the Custodian of its receipt of such Instructions, then in the absence of such acknowledgment the Custodian shall not be liable for any failure to act pursuant to such Instructions, the Fund may not claim that such Instructions were received by the Custodian, and the Fund shall deliver a Certificate by some other means.

        (a) The Fund agrees that where it delivers to the Custodian Instructions hereunder, it shall be the Fund's sole responsibility to ensure that only persons duly authorized by the Fund transmit such Instructions to the Custodian. The Fund will cause all persons transmitting Instructions to the Custodian to treat applicable user and authorization codes, passwords and authentication keys with extreme care, and authorizes the Custodian to act in accordance with and rely upon Instructions received by it pursuant hereto, provided, however, that upon notification from the Fund of a breach in security or errors in the Software, the Custodian will follow such Instructions as the Fund may provide and its authority to act upon Instructions received through the Software shall be revoked until Custodian received a hard copy signed Certificate.

        (b) The Fund hereby represents, acknowledges and agrees that it is fully informed of the protections and risks associated with the various methods of transmitting Instructions to the Custodian.

        The Fund hereby represents, warrants and covenants to the Custodian that this Agreement has been duly approved by a resolution of its Board of Trustees, and that its transmission of Instructions pursuant hereto shall at all times comply with the Investment Company Act. The Fund shall notify the Custodian of any errors, omissions or interruptions in, or delay or unavailability of, its ability to send Instructions as promptly as practicable, and in any event within 24 hours after the earliest of (i) discovery thereof, (ii) the Business Day on which discovery should have occurred through the exercise of reasonable care and
(iii) in the case of any error, the date of actual receipt of the earliest notice which reflects such error, it being agreed that discovery and receipt of notice may only occur on a business day. The Custodian shall promptly advise the Fund whenever the Custodian learns of any errors, omissions or interruption in, or delay or unavailability of, the Fund's ability to send Instructions.

        Custodian will indemnify and hold harmless the Fund with respect to any liability, damages, loss or claim incurred by or brought against Fund by reason any claim or infringement against any patent, copyright, license or other property right arising out or by reason of the Fund's use of the Software in the form provided under this Section. Custodian at its own expense will defend such action or claim brought against Fund to the extent that it is based on a claim that the Software in the form provided by Custodian infringes any patents, copyrights, license or other property right, provided that Custodian is provided with reasonable written notice of such claim, provided that the Fund has not settled, compromised or confessed any such claim without the Custodian's written consent, in which event Custodian shall have no liability or obligation hereunder, and provided Fund cooperates with and assists Custodian in the defense of such claim. Custodian shall have the right to control the defense of all such claims, lawsuits and other proceedings. If, as a result of any claim of infringement against any patent, copyright, license or other property right, Custodian is enjoined from using the Software, or if Custodian believes that the System is likely to become the subject of a claim of infringement, Custodian at its option may in its sole discretion either (a) at its expenses procure the right for the Fund to continue to use the Software, or (b), replace or modify the Software so as to make it non-infringing, or (c) may discontinue the license granted herein upon written notice to Customer.

        The Custodian agrees that it will, on behalf of itself and its affiliates, agents, officers and employees, treat all information relating to transactions affected by the Fund as confidential and not to be disclosed to any person, other than the Fund and its other service providers or as may be disclosed in the examination of any books or records by any person lawfully entitled to examine the same, except as may be authorized by the Fund by way of a Certificate. Notwithstanding the foregoing, Custodian may disclose any such information to its counsel, its regulators, its auditors and to any other person when it is advised by its counsel that it may be liable for a failure to do so.

                DUTIES OF THE CUSTODIAN WITH RESPECT TO PROPERTY
                 OF ANY SERIES HELD OUTSIDE OF THE UNITED STATES

        The Custodian is authorized and instructed to employ, as sub-custodian for each Series' Securities for which the primary market is outside the United States ("Foreign Securities") and other assets, the foreign banking institutions and foreign securities depositories and clearing agencies designated on Schedule I hereto ("Foreign Sub-Custodians"). The Fund may designate any additional foreign sub-custodian with which the Custodian has an agreement for such entity to act as the Custodian's agent, as its sub-custodian and any such additional foreign sub-custodian shall be deemed added to Schedule I. Upon receipt of a Certificate from the Fund, the Custodian shall cease the employment of any one or more Foreign Sub-Custodians for maintaining custody of the Fund's assets and such Foreign Sub-Custodian shall be deemed deleted from Schedule I. Each delivery of a Certificate to the Custodian in connection with a transaction involving the use of a Foreign Sub-Custodian shall constitute a representation and warranty by the Fund that its Board of Trustees, or its third party foreign custody manager as defined in Rule 17f-5 under the Investment Company Act of 1940, as amended, if any, has determined that use of such Foreign Sub-Custodian satisfies the requirements of such Investment Company Act of 1940 and such Rule 17f-5 thereunder.

        The Custodian shall identify on its books as belonging to each Series of the Fund the Foreign Securities of such Series held by each Foreign Sub-Custodian. At the election of the Fund, it shall be entitled to be subrogated to the rights of the Custodian with respect to any claims by the Fund or any Series against a Foreign Sub-Custodian as a consequence of any loss, damage, cost, expense, liability or claim sustained or incurred by the Fund or any Series if and to the extent that the Fund or such Series has not been made whole for any such loss, damage, cost, expense, liability or claim.

        Upon request of the Fund, the Custodian will, consistent with the terms of the applicable Foreign Sub-Custodian agreement, use reasonable efforts to arrange for the independent accountants of the Fund to be afforded access to the books and records of any Foreign Sub-Custodian insofar as such books and records relate to the performance of such Foreign Sub-Custodian under its agreement with the Custodian on behalf of the Fund.

        Until the Fund has entered into a Delegation Agreement with the Custodian pursuant to Rule 17f-5 (as amended on May 15, 1997) under the Investment Company Act of 1940 or similar agreement, the Custodian shall furnish annually to the Fund, as mutually agreed upon, information concerning the Foreign Sub-Custodians employed by the Custodian. Such Information shall be similar in kind and scope to that furnished to the Fund in connection with the Fund's initial approval of such Foreign Sub-Custodian. The Custodian also agrees to use reasonable and diligent efforts to enforce its rights under the relevant Foreign Sub-Custodian Agreement.

        The Custodian shall transmit promptly to the Fund all notices, reports or other written information received pertaining to the Fund's Foreign Securities, including without limitation, notices of corporate action, proxies and proxy solicitation materials.

        Notwithstanding any provision of this Agreement to the contrary, settlement and payment for securities received for the account of any Series and delivery of securities maintained for the account of such Series may be effected in accordance with the customary or established securities trading or securities processing practices and procedures in the jurisdiction or market in which the transaction occurs, including, without limitation, delivery of securities to the purchaser thereof or to a dealer therefor (or an agent for such purchaser or dealer) against a receipt with the expectation of receiving later payment for such securities from such purchaser or dealer.

        Notwithstanding any other provision in this Agreement to the contrary, with respect to any losses or damages arising out of or relating to any actions or omissions of any Foreign Sub-Custodian the sole responsibility and liability of the Custodian shall be to take appropriate action at the Fund's expense to recover such loss or damage from the Foreign Sub-Custodian. It is expressly understood and agreed that the Custodian's sole responsibility and liability shall be limited to amounts so recovered from the Foreign Sub-Custodian.

                                 FX TRANSACTIONS

        Whenever the Fund shall enter into an FX Transaction, the Fund shall promptly deliver to the Custodian a Certificate or Oral Instructions specifying with respect to such FX Transaction: (i) the Series to which such FX Transaction is specifically allocated; (b) the type and amount of Currency to be purchased by the Fund; (c) the type and amount of Currency to be sold by the Fund; (d) the date on which the Currency to be purchased is to be delivered; (e) the date on which the Currency to be sold is to be delivered; and (f) the name of the person from whom or through whom such currencies are to be purchased and sold. Unless otherwise instructed by a Certificate or Oral Instructions, the Custodian shall deliver, or shall instruct a Foreign Sub-Custodian to deliver, the Currency to be sold on the date on which such delivery is to be made, as set forth in the Certificate, and shall receive, or instruct a Foreign Sub-Custodian to receive, the Currency to be purchased on the date as set forth in the Certificate.

        Where the Currency to be sold is to be delivered on the same day as the Currency to be purchased, as specified in the Certificate or Oral Instructions, the Custodian or a Foreign Sub-Custodian may arrange for such deliveries and receipts to be made in accordance with the customs prevailing from time to time among brokers or dealers in Currencies, and such receipt and delivery may not be completed simultaneously. The Fund assumes all responsibility and liability for all credit risks involved in connection with such receipts and deliveries, which responsibility and liability shall continue until the Currency to be received by the Fund has been received in full.

        Any FX Transaction effected by the Custodian in connection with this Agreement may be entered with the Custodian, any office, branch or subsidiary of The Bank of New York Company, Inc., or any Foreign Sub-Custodian acting as principal or otherwise through customary banking channels. The Fund may issue a standing Certificate with respect to FX Transactions but the Custodian may establish rules or limitations concerning any foreign exchange facility made available to the Fund. The Fund shall bear all risks of investing in Securities or holding Currency. Without limiting the foregoing, the Fund shall bear the risks that rules or procedures imposed by a Foreign Sub-Custodian or foreign depositories, exchange controls, asset freezes or other laws, rules, regulations or orders shall prohibit or impose burdens or costs on the transfer to, by or for the account of the Fund of Securities or any cash held outside the Fund's jurisdiction or denominated in Currency other than its home jurisdiction or the conversion of cash from one Currency into another currency. The Custodian shall not be obligated to substitute another Currency for a Currency (including a Currency that is a component of a Composite Currency Unit) whose transferability, convertibility or availability has been affected by such law, regulation, rule or procedure. Neither the Custodian nor any Foreign Sub-Custodian shall be liable to the Fund for any loss resulting from any of the foregoing events.

                            CONCERNING THE CUSTODIAN

        The Custodian shall use reasonable care in the performance of its duties hereunder, and except as hereinafter provided neither the Custodian nor its nominee shall be liable for any loss or damage, including reasonable counsel fees, resulting from its action or omission to act or otherwise, either hereunder or under any Margin Account Agreement, except for any such loss or damage arising out of its own negligence or willful misconduct. In no event shall the Custodian be liable to the Fund or any third party for special, indirect or consequential damages or lost profits or loss of business, arising under or in connection with this Agreement, even if previously informed of the possibility of such damages and regardless of the form of action. The Custodian may, with respect to questions of law arising hereunder or under any Margin Account Agreement, apply for and obtain the advice and opinion of counsel to the Fund (at the Fund's expense), or of its own counsel (at its expense) and shall be fully protected with respect to anything done or omitted by it in good faith in conformity with such advice or opinion. The Custodian shall be liable to the Fund for any loss or damage resulting from the use of the Book-Entry System or any Depository arising by reason of any negligence or willful misconduct on the part of the Custodian or any of its employees or agents.

        Without limiting the generality of the foregoing, the Custodian shall be under no obligation to inquire into, and shall not be liable for: the validity of the issue of any Securities purchased, sold, or written by or for the Fund, the legality of the purchase, sale or writing thereof, or the propriety of the amount paid or received therefor; the legality of the sale or redemption of any Shares, or the propriety of the amount to be received or paid therefor; the legality of the declaration or payment of any dividend by the Fund; the legality of any borrowing by the Fund using Securities as collateral; the legality of any loan of portfolio Securities, nor shall the Custodian be under any duty or obligation to see to it that any cash collateral delivered to it by a broker, dealer, or financial institution or held by it at any time as a result of such loan of portfolio Securities of the Fund is adequate collateral for the Fund against any loss it might sustain as a result of such loan. The Custodian specifically, but not by way of limitation, shall not be under any duty or obligation periodically to check or notify the Fund that the amount of such cash collateral held by it for the Fund is sufficient collateral for the Fund, but such duty or obligation shall be the sole responsibility of the Fund. In addition, the Custodian shall be under no duty or obligation to see that any broker, dealer or financial institution to which portfolio Securities of the Fund are lent pursuant to Article X of this Agreement makes payment to it of any dividends or interest which are payable to or for the account of the Fund during the period of such loan or at the termination of such loan, provided, however, that the Custodian shall promptly notify the Fund in the event that such dividends or interest are not paid and received when due; or the sufficiency or value of any amounts of money and/or Securities held in any Margin Account, Senior Security Account or Collateral Account in connection with transactions by the Fund. In addition, the Custodian shall be under no duty or obligation to see that any broker, dealer, futures commission merchant or Clearing Member makes payment to the Fund of any variation margin payment or similar payment which the Fund may be entitled to receive from such broker, dealer, futures commission merchant or Clearing Member, to see that any payment received by the Custodian from any broker, dealer, futures commission merchant or Clearing Member is the amount the Fund is entitled to receive, or to notify the Fund of the Custodian's receipt or non-receipt of any such payment provided that the Custodian is responsible for verifying its receipt of payment against the amount specified in the Certificates that are to be delivered to it hereunder.

        The Custodian shall not be liable for, or considered to be the Custodian of, any money, whether or not represented by any check, draft, or other instrument for the payment of money, received by it on behalf of the Fund until the Custodian actually receives and collects such money directly or by the final crediting of Custodian's account at the Book-Entry System or the Depository.

        The Custodian shall have no responsibility and shall not be liable for ascertaining or acting upon any calls, conversions, exchange offers, tenders, interest rate changes or similar matters relating to Securities held in the Depository, unless the Custodian shall have actually received timely notice from the Depository. In no event shall the Custodian have any responsibility or liability for the failure of the Depository to collect, or for the late collection or late crediting by the Depository of any amount payable upon Securities deposited in the Depository which may mature or be redeemed, retired, called or otherwise become payable. However, upon receipt of a Certificate from the Fund of an overdue amount on Securities held in the Depository the Custodian shall make a claim against the Depository on behalf of the Fund, except that the Custodian shall not be under any obligation to appear in, prosecute or defend any action, suit or proceeding in respect to any Securities held by the Depository which in its reasonable opinion may involve it in expense or liability, unless indemnity satisfactory to it against all expense and liability be furnished as often as may be required.

        The Custodian shall not be under any duty or obligation to take action to effect collection of any amount due to the Fund from the Transfer Agent of the Fund nor to take any action to effect payment or distribution by the

Transfer Agent of the Fund of any amount paid by the Custodian to the Transfer Agent of the Fund in accordance with this Agreement.

        The Custodian shall not be under any duty or obligation to take action to effect collection of any amount if the Securities upon which such amount is payable are in default, or if payment is refused after due demand or presentation, unless and until (i) it shall be directed to take such action by a Certificate and (ii) it shall be assured to its satisfaction of reimbursement of its costs and expenses in connection with any such action.

        The Custodian may in addition to the employment of Foreign Sub-Custodians pursuant to Article XVI appoint one or more banking institutions as Depository or Depositories, as Sub-Custodian or Sub-Custodians, or as Co-Custodian or Co-Custodians including, but not limited to, banking institutions located in foreign countries, of Securities and money at any time owned by the Fund, upon such terms and conditions as may be approved in a Certificate or contained in an agreement executed by the Custodian, the Fund and the appointed institution. The Custodian agrees that except as any such Certificate or any such agreement may otherwise provide, the terms and conditions shall include the Custodian assuming liability for the negligence, bad faith or willful misconduct of any sub-custodian where such sub-custodian is appointed at the request of the Custodian. The provisions of this paragraph shall not apply to Foreign Sub-Custodians described in Article XVI hereof.

        The Custodian shall not be under any duty or obligation (i) to ascertain whether any Securities at any time delivered to, or held by it or by any Foreign Sub-Custodian, for the account of the Fund and specifically allocated to a Series are such as properly may be held by the Fund or such Series under the provisions of its then current prospectus, or (ii) to ascertain whether any transactions by the Fund, whether or not involving the Custodian, are such transactions as may properly be engaged in by the Fund.

        The Custodian shall be entitled to receive and the Fund agrees to pay to the Custodian all reasonable out-of-pocket expenses and such compensation as may be agreed upon in writing from time to time between the Custodian and the Fund. The Custodian may charge such compensation as is agreed to in writing and any expenses with respect to a Series incurred by the Custodian in the performance of its duties pursuant to such agreement against any money specifically allocated to such Series. Unless and until the Fund instructs the Custodian by a Certificate to apportion any loss, damage, liability or expense among the Series in a specified manner, the Custodian shall also be entitled to charge against any money held by it for the account of a Series such Series' pro rata share (based on such Series, net asset value at the time of the charge to the aggregate net asset value of all Series at that time) of the amount of any loss, damage, liability or expense, including counsel fees, for which it shall be entitled to reimbursement under the provisions of this Agreement. The expenses for which the Custodian shall be entitled to reimbursement hereunder shall include, but are not limited to, the expenses of sub-custodians and foreign branches of the Custodian incurred in settling outside of New York City transactions involving the purchase and sale of Securities of the Fund.

        The Custodian shall be entitled to rely upon any Certificate, notice or other instrument in writing received by the Custodian and reasonably believed by the Custodian to be a Certificate. The Custodian shall be entitled to rely upon any Oral Instructions actually received by the Custodian hereinabove provided for. The Fund agrees to forward to the Custodian a Certificate or facsimile thereof confirming such Oral Instructions in such manner so that such Certificate or facsimile thereof is received by the Custodian, whether by hand delivery, telecopier or other similar device, or otherwise, by the close of business of the same day that such Oral Instructions are given to the Custodian. The Fund agrees that the fact that such confirming instructions are not received, or that contrary instructions are received, by the Custodian shall in no way affect the validity of the transactions or enforceability of the transactions hereby authorized by the Fund. The Fund agrees that the Custodian shall incur no liability to the Fund in acting upon Oral Instructions given to the Custodian hereunder concerning such transactions provided such instructions reasonably appear to have been received from an Authorized Person.

        The Custodian shall be entitled to rely upon any instrument, instruction or notice received by the Custodian and reasonably believed by the Custodian to be given in accordance with the terms and conditions of any Margin Account Agreement. Without limiting the generality of the foregoing, the Custodian shall be under no duty to inquire into, and shall not be liable for, the accuracy of any statements or representations contained in any such instrument or other notice including, without limitation, any specification of any amount to be paid to a broker, dealer, futures commission merchant or Clearing Member.

        The books and records pertaining to the Fund which are in the possession of the Custodian shall be the property of the Fund. Such books and records shall be prepared and maintained as required by the Investment Company Act of 1940, as amended, and other applicable securities laws and rules and regulations. The Fund, or the Fund's authorized representatives, including the Fund's independent accountants shall have access to such books and records during the Custodian's normal business hours. Upon the reasonable request of the Fund, copies of any such books and records shall be provided by the Custodian to the Fund or the Fund's authorized representative, and the Fund shall reimburse the Custodian its reasonable expenses of providing such copies. Upon reasonable request of the Fund, the Custodian shall provide in hard copy or on micro-film, whichever the Custodian elects, any records included in any such delivery which are maintained by the Custodian on a computer disc, or are similarly maintained, and the Fund shall reimburse the Custodian for its reasonable expenses of providing such hard copy or micro-film. The Custodian shall provide the Fund with any report obtained by the Custodian on the system of internal accounting control of the Book-Entry System, the Depository or O.C.C., and with such reports on its own systems of internal accounting control as the Fund may reasonably request from time to time.

        The Fund agrees to indemnify the Custodian against and save the Custodian harmless from all liability, claims, losses and demands whatsoever, including reasonable attorney's fees, howsoever arising or incurred because of or in connection with this Agreement, including the Custodian's payment or non-payment of checks pursuant to paragraph 6 of Article XIII as part of any check redemption privilege program of the Fund, except for any such liability, claim, loss and demand arising out of the Custodian's own negligence or willful misconduct.

        Subject to the foregoing provisions of this Agreement, including, without limitation, those contained in Article XVI and XVII the Custodian may deliver and receive Securities, and receipts with respect to such Securities, and arrange for payments to be made and received by the Custodian in accordance with the customs prevailing from time to time among brokers or dealers in such Securities. When the Custodian is instructed to deliver Securities against payment, delivery of such Securities and receipt of payment therefor may not be completed simultaneously. The Fund assumes all responsibility and liability for all credit risks involved in connection with the Custodian's delivery of Securities pursuant to instructions of the Fund, which responsibility and liability shall continue until final payment in full has been received by the Custodian.

        Upon the occurrence of any event which causes or may cause any loss, damage or expense to the Fund or a Series the Custodian shall exercise its rights and remedies under the related agreement.

        The Custodian shall have no duties or responsibilities whatsoever except such duties and responsibilities as are specifically set forth in this Agreement, and no covenant or obligation shall be implied in this Agreement against the Custodian.

                                   TERMINATION

        Either of the parties hereto may terminate this Agreement by giving to the other party a notice in writing specifying the date of such termination, which shall be not less than ninety (90) days after the date of giving of such notice. In the event such notice is given by the Fund, it shall be accompanied by a copy of a resolution of the Board of Trustees of the Fund, certified by the Secretary or any Assistant Secretary, electing to terminate this Agreement and designating a successor custodian or custodians, each of which shall be a bank or trust company having not less than $2,000,000 aggregate capital, surplus and undivided profits. In the event such notice is given by the Custodian, the Fund shall, on or before the termination date, deliver to the Custodian a copy of a resolution of the Board of Trustees of the Fund, certified by the Secretary or any Assistant Secretary, designating a successor custodian or custodians. In the absence of such designation by the Fund, the Custodian may designate a successor custodian which shall be a bank or trust company having not less than $2,000,000 aggregate capital, surplus and undivided profits. Upon the date set forth in such notice this Agreement shall terminate, and the Custodian shall upon receipt of a notice of acceptance by the successor custodian on that date deliver directly to the successor custodian all Securities and money then owned by the Fund and held by it as Custodian, after deducting all fees, expenses and other amounts for the payment or reimbursement of which it shall then be entitled.

        If a successor custodian is not designated by the Fund or the Custodian in accordance with the preceding paragraph, the Fund shall upon the date specified in the notice of termination of this Agreement and upon the delivery by the Custodian of all Securities (other than Securities held in the Book-Entry System which cannot be delivered to the Fund) and money then owned by the Fund be deemed to be its own custodian and the Custodian shall thereby be relieved of all duties and responsibilities pursuant to this Agreement, other than the duty with respect to Securities held in the Book-Entry System which cannot be delivered to the Fund to hold such Securities hereunder in accordance with this Agreement.

        Notwithstanding the foregoing, the Fund may terminate this Agreement upon the date specified in a written notice in the event of the "Bankruptcy" of The Bank of New York. As used in this sub-paragraph, the term "Bankruptcy" shall mean The Bank of New York's making a general assignment, arrangement or composition with or for the benefit of its creditors, or instituting or having instituted against it a proceeding seeking a judgment of insolvency or bankruptcy or the entry of an order for relief under any applicable bankruptcy law or any relief under any bankruptcy or insolvency law or other similar law affecting creditors rights, or if a petition is presented for the winding up or liquidation of the party or the resolution is passed for its winding up or liquidation, or it seeks, or becomes subject to, the appointment of an administrator, receiver, trustee, custodian or other similar official for it or for all or substantially all of its assets or its taking any action in furtherance of, or indicating its consent to approval of, or acquiescence in any of the foregoing.

                                  MISCELLANEOUS

        Annexed hereto as Appendix A is a Certificate signed by two of the present Authorized Persons of the Fund under its seal, setting forth the names and the signatures of the present Authorized Persons. The Fund agrees to furnish to the Custodian a new Certificate in similar form in the event that any such present Authorized Person ceases to be an Authorized Person or in the event that other or additional Authorized Persons are elected or appointed. Until such new Certificate shall be received, the Custodian shall be fully protected in acting under the provisions of this Agreement upon Oral Instructions or signatures of the Authorized Persons as set forth in the last delivered Certificate.

        Any notice or other instrument in writing, authorized or required by this Agreement to be given to the Custodian, shall be sufficiently given if addressed to the Custodian and mailed or delivered to it at its offices at 90 Washington Street, New York, New York 10286, or at such other place as the Custodian may from time to time designate in writing.

        Any notice or other instrument in writing, authorized or required by this Agreement to be given to the Fund shall be sufficiently given if addressed to the Fund and mailed or delivered to it at its office at the address for the Fund first above written, or at such other place as the Fund may from time to time designate in writing.

        This Agreement may not be amended or modified in any manner except by a written agreement executed by both parties with the same formality as this Agreement and approved by a resolution of the Board of Trustees of the Fund.

        This Agreement shall extend to and shall be binding upon the parties hereto, and their respective successors and assigns; provided, however, that this Agreement shall not be assignable by the Fund without the written consent of the Custodian, or by the Custodian without the written consent of the Fund, authorized or approved by a resolution of the Fund's Board of Trustees. This

Agreement and any account established thereunder shall be construed in accordance with the laws of the State of New York without giving effect to conflict of laws principles thereof. Each party hereby consents to the jurisdiction of a state or federal court situated in New York City, New York in connection with any dispute arising hereunder and hereby waives its right to trial by jury.

        This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument. A copy of the Trust Instrument of the Fund is on file with the Secretary of the State of __________________, and notice is hereby given that this instrument is executed on behalf of the Board of Trustees of the Fund as Trustees and not individually and that the obligations of this instrument are not binding upon any of the Trustees or shareholders individually but are binding only upon the assets and property of the Fund.

        With respect to any obligation of the Fund, on behalf of any Series, arising out of this Agreement, the Custodian shall look for payment or satisfaction of such obligation solely to the assets and property of the Series to which such obligation relates as though the Series had separately contracted with the Custodian by separate written instrument with respect to each Series.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers, thereunto duly authorized and their respective seals to be hereunto affixed, as of the day and year first above written.

By:
Name:
Title:
[SEAL]
Attest:

THE BANK OF NEW YORK
[SEAL]
By:
Name:  Stephen E. Grunston
Title:  Vice President
Attest:

APPENDIX B
SERIES
---------------------------------

APPENDIX C
I, Richard A. Yacovone, a Vice President with THE BANK OF NEW YORK do hereby designate the following publications:
The Bond Buyer
Depository Trust Company Notices
Financial Daily Card Service
JJ Kenney Municipal Bond Service
London Financial Times
New York Times
Standard & Poor's Called Bond Record
Wall Street Journal

EXHIBIT D
The undersigned, , hereby certifies that he or she is the duly elected and acting of ____________________, a _______________________ business trust (the
"Fund"), further certifies that the following resolutions were adopted by the Board of Trustees of the Fund at a meeting duly held on , 1999, at which a quorum was at all times present and that such resolutions have not been modified or rescinded and are in full force and effect as of the date hereof.

RESOLVED, that The Bank of New York, as Custodian pursuant to the Custody Agreement between The Bank of New York and the Fund dated as of , 1999 (the "Custody Agreement") is authorized and instructed on a continuous and ongoing basis to act in accordance with, and to rely on Instructions (as defined in the Custody Agreement).

RESOLVED, that the Fund shall establish access codes and grant use of such access codes only to Authorized Persons of the Fund as defined in the Custody Agreement, shall establish internal safekeeping procedures to safeguard and protect the confidentiality and availability of user and access codes, passwords and authentication keys, and shall use Instructions only in a manner that does not contravene the Investment Company Act of 1940, as amended, or the rules and regulations thereunder.

IN WITNESS WHEREOF, I have hereunto set my hand and the seal of _______________________________________, as of the day of , 1999.

[SEAL]

                                                               Exhibit No. 7(c)

                           FORM OF CUSTODIAN CONTRACT
                           --------------------------


      This Contract between Mitchell Hutchins LIR Money Series, a business trust organized and existing under the laws of the State of Delaware, having its principal place of business at 1285 Avenue of the Americas, New York, New York 10019 hereinafter called the "Fund", and State Street Bank and Trust Company, a Massachusetts trust company, having its principal place of business at 225 Franklin Street, Boston, Massachusetts, 02110, hereinafter called the "Custodian",

                                   WITNESSETH:

      WHEREAS, the Fund is authorized to issue shares in separate series, with each such series representing interests in a separate portfolio of securities and other assets; and

      WHEREAS, the Fund intends to offer shares in the following series, LIR Cash Reserves Fund and LIR Liquid Assets Fund (such series together with all other series made subject to this Contract in accordance with paragraph 17, being herein referred to as the "Portfolio(s)");

      NOW THEREFORE, in consideration of the mutual covenants and agreements hereinafter contained, the parties hereto agree as follows:

1.    EMPLOYMENT OF CUSTODIAN AND PROPERTY TO BE HELD BY IT
      -----------------------------------------------------

      The Fund hereby employs the Custodian as the custodian of the assets of the Portfolios of the Fund, including securities which the Fund, on behalf of the applicable Portfolio desires to be held in places within the United States ("domestic securities") and securities it desires to be held outside the United States ("foreign securities") pursuant to the provisions of the Declaration of Trust. The Fund on behalf of the Portfolio(s) agrees to deliver to the Custodian all securities and cash of the Portfolios, and all payments of income, payments of principal or capital distributions received by it with respect to all securities owned by the Portfolio(s) from time to time, and the cash consideration received by it for such new or treasury shares of beneficial interest of the Fund representing interests in the Portfolios, ("Shares") as may be issued or sold from time to time. The Custodian shall not be responsible for any property of a Portfolio held or received by the Portfolio and not delivered to the Custodian.

      Upon receipt of "Proper Instructions" (within the meaning of Article 5), the Custodian shall on behalf of the applicable Portfolio(s) from time to time employ one or more sub-custodians, located in the United States but only in accordance with an applicable vote by the Board of Trustees of the Fund on behalf of the applicable Portfolio(s), and provided that the Custodian shall have no more or less responsibility or liability to the Fund on account of any actions or omissions of any sub-custodian so employed than any such sub-custodian has to the Custodian. The Custodian may employ as sub-custodian for the Fund's foreign securities on behalf of the applicable Portfolio(s) the foreign banking institutions and foreign securities depositories designated in Schedule A hereto but only in accordance with the provisions of Article 3.

2. DUTIES OF THE CUSTODIAN WITH RESPECT TO PROPERTY OF THE FUND HELD BY THE CUSTODIAN IN THE UNITED STATES

2.1 HOLDING SECURITIES. The Custodian shall hold and physically segregate for the account of each Portfolio all non-cash property, to be held by it in the United States including all domestic securities owned by such Portfolio, other than (a) securities which are maintained pursuant to
      Section 2.10 in a clearing agency which acts as a securities depository or in a book-entry system authorized by the U.S. Department of the Treasury (each, a U.S. Securities System") and (b) commercial paper of an issuer for which State Street Bank and Trust Company acts as issuing and paying agent ("Direct Paper") which is deposited and/or maintained in the Direct Paper System of the Custodian (the "Direct Paper System") pursuant to
      Section 2.11.

2.2 DELIVERY OF SECURITIES. The Custodian shall release and deliver domestic securities owned by a Portfolio held by the Custodian or in a U.S. Securities System account of the Custodian or in the Custodian's Direct Paper book entry system account ("Direct Paper System Account") only upon receipt of Proper Instructions from the Fund on behalf of the applicable Portfolio, which may be continuing instructions when deemed appropriate by the parties, and only in the following cases:

      1) Upon sale of such securities for the account of the Portfolio and receipt of payment therefor;

      2) Upon the receipt of payment in connection with any repurchase agreement related to such securities entered into by the Portfolio;

      3) In the case of a sale effected through a U.S. Securities System, in accordance with the provisions of Section 2.10 hereof;

      4) To the depository agent in connection with tender or other similar offers for securities of the Portfolio;

      5) To the issuer thereof or its agent when such securities are called, redeemed, retired or otherwise become payable; provided that, in any such case, the cash or other consideration is to be delivered to the Custodian;

      6) To the issuer thereof, or its agent, for transfer into the name of the Portfolio or into the name of any nominee or nominees of the Custodian or into the name or nominee name of any agent appointed pursuant to Section 2.9 or into the name or nominee name of any sub-custodian appointed pursuant to Article 1; or for exchange for a different number of bonds, certificates or other evidence representing the same aggregate face amount or number of units; PROVIDED that, in any such case, the new securities are to be delivered to the Custodian;

      7) Upon the sale of such securities for the account of the Portfolio, to the broker or its clearing agent, against a receipt, for examination in accordance with "street delivery" custom; provided that in any such case, the Custodian shall have no responsibility or liability for any loss arising from the delivery of such securities prior to receiving payment for such securities except as may arise from the Custodian's own negligence or willful misconduct;

      8) For exchange or conversion pursuant to any plan of merger, consolidation, recapitalization, reorganization or readjustment of the securities of the issuer of such securities, or pursuant to provisions for conversion contained in such securities, or pursuant to any deposit agreement; provided that, in any such case, the new securities and cash, if any, are to be delivered to the Custodian;

      9) In the case of warrants, rights or similar securities, the surrender thereof in the exercise of such warrants, rights or similar securities or the surrender of interim receipts or temporary securities for definitive securities; provided that, in any such case, the new securities and cash, if any, are to be delivered to the Custodian;

      10) For delivery in connection with any loans of securities made by the Portfolio, BUT ONLY against receipt of adequate collateral as agreed upon from time to time by the Custodian and the Fund on behalf of the Portfolio, which may be in the form of cash or obligations issued by the United States government, its agencies or instrumentalities, except that in connection with any loans for which collateral is to be credited to the Custodian's account in the book-entry system authorized by the U.S. Department of the Treasury, the Custodian will not be held liable or responsible for the delivery of securities owned by the Portfolio prior to the receipt of such collateral;

      11) For delivery as security in connection with any borrowings by the Fund on behalf of the Portfolio requiring a pledge of assets by the Fund on behalf of the Portfolio, BUT ONLY against receipt of amounts borrowed;

      12) For delivery in accordance with the provisions of any agreement among the Fund on behalf of the Portfolio, the Custodian and a broker-dealer registered under the Securities Exchange Act of 1934 (the "Exchange Act") and a member of The National Association of Securities Dealers, Inc. ("NASD"), relating to compliance with the rules of The Options Clearing Corporation and of any registered national securities exchange, or of any similar organization or organizations, regarding escrow or other arrangements in connection with transactions by the Portfolio of the Fund;

      13) For delivery in accordance with the provisions of any agreement among the Fund on behalf of the Portfolio, the Custodian, and a Futures Commission Merchant registered under the Commodity Exchange Act, relating to compliance with the rules of the Commodity Futures Trading Commission and/or any Contract Market, or any similar organization or organizations, regarding account deposits in connection with transactions by the Portfolio of the Fund;

      14) Upon receipt of instructions from the transfer agent ("Transfer Agent") for the Fund, for delivery to such Transfer Agent or to the holders of shares in connection with distributions in kind, as may be described from time to time in the currently effective prospectus and statement of additional information of the Fund, related to the Portfolio ("Prospectus"), in satisfaction of requests by holders of Shares for repurchase or redemption; and

      15) For any other proper corporate purpose, BUT ONLY upon receipt of, in addition to Proper Instructions from the Fund on behalf of the applicable Portfolio, a certified copy of a resolution of the Board of Trustees or of the Executive Committee signed by an officer of the Fund and certified by the Secretary or an Assistant Secretary, specifying the securities of the Portfolio to be delivered, setting forth the purpose for which such delivery is to be made, declaring such purpose to be a proper corporate purpose, and naming the person or persons to whom delivery of such securities shall be made.

2.3 REGISTRATION OF SECURITIES. Domestic securities held by the Custodian (other than bearer securities) shall be registered in the name of the Portfolio or in the name of any nominee of the Fund on behalf of the Portfolio or of any nominee of the Custodian which nominee shall be assigned exclusively to the Portfolio, UNLESS the Fund has authorized in writing the appointment of a nominee to be used in common with other registered investment companies having the same investment adviser as the Portfolio, or in the name or nominee name of any agent appointed pursuant to Section 2.9 or in the name or nominee name of any sub-custodian appointed pursuant to Article 1. All securities accepted by the Custodian on behalf of the Portfolio under the terms of this Contract shall be in "street name" or other good delivery form. If, however, the Fund directs the Custodian to maintain securities in "street name", the Custodian shall utilize its best efforts only to timely collect income due the Fund on such securities and to notify the Fund on a best efforts basis only of relevant corporate actions including, without limitation, pendency of calls, maturities, tender or exchange offers.

2.4 BANK ACCOUNTS. The Custodian shall open and maintain a separate bank account or accounts in the United States in the name of each Portfolio of the Fund, subject only to draft or order by the Custodian acting pursuant to the terms of this Contract, and shall hold in such account or accounts, subject to the provisions hereof, all cash received by it from or for the account of the Portfolio, other than cash maintained by the Portfolio in a bank account established and used in accordance with Rule 17f-3 under the Investment Company Act of 1940. Funds held by the Custodian for a Portfolio may be deposited by it to its credit as Custodian in the Banking Department of the Custodian or in such other banks or trust companies as it may in its discretion deem necessary or desirable; PROVIDED, however, that every such bank or trust company shall be qualified to act as a custodian under the Investment Company Act of 1940 and that each such bank or trust company and the funds to be deposited with each such bank or trust company shall on behalf of each applicable Portfolio be approved by vote of a majority of the Board of Trustees of the Fund. Such funds shall be deposited by the Custodian in its capacity as Custodian and shall be withdrawable by the Custodian only in that capacity.

2.5 AVAILABILITY OF FEDERAL FUNDS. Upon mutual agreement between the Fund on behalf of each applicable Portfolio and the Custodian, the Custodian shall, upon the receipt of Proper Instructions from the Fund on behalf of a Portfolio, make federal funds available to such Portfolio as of specified times agreed upon from time to time by the Fund and the Custodian in the amount of checks received in payment for Shares of such Portfolio which are deposited into the Portfolio's account.

2.6 COLLECTION OF INCOME. Subject to the provisions of Section 2.3, the Custodian shall collect on a timely basis all income and other payments with respect to registered domestic securities held hereunder to which each Portfolio shall be entitled either by law or pursuant to custom in the securities business, and shall collect on a timely basis all income and other payments with respect to bearer domestic securities if, on the date of payment by the issuer, such securities are held by the Custodian or its agent thereof and shall credit such income, as collected, to such Portfolio's custodian account. Without limiting the generality of the foregoing, the Custodian shall detach and present for payment all coupons and other income items requiring presentation as and when they become due and shall collect interest when due on securities held hereunder. Income due each Portfolio on securities loaned pursuant to the provisions of
      Section 2.2 (10) shall be the responsibility of the Fund. The Custodian will have no duty or responsibility in connection therewith, other than to provide the Fund with such information or data as may be necessary to assist the Fund in arranging for the timely delivery to the Custodian of the income to which the Portfolio is properly entitled.

2.7 PAYMENT OF FUND MONIES. Upon receipt of Proper Instructions from the Fund on behalf of the applicable Portfolio, which may be continuing instructions when deemed appropriate by the parties, the Custodian shall pay out monies of a Portfolio in the following cases only:

      1) Upon the purchase of domestic securities, options, futures contracts or options on futures contracts for the account of the Portfolio but only (a) against the delivery of such securities or evidence of title to such options, futures contracts or options on futures contracts to the Custodian (or any bank, banking firm or trust company doing business in the United States or abroad which is qualified under the Investment Company Act of 1940, as amended, to act as a custodian and has been designated by the Custodian as its agent for this purpose) registered in the name of the Portfolio or in the name of a nominee of the Custodian referred to in Section 2.3 hereof or in proper form for transfer; (b) in the case of a purchase effected through a U.S. Securities System, in accordance with the conditions set forth in Section 2.10 hereof; (c) in the case of a purchase involving the Direct Paper System, in accordance with the conditions set forth in Section 2.11; (d) in the case of repurchase agreements entered into between the Fund on behalf of the Portfolio and the Custodian, or another bank, or a broker-dealer which is a member of NASD, (i) against delivery of the securities either in certificate form or through an entry crediting the Custodian's account at the Federal Reserve Bank with such securities or (ii) against delivery of the receipt evidencing purchase by the Portfolio of securities owned by the Custodian along with written evidence of the agreement by the Custodian to repurchase such securities from the Portfolio or (e) for transfer to a time deposit account of the Fund in any bank, whether domestic or foreign; such transfer may be effected prior to receipt of a confirmation from a broker and/or the applicable bank pursuant to Proper Instructions from the Fund as defined in Article 5;

      2) In connection with conversion, exchange or surrender of securities owned by the Portfolio as set forth in Section 2.2 hereof;

      3) For the redemption or repurchase of Shares issued by the Portfolio as set forth in Article 4 hereof;

      4) For the payment of any expense or liability incurred by the Portfolio, including but not limited to the following payments for the account of the Portfolio: interest, taxes, management, accounting, transfer agent and legal fees, and operating expenses of the Fund whether or not such expenses are to be in whole or part capitalized or treated as deferred expenses;

      5) For the payment of any dividends on Shares of the Portfolio declared pursuant to the governing documents of the Fund;

      6) For payment of the amount of dividends received in respect of securities sold short;

      7) For any other proper purpose, BUT ONLY upon receipt of, in addition to Proper Instructions from the Fund on behalf of the Portfolio, a certified copy of a resolution of the Board of Trustees or of the Executive Committee of the Fund signed by an officer of the Fund and certified by its Secretary or an Assistant Secretary, specifying the amount of such payment, setting forth the purpose for which such payment is to be made, declaring such purpose to be a proper purpose, and naming the person or persons to whom such payment is to be made.

2.8 LIABILITY FOR PAYMENT IN ADVANCE OF RECEIPT OF SECURITIES PURCHASED. Except as specifically stated otherwise in this Contract, in any and every case where payment for purchase of domestic securities for the account of a Portfolio is made by the Custodian in advance of receipt of the securities purchased in the absence of specific written instructions from the Fund on behalf of such Portfolio to so pay in advance, the Custodian shall be absolutely liable to the Fund for such securities to the same extent as if the securities had been received by the Custodian.

2.9 APPOINTMENT OF AGENTS. The Custodian may at any time or times in its discretion appoint (and may at any time remove) any other bank or trust company which is itself qualified under the Investment Company Act of 1940, as amended, to act as a custodian, as its agent to carry out such of the provisions of this Article 2 as the Custodian may from time to time direct; PROVIDED, however, that the appointment of any agent shall not relieve the Custodian of its responsibilities or liabilities hereunder.

2.10 DEPOSIT OF FUND ASSETS IN U.S. SECURITIES SYSTEMS. The Custodian may deposit and/or maintain securities owned by a Portfolio in a clearing agency registered with the Securities and Exchange Commission under
      Section 17A of the Securities Exchange Act of 1934, which acts as a securities depository, or in the book-entry system authorized by the U.S. Department of the Treasury and certain federal agencies, collectively referred to herein as "U.S. Securities System" in accordance with applicable Federal Reserve Board and Securities and Exchange Commission rules and regulations, if any, and subject to the following provisions:

      1) The Custodian may keep securities of the Portfolio in a U.S. Securities System provided that such securities are represented in an account ("Account") of the Custodian in the U.S. Securities System which shall not include any assets of the Custodian other than assets held as a fiduciary, custodian or otherwise for customers;

      2) The records of the Custodian with respect to securities of the Portfolio which are maintained in a U.S. Securities System shall identify by book-entry those securities belonging to the Portfolio;

      3) The Custodian shall pay for securities purchased for the account of the Portfolio upon (i) receipt of advice from the U.S. Securities System that such securities have been transferred to the Account, and (ii) the making of an entry on the records of the Custodian to reflect such payment and transfer for the account of the Portfolio. The Custodian shall transfer securities sold for the account of the Portfolio upon (i) receipt of advice from the U.S. Securities System that payment for such securities has been transferred to the Account, and (ii) the making of an entry on the records of the Custodian to reflect such transfer and payment for the account of the Portfolio. Copies of all advices from the U.S. Securities System of transfers of securities for the account of the Portfolio shall identify the Portfolio, be maintained for the Portfolio by the Custodian and be provided to the Fund at its request. Upon request, the Custodian shall furnish the Fund on behalf of the Portfolio confirmation of each transfer to or from the account of the Portfolio in the form of a written advice or notice and shall furnish to the Fund on behalf of the Portfolio copies of daily transaction sheets reflecting each day's transactions in the U.S. Securities System for the account of the Portfolio;

      4) The Custodian shall provide the Fund for the Portfolio with any report obtained by the Custodian on the U.S. Securities System's accounting system, internal accounting control and procedures for safeguarding securities deposited in the U.S. Securities System;

      5) The Custodian shall have received from the Fund on behalf of the Portfolio the initial or annual certificate, as the case may be, required by Article 14 hereof;

      6) Anything to the contrary in this Contract notwithstanding, the Custodian shall be liable to the Fund for the benefit of the Portfolio for any loss or damage to the Portfolio resulting from use of the U.S. Securities System by reason of any negligence, misfeasance or misconduct of the Custodian or any of its agents or of any of its or their employees or from failure of the Custodian or any such agent to enforce effectively such rights as it may have against the U.S. Securities System; at the election of the Fund, it shall be entitled to be subrogated to the rights of the Custodian with respect to any claim against the U.S. Securities System or any other person which the Custodian may have as a consequence of any such loss or damage if and to the extent that the Portfolio has not been made whole for any such loss or damage.

2.11 FUND ASSETS HELD IN THE CUSTODIAN'S DIRECT PAPER SYSTEM. The Custodian may deposit and/or maintain securities owned by a Portfolio in the Direct Paper System of the Custodian subject to the following provisions:

      1) No transaction relating to securities in the Direct Paper System will be effected in the absence of Proper Instructions from the Fund on behalf of the Portfolio;

      2) The Custodian may keep securities of the Portfolio in the Direct Paper System only if such securities are represented in an account ("Account") of the Custodian in the Direct Paper System which shall not include any assets of the Custodian other than assets held as a fiduciary, custodian or otherwise for customers;

      3) The records of the Custodian with respect to securities of the Portfolio which are maintained in the Direct Paper System shall identify by book-entry those securities belonging to the Portfolio;

      4) The Custodian shall pay for securities purchased for the account of the Portfolio upon the making of an entry on the records of the Custodian to reflect such payment and transfer of securities to the account of the Portfolio. The Custodian shall transfer securities sold for the account of the Portfolio upon the making of an entry on the records of the Custodian to reflect such transfer and receipt of payment for the account of the Portfolio;

      5) The Custodian shall furnish the Fund on behalf of the Portfolio confirmation of each transfer to or from the account of the Portfolio, in the form of a written advice or notice, of Direct Paper on the next business day following such transfer and shall furnish to the Fund on behalf of the Portfolio copies of daily transaction sheets reflecting each day's transaction in the U.S. Securities System for the account of the Portfolio;

      6) The Custodian shall provide the Fund on behalf of the Portfolio with any report on its system of internal accounting control as the Fund may reasonably request from time to time.

2.12 SEGREGATED ACCOUNT. The Custodian shall upon receipt of Proper Instructions from the Fund on behalf of each applicable Portfolio establish and maintain a segregated account or accounts for and on behalf of each such Portfolio, into which account or accounts may be transferred cash and/or securities, including securities maintained in an account by the Custodian pursuant to Section 2.10 hereof, (i) in accordance with the provisions of any agreement among the Fund on behalf of the Portfolio, the Custodian and a broker-dealer registered under the Exchange Act and a member of the NASD (or any futures commission merchant registered under the Commodity Exchange Act), relating to compliance with the rules of The Options Clearing Corporation and of any registered national securities exchange (or the Commodity Futures Trading Commission or any registered contract market), or of any similar organization or organizations, regarding escrow or other arrangements in connection with transactions by the Portfolio, (ii) for purposes of segregating cash or government securities in connection with options purchased, sold or written by the Portfolio or commodity futures contracts or options thereon purchased or sold by the Portfolio, (iii) for the purposes of compliance by the Portfolio with the procedures required by Investment Company Act Release No. 10666, or any subsequent release or releases of the Securities and Exchange Commission relating to the maintenance of segregated accounts by registered investment companies and (iv) for other proper corporate purposes, BUT ONLY, in the case of clause (iv), upon receipt of, in addition to Proper Instructions from the Fund on behalf of the applicable Portfolio, a certified copy of a resolution of the Board of Trustees or of the Executive Committee signed by an officer of the Fund and certified by the Secretary or an Assistant Secretary, setting forth the purpose or purposes of such segregated account and declaring such purposes to be proper corporate purposes.

2.13 OWNERSHIP CERTIFICATES FOR TAX PURPOSES. The Custodian shall execute ownership and other certificates and affidavits for all federal and state tax purposes in connection with receipt of income or other payments with respect to domestic securities of each Portfolio held by it and in connection with transfers of securities.

2.14 PROXIES. The Custodian shall, with respect to the domestic securities held hereunder, cause to be promptly executed by the registered holder of such securities, if the securities are registered otherwise than in the name of the Portfolio or a nominee of the Portfolio, all proxies, without indication of the manner in which such proxies are to be voted, and shall promptly deliver to the Portfolio such proxies, all proxy soliciting materials and all notices relating to such securities.

2.15 COMMUNICATIONS RELATING TO PORTFOLIO SECURITIES. Subject to the provisions of Section 2.3, the Custodian shall transmit promptly to the Fund for each Portfolio all written information (including, without limitation, pendency of calls and maturities of domestic securities and expirations of rights in connection therewith and notices of exercise of call and put options written by the Fund on behalf of the Portfolio and the maturity of futures contracts purchased or sold by the Portfolio) received by the Custodian from issuers of the securities being held for the Portfolio. With respect to tender or exchange offers, the Custodian shall transmit promptly to the Portfolio all written information received by the Custodian from issuers of the securities whose tender or exchange is sought and from the party (or his agents) making the tender or exchange offer. If the Portfolio desires to take action with respect to any tender offer, exchange offer or any other similar transaction, the Portfolio shall notify the Custodian at least three business days prior to the date on which the Custodian is to take such action.

3. DUTIES OF THE CUSTODIAN WITH RESPECT TO PROPERTY OF THE FUND HELD OUTSIDE OF THE UNITED STATES

3.1 APPOINTMENT OF FOREIGN SUB-CUSTODIANS. The Fund hereby authorizes and instructs the Custodian to employ as sub-custodians for the Portfolio's securities and other assets maintained outside the United States the foreign banking institutions and foreign securities depositories designated on Schedule A hereto ("foreign sub-custodians"). Upon receipt of "Proper Instructions", as defined in Section 5 of this Contract, together with a certified resolution of the Fund's Board of Trustees, the Custodian and the Fund may agree to amend Schedule A hereto from time to time to designate additional foreign banking institutions and foreign securities depositories to act as sub-custodian. Upon receipt of Proper Instructions, the Fund may instruct the Custodian to cease the employment of any one or more such sub-custodians for maintaining custody of the Portfolio's assets.

3.2 ASSETS TO BE HELD. The Custodian shall limit the securities and other assets maintained in the custody of the foreign sub-custodians to: (a) "foreign securities", as defined in paragraph (c)(1) of Rule 17f-5 under the Investment Company Act of 1940, and (b) cash and cash equivalents in such amounts as the Custodian or the Fund may determine to be reasonably necessary to effect the Portfolio's foreign securities transactions. The
      Custodian shall identify on its books as belonging to the Fund, the foreign securities of the Fund held by each foreign sub-custodian.

3.3 FOREIGN SECURITIES SYSTEMS. Except as may otherwise be agreed upon in writing by the Custodian and the Fund, assets of the Portfolios shall be maintained in a clearing agency which acts as a securities depository or in a book-entry system for the central handling of securities located outside the United States (each a "Foreign Securities System") only through arrangements implemented by the foreign banking institutions serving as sub-custodians pursuant to the terms hereof (Foreign Securities Systems and U.S. Securities Systems are collectively referred to herein as the "Securities Systems"). Where possible, such arrangements shall include entry into agreements containing the provisions set forth in Section 3.5 hereof.

3.4 HOLDING SECURITIES. The Custodian may hold securities and other non-cash property for all of its customers, including the Fund, with a foreign sub-custodian in a single account that is identified as belonging to the Custodian for the benefit of its customers, PROVIDED HOWEVER, that (i) the records of the Custodian with respect to securities and other non-cash property of the Fund which are maintained in such account shall identify by book-entry those securities and other non-cash property belonging to the Fund and (ii) the Custodian shall require that securities and other non-cash property so held by the foreign sub-custodian be held separately from any assets of the foreign sub-custodian or of others.

3.5 AGREEMENTS WITH FOREIGN BANKING INSTITUTIONS. Each agreement with a foreign banking institution shall provide that: (a) the assets of each Portfolio will not be subject to any right, charge, security interest, lien or claim of any kind in favor of the foreign banking institution or its creditors or agent, except a claim of payment for their safe custody or administration; (b) beneficial ownership for the assets of each Portfolio will be freely transferable without the payment of money or value other than for custody or administration; (c) adequate records will be maintained identifying the assets as belonging to each applicable Portfolio; (d) officers of or auditors employed by, or other representatives of the Custodian, including to the extent permitted under applicable law the independent public accountants for the Fund, will be given access to the books and records of the foreign banking institution relating to its actions under its agreement with the Custodian; and (e) assets of the Portfolios held by the foreign sub-custodian will be subject only to the instructions of the Custodian or its agents.

3.6 ACCESS OF INDEPENDENT ACCOUNTANTS OF THE FUND. Upon request of the Fund, the Custodian will use its best efforts to arrange for the independent accountants of the Fund to be afforded access to the books and records of any foreign banking institution employed as a foreign sub-custodian insofar as such books and records relate to the performance of such foreign banking institution under its agreement with the Custodian.

3.7 REPORTS BY CUSTODIAN. The Custodian will supply to the Fund from time to time, as mutually agreed upon, statements in respect of the securities and other assets of the Portfolio(s) held by foreign sub-custodians, including but not limited to an identification of entities having possession of the Portfolio(s) securities and other assets and advices or notifications of any transfers of securities to or from each custodial account maintained by a foreign banking institution for the Custodian on behalf of each applicable Portfolio indicating, as to securities acquired for a Portfolio, the identity of the entity having physical possession of such securities.

3.8 TRANSACTIONS IN FOREIGN CUSTODY ACCOUNT. (a) Except as otherwise provided in paragraph (b) of this Section 3.8, the provision of Sections 2.2 and
      2.7 of this Contract shall apply, MUTATIS MUTANDIS to the foreign securities of the Fund held outside the United States by foreign sub-custodians.

      (b) Notwithstanding any provision of this Contract to the contrary, settlement and payment for securities received for the account of each applicable Portfolio and delivery of securities maintained for the account of each applicable Portfolio may be effected in accordance with the customary established securities trading or securities processing practices and procedures in the jurisdiction or market in which the transaction occurs, including, without limitation, delivering securities to the purchaser thereof or to a dealer therefor (or an agent for such purchaser or dealer) against a receipt with the expectation of receiving later payment for such securities from such purchaser or dealer.

      (c) Securities maintained in the custody of a foreign sub-custodian may be maintained in the name of such entity's nominee to the same extent as set forth in Section 2.3 of this Contract, and the Fund agrees to hold any such nominee harmless from any liability as a holder of record of such securities.

3.9 LIABILITY OF FOREIGN SUB-CUSTODIANS. Each agreement pursuant to which the Custodian employs a foreign banking institution as a foreign sub-custodian shall require the institution to exercise reasonable care in the performance of its duties and to indemnify, and hold harmless, the Custodian and the Fund from and against any loss, damage, cost, expense, liability or claim arising out of or in connection with the institution's performance of such obligations. At the election of the Fund, it shall be entitled to be subrogated to the rights of the Custodian with respect to any claims against a foreign banking institution as a consequence of any such loss, damage, cost, expense, liability or claim if and to the extent that the Fund has not been made whole for any such loss, damage, cost, expense, liability or claim.

3.10 LIABILITY OF CUSTODIAN. The Custodian shall be liable for the acts or omissions of a foreign banking institution to the same extent as set forth with respect to sub-custodians generally in this Contract and, regardless of whether assets are maintained in the custody of a foreign banking institution, a foreign securities depository or a branch of a U.S. bank as contemplated by paragraph 3.13 hereof, the Custodian shall not be liable for any loss, damage, cost, expense, liability or claim resulting from nationalization, expropriation, currency restrictions, or acts of war or terrorism or any loss where the sub-custodian has otherwise exercised reasonable care. Notwithstanding the foregoing provisions of this paragraph 3.10, in delegating custody duties to State Street London Ltd., the Custodian shall not be relieved of any responsibility to the Fund for any loss due to such delegation, except such loss as may result from (a) political risk (including, but not limited to, exchange control restrictions, confiscation, expropriation, nationalization, insurrection, civil strife or armed hostilities) or (b) other losses (excluding a bankruptcy or insolvency of State Street London Ltd. not caused by political risk) due to Acts of God, nuclear incident or other losses under circumstances where the Custodian and State Street London Ltd. have exercised reasonable care.

3.11 REIMBURSEMENT FOR ADVANCES. If the Fund requires the Custodian to advance cash or securities for any purpose for the benefit of a Portfolio including the purchase or sale of foreign exchange or of contracts for foreign exchange, or in the event that the Custodian or its nominee shall incur or be assessed any taxes, charges, expenses, assessments, claims or liabilities in connection with the performance of this Contract, except such as may arise from its or its nominee's own negligent action, negligent failure to act or willful misconduct, any property at any time held for the account of the applicable Portfolio shall be security therefor and should the Fund fail to repay the Custodian promptly, the Custodian shall be entitled to utilize available cash and to dispose of such Portfolio's assets to the extent necessary to obtain reimbursement.

3.12 MONITORING RESPONSIBILITIES. The Custodian shall furnish annually to the Fund, during the month of June, information concerning the foreign sub-custodians employed by the Custodian. Such information shall be similar in kind and scope to that furnished to the Fund in connection with the initial approval of this Contract. In addition, the Custodian will promptly inform the Fund in the event that the Custodian learns of a material adverse change in the financial condition of a foreign sub-custodian or any material loss of the assets of the Fund or in the case of any foreign sub-custodian not the subject of an exemptive order from the Securities and Exchange Commission is notified by such foreign sub-custodian that there appears to be a substantial likelihood that its shareholders' equity will decline below $200 million (U.S. dollars or the equivalent thereof) or that its shareholders' equity has declined below $200 million (in each case computed in accordance with generally accepted U.S. accounting principles).

3.13 BRANCHES OF U.S. BANKS. (a) Except as otherwise set forth in this Contract, the provisions hereof shall not apply where the custody of the Portfolios assets are maintained in a foreign branch of a banking institution which is a "bank" as defined by Section 2(a)(5) of the Investment Company Act of 1940 meeting the qualification set forth in
      Section 26(a) of said Act. The appointment of any such branch as a sub-custodian shall be governed by paragraph 1 of this Contract.

      (b) Cash held for each Portfolio of the Fund in the United Kingdom shall be maintained in an interest bearing account established for the Fund with the Custodian's London branch, which account shall be subject to the direction of the Custodian, State Street London Ltd. or both.

3.14 TAX LAW. The Custodian shall have no responsibility or liability for any obligations now or hereafter imposed on the Fund or the Custodian as custodian of the Fund by the tax law of the United States of America or any state or political subdivision thereof. It shall be the responsibility of the Fund to notify the Custodian of the obligations imposed on the Fund or the Custodian as custodian of the Fund by the tax law of jurisdictions other than those mentioned in the above sentence, including responsibility for withholding and other taxes, assessments or other governmental charges, certifications and governmental reporting. The sole responsibility of the Custodian with regard to such tax law shall be to use reasonable efforts to assist the Fund with respect to any claim for exemption or refund under the tax law of jurisdictions for which the Fund has provided such information.

4. PAYMENTS FOR SALES OR REPURCHASES OR REDEMPTIONS OF SHARES OF THE FUND
   ----------------------------------------------------------------------

      The Custodian shall receive from the distributor for the Shares or from the Transfer Agent of the Fund and deposit into the account of the appropriate Portfolio such payments as are received for Shares of that Portfolio issued or sold from time to time by the Fund. The Custodian will provide timely notification to the Fund on behalf of each such Portfolio and the Transfer Agent of any receipt by it of payments for Shares of such Portfolio.

      From such funds as may be available for the purpose but subject to the limitations of the Declaration of Trust and any applicable votes of the Board of Trustees of the Fund pursuant thereto, the Custodian shall, upon receipt of instructions from the Transfer Agent, make funds available for payment to holders of Shares who have delivered to the Transfer Agent a request for redemption or repurchase of their Shares. In connection with the redemption or repurchase of Shares of a Portfolio, the Custodian is authorized upon receipt of instructions from the Transfer Agent to wire funds to or through a commercial bank designated by the redeeming shareholders. In connection with the redemption or repurchase of Shares of the Fund, the Custodian shall honor checks drawn on the Custodian by a holder of Shares, which checks have been furnished by the Fund to the holder of Shares, when presented to the Custodian in accordance with such procedures and controls as are mutually agreed upon from time to time between the Fund and the Custodian.

5.    PROPER INSTRUCTIONS
      -------------------

      Proper Instructions as used throughout this Contract means a writing signed or initialed by one or more person or persons as the Board of Trustees shall have from time to time authorized. Each such writing shall set forth the specific transaction or type of transaction involved, including a specific statement of the purpose for which such action is requested. Oral instructions will be considered Proper Instructions if the Custodian reasonably believes them to have been given by a person authorized to give such instructions with respect to the transaction involved. The Fund shall cause all oral instructions to be confirmed in writing. Upon receipt of a certificate of the Secretary or an Assistant Secretary as to the authorization by the Board of Trustees of the Fund accompanied by a detailed description of procedures approved by the Board of Trustees, Proper Instructions may include communications effected directly between electro-mechanical or electronic devices provided that the Board of Trustees and the Custodian are satisfied that such procedures afford adequate safeguards for the Portfolios' assets. For purposes of this Section, Proper Instructions shall include instructions received by the Custodian pursuant to any three - party agreement which requires a segregated asset account in accordance with Section 2.12.

6.    ACTIONS PERMITTED WITHOUT EXPRESS AUTHORITY
      -------------------------------------------

      The Custodian may in its discretion, without express authority from the Fund on behalf of each applicable Portfolio:

      1) make payments to itself or others for minor expenses of handling securities or other similar items relating to its duties under this Contract, PROVIDED that all such payments shall be accounted for to the Fund on behalf of the Portfolio;

      2) surrender securities in temporary form for securities in definitive form;

      3) endorse for collection, in the name of the Portfolio, checks, drafts and other negotiable instruments; and

      4) in general, attend to all non-discretionary details in connection with the sale, exchange, substitution, purchase, transfer and other dealings with the securities and property of the Portfolio except as otherwise directed by the Board of Trustees of the Fund.

7.    EVIDENCE OF AUTHORITY
      ---------------------

      The Custodian shall be protected in acting upon any instructions, notice, request, consent, certificate or other instrument or paper believed by it to be genuine and to have been properly executed by or on behalf of the Fund. The Custodian may receive and accept a certified copy of a vote of the Board of Trustees of the Fund as conclusive evidence (a) of the authority of any person to act in accordance with such vote or (b) of any determination or of any action by the Board of Trustees pursuant to the Declaration of Trust as described in such vote, and such vote may be considered as in full force and effect until receipt by the Custodian of written notice to the contrary.

8. DUTIES OF CUSTODIAN WITH RESPECT TO THE BOOKS OF ACCOUNT AND CALCULATION OF NET ASSET VALUE AND NET INCOME

      The Custodian shall cooperate with and supply necessary information to the entity or entities appointed by the Board of Trustees of the Fund to keep the books of account of each Portfolio and/or compute the net asset value per share of the outstanding shares of each Portfolio or, if directed in writing to do so by the Fund on behalf of the Portfolio, shall itself keep such books of account and/or compute such net asset value per share. If so directed, the Custodian shall also calculate daily the net income of the Portfolio as described in the Fund's currently effective prospectus related to such Portfolio and shall advise the Fund and the Transfer Agent daily of the total amounts of such net income and, if instructed in writing by an officer of the Fund to do so, shall advise the Transfer Agent periodically of the division of such net income among its various components. The calculations of the net asset value per share and the daily income of each Portfolio shall be made at the time or times described from time to time in the Fund's currently effective prospectus related to such Portfolio.

9.    RECORDS
      -------

      The Custodian shall with respect to each Portfolio create and maintain all records relating to its activities and obligations under this Contract in such manner as will meet the obligations of the Fund under the Investment Company Act of 1940, with particular attention to Section 31 thereof and Rules 31a-1 and 31a-2 thereunder. All such records shall be the property of the Fund and shall at all times during the regular business hours of the Custodian be open for inspection by duly authorized officers, employees or agents of the Fund and employees and agents of the Securities and Exchange Commission. The Custodian shall, at the Fund's request, supply the Fund with a tabulation of securities owned by each Portfolio and held by the Custodian and shall, when requested to do so by the Fund and for such compensation as shall be agreed upon between the Fund and the Custodian, include certificate numbers in such tabulations.

10.   OPINION OF FUND'S INDEPENDENT ACCOUNTANT
      ----------------------------------------

      The Custodian shall take all reasonable action, as the Fund on behalf of each applicable Portfolio may from time to time request, to obtain from year to year favorable opinions from the Fund's independent accountants with respect to its activities hereunder in connection with the preparation of the Fund's Form N-1A, and Form N-SAR or other annual reports to the Securities and Exchange Commission and with respect to any other requirements of such Commission.

11.   REPORTS TO FUND BY INDEPENDENT PUBLIC ACCOUNTANTS
      -------------------------------------------------

      The Custodian shall provide the Fund, on behalf of each of the Portfolios at such times as the Fund may reasonably require, with reports by independent public accountants on the accounting system, internal accounting control and procedures for safeguarding securities, futures contracts and options on futures contracts, including securities deposited and/or maintained in a Securities System, relating to the services provided by the Custodian under this Contract;

such reports, shall be of sufficient scope and in sufficient detail, as may reasonably be required by the Fund to provide reasonable assurance that any material inadequacies would be disclosed by such examination, and, if there are no such inadequacies, the reports shall so state.

12.   COMPENSATION OF CUSTODIAN
      -------------------------

      The Custodian shall be entitled to reasonable compensation for its services and expenses as Custodian, as agreed upon from time to time between the Fund on behalf of each applicable Portfolio and the Custodian.


13.   RESPONSIBILITY OF CUSTODIAN
      ---------------------------

      So long as and to the extent that it is in the exercise of reasonable care, the Custodian shall not be responsible for the title, validity or genuineness of any property or evidence of title thereto received by it or delivered by it pursuant to this Contract and shall be held harmless in acting upon any notice, request, consent, certificate or other instrument reasonably believed by it to be genuine and to be signed by the proper party or parties, including any futures commission merchant acting pursuant to the terms of a three-party futures or options agreement. The Custodian shall be held to the exercise of reasonable care in carrying out the provisions of this Contract, but shall be kept indemnified by and shall be without liability to the Fund for any action taken or omitted by it in good faith without negligence. It shall be entitled to rely on and may act upon advice of counsel (who may be counsel for the Fund) on all matters, and shall be without liability for any action reasonably taken or omitted pursuant to such advice.

      Except as may arise from the Custodian's own negligence or willful misconduct or the negligence or willful misconduct of a sub-custodian or agent, the Custodian shall be without liability to the Fund for any loss, liability, claim or expense resulting from or caused by; (i) events or circumstances beyond the reasonable control of the Custodian or any sub-custodian or Securities System or any agent or nominee of any of the foregoing, including, without limitation, nationalization or expropriation, imposition of currency controls or restrictions, the interruption, suspension or restriction of trading on or the closure of any securities market, power or other mechanical or technological failures or interruptions, computer viruses or communications disruptions, acts of war or terrorism, riots, revolutions, work stoppages, natural disasters or other similar events or acts; (ii) errors by the Fund or the Investment Advisor in their instructions to the Custodian provided such instructions have been in accordance with this Contract; (iii) the insolvency of or acts or omissions by a Securities System; (iv) any delay or failure of any broker, agent or intermediary, central bank or other commercially prevalent payment or clearing system to deliver to the Custodian's sub-custodian or agent securities purchased or in the remittance or payment made in connection with securities sold; (v) any delay or failure of any company, corporation, or other body in charge of registering or transferring securities in the name of the Custodian, the Fund, the Custodian's sub-custodians, nominees or agents or any consequential losses arising out of such delay or failure to transfer such securities including non-receipt of bonus, dividends and rights and other accretions or benefits;
(vi) delays or inability to perform its duties due to any disorder in market infrastructure with respect to any particular security or Securities System; and
(vii) any provision of any present or future law or regulation or order of the United States of America, or any state thereof, or any other country, or political subdivision thereof or of any court of competent jurisdiction.

      The  Custodian  shall be  liable  for the acts or  omissions  of a foreign
banking   institution   to  the  same  extent  as  set  forth  with  respect  to
sub-custodians generally in this Contract.

      If the Fund on behalf of a Portfolio requires the Custodian to take any action with respect to securities, which action involves the payment of money or which action may, in the opinion of the Custodian, result in the Custodian or its nominee assigned to the Fund or the Portfolio being liable for the payment of money or incurring liability of some other form, the Fund on behalf of the Portfolio, as a prerequisite to requiring the Custodian to take such action, shall provide indemnity to the Custodian in an amount and form satisfactory to it.

      If the Fund requires the Custodian, its affiliates, subsidiaries or agents, to advance cash or securities for any purpose (including but not limited to securities settlements, foreign exchange contracts and assumed settlement) or in the event that the Custodian or its nominee shall incur or be assessed any taxes, charges, expenses, assessments, claims or liabilities in connection with the performance of this Contract, except such as may arise from its or its nominee's own negligent action, negligent failure to act or willful misconduct, any property at any time held for the account of the applicable Portfolio shall be security therefor and should the Fund fail to repay the Custodian promptly, the Custodian shall be entitled to utilize available cash and to dispose of such Portfolio's assets to the extent necessary to obtain reimbursement.

      In no event shall the Custodian be liable for indirect, special or consequential damages.

14.   EFFECTIVE PERIOD, TERMINATION AND AMENDMENT
      -------------------------------------------

      This Contract shall become effective as of its execution, shall continue in full force and effect until terminated as hereinafter provided, may be amended at any time by mutual agreement of the parties hereto and may be terminated by either party by an instrument in writing delivered or mailed, postage prepaid to the other party, such termination to take effect not sooner than thirty (30) days after the date of such delivery or mailing; PROVIDED, however that the Custodian shall not with respect to a Portfolio act under
Section 2.10 hereof in the absence of receipt of an initial certificate of the Secretary or an Assistant Secretary that the Board of Trustees of the Fund has approved the initial use of a particular Securities System by such Portfolio, as required by Rule 17f-4 under the Investment Company Act of 1940, as amended and that the Custodian shall not with respect to a Portfolio act under Section 2.11 hereof in the absence of receipt of an initial certificate of the Secretary or an Assistant Secretary that the Board of Trustees has approved the initial use of the Direct Paper System by such Portfolio ; PROVIDED FURTHER, however, that the Fund shall not amend or terminate this Contract in contravention of any applicable federal or state regulations, or any provision of the Declaration of

Trust, and further provided, that the Fund on behalf of one or more of the Portfolios may at any time by action of its Board of Trustees (i) substitute another bank or trust company for the Custodian by giving notice as described above to the Custodian, or (ii) immediately terminate this Contract in the event of the appointment of a conservator or receiver for the Custodian by the
Comptroller  of the  Currency  or upon  the  happening  of a like  event  at the
direction   of  an   appropriate   regulatory   agency  or  court  of  competent
jurisdiction.

      Upon termination of the Contract, the Fund on behalf of each applicable Portfolio shall pay to the Custodian such compensation as may be due as of the date of such termination and shall likewise reimburse the Custodian for its costs, expenses and disbursements.

15.   SUCCESSOR CUSTODIAN
      -------------------

      If a successor custodian for the Fund, of one or more of the Portfolios shall be appointed by the Board of Trustees of the Fund, the Custodian shall, upon termination, deliver to such successor custodian at the office of the Custodian, duly endorsed and in the form for transfer, all securities of each applicable Portfolio then held by it hereunder and shall transfer to an account of the successor custodian all of the securities of each such Portfolio held in a Securities System.

      If no such successor custodian shall be appointed, the Custodian shall, in like manner, upon receipt of a certified copy of a vote of the Board of Trustees of the Fund, deliver at the office of the Custodian and transfer such securities, funds and other properties in accordance with such vote.

      In the event that no written order designating a successor custodian or certified copy of a vote of the Board of Trustees shall have been delivered to the Custodian on or before the date when such termination shall become effective, then the Custodian shall have the right to deliver to a bank or trust company, which is a "bank" as defined in the Investment Company Act of 1940, doing business in Boston, Massachusetts, of its own selection, having an aggregate capital, surplus, and undivided profits, as shown by its last published report, of not less than $25,000,000, all securities, funds and other properties held by the Custodian on behalf of each applicable Portfolio and all instruments held by the Custodian relative thereto and all other property held by it under this Contract on behalf of each applicable Portfolio and to transfer to an account of such successor custodian all of the securities of each such Portfolio held in any Securities System. Thereafter, such bank or trust company shall be the successor of the Custodian under this Contract.

      In the event that securities, funds and other properties remain in the possession of the Custodian after the date of termination hereof owing to failure of the Fund to procure the certified copy of the vote referred to or of the Board of Trustees to appoint a successor custodian, the Custodian shall be entitled to fair compensation for its services during such period as the Custodian retains possession of such securities, funds and other properties and the provisions of this Contract relating to the duties and obligations of the Custodian shall remain in full force and effect.

16.   INTERPRETIVE AND ADDITIONAL PROVISIONS
      --------------------------------------

      In connection with the operation of this Contract, the Custodian and the Fund on behalf of each of the Portfolios, may from time to time agree on such provisions interpretive of or in addition to the provisions of this Contract as may in their joint opinion be consistent with the general tenor of this Contract. Any such interpretive or additional provisions shall be in a writing signed by both parties and shall be annexed hereto, PROVIDED that no such interpretive or additional provisions shall contravene any applicable federal or state regulations or any provision of the Declaration of Trust of the Fund. No interpretive or additional provisions made as provided in the preceding sentence shall be deemed to be an amendment of this Contract.

17.   ADDITIONAL FUNDS
      ----------------

      In the event that the Fund desires to have the Custodian render services as custodian to additional series of the Fund under the terms hereof, it shall so notify the Custodian in writing, and if the Custodian agrees in writing to provide such services, such series of Shares shall become a Portfolio hereunder.

18.   MASSACHUSETTS LAW TO APPLY
      --------------------------

      This Contract shall be construed and the provisions thereof interpreted under and in accordance with laws of The Commonwealth of Massachusetts.

19.   PRIOR CONTRACTS
      ---------------

      This Contract supersedes and terminates, as of the date hereof, all prior contracts between the Fund on behalf of each of the Portfolios and the Custodian relating to the custody of the Fund's assets.

20.   REPRODUCTION OF DOCUMENTS
      -------------------------

      This Contract and all  schedules,  exhibits,  attachments  and  amendments hereto may be reproduced by any photographic, photostatic, microfilm, micro-card, miniature photographic or other similar process. The parties hereto all/each agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

21.   SHAREHOLDER COMMUNICATIONS ELECTION
      -----------------------------------

      Securities and Exchange Commission Rule 14b-2 requires banks which hold securities for the account of customers to respond to requests by issuers of securities for the names, addresses and holdings of beneficial owners of securities of that issuer held by the bank unless the beneficial owner has expressly objected to disclosure of this information. In order to comply with the rule, the Custodian needs the Fund to indicate whether it authorizes the Custodian to provide the Fund's name, address, and share position to requesting companies whose securities the Fund owns. If the Fund tells the Custodian "no", the Custodian will not provide this information to requesting companies. If the Fund tells the Custodian "yes" or does not check either "yes" or "no" below, the Custodian is required by the rule to treat the Fund as consenting to disclosure of this information for all securities owned by the Fund or any funds or accounts established by the Fund. For the Fund's protection, the Rule prohibits the requesting company from using the Fund's name and address for any purpose other than corporate communications. Please indicate below whether the Fund consents or objects by checking one of the alternatives below.

      YES [ ] The Custodian is authorized to release the Fund's name, address, and share positions.

      NO  [ ]     The  Custodian  is not  authorized  to release  the Fund's name, address, and share positions.

22.   LIMITATION OF LIABILITY
      -----------------------

      The Custodian agrees that the Contract may only be enforced against the assets of the Fund or the particular Portfolio of the Fund.

      IN WITNESS WHEREOF, each of the parties has caused this instrument to be executed in its name and behalf by its duly authorized representative and its seal to be hereunder affixed as of the day
of                   , 1999.


ATTEST                              MITCHELL HUTCHINS LIR MONEY SERIES


                                    By:
________________________                ____________________________________
Name:                                   Name:
Title:                                  Title:



ATTEST                              STATE STREET BANK AND TRUST COMPANY


________________________            By: ____________________________________
Marc L. Parsons                           Ronald E. Logue
AVP & Associate Counsel                   Vice Chairman

                                                            Exhibit No. 8(a)(ii)

                        FORM OF TRANSFER AGENCY AGREEMENT


      AGREEMENT made this ____ day of ____________, ____, between MITCHELL HUTCHINS LIR MONEY SERIES (the "Company"), a Delaware business trust having its principal place of business at 51 West 52nd Street, New York, New York 10019, and BISYS FUND SERVICES OHIO, INC. ("BISYS"), an Ohio corporation having its principal place of business at 3435 Stelzer Road, Columbus, Ohio 43219.

      WHEREAS, the Company desires that BISYS perform certain services for each series of the Company provided in Schedule A (individually referred to herein as a "Fund" and collectively as the "Funds"); and

      WHEREAS, BISYS is willing to perform such services on the terms and conditions set forth in this Agreement.

      NOW, THEREFORE, in consideration of the mutual premises and covenants herein set forth, the parties agree as follows:

      1.    SERVICES.
            --------

            BISYS shall perform for the Company the transfer agent services set forth in Schedule A hereto. BISYS also agrees to perform for the Company such special services incidental to the performance of the services enumerated herein as agreed to by the parties from time to time. BISYS shall perform such additional services as are provided on an amendment to Schedule A hereof, in consideration of such fees as the parties hereto may agree.

            BISYS may, in its discretion, appoint in writing other parties qualified to perform transfer agency services reasonably acceptable to the Company (individually, a "Sub-transfer Agent") to carry out some or all of its responsibilities under this Agreement with respect to a Fund; provided, however, that the Sub-transfer Agent shall be the agent of BISYS and not the agent of the Company or such Fund, and that BISYS shall be fully responsible for the acts of such Sub-transfer Agent and shall not be relieved of any of its responsibilities hereunder by the appointment of such Sub-transfer Agent.

      2.    FEES.
            ----

            The Company shall pay BISYS for the services to be provided by BISYS under this Agreement in accordance with, and in the manner set forth in, Schedule C hereto. Fees for any additional services to be provided by BISYS pursuant to an amendment to Schedule B hereto shall be subject to mutual agreement at the time such amendment to Schedule B is proposed.

      3.    REIMBURSEMENT OF EXPENSES.
            -------------------------

            In addition to paying BISYS the fees described in Section 2 hereof, the Company agrees to reimburse BISYS for BISYS' out-of-pocket expenses in providing services hereunder, including without limitation, the following:

            (a) All freight and other delivery and bonding charges incurred by BISYS in delivering materials to and from the Company and in delivering all materials to shareholders;

            (b) All direct telephone, telephone transmission and telecopy or other electronic transmission expenses incurred by BISYS in communication with the Company, the Company's investment adviser or custodian, dealers, shareholders or others as required for BISYS to perform the services to be provided hereunder;

            (c) Costs of postage, couriers, stock computer paper, statements, labels, envelopes, checks, reports, letters, tax forms, proxies, notices or other forms of printed material which shall be required by BISYS for the performance of the services to be provided hereunder;

The cost of microfilm or microfiche of records or other materials;

            (e) All systems-related expenses associated with the provision of special reports and services pursuant to Schedule D, Item 8, attached hereto; and

            (f) Any expenses BISYS shall incur at the written direction of an officer of the Company thereunto duly authorized.

      4.    EFFECTIVE DATE.
            --------------

            This Agreement shall become effective as of the date first written above (the "Effective Date").

      5.    TERM.
            ----

            This Agreement shall have an initial term of six (6) months commencing on the date of this Agreement indicated above, unless terminated earlier for cause. Either party may terminate this Agreement, without penalty, upon the provision of at least sixty (60) days' written notice to the other party that the Agreement shall terminate as of a specified date, which date shall be no earlier than the expiration of the initial term. In the absence of such termination notice, this Agreement shall continue in full force and effect until it is terminated as provided herein.

            For purposes of this Agreement, "cause" shall mean (a) a material breach of this Agreement that has not been remedied for thirty (30) days following written notice of such breach from the non-breaching party; (b) a final, unappealable judicial, regulatory or administrative ruling or order in which the party to be terminated has been found guilty of criminal or unethical behavior in the conduct of its business; or (c) financial difficulties on the part of the party to be terminated which are evidenced by the authorization or commencement of, or involvement by way of pleading, answer, consent or acquiescence in, a voluntary or involuntary case under Title 11 of the United States Code, as from time to time is in effect, or any applicable law, other than said Title 11, of any jurisdiction relating to the liquidation or reorganization of debtors or to the modification or alteration of the rights of creditors.

            After such termination, for so long as BISYS, with the written consent of the Company, in fact continues to perform any one or more of the services contemplated by this Agreement or any Schedule or exhibit hereto, the provisions of this Agreement, including without limitation the provisions dealing with indemnification, shall continue in full force and effect. Fees and out-of-pocket expenses incurred by BISYS but unpaid by the Company upon such termination shall be immediately due and payable upon and notwithstanding such termination. BISYS shall be entitled to collect from the Company, in addition to the fees and disbursements provided by Sections 2 and 3 hereof, the amount of all of BISYS' cash disbursements in connection with BISYS' activities in effecting such termination, including without limitation, the delivery to the Company and/or its distributor or investment adviser and/or other parties, of the Company's property, records, instruments and documents.

      6.    UNCONTROLLABLE EVENTS.
            ---------------------

            BISYS assumes no responsibility hereunder, and shall not be liable for any damage, loss of data, delay or any other loss whatsoever caused by events beyond its reasonable control.

      7.    LEGAL ADVICE.
            ------------

            BISYS shall notify the Company at any time BISYS believes that it is in need of the advice of counsel (other than counsel in the regular employ of BISYS or any affiliated companies) with regard to BISYS' responsibilities and duties pursuant to this Agreement; and after so notifying the Company, BISYS, at its discretion, shall be entitled to seek, receive and act upon advice of legal counsel of its choosing, such advice to be at the expense of the Company or Funds unless relating to a matter involving BISYS' willful misfeasance, bad faith, gross negligence or reckless disregard with respect to BISYS' responsibilities and duties hereunder and BISYS shall in no event be liable to the Company or any Fund or any shareholder or beneficial owner of the Company for any action reasonably taken pursuant to such advice.

      8.    INSTRUCTIONS.
            ------------

            Whenever BISYS is requested or authorized to take action hereunder pursuant to instructions from a shareholder, or a properly authorized agent of a shareholder ("shareholder's agent"), concerning an account in a Fund, BISYS shall be entitled to rely upon any certificate, letter or other instrument or communication, believed by BISYS to be genuine and to have been properly made, signed or authorized by an officer or other authorized agent of the Company or by the shareholder or shareholder's agent, as the case may be, and shall be entitled to receive as conclusive proof of any fact or matter required to be ascertained by it hereunder a certificate signed by an officer of the Company or any other person authorized by the Company 's Board of Trustees/Directors (hereafter referred to as the "DirectorTrustees") or by the shareholder or shareholder's agent, as the case may be.

            As to the services to be provided hereunder, BISYS may rely conclusively upon the terms of the Prospectuses and Statement of Additional Information of the Company relating to the Funds to the extent that such services are described therein unless BISYS receives written instructions to the contrary in a timely manner from the Company.

      9.   STANDARD   OF   CARE;   RELIANCE   ON   RECORDS   AND   INSTRUCTIONS;
           INDEMNIFICATION.

            BISYS shall use its best efforts to ensure the accuracy of all services performed under this Agreement, but shall not be liable to the Company for any action taken or omitted by BISYS in the absence of bad faith, willful misfeasance, negligence or from reckless disregard by it of its obligations and duties. The Company agrees to indemnify and hold harmless BISYS, its employees, agents, trustees, directors, officers and nominees from and against any and all claims, demands, actions and suits, whether groundless or otherwise, and from and against any and all judgments, liabilities, losses, damages, costs, charges, counsel fees and other expenses of every nature and character arising out of or in any way relating to BISYS' actions taken or nonactions with respect to the performance of services under this Agreement or based, if applicable, upon reasonable reliance on information, records, instructions or requests given or made to BISYS by the Company, the investment adviser and on any records provided by any fund accountant or custodian thereof; provided that this indemnification shall not apply to actions or omissions of BISYS in cases of its own bad faith, willful misfeasance, negligence or from reckless disregard by it of its obligations and duties; and further provided that prior to confessing any claim against it which may be the subject of this indemnification, BISYS shall give the Company written notice of and reasonable opportunity to defend against said claim in its own name or in the name of BISYS.

      10.   RECORD RETENTION AND CONFIDENTIALITY.
            ------------------------------------

            BISYS shall keep and maintain on behalf of the Company all books and records which the Company or BISYS is, or may be, required to keep and maintain pursuant to any applicable statutes, rules and regulations, including without limitation Rules 31a-1 and 31a-2 under the Investment Company Act of 1940, as amended (the "1940 Act"), relating to the maintenance of books and records in connection with the services to be provided hereunder. BISYS further agrees that all such books and records shall be the property of the Company and to make such books and records available for inspection by the Company or by the Securities and Exchange Commission (the "Commission") at reasonable times and otherwise to keep confidential all books and records and other information relative to the Company and its shareholders, except when requested to divulge such information by duly-constituted authorities or court process, or requested by a shareholder or shareholder's agent with respect to information concerning an account as to which such shareholder has either a legal or beneficial interest or when requested by the Company, the shareholder, or shareholder's agent, or the dealer of record as to such account.

      11.   REPORTS.
            -------

            BISYS will furnish to the Company and to its properly-authorized auditors, investment advisers, examiners, distributors, dealers, underwriters, salesmen, insurance companies and others designated by the Company in writing, such reports at such times as are prescribed in Schedule D attached hereto, or as subsequently agreed upon by the parties pursuant to an amendment to Schedule
D. To the extent that it possesses actual knowledge of the information contained in such report, the Company agrees to examine each such report or copy promptly and will report or cause to be reported any errors or discrepancies therein.

      12.   RIGHTS OF OWNERSHIP.
            -------------------

            All computer programs and procedures developed to perform services required to be provided by BISYS under this Agreement are the property of BISYS. All records and other data except such computer programs and procedures are the exclusive property of the Company and all such other records and data will be furnished to the Company in appropriate form as soon as practicable after termination of this Agreement for any reason.

      13.   RETURN OF RECORDS.
            -----------------

            BISYS may at its option at any time, and shall promptly upon the Company's demand, turn over to the Company and cease to retain BISYS' files, records and documents created and maintained by BISYS pursuant to this Agreement which are no longer needed by BISYS in the performance of its services or for its legal protection. If not so turned over to the Company, such documents and records will be retained by BISYS for six years from the year of creation. At the end of such six-year period, such records and documents will be turned over to the Company unless the Company authorizes in writing the destruction of such records and documents.

      14.   BANK ACCOUNTS.
            -------------

            The Company and the Funds shall establish and maintain such bank accounts with such bank or banks as are selected by the Company, as are necessary in order that BISYS may perform the services required to be performed hereunder. To the extent that the performance of such services shall require BISYS directly to disburse amounts for payment of dividends, redemption proceeds or other purposes, the Company and Funds shall provide such bank or banks with all instructions and authorizations necessary for BISYS to effect such disbursements.

      15. REPRESENTATIONS OF THE COMPANY.
          ------------------------------

            The Company certifies to BISYS that: (a) as of the close of business on the Effective Date, each Fund which is in existence as of the Effective Date has authorized unlimited shares, and (b) by virtue of its Declaration of Trust or Articles of Incorporation, shares of each Fund which are redeemed by the Company may be sold by the Company from its treasury, and (c) this Agreement has been duly authorized by the Company and, when executed and delivered by the Company, will constitute a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights and remedies of creditors and secured parties.

      16. REPRESENTATIONS OF BISYS.
          ------------------------

            BISYS represents and warrants that: (a) BISYS has been in, and shall continue to be in, substantial compliance with all provisions of law, including
Section 17A(c) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), required in connection with the performance of its duties under this Agreement; and (b) the various procedures and systems which BISYS has implemented with regard to safekeeping from loss or damage attributable to fire, theft or any other cause of the blank checks, records, and other data of the Company and BISYS' records, data, equipment, facilities and other property used in the performance of its obligations hereunder are adequate and that it will make such changes therein from time to time as are required for the secure performance of its obligations hereunder.

      17.   INSURANCE.
            ---------

            BISYS  shall   maintain  a  fidelity  bond   covering   larceny  and
embezzlement and an insurance policy with respect to directors and officers errors and omissions coverage in amounts that are appropriate in light of its duties and responsibilities hereunder. BISYS shall notify the Company should its insurance coverage with respect to professional liability or errors and omissions coverage be canceled or reduced. Such notification shall include the date of change and the reasons therefor. BISYS shall notify the Company of any material claims against it with respect to services performed under this Agreement, whether or not they may be covered by insurance, and shall notify the Company from time to time as may be appropriate of the total outstanding claims made by BISYS under its insurance coverage.

      18. INFORMATION TO BE FURNISHED BY THE COMPANY AND FUNDS.
          ----------------------------------------------------

            The Company has furnished to BISYS the following:

            (a) Copies of the Declaration of Trust of the Company and of any amendments thereto, certified by the proper official of the state in which such Declaration or Articles has been filed.

            (b) Copies of the following documents:

                  1.    The Company 's Bylaws and any amendments thereto;

                  2. Certified copies of resolutions of the DirectorTrustees covering the following matters:

                        A. Approval of this Agreement and authorization of a specified officer of the Company to execute and deliver this Agreement and authorization for specified officers of the Company to instruct BISYS hereunder; and

                        B. Authorization of BISYS to act as Transfer Agent for the Company on behalf of the Funds.

            (c) A list of all officers of the Company, together with specimen signatures of those officers, who are authorized to instruct BISYS in all matters.

            (d) Two copies of the following (if such documents are employed by the Company):

                  1.    Prospectuses and Statement of Additional Information;

                  2.    Distribution Agreement; and

                  3.  All  other  forms  commonly  used  by the  Company  or its
Distributor  with  regard  to  their   relationships   and   transactions   with
shareholders of the Funds.

            (e) A certificate as to shares of beneficial interest or common stock of the Company authorized, issued, and outstanding as of the Effective Date of BISYS' appointment as Transfer Agent (or as of the date on which BISYS' services are commenced, whichever is the later date) and as to receipt of full consideration by the Company for all shares outstanding, such statement to be certified by the Treasurer of the Company .

      19. INFORMATION FURNISHED BY BISYS.
          ------------------------------

            BISYS has furnished to the Company the following:

            (a)   BISYS' Articles of Incorporation.

            (b)   BISYS' Bylaws and any amendments thereto.

            (c) Certified copies of actions of BISYS covering the following matters:

                  1. Approval of this Agreement, and authorization of a specified officer of BISYS to execute and deliver this Agreement;
                  2. Authorization of BISYS to act as Transfer Agent for the Company .

            (d) A copy of the most recent independent accountants' report relating to internal accounting control systems as filed with the Commission pursuant to Rule 17Ad-13 under the Exchange Act.

      20.   AMENDMENTS TO DOCUMENTS.
            -----------------------

            The Company shall furnish BISYS written copies of any amendments to, or changes in, any of the items referred to in Section 18 hereof forthwith upon such amendments or changes becoming effective. In addition, the Company agrees that no amendments will be made to the Prospectuses or Statement of Additional Information of the Company which might have the effect of changing the procedures employed by BISYS in providing the services agreed to hereunder or which amendment might affect the duties of BISYS hereunder unless the Company first obtains BISYS' approval of such amendments or changes.

      21.   RELIANCE ON AMENDMENTS.
            ----------------------

            BISYS may rely on any amendments to or changes in any of the documents and other items to be provided by the Company pursuant to Sections 18 and 20 of this Agreement and the Company hereby indemnifies and holds harmless BISYS from and against any and all claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, counsel fees and other expenses of every nature and character which may result from actions or omissions on the part of BISYS in reasonable reliance upon such amendments and/or changes. Although BISYS is authorized to rely on the above-mentioned amendments to and changes in the documents and other items to be provided pursuant to Sections 18 and 20 hereof, BISYS shall be under no duty to comply with or take any action as a result of any of such amendments or changes unless the Company first obtains BISYS' written consent to and approval of such amendments or changes.

      22.   COMPLIANCE WITH LAW.
            -------------------

            Except for the obligations of BISYS set forth in Section 10 hereof, the Company assumes full responsibility for the preparation, contents, and distribution of each prospectus of the Company as to compliance with all applicable requirements of the Securities Act of 1933, as amended (the "1933 Act"), the 1940 Act, and any other laws, rules and regulations of governmental authorities having jurisdiction. BISYS shall have no obligation to take cognizance of any laws relating to the sale of the Company 's shares. The Company represents and warrants that no shares of the Company will be offered to the public until the Company's registration statement under the 1933 Act and the 1940 Act has been declared or becomes effective.

      23.   NOTICES.
            -------

            Any notice provided hereunder shall be sufficiently given when sent by registered or certified mail to the party required to be served with such notice at the following address: 3435 Stelzer Road, Columbus, Ohio 43219, or at such other address as such party may from time to time specify in writing to the other party pursuant to this Section.

      24.   HEADINGS.
            --------

            Paragraph headings in this Agreement are included for convenience only and are not to be used to construe or interpret this Agreement.

      25.   ASSIGNMENT.
            ----------

            This Agreement and the rights and duties hereunder shall not be assignable by either of the parties hereto except by the specific written consent of the other party. This Section 25 shall not limit or in any way affect BISYS' right to appoint a Sub-transfer Agent pursuant to Section 1 hereof. This Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and permitted assigns.

      26.   GOVERNING LAW.
            -------------

            This Agreement shall be governed by and provisions shall be construed in accordance with the laws of the State of Ohio.

      27. LIMITATION OF LIABILITY OF THE TRUSTEES AND SHAREHOLDERS OF THE TRUST. The trustees of the Trust and the shareholders of any Series shall not be liable for any obligations of the Trust or any Series under this Contract, and BISYS agrees that, in asserting any rights or claims under this Contract, it shall look only to the assets and property of the Trust or the particular Series in settlement of such right or claims, and not to such trustees or shareholders.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed all as of the day and year first above written.

                                    MITCHELL HUTCHINS LIR MONEY SERIES

                                    By:________________________________

                                    Title: ______________________________


                                    BISYS FUND SERVICES OHIO, INC.

                                    By:________________________________

                                    Title: ______________________________

                                   SCHEDULE A
                                   ----------


Series of the Company:

LIR Premier Money Market Fund

LIR Premier Tax-Free Money Market Fund

                                   SCHEDULE B
                                   ----------

                        TO THE TRANSFER AGENCY AGREEMENT
                                     BETWEEN
                       MITCHELL HUTCHINS LIR MONEY SERIES
                                       AND
                         BISYS FUND SERVICES OHIO, INC.

                            TRANSFER AGENCY SERVICES
                            ------------------------


1.    Shareholder Transactions

      a.    Process shareholder purchase and redemption orders.

      b. Set up account information, including address, dividend option, taxpayer identification numbers and wire instructions.

      c. Issue confirmations in compliance with Rule 10b-10 under the Securities Exchange Act of 1934, as amended.

      d. Issue periodic statements for shareholders.

      e. Process transfers and exchanges.

      f. Process dividend payments, including the purchase of new shares, through dividend reimbursement.

2.    Shareholder Information Services

      a. Make information available to shareholder servicing unit and other remote access units regarding trade date, share price, current holdings, yields, and dividend information.

      b. Produce detailed history of transactions through duplicate or special order statements upon request.

      c.  Provide  mailing  labels  for   distribution  of  financial   reports,
prospectuses, proxy statements or marketing material to current shareholders.

3.    Compliance Reporting

      a. Provide reports to the Securities and Exchange Commission, the National Association of Securities Dealers and the States in which the Fund is registered.

      b. Prepare and distribute appropriate Internal Revenue Service forms for corresponding Fund and shareholder income and capital gains.

      c. Issue tax-withholding reports to the Internal Revenue Service.

4.    Dealer/Load Processing (if applicable)

      a. Provide reports for tracking rights of accumulation and purchases made under a Letter of Intent.

      b. Account for separation of shareholder investments from transaction sale charges for purchase of Fund shares.

      c. Calculate fees due under 12b-1 plans for distribution and marketing expenses.

      d. Track sales and commission statistics by dealer and provide for payment of commissions on direct shareholder purchases in a load Fund.

5.    Shareholder Account Maintenance

      a. Maintain all shareholder records for each account in the Company .

      b. Issue customer statements on scheduled cycle, providing duplicate second and third party copies if required.

      c. Record shareholder account information changes.

      d. Maintain account documentation files for each shareholder.

                                   SCHEDULE C
                                   ----------

                        TO THE TRANSFER AGENCY AGREEMENT
                                     BETWEEN
                       MITCHELL HUTCHINS LIR MONEY SERIES
                                       AND
                         BISYS FUND SERVICES OHIO, INC.

                               TRANSFER AGENT FEES
                               -------------------


Annual Per Fund Fee:    $


Annual Per Account Fee:

      Daily/Monthly Dividend  $
      Annual Dividend   $
      Closed Accounts   $

Additional Services:

Additional services such as IRA processing, development of interface capabilities, servicing of 403(b) and 408(c) accounts, management of cash sweeps between DDAs and mutual fund accounts and coordination of the printing and distribution of prospectuses, annual reports and semi-annual reports are subject to additional fees which will be quoted upon request. Programming costs or database management fees for special reports or specialized processing will be quoted upon request.

Multiple Classes of Shares:

Classes of shares which have different net asset values or pay different daily dividends will be treated as separate classes, and the fee schedule above, including the appropriate minimums, will be charged for each separate class.

Out-of-pocket Expenses:

BISYS shall be entitled to be reimbursed for all reasonable out-of-pocket expenses including, but not limited to, the expenses set forth in Section 3 of the Transfer Agency Agreement to which this Schedule C is attached.

                                   SCHEDULE D
                                   ----------

                        TO THE TRANSFER AGENCY AGREEMENT
                                     BETWEEN
                       MITCHELL HUTCHINS LIR MONEY SERIES
                                       AND
                         BISYS FUND SERVICES OHIO, INC.

                                     REPORTS
                                     -------

1.    Daily Shareholder Activity Journal

2.    Daily Fund Activity Summary Report

      a.    Beginning Balance

      b.    Dealer Transactions

      c.    Shareholder Transactions

      d.    Reinvested Dividends

      e.    Exchanges

      f.    Adjustments

      g.    Ending Balance

3.    Daily Wire and Check Registers

4.    Monthly Dealer Processing Reports

5.    Monthly Dividend Reports

6.    Sales Data Reports for Blue Sky Registration

Annual report by independent public accountants concerning BISYS' shareholder system and internal accounting control systems to be filed with the Securities and Exchange Commission pursuant to Rule 17Ad-13 of the Securities Exchange Act of 1934, as amended.

Such special reports and additional information that the parties may agree upon, from time to time.

                                                           Exhibit No. 8(a)(iii)

             FORM OF TRANSFER AGENCY AND RELATED SERVICES AGREEMENT


        THIS AGREEMENT is made as of December ____, 1999 by and between PFPC INC., a Delaware corporation ("PFPC"), and MITCHELL HUTCHINS LIR MONEY SERIES, a Delaware business trust (the "Fund").

                              W I T N E S S E T H:

        WHEREAS, the Fund is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"); and

        WHEREAS, the Fund wishes to retain PFPC to serve as transfer agent, registrar, dividend disbursing agent and related services agent to the Fund's Portfolios (as hereinafter defined) and PFPC wishes to furnish such services.

        NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

        1.  DEFINITIONS. AS USED IN THIS AGREEMENT:
            --------------------------------------

               (a) "1933 ACT" means the Securities Act of 1933, as amended.

               (b) "1934 ACT" means the Securities Exchange Act of 1934, as amended.

               (c) "AUTHORIZED PERSON" means any officer of the Fund and any other person duly authorized by the Fund's Board of Trustees ("Board") to give Oral Instructions and Written Instructions on behalf of the Fund and listed on the Authorized Persons Appendix attached hereto and made a part hereof or any amendment thereto as may be received by PFPC. An Authorized Person's scope of authority may be limited by the Fund by setting forth such limitation in the Authorized Persons Appendix.

               (d) "CEA" means the Commodities Exchange Act, as amended.

               (e) "ORAL INSTRUCTIONS" mean oral instructions received by PFPC from an Authorized Person.

               (f) "PORTFOLIO" means a series or investment portfolio of the Fund identified on Annex A hereto, as the same may from time to time be amended, if the Fund consists of more than one series or investment portfolio; however, if the Fund does not have separate series or investment portfolios, then this term shall be deemed to refer to the Fund itself.

               (g) "SEC" means the Securities and Exchange Commission.

               (h) "SECURITIES LAWS" mean the 1933 Act, the 1934 Act, the 1940 Act and the CEA. (i) "SHARES" mean the shares of common stock or beneficial interest of any series or class of the Fund.

               (j) "WRITTEN INSTRUCTIONS" mean written instructions signed by an Authorized Person and received by PFPC. The instructions may be delivered by hand, mail, tested telegram, cable, telex or facsimile sending device.

        2. APPOINTMENT. The Fund hereby appoints PFPC to serve as transfer agent, registrar, dividend disbursing agent and related services agent to the Fund, and should the Fund have separate Portfolios, those Portfolios which are listed on Annex A hereto, in accordance with the terms set forth in this Agreement. PFPC accepts such appointment and agrees to furnish such services.

        3. DELIVERY OF DOCUMENTS. The Fund (or a particular Portfolio, as appropriate) has provided or, where applicable, will provide PFPC with the following:

               (a) Certified or  authenticated  copies of the resolutions of the
                   Fund's Board approving the appointment of PFPC to provide services to the Fund and approving this Agreement;

               (b) A copy of each executed broker-dealer  agreement with respect to each Fund; and

               (c) Copies  (certified or  authenticated if requested by PFPC) of any post-effective amendment to the Fund's registration statement, advisory agreement, distribution agreement, shareholder servicing agreement and all amendments or supplements to the foregoing upon request.

        4. COMPLIANCE WITH RULES AND REGULATIONS. PFPC undertakes to comply with all applicable requirements of the Securities Laws and any laws, rules and regulations of governmental authorities having jurisdiction with respect to the duties to be performed by PFPC hereunder. Except as specifically set forth herein, PFPC assumes no responsibility for such compliance by the Fund or any of its Portfolios.

        5. INSTRUCTIONS.

           (a) Unless otherwise provided in this Agreement, PFPC shall act only upon Oral Instructions and Written Instructions.

           (b) PFPC shall be entitled to rely upon any Oral Instructions and Written Instructions it receives from an Authorized Person pursuant to this Agreement. PFPC may assume that any Oral Instruction or Written Instruction received hereunder is not in any way inconsistent with the provisions of organizational documents or of any vote, resolution or proceeding of the Fund's Board or of the Fund's shareholders, unless and until PFPC receives Written Instructions to the contrary.

           (c) The Fund agrees to forward to PFPC Written Instructions confirming Oral Instructions so that PFPC receives the Written Instructions by the close of business on the next day after such Oral Instructions are received. The fact that such confirming Written Instructions are not received by PFPC shall in no way invalidate the transactions or enforceability of the transactions authorized by the Oral Instructions. Where Oral Instructions or Written Instructions reasonably appear to have been received from an Authorized Person, PFPC shall incur no liability to the Fund in acting upon such Oral Instructions or Written Instructions provided that PFPC's actions comply with the other provisions of this Agreement.

        6. RIGHT TO RECEIVE ADVICE.

           (a) ADVICE OF THE FUND. If PFPC is in doubt as to any action it should or should not take, PFPC may request directions or advice, including Oral Instructions or Written Instructions, from the Fund.

           (b) ADVICE OF COUNSEL. If PFPC shall be in doubt as to any question of law pertaining to any action it should or should not take, PFPC may request advice at its own cost from such counsel of its own choosing (who may be counsel for the Fund, the Fund's investment adviser or PFPC, at the option of PFPC).

           (c) CONFLICTING ADVICE. In the event of a conflict between directions, advice or Oral Instructions or Written Instructions PFPC receives from the Fund, and the advice it receives from counsel, PFPC may rely upon and follow the advice of counsel. In the event PFPC so relies on the advice of counsel, PFPC remains liable for any action or omission on the part of PFPC which constitutes willful misfeasance, bad faith, negligence or reckless disregard by PFPC of any duties, obligations or responsibilities set forth in this Agreement.

           (d) PROTECTION OF PFPC. PFPC shall be protected in any action it takes or does not take in reliance upon directions, advice or Oral Instructions or Written Instructions it receives from the Fund or from counsel and which PFPC believes, in good faith, to be consistent with those directions, advice or Oral Instructions or Written Instructions. Nothing in this section shall be construed so as to impose an obligation upon PFPC (i) to seek such directions, advice or Oral Instructions or Written Instructions, or (ii) to act in accordance with such directions, advice or Oral Instructions or Written Instructions unless, under the terms of other provisions of this Agreement, the same is a condition of PFPC's properly taking or not taking such action. Nothing in this subsection shall excuse PFPC when an action or omission on the part of PFPC constitutes willful misfeasance, bad faith, negligence or reckless disregard by PFPC of any duties, obligations or responsibilities set forth in this Agreement.

        7. RECORDS; VISITS. PFPC shall prepare and maintain in complete and accurate form all books and records necessary for it to serve as transfer agent, registrar, dividend disbursing agent and related services agent to each Portfolio, including (a) all those records required to be prepared and maintained by the Fund under the 1940 Act, by other applicable Securities Laws, rules and regulations and by state laws and (b) such books and records as are necessary for PFPC to perform all of the services it agrees to provide in this Agreement and the appendices attached hereto, including but not limited to the books and records necessary to effect the conversion of Class B shares, the calculation of any contingent deferred sales charges and the calculation of front-end sales charges. The books and records pertaining to the Fund, which are in the possession or under the control of PFPC, shall be the property of the Fund. The Fund and Authorized Persons shall have access to such books and records in the possession or under the control of PFPC at all times during PFPC's normal business hours. Upon the reasonable request of the Fund, copies of any such books and records in the possession or under the control of PFPC shall be provided by PFPC to the Fund or to an Authorized Person. Upon reasonable notice by the Fund, PFPC shall make available during regular business hours its facilities and premises employed in connection with its performance of this Agreement for reasonable visits by the Fund, any agent or person designated by the Fund or any regulatory agency having authority over the Fund.

        8. CONFIDENTIALITY. PFPC agrees to keep confidential all records of the Fund and information relating to the Fund and its shareholders (past, present and future), its investment adviser and its principal underwriter, unless the release of such records or information is otherwise consented to, in writing, by the Fund prior to its release. The Fund agrees that such consent shall not be unreasonably withheld and may not be withheld where PFPC may be exposed to civil or criminal contempt proceedings or when required to divulge such information or records to duly constituted authorities.

        9. COOPERATION WITH ACCOUNTANTS. PFPC shall cooperate with the Fund's independent public accountants and shall take all reasonable actions in the performance of its obligations under this Agreement to ensure that the necessary information is made available to such accountants for the expression of their opinion, as required by the Fund.

        10. DISASTER RECOVERY. PFPC shall enter into and shall maintain in effect with appropriate parties one or more agreements making reasonable provisions for periodic backup of computer files and data with respect to the Fund and emergency use of electronic data processing equipment. In the event of equipment failures, PFPC shall, at no additional expense to the Fund, take reasonable steps to minimize service interruptions. PFPC shall have no liability with respect to the loss of data or service interruptions caused by equipment failure, provided such loss or interruption is not caused by PFPC's own willful misfeasance, bad faith, negligence or reckless disregard of its duties or obligations under this Agreement and provided further that PFPC has complied with the provisions of this paragraph 10.

        11. COMPENSATION. As compensation for services rendered by PFPC during the term of this Agreement, the Fund will pay to PFPC a fee or fees as may be agreed to from time to time in writing by the Fund and PFPC.

        12. INDEMNIFICATION.

            (a) The Fund agrees to indemnify and hold harmless PFPC and its affiliates from all taxes, charges, expenses, assessments, penalties, claims and liabilities (including, without limitation, liabilities arising under the Securities Laws and any state and foreign securities and blue sky laws, and amendments thereto), and expenses, including (without limitation) reasonable attorneys' fees and disbursements, arising directly or indirectly from (i) any action or omission to act which PFPC takes (a) at the request or on the direction of or in reliance on the advice of the Fund or (b) upon Oral Instructions or Written Instructions or (ii) the acceptance, processing and/or negotiation of checks or other methods utilized for the purchase of Shares. Neither PFPC, nor any of its affiliates, shall be indemnified against any liability (or any expenses incident to such liability) arising out of PFPC's or its affiliates' own willful misfeasance, bad faith, negligence or reckless disregard of its duties and obligations under this Agreement. The Fund's liability to PFPC for PFPC's acceptance, processing and/or negotiation of checks or other methods utilized for the purchase of Shares shall be limited to the extent of the Fund's policy(ies) of insurance that provide for coverage of such liability, and the Fund's insurance coverage shall take precedence.

            (b) PFPC agrees to indemnify and hold harmless the Fund from all taxes, charges, expenses, assessments, penalties, claims and liabilities arising from PFPC's obligations pursuant to this Agreement (including, without limitation, liabilities arising under the Securities Laws, and any state and foreign securities and blue sky laws, and amendments thereto) and expenses, including (without limitation) reasonable attorneys' fees and disbursements arising directly or indirectly out of PFPC's or its nominee's own willful misfeasance, bad faith, negligence or reckless disregard of its duties and obligations under this Agreement.

            (c) In order that the indemnification provisions contained in this Paragraph 12 shall apply, upon the assertion of a claim for which either party may be required to indemnify the other, the party seeking indemnification shall promptly notify the other party of such assertion, and shall keep the other party advised with respect to all developments concerning such claim. The party who may be required to indemnify shall have the option to participate with the party seeking indemnification in the defense of such claim. The party seeking indemnification shall in no case confess any claim or make any compromise in any case in which the other party may be required to indemnify it except with the other party's prior written consent.

            (d) The members of the Board of the Fund, its officers and shareholders, or of any Portfolio thereof, shall not be liable for any obligations of the Fund, or any such Portfolio, under this Agreement, and PFPC agrees that in asserting any rights or claims under this Agreement, it shall look only to the assets and property of the Fund or the particular Portfolio in settlement of such rights or claims and not to such members of the Board, its officers or shareholders. PFPC further agrees that it will look only to the assets and property of a particular Portfolio of the Fund, should the Fund have established separate series, in asserting any rights or claims under this Agreement with respect to services rendered with respect to that Portfolio and will not seek to obtain settlement of such rights or claims from the assets of any other Portfolio of the Fund.

        13. INSURANCE. PFPC shall maintain insurance of the types and in the amounts deemed by it to be appropriate. To the extent that policies of insurance may provide for coverage of claims for liability or indemnity by the parties set forth in this Agreement, the contracts of insurance shall take precedence, and no provision of this Agreement shall be construed to relieve an insurer of any obligation to pay claims to the Fund, PFPC or other insured party which would otherwise be a covered claim in the absence of any provision of this Agreement.

        14. SECURITY.

            (a) PFPC represents and warrants that, to the best of its knowledge, the various procedures and systems which PFPC has implemented with regard to the safeguarding from loss or damage attributable to fire, theft or any other cause (including provision for twenty-four hours a day restricted access) of the Fund's blank checks, certificates, records and other data and PFPC's equipment, facilities and other property used in the performance of its obligations hereunder are adequate, and that it will make such changes therein from time to time as in its judgment are required for the secure performance of its obligations hereunder. PFPC shall review such systems and procedures on a periodic basis, and the Fund shall have reasonable access to review these systems and procedures.

            (b) Y2K Compliance. PFPC further represents and warrants that any and all electronic data processing systems and programs that it uses or retains in connection with the provision of services hereunder on or before January 1, 1999 will be year 2000 compliant.

        15. RESPONSIBILITY OF PFPC.

            (a) PFPC shall be under no duty to take any action on behalf of the Fund except as specifically set forth herein or as may be specifically agreed to by PFPC in writing. PFPC shall be obligated to exercise care and diligence in the performance of its duties hereunder, to act in good faith and to use its best efforts in performing services provided for under this Agreement. PFPC shall be liable for any damages arising out of PFPC's failure to perform its duties under this Agreement to the extent such damages arise out of PFPC's willful misfeasance, bad faith, negligence or reckless disregard of such duties.

            (b) Without limiting the generality of the foregoing or of any other provision of this Agreement, PFPC shall not be under any duty or obligation to inquire into and shall not be liable for (A) the validity or invalidity or authority or lack thereof of any Oral Instruction or Written Instruction, notice or other instrument which conforms to the applicable requirements of this Agreement, and which PFPC reasonably believes to be genuine; or (B) subject to
Section 10, delays or errors or loss of data occurring by reason of circumstances beyond PFPC's control, including acts of civil or military authority, national emergencies, labor difficulties, fire, flood, catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply.

            (c) Notwithstanding anything in this Agreement to the contrary, neither PFPC nor its affiliates shall be liable to the Fund for any consequential, special or indirect losses or damages which the Fund may incur or suffer by or as a consequence of PFPC's or its affiliates' performance of the services provided hereunder, whether or not the likelihood of such losses or damages was known by PFPC or its affiliates.

            (d) Notwithstanding anything in this Agreement to the contrary, the Fund shall not be liable to PFPC nor its affiliates for any consequential, special or indirect losses or damages which PFPC or its affiliates may incur or suffer by or as a consequence of PFPC's performance of the services provided hereunder, whether or not the likelihood of such losses or damages was known by the Fund.

        16. DESCRIPTION OF SERVICES.

            (a) Services Provided on an Ongoing Basis, If Applicable.
                ----------------------------------------------------

                (i) Calculate 12b-1 payments to financial intermediaries, including brokers, and financial intermediary trail commissions;

                (ii) Develop, monitor and maintain, in consultation with the Fund, all systems necessary to implement and operate the four-tier distribution system, including Class B conversion feature, as described in the registration statement and related documents of the Fund, as they may be amended from time to time;

                (iii) Calculate contingent deferred sales charge amounts upon redemption of Fund shares and deduct such amounts from redemption proceeds;

                (iv) Calculate front-end sales load amounts at time of purchase of shares;

                (v) Determine dates of Class B conversion and effect the same;

                (vi)    Establish and maintain proper shareholder registrations;

                (vii) Review new applications and correspond with shareholders to complete or correct information;

                (viii)  Direct payment processing of checks or wires;

                (ix) Prepare and certify stockholder lists in conjunction with proxy solicitations;

                (x)     Prepare  and  mail  to   shareholders   confirmation  of
                        activity;

                (xi) Provide toll-free lines for direct shareholder use, plus customer liaison staff for on-line inquiry response;

                (xii)   Send duplicate  confirmations to broker-dealers of their
                        clients'   activity,   whether   executed   through  the
                        broker-dealer or directly with PFPC;

                (xiii) Provide periodic shareholder lists, outstanding share calculations and related statistics to the Fund;

                (xiv)   Provide    detailed    data    for    underwriter/broker
                        confirmations;

                (xv) Prepare and mail required calendar and taxable year-end tax and statement information (including forms 1099-DIV and 1099-B and accompanying statements);

                (xvi)   Notify  on  a  daily  basis  the   investment   adviser,
                        accounting agent, and custodian of fund activity;

                (xvii) Perform, itself or through a delegate, such of the services, whether or not included within the scope of another paragraph of this Paragraph 16(a), specified on Annex B hereto as may be agreed upon from time to time; and

                (xviii) Perform  other participating  broker-dealer  shareholder services as may be agreed upon from time to time.

            (b) Services  Provided by  PFPC  Under Oral  Instructions or Written
                ----------------------------------------------------------------
                Instructions.
                ------------

                (i) Accept and post daily Fund and class purchases and redemptions;

                (ii) Accept, post and perform shareholder transfers and exchanges;

                (iii)   Pay dividends and other distributions;

                (iv)    Solicit and tabulate proxies; and

                (v)     Cancel certificates.

            (c) PURCHASE OF SHARES. PFPC shall issue and credit an account of an investor, in the manner described in the Fund's prospectus, once it receives:

                (i)     A purchase order;

                (ii)    Proper  information to establish a shareholder  account;
                        and

                (iii) Confirmation of receipt or crediting of funds for such order to the Fund's custodian.

            (d) REDEMPTION OF SHARES. PFPC shall redeem Shares only if that function is properly authorized by the Fund's organizational documents or resolutions of the Fund's Board. Shares shall be redeemed and payment therefor shall be made in accordance with the Fund's or Portfolio's prospectus.

                (i)     BROKER-DEALER ACCOUNTS.

                        When a broker-dealer notifies PFPC of a redemption desired by a customer, and the Fund's or Portfolio's custodian (the "Custodian") has provided PFPC with funds, PFPC shall (a) transfer by Fedwire or other agreed upon electronic means such redemption payment to the broker-dealer for the credit to, and for the benefit of, the customer's account or (b) shall prepare and send a redemption check to the broker-dealer, made payable to the broker-dealer on behalf of its customer.

                (ii)    FUND-ONLY ACCOUNTS.

                        If Shares (or appropriate instructions) are received in proper form, at the Fund's request Shares may be redeemed before the funds are provided to PFPC from the Custodian. If the recordholder has not directed that redemption proceeds be wired, when the Custodian provides PFPC with funds, the redemption check shall be sent to and made payable to the recordholder, unless:

                        (a) the surrendered certificate is drawn to the order of an assignee or holder and transfer authorization is signed by the recordholder; or

                        (b)  transfer   authorizations   are   signed   by   the
                             recordholder when Shares are held in book-entry form.

            (e) DIVIDENDS AND DISTRIBUTIONS. Upon receipt of a resolution of the Fund's Board authorizing the declaration and payment of dividends and distributions, PFPC shall issue dividends and distributions declared by the Fund in Shares, or, upon shareholder election, pay such dividends and distributions in cash, if provided for in the appropriate Fund's or Portfolio's prospectus.
PFPC shall mail to the Fund's shareholders and the IRS and other appropriate taxing authorities such tax forms, or permissible substitute forms, and other information relating to dividends and distributions paid by the Fund (including designations of the portions of distributions of net capital gain that are 20% rate gain distributions and 28% rate gain distributions pursuant to IRS Notice 97-64) as are required to be filed and mailed by applicable law, rule or regulation within the time required thereby. PFPC shall mail to the Fund's shareholders such tax forms and other information, or permissible substitute notice, relating to dividends and distributions paid by the Fund as are required to be filed and mailed by applicable law, rule or regulation. PFPC shall prepare, maintain and file with the IRS and other appropriate taxing authorities reports relating to all dividends above a stipulated amount paid by the Fund to its shareholders as required by tax or other law, rule or regulation.

            (f) Shareholder Account Services.
                ----------------------------

                (i) PFPC will arrange, in accordance with the appropriate Fund's or Portfolio's prospectus, for issuance of Shares obtained through:

                - The transfer of funds from shareholders' accounts at financial institutions, provided PFPC receives advance Oral or Written Instruction of such transfer;

                -     Any pre-authorized check plan; and

                - Direct purchases through broker wire orders, checks and applications.

                (ii) PFPC will arrange, in accordance with the appropriate Fund's or Portfolio's prospectus, for a shareholder's:

                - Exchange of Shares for shares of another fund with which the Fund has exchange privileges;

                -     Automatic   redemption   from  an   account   where   that
                      shareholder participates in a systematic withdrawal plan; and/or

                - Redemption of Shares from an account with a checkwriting privilege.

            (g)   COMMUNICATIONS   TO   SHAREHOLDERS.    Upon   timely   Written
Instructions,   PFPC  shall  mail  all   communications   by  the  Fund  to  its
shareholders, including:

                (i)   Reports to shareholders;

                (ii)  Confirmations of purchases and sales of Fund shares;

                (iii) Monthly or quarterly statements;

                (iv)  Dividend and distribution notices;

                (v)   Proxy material; and

                (vi)  Tax forms  (including  substitute  forms) and accompanying
                      information   containing  the   information   required  by
                      paragraph 16(e).

               If requested by the Fund, PFPC will receive and tabulate the proxy cards for the meetings of the Fund's shareholders and supply personnel to serve as inspectors of election.

            (h) RECORDS. PFPC shall maintain those records required by the Securities Laws and any laws, rules and regulations of governmental authorities having jurisdiction with respect to the duties to be performed by PFPC hereunder with respect to shareholder accounts or by transfer agents generally, including records of the accounts for each shareholder showing the following information:

                (i) Name, address and United States Taxpayer Identification or Social Security number;

                (ii) Number and class of Shares held and number and class of Shares for which certificates, if any, have been issued, including certificate numbers and denominations;

                (iii) Historical  information  regarding  the  account  of  each shareholder, including dividends and distributions paid, their character (e.g. ordinary income, net capital gain (including 20% rate gain and 28% rate gain), exempt-interest, foreign tax-credit and dividends received deduction eligible) for federal income tax purposes and the date and price for all transactions on a shareholder's account;

                (iv)  Any  stop  or   restraining   order   placed   against   a
                      shareholder's account;

                (v) Any correspondence relating to the current maintenance of a shareholder's account;

                (vi)  Information with respect to withholdings; and

                (vii) Any  information  required in order for the transfer agent to perform any calculations contemplated or required by this Agreement.

            (i) LOST OR STOLEN CERTIFICATES. PFPC shall place a stop notice against any certificate reported to be lost or stolen and comply with all applicable federal regulatory requirements for reporting such loss or alleged misappropriation. The lost or stolen certificate will be canceled and uncertificated Shares will be issued to a shareholder's account only upon:

                (i) The shareholder's pledge of a lost instrument bond or such other appropriate indemnity bond issued by a surety company approved by PFPC; and

                (ii)  Completion  of a  release  and  indemnification  agreement
                      signed  by  the   shareholder  to  protect  PFPC  and  its
                      affiliates.

            (j) SHAREHOLDER INSPECTION OF STOCK RECORDS. Upon a request from any Fund shareholder to inspect stock records, PFPC will notify the Fund, and the Fund will issue instructions granting or denying each such request. Unless PFPC has acted contrary to the Fund's instructions, the Fund agrees and does hereby release PFPC from any liability for refusal of permission for a particular shareholder to inspect the Fund's shareholder records.

            (k) WITHDRAWAL OF SHARES AND CANCELLATION OF CERTIFICATES. Upon receipt of Written Instructions, PFPC shall cancel outstanding certificates surrendered by the Fund to reduce the total amount of outstanding shares by the number of shares surrendered by the Fund.

        17. DURATION AND TERMINATION.
            ------------------------

            (a) This Agreement shall be effective on the date first written above and shall continue until August 1, 2000 (the "Initial Term"). Upon the expiration of the Initial Term, this Agreement shall automatically renew for successive terms of one (1) year ("Renewal Terms") each provided that it may be terminated by either party during a Renewal Term upon written notice given at least ninety (90) days prior to termination. During either the Initial Term or the Renewal Terms, this Agreement may also be terminated on an earlier date by either party for cause.

            (b) With respect to the Fund, cause includes, but is not limited to,
(i) PFPC's material breach of this Agreement causing it to fail to substantially perform its duties under this Agreement. In order for such material breach to constitute "cause" under this Paragraph, PFPC must receive written notice from the Fund specifying the material breach and PFPC shall not have corrected such breach within a 15-day period; (ii) financial difficulties of PFPC evidenced by the authorization or commencement of a voluntary or involuntary bankruptcy under the U.S. Bankruptcy Code or any applicable bankruptcy or similar law, or under any applicable law of any jurisdiction relating to the liquidation or reorganization of debt, the appointment of a receiver or to the modification or alleviation of the rights of creditors; and (iii) issuance of an administrative or court order against PFPC with regard to the material violation or alleged material violation of the Securities Laws or other applicable laws related to its business of performing transfer agency services;

            (c) With respect to PFPC, cause includes, but is not limited to, the failure of the Fund to pay the compensation set forth in writing pursuant to Paragraph 11 of this Agreement.

            (d) Any notice of termination for cause in conformity with subparagraphs (a), (b) and (c) of this Paragraph by the Fund shall be effective thirty (30) days from the date of any such notice. Any notice of termination for cause by PFPC shall be effective 90 days from the date of such notice.

            (e) Upon the termination hereof, the Fund shall pay to PFPC such compensation as may be due for the period prior to the date of such termination. In the event that the Fund designates a successor to any of PFPC's obligations under this Agreement, PFPC shall, at the direction and expense of the Fund, transfer to such successor all relevant books, records and other data established or maintained by PFPC hereunder including, a certified list of the shareholders of the Fund or any Portfolio thereof with name, address, and if provided, taxpayer identification or Social Security number, and a complete record of the account of each shareholder. To the extent that PFPC incurs expenses related to a transfer of responsibilities to a successor, other than expenses involved in PFPC's providing the Fund's books and records described in the preceding sentence to the successors, PFPC shall be entitled to be reimbursed for such extraordinary expenses, including any out-of-pocket expenses reasonably incurred by PFPC in connection with the transfer.

            (f) Any termination effected pursuant to this Paragraph shall not affect the rights and obligations of the parties under Paragraph 12 hereof.

            (g) Notwithstanding the foregoing, this Agreement shall terminate with respect to the Fund or any Portfolio thereof upon the liquidation, merger, or other dissolution of the Fund or Portfolio or upon the Fund's ceasing to be a registered investment company.

        18. REGISTRATION AS A TRANSFER AGENT. PFPC represents that it is currently registered with the appropriate federal agency for the registration of transfer agents, or is otherwise permitted to lawfully conduct its activities without such registration and that it will remain so registered or able to so conduct such activities for the duration of this Agreement. PFPC agrees that it will promptly notify the Fund in the event of any material change in its status as a registered transfer agent. Should PFPC fail to be registered with the SEC as a transfer agent at any time during this Agreement, and such failure to register does not permit PFPC to lawfully conduct its activities, the Fund may, on written notice to PFPC, terminate this Agreement upon five days written notice to PFPC.

        19. NOTICES. All notices and other communications, including Written Instructions, shall be in writing or by confirming telegram, cable, telex or facsimile sending device. Notices shall be addressed (a) if to PFPC, at 400 Bellevue Parkway, Wilmington, Delaware 19809; (b) if to the Fund, at the address of the Fund or (c) if to neither of the foregoing, at such other address as shall have been given by like notice to the sender of any such notice or other communication by the other party. If notice is sent by confirming telegram, cable, telex or facsimile sending device during regular business hours, it shall be deemed to have been given immediately; if sent at a time other than regular business hours, such notice shall be deemed to have been given at the opening of the next business day. If notice is sent by first-class mail, it shall be deemed to have been given three days after it has been mailed. If notice is sent by messenger, it shall be deemed to have been given on the day it is delivered. All postage, cable, telegram, telex and facsimile sending device charges arising from the sending of a notice hereunder shall be paid by the sender.

        20. AMENDMENTS. This Agreement, or any term thereof, may be changed or waived only by a written amendment, signed by the party against whom enforcement of such change or waiver is sought.

        21. ADDITIONAL PORTFOLIOS. In the event that the Fund establishes one or more investment series in addition to and with respect to which it desires to have PFPC render services as transfer agent, registrar, dividend disbursing agent and related services agent under the terms set forth in this Agreement, it shall so notify PFPC in writing, and PFPC shall agree in writing to provide such services, and such investment series shall become a Portfolio hereunder, subject to such additional terms, fees and conditions as are agreed to by the parties.

        22. DELEGATION; ASSIGNMENT.
            ----------------------

            (a) PFPC may, at its own expense, assign its rights and delegate its duties hereunder to any wholly-owned direct or indirect subsidiary of PFPC or PNC Bank Corp., provided that (i) PFPC gives the Fund thirty (30) days' prior written notice; (ii) the delegate (or assignee) agrees with PFPC and the Fund to comply with all relevant provisions of the Securities Laws; and (iii) PFPC and such delegate (or assignee) promptly provide such information as the Fund may request, and respond to such questions as the Fund may ask, relative to the delegation (or assignment), including (without limitation) the capabilities of the delegate (or assignee). The assignment and delegation of any of PFPC's duties under this subparagraph (a) shall not relieve PFPC of any of its responsibilities or liabilities under this Agreement.

            (b) PFPC may delegate to PaineWebber Incorporated its obligation to perform the services described on Annex B hereto. In addition, PFPC may assign its rights and delegate its other duties hereunder to PaineWebber Incorporated or Mitchell Hutchins Asset Management Inc. or an affiliated person of either, provided that (i) PFPC gives the Fund thirty (30) days' prior written notice;
(ii) the delegate (or assignee) agrees with PFPC and the Fund to comply with all relevant provisions of the Securities Laws; and (iii) PFPC and such delegate (or assignee) promptly provide such information as the Fund may request, and respond to such questions as the Fund may ask, relative to the delegation (or assignment), including (without limitation) the capabilities of the delegate (or assignee). In assigning its rights and delegating its duties under this paragraph, PFPC may impose such conditions or limitations as it determines appropriate including the condition that PFPC be retained as a sub-transfer agent.

            (c) In the event that PFPC assigns its rights and delegates its duties under this section, no amendment of the terms of this Agreement shall become effective without the written consent of PFPC.

        23. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

        24. FURTHER ACTIONS. Each party agrees to perform such further acts and execute such further documents as are necessary to effectuate the purposes hereof.

        25. MISCELLANEOUS.
            -------------

            (a) ENTIRE AGREEMENT. This Agreement embodies the entire agreement and understanding between the parties and supersedes all prior agreements and understandings relating to the subject matter hereof, provided that the parties may embody in one or more separate documents their agreement, if any, with respect to services to be performed and fees payable under this Agreement.

            (b) CAPTIONS. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

            (c) GOVERNING LAW. This Agreement shall be deemed to be a contract made in Delaware and governed by Delaware law, without regard to principles of conflicts of law.

            (d) PARTIAL INVALIDITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

            (e) SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

            (f) FACSIMILE SIGNATURES. The facsimile signature of any party to this Agreement shall constitute the valid and binding execution hereof by such party.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

                                    PFPC INC.

                                    By:_____________________________

                                    Title:__________________________


                                    MITCHELL HUTCHINS LIR
                                    MONEY SERIES

                                    By:_____________________________

                                    Title:__________________________

                                     ANNEX A

                                   Portfolios

                             LIR Cash Reserves Fund

                           Authorized PERSONS APPENDIX


NAME (TYPE)                             SIGNATURE


_________________________________       ____________________________________


_________________________________       ____________________________________


_________________________________       ____________________________________


_________________________________       ____________________________________


_________________________________       ____________________________________


_________________________________       ____________________________________

                                     ANNEX B


a. Establish and maintain a dedicated service center with sufficient facilities, equipment and skilled personnel to address all shareholder inquiries received by telephone, mail or in-person regarding the Funds and their accounts

b.      Provide timely  execution of  redemptions,  exchanges and  non-financial
        transactions   directed  to  investment   executives  and   specifically
        requested by Fund shareholders

c. Issue checks from proceeds of Fund share redemptions to shareholders as directed by the shareholders or their agents

d.      Process and maintain shareholder account registration information

e.      With  respect  to  customer  accounts   maintained  through  PaineWebber
        Incorporated ("PaineWebber"), review new applications and correspond with shareholders to complete or correct information

f. Prepare and mail monthly or quarterly consolidated account statements that reflect PaineWebber Mutual Fund balances and transactions (such information to be combined with other activity and holdings in investors' brokerage accounts if this responsibility is delegated to PaineWebber)

g. Establish and maintain a dedicated service center with sufficient facilities, equipment and skilled personnel to address all branch inquiries regarding operational issues and performance

h. Capture, process and mail required tax information to shareholders and report this information to the Internal Revenue Service

i. Provide the capability to margin PaineWebber Mutual Funds held within the client's brokerage account (if this responsibility is delegated to PaineWebber)

j. Prepare and provide shareholder registrations for mailing of proxies, reports and other communications to shareholders

k. Develop, maintain and issue checks from the PaineWebber systematic withdrawal plan offered within the client's brokerage account (if this responsibility is delegated to PaineWebber)

l. Maintain duplicate shareholder records and reconcile those records with those at the transfer agent (if this responsibility is delegated to PaineWebber)

m. Process and mail duplicate PaineWebber monthly or quarterly statements to PaineWebber Investment Executives

n. Establish and maintain shareholder distribution options (i.e., election to have dividends paid in cash, rather than reinvested in Fund shares)

o. Process and mail purchase, redemption and exchange confirmations to Fund shareholders and PaineWebber Investment Executives

p.      Issue dividend checks to shareholders that select cash  distributions to
        their  brokerage  account  (if  this   responsibility  is  delegated  to
        PaineWebber)

q. Develop and maintain the automatic investment plan offered within the client's brokerage account (if this responsibility is delegated to PaineWebber)

r. Provide bank-to-bank wire transfer capabilities related to transactions in Fund shares

s. Maintain computerized compliance programs for blue sky and non-resident alien requirements (only with respect to PaineWebber Cashfund, Inc.)

                                                            Exhibit No. 8(a)(iv)

             FORM OF TRANSFER AGENCY AND RELATED SERVICES AGREEMENT


      THIS AGREEMENT is made as of December ____, 1999 by and between PFPC INC., a Delaware corporation ("PFPC"), and MITCHELL HUTCHINS LIR MONEY SERIES, a Delaware business trust (the "Fund").

                              W I T N E S S E T H:

      WHEREAS, the Fund is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"); and

      WHEREAS, the Fund wishes to retain PFPC to serve as transfer agent, registrar, dividend disbursing agent and related services agent to the Fund's Portfolios (as hereinafter defined) and PFPC wishes to furnish such services.

      NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

      1.    DEFINITIONS. AS USED IN THIS AGREEMENT:

            (a) "1933 ACT" means the Securities Act of 1933, as amended.

            (b) "1934 ACT" means the Securities Exchange Act of 1934, as amended.

            (c) "AUTHORIZED PERSON" means any officer of the Fund and any other person duly authorized by the Fund's Board of Trustees ("Board") to give Oral Instructions and Written Instructions on behalf of the Fund and listed on the Authorized Persons Appendix attached hereto and made a part hereof or any amendment thereto as may be received by PFPC. An Authorized Person's scope of authority may be limited by the Fund by setting forth such limitation in the Authorized Persons Appendix.

            (d) "CEA" means the Commodities Exchange Act, as amended.

            (e) "ORAL INSTRUCTIONS" mean oral instructions received by PFPC from an Authorized Person.

            (f) "PORTFOLIO" means a series or investment portfolio of the Fund identified on Annex A hereto, as the same may from time to time be amended, if the Fund consists of more than one series or investment portfolio; however, if the Fund does not have separate series or investment portfolios, then this term shall be deemed to refer to the Fund itself.

            (g) "SEC" means the Securities and Exchange Commission.

            (h) "SECURITIES LAWS" mean the 1933 Act, the 1934 Act, the 1940 Act and the CEA.

            (i) "SHARES" mean the shares of common stock or beneficial interest of any series or class of the Fund.

            (j) "WRITTEN INSTRUCTIONS" mean written instructions signed by an Authorized Person and received by PFPC. The instructions may be delivered by hand, mail, tested telegram, cable, telex or facsimile sending device.

      2. APPOINTMENT. The Fund hereby appoints PFPC to serve as transfer agent, registrar, dividend disbursing agent and related services agent to the Fund, and should the Fund have separate Portfolios, those Portfolios which are listed on Annex A hereto, in accordance with the terms set forth in this Agreement. PFPC accepts such appointment and agrees to furnish such services.

      3. DELIVERY OF DOCUMENTS. The Fund (or a particular Portfolio, as appropriate) has provided or, where applicable, will provide PFPC with the following:

            (a) Certified  or  authenticated  copies of the  resolutions  of the
                Fund's Board approving the appointment of PFPC to provide services to the Fund and approving this Agreement;

           (b) A copy of each executed broker-dealer agreement with respect to each Fund; and

           (c) Copies (certified or authenticated if requested by PFPC) of any post-effective amendment to the Fund's registration statement, advisory agreement, distribution agreement, shareholder servicing agreement and all amendments or supplements to the foregoing upon request.

      4. COMPLIANCE WITH RULES AND REGULATIONS. PFPC undertakes to comply with all applicable requirements of the Securities Laws and any laws, rules and regulations of governmental authorities having jurisdiction with respect to the duties to be performed by PFPC hereunder. Except as specifically set forth herein, PFPC assumes no responsibility for such compliance by the Fund or any of its Portfolios.

      5.    INSTRUCTIONS.

            (a) Unless otherwise provided in this Agreement, PFPC shall act only upon Oral Instructions and Written Instructions.

            (b) PFPC shall be entitled to rely upon any Oral Instructions and Written Instructions it receives from an Authorized Person pursuant to this Agreement. PFPC may assume that any Oral Instruction or Written Instruction received hereunder is not in any way inconsistent with the provisions of organizational documents or of any vote, resolution or proceeding of the Fund's Board or of the Fund's shareholders, unless and until PFPC receives Written Instructions to the contrary.

            (c) The Fund agrees to forward to PFPC Written Instructions confirming Oral Instructions so that PFPC receives the Written Instructions by the close of business on the next day after such Oral Instructions are received. The fact that such confirming Written Instructions are not received by PFPC shall in no way invalidate the transactions or enforceability of the transactions authorized by the Oral Instructions. Where Oral Instructions or Written Instructions reasonably appear to have been received from an Authorized Person, PFPC shall incur no liability to the Fund in acting upon such Oral Instructions or Written Instructions provided that PFPC's actions comply with the other provisions of this Agreement.

      6.    RIGHT TO RECEIVE ADVICE.

            (a) ADVICE OF THE FUND. If PFPC is in doubt as to any action it should or should not take, PFPC may request directions or advice, including Oral Instructions or Written Instructions, from the Fund.

            (b) ADVICE OF COUNSEL. If PFPC shall be in doubt as to any question of law pertaining to any action it should or should not take, PFPC may request advice at its own cost from such counsel of its own choosing (who may be counsel for the Fund, the Fund's investment adviser or PFPC, at the option of PFPC).

            (c) CONFLICTING ADVICE. In the event of a conflict between directions, advice or Oral Instructions or Written Instructions PFPC receives from the Fund, and the advice it receives from counsel, PFPC may rely upon and follow the advice of counsel. In the event PFPC so relies on the advice of counsel, PFPC remains liable for any action or omission on the part of PFPC which constitutes willful misfeasance, bad faith, negligence or reckless disregard by PFPC of any duties, obligations or responsibilities set forth in this Agreement.

            (d) PROTECTION OF PFPC. PFPC shall be protected in any action it takes or does not take in reliance upon directions, advice or Oral Instructions or Written Instructions it receives from the Fund or from counsel and which PFPC believes, in good faith, to be consistent with those directions, advice or Oral Instructions or Written Instructions. Nothing in this section shall be construed so as to impose an obligation upon PFPC (i) to seek such directions, advice or Oral Instructions or Written Instructions, or (ii) to act in accordance with such directions, advice or Oral Instructions or Written Instructions unless, under the terms of other provisions of this Agreement, the same is a condition of PFPC's properly taking or not taking such action. Nothing in this subsection shall excuse PFPC when an action or omission on the part of PFPC constitutes willful misfeasance, bad faith, negligence or reckless disregard by PFPC of any duties, obligations or responsibilities set forth in this Agreement.

      7. RECORDS; VISITS. PFPC shall prepare and maintain in complete and accurate form all books and records necessary for it to serve as transfer agent, registrar, dividend disbursing agent and related services agent to each Portfolio, including (a) all those records required to be prepared and maintained by the Fund under the 1940 Act, by other applicable Securities Laws, rules and regulations and by state laws and (b) such books and records as are necessary for PFPC to perform all of the services it agrees to provide in this Agreement and the appendices attached hereto, including but not limited to the books and records necessary to effect the conversion of Class B shares, the calculation of any contingent deferred sales charges and the calculation of front-end sales charges. The books and records pertaining to the Fund, which are in the possession or under the control of PFPC, shall be the property of the Fund. The Fund and Authorized Persons shall have access to such books and records in the possession or under the control of PFPC at all times during PFPC's normal business hours. Upon the reasonable request of the Fund, copies of any such books and records in the possession or under the control of PFPC shall be provided by PFPC to the Fund or to an Authorized Person. Upon reasonable notice by the Fund, PFPC shall make available during regular business hours its facilities and premises employed in connection with its performance of this Agreement for reasonable visits by the Fund, any agent or person designated by the Fund or any regulatory agency having authority over the Fund.

      8. CONFIDENTIALITY. PFPC agrees to keep confidential all records of the Fund and information relating to the Fund and its shareholders (past, present and future), its investment adviser and its principal underwriter, unless the release of such records or information is otherwise consented to, in writing, by the Fund prior to its release. The Fund agrees that such consent shall not be unreasonably withheld and may not be withheld where PFPC may be exposed to civil or criminal contempt proceedings or when required to divulge such information or records to duly constituted authorities.

      9. COOPERATION WITH ACCOUNTANTS. PFPC shall cooperate with the Fund's independent public accountants and shall take all reasonable actions in the performance of its obligations under this Agreement to ensure that the necessary information is made available to such accountants for the expression of their opinion, as required by the Fund.

      10. DISASTER RECOVERY. PFPC shall enter into and shall maintain in effect with appropriate parties one or more agreements making reasonable provisions for periodic backup of computer files and data with respect to the Fund and emergency use of electronic data processing equipment. In the event of equipment failures, PFPC shall, at no additional expense to the Fund, take reasonable steps to minimize service interruptions. PFPC shall have no liability with respect to the loss of data or service interruptions caused by equipment failure, provided such loss or interruption is not caused by PFPC's own willful misfeasance, bad faith, negligence or reckless disregard of its duties or obligations under this Agreement and provided further that PFPC has complied with the provisions of this paragraph 10.

      11. COMPENSATION. As compensation for services rendered by PFPC during the term of this Agreement, the Fund will pay to PFPC a fee or fees as may be agreed to from time to time in writing by the Fund and PFPC.

      12.   INDEMNIFICATION.

            (a) The Fund agrees to indemnify and hold harmless PFPC and its affiliates from all taxes, charges, expenses, assessments, penalties, claims and liabilities (including, without limitation, liabilities arising under the Securities Laws and any state and foreign securities and blue sky laws, and amendments thereto), and expenses, including (without limitation) reasonable attorneys' fees and disbursements, arising directly or indirectly from (i) any action or omission to act which PFPC takes (a) at the request or on the direction of or in reliance on the advice of the Fund or (b) upon Oral Instructions or Written Instructions or (ii) the acceptance, processing and/or negotiation of checks or other methods utilized for the purchase of Shares. Neither PFPC, nor any of its affiliates, shall be indemnified against any liability (or any expenses incident to such liability) arising out of PFPC's or its affiliates' own willful misfeasance, bad faith, negligence or reckless disregard of its duties and obligations under this Agreement. The Fund's liability to PFPC for PFPC's acceptance, processing and/or negotiation of checks or other methods utilized for the purchase of Shares shall be limited to the extent of the Fund's policy(ies) of insurance that provide for coverage of such liability, and the Fund's insurance coverage shall take precedence.

           (b) PFPC agrees to indemnify and hold harmless the Fund from all taxes, charges, expenses, assessments, penalties, claims and liabilities arising from PFPC's obligations pursuant to this Agreement (including, without limitation, liabilities arising under the Securities Laws, and any state and foreign securities and blue sky laws, and amendments thereto) and expenses, including (without limitation) reasonable attorneys' fees and disbursements arising directly or indirectly out of PFPC's or its nominee's own willful misfeasance, bad faith, negligence or reckless disregard of its duties and obligations under this Agreement.

           (c) In order that the indemnification provisions contained in this Paragraph 12 shall apply, upon the assertion of a claim for which either party may be required to indemnify the other, the party seeking indemnification shall promptly notify the other party of such assertion, and shall keep the other party advised with respect to all developments concerning such claim. The party who may be required to indemnify shall have the option to participate with the party seeking indemnification in the defense of such claim. The party seeking indemnification shall in no case confess any claim or make any compromise in any case in which the other party may be required to indemnify it except with the other party's prior written consent.

            (d) The members of the Board of the Fund, its officers and shareholders, or of any Portfolio thereof, shall not be liable for any obligations of the Fund, or any such Portfolio, under this Agreement, and PFPC agrees that in asserting any rights or claims under this Agreement, it shall look only to the assets and property of the Fund or the particular Portfolio in settlement of such rights or claims and not to such members of the Board, its officers or shareholders. PFPC further agrees that it will look only to the assets and property of a particular Portfolio of the Fund, should the Fund have established separate series, in asserting any rights or claims under this Agreement with respect to services rendered with respect to that Portfolio and will not seek to obtain settlement of such rights or claims from the assets of any other Portfolio of the Fund.

      13. INSURANCE. PFPC shall maintain insurance of the types and in the amounts deemed by it to be appropriate. To the extent that policies of insurance may provide for coverage of claims for liability or indemnity by the parties set forth in this Agreement, the contracts of insurance shall take precedence, and no provision of this Agreement shall be construed to relieve an insurer of any obligation to pay claims to the Fund, PFPC or other insured party which would otherwise be a covered claim in the absence of any provision of this Agreement.

      14.   SECURITY.

            (a) PFPC represents and warrants that, to the best of its knowledge, the various procedures and systems which PFPC has implemented with regard to the safeguarding from loss or damage attributable to fire, theft or any other cause (including provision for twenty-four hours a day restricted access) of the Fund's blank checks, certificates, records and other data and PFPC's equipment, facilities and other property used in the performance of its obligations hereunder are adequate, and that it will make such changes therein from time to time as in its judgment are required for the secure performance of its obligations hereunder. PFPC shall review such systems and procedures on a periodic basis, and the Fund shall have reasonable access to review these systems and procedures.

            (b) Y2K Compliance. PFPC further represents and warrants that any and all electronic data processing systems and programs that it uses or retains in connection with the provision of services hereunder on or before January 1, 1999 will be year 2000 compliant.

      15.   RESPONSIBILITY OF PFPC.

            (a) PFPC shall be under no duty to take any action on behalf of the Fund except as specifically set forth herein or as may be specifically agreed to by PFPC in writing. PFPC shall be obligated to exercise care and diligence in the performance of its duties hereunder, to act in good faith and to use its best efforts in performing services provided for under this Agreement. PFPC shall be liable for any damages arising out of PFPC's failure to perform its duties under this Agreement to the extent such damages arise out of PFPC's willful misfeasance, bad faith, negligence or reckless disregard of such duties.

            (b) Without limiting the generality of the foregoing or of any other provision of this Agreement, PFPC shall not be under any duty or obligation to inquire into and shall not be liable for (A) the validity or invalidity or authority or lack thereof of any Oral Instruction or Written Instruction, notice or other instrument which conforms to the applicable requirements of this Agreement, and which PFPC reasonably believes to be genuine; or (B) subject to
Section 10, delays or errors or loss of data occurring by reason of circumstances beyond PFPC's control, including acts of civil or military authority, national emergencies, labor difficulties, fire, flood, catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply.

            (c) Notwithstanding anything in this Agreement to the contrary, neither PFPC nor its affiliates shall be liable to the Fund for any consequential, special or indirect losses or damages which the Fund may incur or suffer by or as a consequence of PFPC's or its affiliates' performance of the services provided hereunder, whether or not the likelihood of such losses or damages was known by PFPC or its affiliates.

            (d) Notwithstanding anything in this Agreement to the contrary, the Fund shall not be liable to PFPC nor its affiliates for any consequential, special or indirect losses or damages which PFPC or its affiliates may incur or suffer by or as a consequence of PFPC's performance of the services provided hereunder, whether or not the likelihood of such losses or damages was known by the Fund.

      16.  DESCRIPTION OF SERVICES.

           (a) Services Provided on an Ongoing Basis, If Applicable.
               -----------------------------------------------------

               (i) Calculate 12b-1 payments to financial intermediaries, including brokers, and financial intermediary trail commissions;

               (ii) Develop, monitor and maintain, in consultation with the Fund, all systems necessary to implement and operate the four-tier distribution system, including Class B conversion feature, as described in the registration statement and related documents of the Fund, as they may be amended from time to time;

               (iii) Calculate contingent deferred sales charge amounts upon redemption of Fund shares and deduct such amounts from redemption proceeds;

               (iv) Calculate front-end sales load amounts at time of purchase of shares;

               (v) Determine dates of Class B conversion and effect the same;

               (vi)     Establish    and    maintain     proper     shareholder
                        registrations;

               (vii) Review new applications and correspond with shareholders to complete or correct information;

               (viii)   Direct payment processing of checks or wires;

               (ix) Prepare and certify stockholder lists in conjunction with proxy solicitations;

               (x)      Prepare  and  mail  to  shareholders   confirmation  of
                        activity;

               (xi) Provide toll-free lines for direct shareholder use, plus customer liaison staff for on-line inquiry response;

               (xii)    Send duplicate  confirmations to broker-dealers of their
                        clients'   activity,   whether   executed   through  the
                        broker-dealer or directly with PFPC;

               (xiii) Provide periodic shareholder lists, outstanding share calculations and related statistics to the Fund;

               (xiv)    Provide   detailed    data    for     underwriter/broker
                        confirmations;

               (xv) Prepare and mail required calendar and taxable year-end tax and statement information (including forms 1099-DIV and 1099-B and accompanying statements);

               (xvi)    Notify  on   a   daily  basis  the  investment  adviser,
                        accounting agent, and custodian of fund activity;

               (xvii) Perform, itself or through a delegate, such of the services, whether or not included within the scope of another paragraph of this Paragraph 16(a), specified on Annex B hereto as may be agreed upon from time to time; and

               (xviii) Perform other participating broker-dealer shareholder services as may be agreed upon from time to time.

           (b) Services Provided by PFPC Under Oral Instructions or Written
               ------------------------------------------------------------
               Instructions.
               ------------

               (i) Accept and post daily Fund and class purchases and redemptions;

               (ii) Accept, post and perform shareholder transfers and exchanges;

               (iii)    Pay dividends and other distributions;

               (iv)     Solicit and tabulate proxies; and

               (v)      Cancel certificates.

           (c) PURCHASE OF SHARES. PFPC shall issue and credit an account of an investor, in the manner described in the Fund's prospectus, once it receives:

               (i)      A purchase order;

               (ii)     Proper  information to establish a shareholder  account;
                        and

               (iii) Confirmation of receipt or crediting of funds for such order to the Fund's custodian.

           (d) REDEMPTION OF SHARES. PFPC shall redeem Shares only if that function is properly authorized by the Fund's organizational documents or resolutions of the Fund's Board. Shares shall be redeemed and payment therefor shall be made in accordance with the Fund's or Portfolio's prospectus.

               (i)      Broker-Dealer Accounts.
                        ----------------------

                        When a broker-dealer notifies PFPC of a redemption desired by a customer, and the Fund's or Portfolio's custodian (the "Custodian") has provided PFPC with funds, PFPC shall (a) transfer by Fedwire or other agreed upon electronic means such redemption payment to the broker-dealer for the credit to, and for the benefit of, the customer's account or (b) shall prepare and send a redemption check to the broker-dealer, made payable to the broker-dealer on behalf of its customer.

                (ii)    Fund-Only Accounts.
                        ------------------

                        If Shares (or appropriate instructions) are received in proper form, at the Fund's request Shares may be redeemed before the funds are provided to PFPC from the Custodian. If the recordholder has not directed that redemption proceeds be wired, when the Custodian provides PFPC with funds, the redemption check shall be sent to and made payable to the recordholder, unless:

                        (a) the surrendered certificate is drawn to the order of an assignee or holder and transfer authorization is signed by the recordholder; or

                        (b)    transfer   authorizations   are   signed  by  the
                               recordholder when Shares are held in book-entry form.

           (e) DIVIDENDS AND DISTRIBUTIONS. Upon receipt of a resolution of the Fund's Board authorizing the declaration and payment of dividends and distributions, PFPC shall issue dividends and distributions declared by the Fund in Shares, or, upon shareholder election, pay such dividends and distributions in cash, if provided for in the appropriate Fund's or Portfolio's prospectus.
PFPC shall mail to the Fund's shareholders and the IRS and other appropriate taxing authorities such tax forms, or permissible substitute forms, and other information relating to dividends and distributions paid by the Fund (including designations of the portions of distributions of net capital gain that are 20% rate gain distributions and 28% rate gain distributions pursuant to IRS Notice 97-64) as are required to be filed and mailed by applicable law, rule or regulation within the time required thereby. PFPC shall mail to the Fund's shareholders such tax forms and other information, or permissible substitute notice, relating to dividends and distributions paid by the Fund as are required to be filed and mailed by applicable law, rule or regulation. PFPC shall prepare, maintain and file with the IRS and other appropriate taxing authorities reports relating to all dividends above a stipulated amount paid by the Fund to its shareholders as required by tax or other law, rule or regulation.

           (f) Shareholder Account Services.
               ----------------------------

               (i) PFPC will arrange, in accordance with the appropriate Fund's or Portfolio's prospectus, for issuance of Shares obtained through:

               - The transfer of funds from shareholders' accounts at financial institutions, provided PFPC receives advance Oral or Written Instruction of such transfer;

               -        Any pre-authorized check plan; and

               - Direct purchases through broker wire orders, checks and applications.

               (ii) PFPC will arrange, in accordance with the appropriate Fund's or Portfolio's prospectus, for a shareholder's:

               - Exchange of Shares for shares of another fund with which the Fund has exchange privileges;

               -        Automatic   redemption   from   an  account  where  that
                        shareholder participates in a systematic withdrawal plan; and/or

                -       Redemption   of   Shares   from  an   account   with   a
                        checkwriting privilege.

           (g) COMMUNICATIONS TO SHAREHOLDERS. Upon timely Written Instructions, PFPC shall mail all communications by the Fund to its shareholders, including:

               (i)      Reports to shareholders;

               (ii)     Confirmations of purchases and sales of Fund shares;

               (iii)    Monthly or quarterly statements;

               (iv)     Dividend and distribution notices;

               (v)      Proxy material; and

               (vi)     Tax  forms (including substitute forms) and accompanying
                        information  containing  the  information   required  by
                        paragraph 16(e).

           If requested by the Fund, PFPC will receive and tabulate the proxy cards for the meetings of the Fund's shareholders and supply personnel to serve as inspectors of election.

           (h) RECORDS. PFPC shall maintain those records required by the Securities Laws and any laws, rules and regulations of governmental authorities having jurisdiction with respect to the duties to be performed by PFPC hereunder with respect to shareholder accounts or by transfer agents generally, including records of the accounts for each shareholder showing the following information:

               (i)      Name,    address    and    United     States    Taxpayer
                        Identification or Social Security number;

               (ii) Number and class of Shares held and number and class of Shares for which certificates, if any, have been issued, including certificate numbers and denominations;

               (iii) Historical information regarding the account of each shareholder, including dividends and distributions paid, their character (e.g. ordinary income, net capital gain (including 20% rate gain and 28% rate gain), exempt-interest, foreign tax-credit and dividends received deduction eligible) for federal income tax purposes and the date and price for all transactions on a shareholder's account;

               (iv)     Any  stop  or   restraining   order  placed   against  a
                        shareholder's account;

               (v) Any correspondence relating to the current maintenance of a shareholder's account;

               (vi)     Information with respect to withholdings; and

               (vii) Any information required in order for the transfer agent to perform any calculations contemplated or required by this Agreement.

           (i) LOST OR STOLEN CERTIFICATES. PFPC shall place a stop notice against any certificate reported to be lost or stolen and comply with all applicable federal regulatory requirements for reporting such loss or alleged misappropriation. The lost or stolen certificate will be canceled and uncertificated Shares will be issued to a shareholder's account only upon:

                (i) The shareholder's pledge of a lost instrument bond or such other appropriate indemnity bond issued by a surety company approved by PFPC; and

                (ii) Completion of a release and indemnification agreement signed by the shareholder to protect PFPC and its affiliates.

           (j) SHAREHOLDER INSPECTION OF STOCK RECORDS. Upon a request from any Fund shareholder to inspect stock records, PFPC will notify the Fund, and the Fund will issue instructions granting or denying each such request. Unless PFPC has acted contrary to the Fund's instructions, the Fund agrees and does hereby release PFPC from any liability for refusal of permission for a particular shareholder to inspect the Fund's shareholder records.

           (k) WITHDRAWAL OF SHARES AND CANCELLATION OF CERTIFICATES. Upon receipt of Written Instructions, PFPC shall cancel outstanding certificates surrendered by the Fund to reduce the total amount of outstanding shares by the number of shares surrendered by the Fund.

      17. DURATION AND TERMINATION.
          ------------------------

          (a) This Agreement shall be effective on the date first written above and shall continue until August 1, 2000 (the "Initial Term"). Upon the expiration of the Initial Term, this Agreement shall automatically renew for successive terms of one (1) year ("Renewal Terms") each provided that it may be terminated by either party during a Renewal Term upon written notice given at least ninety (90) days prior to termination. During either the Initial Term or the Renewal Terms, this Agreement may also be terminated on an earlier date by either party for cause.

          (b) With respect to the  Fund, cause includes,  but is not limited to,
(i) PFPC's material breach of this Agreement causing it to fail to substantially perform its duties under this Agreement. In order for such material breach to constitute "cause" under this Paragraph, PFPC must receive written notice from the Fund specifying the material breach and PFPC shall not have corrected such breach within a 15-day period; (ii) financial difficulties of PFPC evidenced by the authorization or commencement of a voluntary or involuntary bankruptcy under the U.S. Bankruptcy Code or any applicable bankruptcy or similar law, or under any applicable law of any jurisdiction relating to the liquidation or reorganization of debt, the appointment of a receiver or to the modification or alleviation of the rights of creditors; and (iii) issuance of an administrative or court order against PFPC with regard to the material violation or alleged material violation of the Securities Laws or other applicable laws related to its business of performing transfer agency services;

          (c) With respect to PFPC, cause includes, but is not limited to, the failure of the Fund to pay the compensation set forth in writing pursuant to Paragraph 11 of this Agreement.

          (d) Any notice of termination for cause in conformity with subparagraphs (a), (b) and (c) of this Paragraph by the Fund shall be effective thirty (30) days from the date of any such notice. Any notice of termination for cause by PFPC shall be effective 90 days from the date of such notice.

          (e) Upon the termination hereof, the Fund shall pay to PFPC such compensation as may be due for the period prior to the date of such termination. In the event that the Fund designates a successor to any of PFPC's obligations under this Agreement, PFPC shall, at the direction and expense of the Fund, transfer to such successor all relevant books, records and other data established or maintained by PFPC hereunder including, a certified list of the shareholders of the Fund or any Portfolio thereof with name, address, and if provided, taxpayer identification or Social Security number, and a complete record of the account of each shareholder. To the extent that PFPC incurs expenses related to a transfer of responsibilities to a successor, other than expenses involved in PFPC's providing the Fund's books and records described in the preceding sentence to the successors, PFPC shall be entitled to be reimbursed for such extraordinary expenses, including any out-of-pocket expenses reasonably incurred by PFPC in connection with the transfer.

          (f) Any termination effected pursuant to this Paragraph shall not affect the rights and obligations of the parties under Paragraph 12 hereof.

          (g) Notwithstanding the foregoing, this Agreement shall terminate with respect to the Fund or any Portfolio thereof upon the liquidation, merger, or other dissolution of the Fund or Portfolio or upon the Fund's ceasing to be a registered investment company.

      18. REGISTRATION AS A TRANSFER AGENT. PFPC represents that it is currently registered with the appropriate federal agency for the registration of transfer agents, or is otherwise permitted to lawfully conduct its activities without such registration and that it will remain so registered or able to so conduct such activities for the duration of this Agreement. PFPC agrees that it will promptly notify the Fund in the event of any material change in its status as a registered transfer agent. Should PFPC fail to be registered with the SEC as a transfer agent at any time during this Agreement, and such failure to register does not permit PFPC to lawfully conduct its activities, the Fund may, on written notice to PFPC, terminate this Agreement upon five days written notice to PFPC.

      19. NOTICES. All notices and other communications, including Written Instructions, shall be in writing or by confirming telegram, cable, telex or facsimile sending device. Notices shall be addressed (a) if to PFPC, at 400 Bellevue Parkway, Wilmington, Delaware 19809; (b) if to the Fund, at the address of the Fund or (c) if to neither of the foregoing, at such other address as shall have been given by like notice to the sender of any such notice or other communication by the other party. If notice is sent by confirming telegram, cable, telex or facsimile sending device during regular business hours, it shall be deemed to have been given immediately; if sent at a time other than regular business hours, such notice shall be deemed to have been given at the opening of the next business day. If notice is sent by first-class mail, it shall be deemed to have been given three days after it has been mailed. If notice is sent by messenger, it shall be deemed to have been given on the day it is delivered. All postage, cable, telegram, telex and facsimile sending device charges arising from the sending of a notice hereunder shall be paid by the sender.

      20. AMENDMENTS. This Agreement, or any term thereof, may be changed or waived only by a written amendment, signed by the party against whom enforcement of such change or waiver is sought.

      21. ADDITIONAL PORTFOLIOS. In the event that the Fund establishes one or more investment series in addition to and with respect to which it desires to have PFPC render services as transfer agent, registrar, dividend disbursing agent and related services agent under the terms set forth in this Agreement, it shall so notify PFPC in writing, and PFPC shall agree in writing to provide such services, and such investment series shall become a Portfolio hereunder, subject to such additional terms, fees and conditions as are agreed to by the parties.

      22. DELEGATION; ASSIGNMENT.

          (a) PFPC may, at its own expense, assign its rights and delegate its duties hereunder to any wholly-owned direct or indirect subsidiary of PFPC or PNC Bank Corp., provided that (i) PFPC gives the Fund thirty (30) days' prior written notice; (ii) the delegate (or assignee) agrees with PFPC and the Fund to comply with all relevant provisions of the Securities Laws; and (iii) PFPC and such delegate (or assignee) promptly provide such information as the Fund may request, and respond to such questions as the Fund may ask, relative to the delegation (or assignment), including (without limitation) the capabilities of the delegate (or assignee). The assignment and delegation of any of PFPC's duties under this subparagraph (a) shall not relieve PFPC of any of its responsibilities or liabilities under this Agreement.

          (b) In the event that PFPC assigns its rights and delegates its duties under this section, no amendment of the terms of this Agreement shall become effective without the written consent of PFPC.

      23. COUNTERPARTS.   This  Agreement  may  be  executed   in  two  or  more
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

      24. FURTHER ACTIONS. Each party agrees to perform such further acts and execute such further documents as are necessary to effectuate the purposes hereof.

      25. MISCELLANEOUS.

          (a) ENTIRE AGREEMENT. This Agreement embodies the entire agreement and understanding between the parties and supersedes all prior agreements and understandings relating to the subject matter hereof, provided that the parties may embody in one or more separate documents their agreement, if any, with respect to services to be performed and fees payable under this Agreement.

          (b) CAPTIONS. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

          (c) GOVERNING LAW. This Agreement shall be deemed to be a contract made in Delaware and governed by Delaware law, without regard to principles of conflicts of law.

          (d) PARTIAL INVALIDITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

          (e) SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

          (f) FACSIMILE SIGNATURES. The facsimile signature of any party to this Agreement shall constitute the valid and binding execution hereof by such party.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

                                    PFPC INC.

                                    By:_______________________________

                                    Title:____________________________

                                    MITCHELL HUTCHINS LIR
                                    MONEY SERIES


                                    By:_______________________________

                                    Title:____________________________

                                     ANNEX A

                                   Portfolios

                             LIR Liquid Assets Fund

                    Authorized PERSONS APPENDIX


NAME (TYPE)                                  SIGNATURE



____________________________                 _______________________________



____________________________                 _______________________________


____________________________                 _______________________________


____________________________                 _______________________________


____________________________                 _______________________________


____________________________                 _______________________________

                                                                  Exhibit No. 9

                           KIRKPATRICK & LOCKHART LLP
                         1800 MASSACHUSETTS AVENUE, N.W.
                                    2ND FLOOR
                           WASHINGTON, D.C. 20036-1800
                             TELEPHONE 202-778-9000
                             FACSIMILE 202-778-9100
                                   WWW.KL.COM

                                November 9, 1999

Mitchell Hutchins LIR Money Series
51 West 52nd Street
New York, New York 10019-6114

Ladies and Gentlemen:

      You have requested our opinion, as counsel to Mitchell Hutchins LIR Money Series ("Trust"), as to certain matters regarding the issuance of certain Shares of the Trust. As used in this letter, the term "Shares" means the shares of beneficial interest of the series of the Trust listed below that may be issued during the time that Post-Effective Amendment No. 6 to the Trust's Registration Statement on Form N-1A ("PEA") is effective and has not been superseded by another post-effective amendment. The series of the Trust are LIR Premier Money Market Fund and LIR Premier Tax-Free Money Market Fund.

      As such counsel, we have examined certified or other copies, believed by us to be genuine, of the Trust's Trust Instrument and by-laws and such resolutions and minutes of meetings of the Trust's Board of Trustees as we have deemed relevant to our opinion, as set forth herein. Our opinion is limited to the laws and facts in existence on the date hereof, and it is further limited to the laws (other than the conflict of law rules) of the State of Delaware that in our experience are normally applicable to the issuance of shares by investment companies organized as business trusts in that State and to the Securities Act of 1933, as amended, ("1933 Act"), the Investment Company Act of 1940, as amended, ("1940 Act") and the regulations of the Securities and Exchange Commission ("SEC") thereunder.


      Based on the foregoing, we are of the opinion that the issuance of the Shares has been duly authorized by the Trust and that, when sold in accordance with the terms contemplated by the PEA, including receipt by the Trust of full payment for the Shares and compliance with the 1933 Act and the 1940 Act, the Shares will have been validly issued, fully paid and non-assessable.

Mitchell Hutchins LIR Money Series
November 9, 1999
Page 2



      We hereby consent to this opinion accompanying the PEA when it is filed with the SEC and to the reference to our firm in the statement of additional information that is being filed as part of the PEA.



                                        Very truly yours,

                                        /s/ Kirkpatrick & Lockhart LLP

                                        KIRKPATRICK & LOCKHART LLP

                                                                  Exhibit No. 10

KPMG                                                      Telephone 614 249 2300
Two Nationwide Plaza                                            Fax 614 249 7348
Columbus, OH  43216


                          INDEPENDENT AUDITORS' CONSENT





The Board of Trustees of
   Mitchell Hutchins LIR Money Series:

We consent to use of our report dated February 19, 1999 for The Infinity Mutual Funds, Inc. - Correspondent Cash Reserves Money Market Portfolio and Correspondent Cash Reserves Tax Free Money Market Portfolio as incorporated by reference herein and to the reference to our firm under the heading "Financial Highlights" in the Prospectus.




                                                  /s/ KPMG LLP
                                                  -------------------------
                                                      KPMG LLP
Columbus, Ohio
November 8, 1999

                                                               Exhibit No. 13(a)



                      MITCHELL HUTCHINS LIR MONEY SERIES --

                          LIR PREMIER MONEY MARKET FUND

                     LIR PREMIER TAX-FREE MONEY MARKET FUND

               FORM OF PLAN OF DISTRIBUTION PURSUANT TO RULE 12b-1
                    UNDER THE INVESTMENT COMPANY ACT OF 1940

        WHEREAS, Mitchell Hutchins LIR Money Series ("Fund") is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end management investment company, and has established two distinct series of shares of beneficial interest, two of which correspond to distinct portfolios and have been designated as LIR PREMIER MONEY MARKET FUND and LIR PREMIER TAX-FREE MONEY MARKET FUND; and

        WHEREAS, the Fund wishes to adopt into a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act with respect to the above-referenced Series and of such other Series to which this Plan may hereafter be made applicable ("Series"); and

        WHEREAS, the Fund intends to enter into a Plan Agreement ("Plan Agreement") with Correspondent Services Corporation ("CSC") which has, in turn, has entered in clearing agreements with certain correspondent firms (together with CSC, the "Securities Firms") under which the Securities Firms have agreed to perform certain services for their clients who are shareholders of a Series;

        NOW, THEREFORE, the Fund hereby adopts this Plan with respect to the shares of each Series ("Shares") in accordance with Rule 12b-1 under the 1940 Act.

        1. A. Each Series is authorized to pay to CSC, as compensation for its distribution and other services on behalf of each Series' shares of beneficial interest ("Shares"), fees at the rate of 0.60%, on an annualized basis, of the average daily net assets of the Series' Shares. Such fees shall be calculated and accrued daily and paid monthly or at such other intervals as the Board shall determine.

            B. Any Series may pay a fee to CSC at a lesser rate than the fees specified above, as agreed upon by the Fund's Board of Trustees ("Board") and CSC and as approved in the manner specified in Paragraph 4 of this Plan.

        2. As Plan agent for the Shares of each Series, CSC may spend such amounts as it deems appropriate on any activities or expenses primarily intended to result in the sale of the Shares of the Series or the servicing and maintenance of shareholder accounts, including, but not limited to, compensation to employees of CSC; compensation to and expenses of, including overhead and telephone and other communication expenses, of CSC and Securities Firms who engage in or support the distribution of shares or who service shareholder accounts; costs of: processing Shareholder transactions; investing Shareholder account cash balances automatically in Series shares; providing periodic statements showing a Shareholder's account balance and integrating such statements with those of other transactions and balances in the Shareholder's other accounts serviced by the Securities Firm; arranging for bank wires; performing sub-accounting or other services; assisting Shareholders in changing dividend options, account designations and addresses establishing and maintaining Shareholder accounts and records; transmitting Fund communications and documents to Fund shareholders; answering Shareholder inquiries; providing such information as Shareholders reasonably request; the printing of prospectuses, statements of additional information, and reports for other than existing shareholders; and the preparation, printing and distribution of sales literature and advertising materials.

        3. The amounts payable under this Plan will be paid in accordance with the Plan Agreement between the Fund and CSC.

        4. If adopted with respect to Shares of a Series after any public offering of those shares, this Plan shall not take effect with respect to those shares unless it has first been approved by a majority of the voting securities of the Shares of that Series. This provision does not apply to adoption as an amended Plan of Distribution where the prior Plan of Distribution either was approved by a vote of a majority of the voting securities of the Shares of the applicable Series or such approval was not required under Rule 12b-1.

        5. This Plan shall not take effect with respect to the Shares of any Series unless it first has been approved, together with any related agreements, by votes of a majority of both (a) the Board and (b) those Board members of the Fund who are not "interested persons" of the Fund (as defined in the 1940 Act) and have no direct or indirect financial interest in the operation of this Plan or any agreements related thereto ("Independent Board Members"), cast in person at a meeting (or meetings) called for the purpose of voting on such approval; and until the Board members who approve the Plan's taking effect with respect to such Series' Shares have reached the conclusion required by Rule 12b-1(e) under the 1940 Act.

        6. After approval as set forth in Paragraph 4 (if applicable) and Paragraph 5, this Plan shall take effect and continue in full force and effect for so long as such continuance is specifically approved at least annually in the manner provided for approval of this Plan in Paragraph 5.

        7. CSC shall provide to the Board and the Board shall review, at least quarterly, a written report of the amounts expended with respect to the Shares of each Series by CSC under this Plan and the Contract and the purposes for which such expenditures were made.

        8. This Plan may be terminated with respect to the Shares of any Series at any time by vote of the Board, by vote of a majority of the Independent Board Members, or by vote of a majority of the outstanding voting securities of the Shares of that Series.

        9. This Plan may not be amended to increase materially the amount of distribution fees provided for in Paragraph 1A or the amount of service fees provided for in Paragraph 1B hereof unless such amendment is approved by a majority of the outstanding voting securities of the Shares of the affected Series and no material amendment to the Plan shall be made unless approved in the manner provided for initial approval in Paragraph 4 hereof.

        10. The amount of the fees payable by the Series to CSC under Paragraphs 1A hereof is not related directly to expenses incurred by CSC on behalf of such Series and Paragraph 2 hereof and the Contract do not obligate the Series to reimburse CSC for such expenses. The fees set forth in Paragraphs 1A hereof will be paid by the Series to CSC until the Plan is terminated or not renewed. If the Plan is terminated or not renewed with respect to the Shares of any Series, any distribution expenses incurred by CSC on behalf of the Class B shares of the Series in excess of payments of the fees specified in Paragraph 1A hereof which CSC has received or accrued through the termination date are the sole responsibility and liability of CSC, and are not obligations of the Series.

        11. While this Plan is in effect, the selection and nomination of the Board members who are not interested persons of the Fund shall be committed to the discretion of the Board members who are not interested persons of the Fund.

        12. As used in this Plan, the terms "majority of the outstanding voting securities" and "interested person" shall have the same meaning as those terms have in the 1940 Act.

        13. The Fund shall preserve copies of this Plan (including any amendments thereto) and any related agreements and all reports made pursuant to Paragraph 7 hereof for a period of not less than six years from the date of this Plan, the first two years in an easily accessible place.

        14. The Board members of the Fund and the shareholders of each Series shall not be liable for any obligations of the Fund or any Series under this Plan, and CSC or any other person, in asserting any rights or claims under this Plan, shall look only to the assets and property of the Fund or such Series in settlement of such right or claim, and not to such Board members or shareholders.

        IN WITNESS WHEREOF, the Fund has executed this Plan of Distribution on the day and year set forth below in New York, New York.

        Date:

ATTEST:                                    MITCHELL HUTCHINS LIR MONEY SERIES


                                           By:

                                                              Exhibit No. 13(b)

                             FORM OF PLAN AGREEMENT



Mitchell Hutchins LIR Money Series
51 West 52nd Street
New York,  NY  10019-6114

Ladies and Gentlemen:

         We wish to enter into an Agreement with MITCHELL HUTCHINS LIR MONEY SERIES (the "Fund") to provide the services described below to shareholders of each series of the Fund set forth on Exhibit A hereto ("Shareholders"), as such Exhibit may be revised from time to time (each, a "Series").

         The terms and conditions of this Agreement are as follows:

         1. We agree to enter into agreements with certain correspondent firms and other financial services firms ("Securities Firms") which are expected to engage in activities or incur expenses primarily intended to result in the sale of the Shares of the Series or the servicing and maintenance of shareholder accounts, including for their Shareholders who own shares of any Series ("Shares"), which services or activities may include, without limitation: providing telephone and other communications facilities, answering Shareholder inquiries about the Fund or any Series; assisting Shareholders in changing dividend options, account designations and addresses; performing sub-accounting; establishing and maintaining shareholder accounts and records; processing Shareholder transactions; arranging for bank wires; transmitting Fund communications to Shareholders; providing prospectuses, statements of additional information, and reports to other than existing Shareholders; preparing, printing and distributing sales literature and advertising materials; investing Shareholder account cash balances automatically in Series shares; providing periodic statements showing a Shareholder's account balance and integrating such statements with those of other transactions and balances in the Shareholder's other accounts serviced by the Securities Firm; arranging for bank wires; and providing such other information and services as the Shareholders reasonably may request, to the extent the Securities Firm is permitted by applicable statute, rule or regulation. We will advise each Securities Firm to provide to Shareholders a schedule of the services the Securities Firm will provide and of any fees that the Security Firm may charge directly to them for such services. CSC may also pay compensation for its activities under this Agreement with respect to the distribution of correspondent class shares, including such commissions for sales of Shares by CSC employees, correspondent firms and other dealers.

         2. We shall provide such office space and equipment, telephone facilities and personnel (which may be all or any part of the space, equipment and facilities currently used in our business, or all or any personnel employed by us) as is necessary or beneficial for providing the services contemplated hereby. We shall transmit promptly to each Securities Firm for transmission to its clients all communications sent to us for transmission to Shareholders by or on behalf of any Series, the Fund's investment adviser, distributor, custodian or transfer or dividend disbursing agent.

         3. We agree that neither we nor any of our employees or agents are authorized to make any representation concerning any Series' shares, except those contained in the then-current Prospectus and Statement of Additional Information for such Series, copies of which will be supplied to us. We shall have no authority to act as the fund's agent or for the Fund's distributor. We agree to advise each Securities Firm that it is not so authorized.

         4. In consideration of the services and facilities described herein, we shall be entitled to receive from the Fund, and the fund agrees to pay to us with respect to each Series, the fees set forth opposite such Series' name on Exhibit A hereto. We agree to pay a portion of the aggregate fee paid hereunder to the Securities Firms. We understand that the payment of these fees has been authorized and will be paid pursuant to a Plan of Distribution approved as required by Rule 12b-1 of the Investment Company Act of 1940, as amended (the "1940 Act") (the "Plan"), and any payments pursuant to this Agreement shall be paid only so long as the Plan is in effect.

         5. The Fund reserves the right, at its discretion and without notice, to suspend then sale of shares or withdraw the sale of any Series' shares.

         6. We acknowledge that this Agreement shall become effective, as to a Series, only when approved by vote of a majority of (i) the Fund's Board of Trustees and (ii) Trustees who are not "interested persons" (as defined in the 1940 Act) of the Fund and who have no direct or indirect financial interest in this Agreement ("Independent Trustees"), cast in person at a meeting called for the purpose of voting on such approval.

         7. As to each Series, this Agreement shall continue until the last day of the calendar year next following the date of execution, and thereafter shall continue automatically for successive annual periods ending on the last day of each calendar year, provided such continuance is approved specifically at least annually by a vote of a majority of (i) the Fund's Board of Trustees and (ii) the Funds' Independent Trustees, upon not more than 60 days' written notice, or by vote of the holders of a majority of such Series' shares. Notwithstanding anything contained herein, if, as to one or more Series, the Plan is terminated by the Fund's Board of Trustees, or the Plan, or any part thereof is found invalid or is ordered terminated by any regulatory or judicial authority, or we fail to perform the services contemplated herein, this Agreement shall be terminable, as to the relevant Series, effective upon receipt of notice thereof by us. This Agreement also shall terminate automatically, as to the relevant Series, in the event of its assignment (as defined in the 1940 Act).

         8. All communications to the Fund shall be sent to the Fund at the address set forth above. Any notice to us shall be duly given if mailed or telegraphed to us at the address set forth below.

         9. This Agreement shall be construed in accordance with the internal laws of the State of New York, without giving effective to principles of conflict of laws.

                                Very truly yours,


                                CORRESPONDENT SERVICES CORPORATION


Date____________________        By:_______________________________________
                                   Authorized Signature

NOTE:   Please return both signed copies of this Agreement to the Fund.  Upon acceptance one countersigned copy will be returned for your files.




                                Accepted:

                                MITCHELL HUTCHINS LIR MONEY
                                SERIES

Date:__________________         By:_______________________________________

                                    EXHIBIT A

                                 Plan Agreement

                                     between

                       MITCHELL HUTCHINS LIR MONEY SERIES

                                       and

                       CORRESPONDENT SERVICES CORPORATION


                                                  Monthly Fee at an Annual
                                                  Rate as a Percentage
                                                  of Average Daily Net
                                                  Asset Value of Series'
Name of Series                                    Shares Owned by Clients*
--------------                                    -----------------------

LIR Premier
  Money Market Fund                                     .60 of 1%

LIR Premier
  Tax-Free Money Market Fund                            .60 of 1%
















------------
* For purposes of determining the fees payable hereunder, the average daily net asset value of Series' shares shall be computed it the manner specified in the Fund's Trust Instrument and then-current Prospectus and Statement of Additional Information.
--------------------------------------------------------------------------------